     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 13, 2005

                       1933 ACT REGISTRATION NO. 333-49230
                       1940 ACT REGISTRATION NO. 811-07975

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                       POST-EFFECTIVE AMENDMENT NO. 14 [X]

                                       AND

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                      POST-EFFECTIVE AMENDMENT NO. 52  [X]

                        (CHECK APPROPRIATE BOX OR BOXES)

                    PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-7333

    (Address and telephone number of depositor's principal executive offices)

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-4708

                     (Name and address of agent for service)
                                   Copies to:

                             C. CHRISTOPHER SPRAGUE
                        VICE PRESIDENT, CORORATE COUNSEL
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-6997

It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 2, 2005 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on ________ pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box: [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Title of Securities Being Registered:
               Interests in Individual Variable Annuity Contracts

STRATEGIC PARTNERS(SM)
ANNUITY ONE 3
VARIABLE ANNUITY
--------------------------------------------------------------------------------

PROSPECTUS: MAY 2, 2005



THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY) AND THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM ANNUITY ACCOUNT. PRUCO LIFE OF NEW JERSEY OFFERS SEVERAL DIFFERENT ANNUITIES WHICH YOUR REPRESENTATIVE MAY BE AUTHORIZED TO OFFER TO YOU. EACH ANNUITY HAS DIFFERENT FEATURES AND BENEFITS THAT MAY BE APPROPRIATE FOR YOU BASED ON YOUR FINANCIAL SITUATION, YOUR AGE AND HOW YOU INTEND TO USE THE ANNUITY. THE DIFFERENT FEATURES AND BENEFITS INCLUDE VARIATIONS IN DEATH BENEFIT PROTECTION AND THE ABILITY TO ACCESS YOUR ANNUITY'S CONTRACT VALUE. THE FEES AND CHARGES UNDER THE ANNUITY CONTRACT AND THE COMPENSATION PAID TO YOUR REPRESENTATIVE MAY ALSO BE DIFFERENT AMONG EACH ANNUITY. IF YOU ARE PURCHASING THE CONTRACT AS A REPLACEMENT FOR EXISTING VARIABLE ANNUITY OR VARIABLE LIFE COVERAGE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, ANY SURRENDER OR PENALTY CHARGES YOU MAY INCUR WHEN REPLACING YOUR EXISTING COVERAGE. PRUCO LIFE OF NEW JERSEY IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.


THE FUNDS
------------------------------------------------------------


Strategic Partners Annuity One 3 offers a wide variety of investment choices, including variable investment options that invest in underlying mutual funds. Currently, portfolios of the following underlying mutual funds are being offered: The Prudential Series Fund, Inc., American Skandia Trust, Gartmore Variable Insurance Trust, and Janus Aspen Series.


     You may choose between two basic versions of Strategic Partners Annuity One
3. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Annuity One 3, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------


Please read this prospectus before purchasing a Strategic Partners Annuity One 3 variable annuity contract, and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. The Risk Factors section relating to the market value adjustment option appears in the Summary.


TO LEARN MORE ABOUT STRATEGIC PARTNERS ANNUITY ONE 3
------------------------------------------------------------


To learn more about the Strategic Partners Annuity One 3 variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 2, 2004. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life of New Jersey also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. (See SEC file numbers 333-49230 and 333-103473.) You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Annuity One 3 SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 11 of this prospectus.



     For a free copy of the SAI, call us at (888) PRU-2888, or write to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.


THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS ANNUITY ONE 3 IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA.                                                              ORD01182NY

CONTENTS
--------------------------------------------------------------------------------



                                       PART I: STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS
                                       ------------------------------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary........................................              6
                                                Summary.........................................             10
                                                Risk Factors....................................             13
                                                Summary Of Contract Expenses....................             15
                                                Expense Examples................................             21

                                       PART II: STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS
                                       ------------------------------------------------------------------------

                                       SECTIONS 1-11
                                       ---------------------------------------------------------

                                           Section 1: What Is The Strategic Partners Annuity One
                                             3 Variable Annuity?................................             26
                                                Short Term Cancellation Right or "Free Look"....             27

                                           Section 2: What Investment Options Can I Choose?.....             28
                                                Variable Investment Options.....................             28
                                                Fixed Interest Rate Options.....................             37
                                                Market Value Adjustment Option..................             38
                                                Transfers Among Options.........................             39
                                                Additional Transfer Restrictions................             40
                                                Dollar Cost Averaging...........................             41
                                                Asset Allocation Program........................             42
                                                Auto-Rebalancing................................             42
                                                Scheduled Transactions..........................             42
                                                Voting Rights...................................             42
                                                Substitution....................................             43

                                           Section 3: What Kind Of Payments Will I Receive
                                             During The Income Phase? (Annuitization)...........             44
                                             Payment Provisions.................................             44
                                             Payment Provisions Without The Guaranteed Minimum
                                                  Income Benefit................................             44
                                                Option 1: Annuity Payments For A Fixed Period...             44
                                                Option 2: Life Income Annuity Option............             44
                                                Other Annuity Options...........................             44
                                             Tax Considerations.................................             44
                                             Guaranteed Minimum Income Benefit..................             45
                                                GMIB Roll-Up....................................             45
                                                GMIB Option 1: Single Life Payout Option........             47
                                                GMIB Option 2: Joint Life Payout Option.........             47
                                             How We Determine Annuity Payments..................             48

                                           Section 4: What Is The Death Benefit?................             50
                                                Beneficiary.....................................             50
                                                Calculation Of The Death Benefit................             50
                                                Guaranteed Minimum Death Benefit................             50
                                                  GMDB Step-Up..................................             50
                                                Special Rules If Joint Owners...................             51
                                                Payout Options..................................             51
                                                Spousal Continuance Benefit.....................             52

                                           Section 5: What Is The Lifetime Five(SM) Income
                                             Benefit?...........................................             54
                                                Lifetime Five Income Benefit....................             54

                                           Section 6: What Is The Income Appreciator Benefit?...             60
                                                Income Appreciator Benefit......................             60
                                                Calculation Of The Income Appreciator Benefit...             60
                                                Income Appreciator Benefit Options During The
                                                  Accumulation Phase............................             61

--------------------------------------------------------------------------------


                                           Section 7: How Can I Purchase A Strategic Partners
                                             Annuity One 3 Contract?............................             64
                                                Purchase Payments...............................             64
                                                Allocation Of Purchase Payments.................             64
                                                Credits.........................................             64
                                                Calculating Contract Value......................             65

                                           Section 8: What Are The Expenses Associated With The
                                             Strategic Partners Annuity One 3 Contract?.........             66
                                                Insurance And Administrative Charges............             66
                                                Withdrawal Charge...............................             67
                                                Contract Maintenance Charge.....................             67
                                                Guaranteed Minimum Income Benefit Charge........             68
                                                Income Appreciator Benefit Charge...............             68
                                                Taxes Attributable To Premium...................             69
                                                Transfer Fee....................................             69
                                                Company Taxes...................................             69
                                                Underlying Mutual Fund Fees.....................             69

                                           Section 9: How Can I Access My Money?................             70
                                                Withdrawals During The Accumulation Phase.......             70
                                                Automated Withdrawals...........................             70
                                                Suspension Of Payments or Transfers.............             70

                                           Section 10: What Are The Tax Considerations
                                             Associated With The Strategic Partners Annuity One
                                             3 Contract?........................................             72
                                                Contracts Owned By Individuals (Not Associated
                                                  With Tax-Favored Retirement Plans)............             72
                                                Contracts Held By Tax-Favored Plans.............             75

                                           Section 11: Other Information........................             79
                                                Pruco Life Insurance Company of New Jersey......             79
                                                The Separate Account............................             79
                                                Sale And Distribution Of The Contract...........             79
                                                Litigation......................................             80
                                                Assignment......................................             81
                                                Financial Statements............................             81
                                                Statement Of Additional Information.............             81
                                                Householding....................................             81
                                                Market Value Adjustment Formula.................             82

                                           Appendix A...........................................             84
                                                Accumulation Unit Values........................             84


                                                                               3
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 4

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges.


ANNUAL INCOME AMOUNT



Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as the annuitant lives. The annual income amount is set initially as a percentage of the Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.



ANNUAL WITHDRAWAL AMOUNT



Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as there is Protected Withdrawal Value remaining. The Annual Withdrawal Amount is set initially to equal 7% of the initial Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.


ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

BUSINESS DAY


A day on which the New York Stock Exchange is open for business. Our business day generally ends at 4:00 p.m. Eastern time.


CO-ANNUITANT

The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirements for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.

CONTRACT DATE

The date we accept your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and insurance and administrative costs, and may provide lower interest rates for fixed rate options than the Contract Without Credit.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.

DEATH BENEFIT


If a death benefit is payable, the beneficiary you designate will receive, at a minimum, the total invested purchase payments, reduced proportionally by withdrawals, or a potentially greater amount related to market appreciation. The Guaranteed Minimum Death Benefit is available for an additional charge. See
Section 4, "What Is The Death Benefit?"


DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed interest rate option.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEE PERIOD

A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We may offer one or more guarantee periods.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

GMDB PROTECTED VALUE

The amount guaranteed under the Guaranteed Minimum Death Benefit, which equals the GMDB step-up value. The GMDB protected value will be subject to certain age restrictions and time durations, however, it will still increase by subsequent invested purchase payments and reduce proportionally by withdrawals.

GMDB STEP-UP

We use the GMDB step-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. Generally speaking, the GMDB step-up establishes a "high water mark" of protected value that we would pay upon death, even if the contract value has declined. For example, if the GMDB step-up were set at $100,000 on a contract anniversary, and the contract value subsequently

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

declined to $80,000 on the date of death, the GMDB step-up value would nonetheless remain $100,000 (assuming no additional purchase payments or withdrawals).

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

GMIB PROTECTED VALUE

We use the GMIB protected value to calculate annuity payments should you annuitize under the Guaranteed Minimum Income Benefit.


     The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, and any withdrawals will proportionally reduce the GMIB protected value. The GMIB protected value is not available as a cash surrender benefit or a death benefit, nor is it used to calculate the cash surrender value or death benefit.


GMIB RESET

You may elect to "step-up" or "reset" your GMIB protected value if your contract value is greater than the current GMIB protected value. Upon exercise of the reset provision, your GMIB protected value will be reset to equal your current contract value. You are limited to two resets over the life of your contract, provided that certain annuitant age requirements are met.

GMIB ROLL-UP

We will use the GMIB roll-up value to compute the GMIB protected value of the Guaranteed Minimum Income Benefit. The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual interest rate starting on the date each invested purchase payment is made, subject to a cap, and reduced proportionally by withdrawals.

INCOME APPRECIATOR BENEFIT (IAB)


An optional feature that may be available for an additional charge that provides a supplemental living benefit based on earnings under the contract.


IAB AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

A series of payments consisting of a portion of your contract value and Income Appreciator Benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

IAB CREDIT

An amount we add to your contract value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period during which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any tax charge.

JOINT OWNER


The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.



LIFETIME FIVE INCOME BENEFIT



An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


market performance on your contract value, subject to our rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value.


MARKET VALUE ADJUSTMENT

An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

MARKET VALUE ADJUSTMENT OPTION

Under the Contract Without Credit, this investment option may offer various guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of its guarantee period.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.


PROPORTIONAL WITHDRAWALS



A method that involves calculating the percentage of your contract value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the applicable benefit value by reducing such value in the same proportion as the contract value was reduced by the withdrawal as of the date the withdrawal occurred.



PROTECTED WITHDRAWAL VALUE



Under the Lifetime Five Income Benefit, we guarantee an amount that you can withdraw each year until those annual withdrawals, when added together, reach an aggregate limit. We call that aggregate limit the Protected Withdrawal Value. Purchase payments and withdrawals you make will result in an adjustment to the Protected Withdrawal Value. In addition, you may elect to step-up your Protected Withdrawal Value under certain circumstances.


PRUDENTIAL ANNUITY SERVICE CENTER


For general correspondence: P.O. Box 7960, Philadelphia, PA 19176. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is
(888) PRU-2888. Prudential's Web site is www.prudential.com.


PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life of New Jersey.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Annuity One 3 variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL


This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See
Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract?"


VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


SUMMARY FOR SECTIONS 1-11

--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE 3 VARIABLE ANNUITY?

The Strategic Partners Annuity One 3 variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us). The contract allows you to invest on a tax-deferred basis in variable investment options, fixed interest rate options, and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Annuity One 3 variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide lower interest rates for fixed interest rate options than the Contract Without Credit, and

-  does not offer the market value adjustment option.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

- may provide higher interest rates for fixed interest rate options than the Contract With Credit, and

-  offers the market value adjustment option.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value, including an investment in the Prudential Money Market Portfolio variable investment option.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   You may make up to 12 free transfers each contract year among the investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of income and death benefit options, which may also be available to you.

   We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.

   If you change your mind about owning Strategic Partners Annuity One 3, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). This time period is referred to as the "Free Look" period.

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?



You can invest your money in several variable investment options. The variable investment options are classified according to their investment style, and a brief description of each portfolio's investment objective and key policies is set forth in Section 2, to assist you in determining which portfolios may be of interest to you.


   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Past performance is not a guarantee of future results.

   You may also invest your money in fixed interest rate options or in a market value adjustment option.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.


   For an additional fee, you may also choose, if it is available under your contract, the Guaranteed Minimum Income Benefit (GMIB). The Guaranteed Minimum Income Benefit provides that once the income period begins, your income payments will be no less than a value that is based on a certain "GMIB protected value " applied to the GMIB guaranteed annuity purchase rates. See Section 3, "What Kind Of Payments Will I Receive During The Income Phase?"



   The Lifetime Five Income Benefit (discussed in Section 5) and the Income Appreciator Benefit (discussed in Section 6) each may provide an additional amount upon which your annuity payments are based.


SECTION 4
WHAT IS THE DEATH BENEFIT?


In general, if the sole owner or first to die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger Guaranteed Minimum Death Benefit (GMDB).


   The base death benefit equals the total invested purchase payments reduced proportionally by withdrawals. The Guaranteed Minimum Death Benefit is equal to the "GMDB protected value" of the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value".


   On the date we receive proof of death in good order, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if the conditions that we describe, in Section 4, are met.



SECTION 5
WHAT IS THE LIFETIME FIVE(SM) INCOME BENEFIT?



The Lifetime Five Income Benefit is an optional feature that guarantees your ability to withdraw an amount equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amounts of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit"), and the other is designed to provide a greater annual withdrawal amount (than the first option), as long as there is Protected Withdrawal Value (adjusted, as described in Section 5) (the "Withdrawal Benefit"). The annuitant must be at least 45 years old when the Lifetime Five Income Benefit is elected.



   The charge for the Lifetime Five Income Benefit is a daily fee equal on an annual basis to 0.60% of the contract value allocated to the variable investment options. This charge is in addition to the charge for the applicable death benefit.



SECTION 6
WHAT IS THE INCOME APPRECIATOR BENEFIT?



The Income Appreciator Benefit is an optional benefit, available for an additional charge, that provides an

SUMMARY FOR SECTIONS 1-11 CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. You can activate this benefit in one of three ways, as described in Section 6. Note, however, that the annuitization options within this benefit are limited.



SECTION 7
HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT?



You can purchase this contract under most circumstances with a minimum initial purchase payment of $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. Generally, you can make additional purchase payments of $500 ($100 if made through electronic funds transfer) or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.


   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. In addition, certain age limits apply to certain features and benefits described herein.


SECTION 8
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT?


The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge if your contract value is less than $75,000. This charge is currently equal to the lesser of $30 or 2% of your contract value. We do not impose the contract maintenance charge if your contract value is $75,000 or more.


- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit (or other) option that you choose. The daily cost is equivalent to an annual charge as follows:



   --  1.40% if you choose the base death benefit,



   -- 1.65% if you choose the step-up Guaranteed Minimum Death Benefit option (i.e., 0.25% in addition to the base death benefit charge), or



   -- 0.60% if you choose the Lifetime Five Income Benefit. This charge is in addition to the charge for the applicable death benefit.



- We impose an additional insurance and administrative charge of 0.10% annually for the Contract With Credit.


- We will deduct an additional charge if you choose the Guaranteed Minimum Income Benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts), of the average GMIB protected value.

- We will deduct an additional charge if you choose the Income Appreciator Benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your contract value.


- There are also expenses associated with the mutual funds. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 1.79% of fund assets, which were reduced by expense reimbursements or waivers to 0.38% to 1.30%. These reimbursements or waivers may be terminated at any time.


- If you withdraw money less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit.


   For more information, including details about other possible charges under the contract, see "Summary Of Contract Expenses" and Section 8, "What Are The

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


Expenses Associated With The Strategic Partners Annuity One 3 Contract?"



SECTION 9
HOW CAN I ACCESS MY MONEY?


You may withdraw money at any time during the accumulation phase. You may, however, be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1-7%. For the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%.

   Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.


   We offer an optional benefit, called the Lifetime Five Income Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your contract value. You need not participate in this benefit in order to withdraw some or all of your money. You also may access your Income Appreciator Benefit through withdrawals.



SECTION 10
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT?


Your earnings are generally not taxed until withdrawn. If you withdraw money during the accumulation phase, the tax laws treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age
59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a partial return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth
IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age
59 1/2.


SECTION 11
OTHER INFORMATION


This contract is issued by Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey), an indirect subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

RISK FACTORS

There are various risks associated with an investment in the market value adjustment option that we summarize below.

   Issuer Risk. The market value adjustment option, fixed interest rate options, and the contract's other insurance features are available under a contract issued by Pruco Life of New Jersey, and thus backed by the financial strength of that company. If Pruco Life of New Jersey were to experience significant financial adversity, it is possible that Pruco Life of New Jersey's ability to pay interest and principal under the market value adjustment option and fixed interest rate options and to fulfill its insurance guarantees could be impaired.


   Risks Related to Changing Interest Rates. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life of New Jersey holds to support the market value adjustment option. Nonetheless, the market value adjustment formula reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money prior to the end of a guarantee period and during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.

SUMMARY FOR SECTIONS 1-11 CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

   Risks Related to the Withdrawal Charge. We may impose withdrawal charges on amounts withdrawn from the market value adjustment option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR STRATEGIC PARTNERS ANNUITY ONE 3. THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.


For more detailed information, including additional information about current and maximum charges, see Section 8, "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?" The individual fund prospectuses contain detailed expense information about the underlying mutual funds.


                      CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)
----------------------------------------------------------
       NUMBER OF CONTRACT         CONTRACT     CONTRACT
      ANNIVERSARIES SINCE           WITH        WITHOUT
        PURCHASE PAYMENT           CREDIT       CREDIT
      -------------------         --------     --------
               0                     8%         7%
               1                     8%         6%
               2                     8%         5%
               3                     8%         4%
               4                     7%         3%
               5                     6%         2%
               6                     5%         1%
               7                     0%         0%

MAXIMUM TRANSFER FEE
----------------------------------------------------------
        EACH TRANSFER AFTER 12(2)               $30.00





1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal charge if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" in Section 8.


2: Currently, we charge $25 for each transfer after the twelfth in a contract year. As shown in the table, we can increase that charge up to a maximum of $30, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing or transfers from the market value adjustment option at the end of a guarantee period, and do not count them toward the limit of 12 free transfers per year.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.


                           PERIODIC ACCOUNT EXPENSES


MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE
  UPON FULL WITHDRAWAL(3)
------------------------------------------------------------------------------------
                                                              $30.00


INSURANCE AND ADMINISTRATIVE EXPENSES WITH THE INDICATED BENEFITS
------------------------------------------------------------------------------------
AS A PERCENTAGE OF ACCOUNT VALUE IN VARIABLE INVESTMENT OPTIONS:
                                                              CONTRACT      CONTRACT
                                                                WITH        WITHOUT
                                                               CREDIT        CREDIT
                                                              -------       -------
         Base Death Benefit                                    1.50%         1.40%
         Base Death Benefit with Lifetime Five Income
         Benefit                                               2.10%         2.00%
         Guaranteed Minimum Death Benefit Option--Step-Up      1.75%         1.65%
         Guaranteed Minimum Death Benefit Option--Step-Up
         with Lifetime Five Income Benefit                     2.35%         2.25%
ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(4) (for contracts sold on or after May 1,
  2004)
------------------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE GMIB PROTECTED VALUE       0.50%
ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(5)
------------------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                     0.25%


3: Currently, we waive this fee if your contract value is greater than or equal to $75,000. If your contract value is less than $75,000, we currently charge the lesser of $30 or 2% of your contract value. This is a single fee that we assess
(a) annually or (b) upon full withdrawal made on a date other than a contract anniversary.


4: We impose this charge only if you choose the Guaranteed Minimum Income Benefit. This charge is equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts), of the average GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. The fee is withdrawn from each variable investment option in the same proportion as the contract value allocated to that variable investment option represents to the total contract value in all variable investment options. Subject to certain age or duration restrictions, the roll-up value is the total of all invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual rate of 5%, subject to a cap of 200% of all invested purchase payments. Withdrawals reduce both the roll-up value and the 200% cap. When the GMIB roll-up is increasing at an effective annual interest rate of 5%, the reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and 200% cap proportionally to the additional reduction in contract value after the first 5% withdrawal occurs. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.



5: We impose this charge only if you choose the Income Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The Income Appreciator Benefit charge is calculated: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last deducted. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. With respect to full and partial withdrawals, we prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

                  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES


The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained below and in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2004. Fund expenses are not fixed or guaranteed by the Strategic Partners Annuity One 3 contract, and may vary from year to year.



                                                              Minimum   Maximum
                                                              -------   -------
Total Annual Underlying Mutual Fund Operating Expenses          0.38%     1.79%



* Actual expenses for the mutual funds were lower due to certain expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements were 0.38% and 1.30%, respectively.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
THE PRUDENTIAL SERIES FUND, INC.
-------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                     0.60%            0.04%            None             0.64%
         Prudential Equity Portfolio                            0.45%            0.03%            None             0.48%
         Prudential Global Portfolio                            0.75%            0.09%            None             0.84%
         Prudential Money Market Portfolio                      0.40%            0.05%            None             0.45%
         Prudential Stock Index Portfolio(2)                    0.35%            0.03%            None             0.38%
         Prudential Value Portfolio                             0.40%            0.04%            None             0.44%
         SP Aggressive Growth Asset Allocation
           Portfolio(3,4)                                       0.84%            0.11%            None             0.95%
         SP AIM Aggressive Growth Portfolio(3,5)                0.95%            0.57%            None             1.52%
         SP AIM Core Equity Portfolio(3)                        0.85%            0.63%            None             1.48%
         SP AllianceBernstein Large-Cap Growth Portfolio        0.90%            0.17%            None             1.07%
         SP Balanced Asset Allocation Portfolio(3,4)            0.76%            0.09%            None             0.85%
         SP Conservative Asset Allocation Portfolio(3,4)        0.72%            0.08%            None             0.80%
         SP Davis Value Portfolio                               0.75%            0.07%            None             0.82%
         SP Goldman Sachs Small Cap Value Portfolio             0.90%            0.06%            None             0.96%
         SP Growth Asset Allocation Portfolio(3,4)              0.81%            0.10%            None             0.91%
         SP Large Cap Value Portfolio                           0.80%            0.06%            None             0.86%
         SP LSV International Value Portfolio (formerly SP
           Deutsche International Equity Portfolio)(3,6)        0.90%            0.33%            None             1.23%
         SP MFS Capital Opportunities Portfolio(3,7)            0.75%            0.70%            None             1.45%
         SP Mid Cap Growth Portfolio(3)                         0.80%            0.26%            None             1.06%
         SP PIMCO High Yield Portfolio                          0.60%            0.08%            None             0.68%
         SP PIMCO Total Return Portfolio                        0.60%            0.05%            None             0.65%
         SP Prudential U.S. Emerging Growth Portfolio           0.60%            0.18%            None             0.78%
         SP Small-Cap Growth Portfolio (formerly SP State
           Street Research Small Company Growth
           Portfolio)(8)                                        0.95%            0.14%            None             1.09%
         SP Strategic Partners Focused Growth Portfolio(3)      0.90%            0.38%            None             1.28%
         SP Technology Portfolio(3,9)                           1.15%            0.64%            None             1.79%
         SP William Blair International Growth Portfolio        0.85%            0.17%            None             1.02%
AMERICAN SKANDIA TRUST(10)
-------------------------------------------------------------------------------------------------------------------------------
         AST JPMorgan International Equity Portfolio            1.00%            0.13%            None             1.13%
         AST MFS Global Equity Portfolio                        1.00%            0.35%            None             1.35%
         AST DeAm Small-Cap Growth Portfolio(11)                0.95%            0.22%            None             1.17%
         AST Federated Aggressive Growth Portfolio              0.95%            0.24%            None             1.19%
         AST Small-Cap Value Portfolio (formerly AST Gabelli
           Small-Cap Value Portfolio)(12)                       0.90%            0.18%            None             1.08%
         AST DeAm Small-Cap Value Portfolio(11)                 0.95%            0.33%            None             1.28%
         AST Goldman Sachs Mid-Cap Growth Portfolio(11)         1.00%            0.25%            None             1.25%
         AST Neuberger Berman Mid-Cap Growth Portfolio(11)      0.90%            0.22%            None             1.12%
         AST Neuberger Berman Mid-Cap Value Portfolio(11)       0.90%            0.15%            None             1.05%
         AST Alger All-Cap Growth Portfolio                     0.95%            0.22%            None             1.17%
         AST Gabelli All-Cap Value Portfolio                    0.95%            0.26%            None             1.21%
         AST T. Rowe Price Natural Resources Portfolio          0.90%            0.26%            None             1.16%
         AST MFS Growth Portfolio(11)                           0.90%            0.20%            None             1.10%
         AST Marsico Capital Growth Portfolio(11)               0.90%            0.14%            None             1.04%
         AST Goldman Sachs Concentrated Growth Portfolio(11)    0.90%            0.17%            None             1.07%
         AST DeAm Large-Cap Value Portfolio(11)                 0.85%            0.26%            None             1.11%
         AST AllianceBernstein Growth + Value Portfolio         0.90%            0.32%            None             1.22%
         AST AllianceBernstein Core Value Portfolio
           (formerly AST Sanford Bernstein Core Value
           Portfolio)(13)                                       0.75%            0.24%            None             0.99%
         AST Cohen & Steers Realty Portfolio(11)                1.00%            0.22%            None             1.22%
         AST AllianceBernstein Managed Index 500 Portfolio
           (formerly AST Sanford Bernstein Managed Index 500
           Portfolio)(14)                                       0.60%            0.17%            None             0.77%
         AST American Century Income & Growth Portfolio         0.75%            0.24%            None             0.99%

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
         AST AllianceBernstein Growth & Income Portfolio(11)    0.75%            0.15%            None             0.90%
         AST Hotchkis & Wiley Large-Cap Value Portfolio(11)     0.75%            0.19%            None             0.94%
         AST Global Allocation Portfolio (formerly AST DeAM
           Global Allocation Portfolio)(15)                     0.89%            0.26%            None             1.15%
         AST American Century Strategic Balanced
           Portfolio(11)                                        0.85%            0.27%            None             1.12%
         AST T. Rowe Price Asset Allocation Portfolio(11)       0.85%            0.27%            None             1.12%
         AST T. Rowe Price Global Bond Portfolio                0.80%            0.27%            None             1.07%
         AST Goldman Sachs High Yield Portfolio                 0.75%            0.18%            None             0.93%
         AST Lord Abbett Bond-Debenture Portfolio(11)           0.80%            0.22%            None             1.02%
         AST PIMCO Limited Maturity Bond Portfolio(11)          0.65%            0.17%            None             0.82%
GARTMORE VARIABLE INVESTMENT TRUST
-------------------------------------------------------------------------------------------------------------------------------
         GVIT Developing Markets Fund(16)                       1.15%            0.38%           0.25%             1.78%
JANUS ASPEN SERIES
-------------------------------------------------------------------------------------------------------------------------------
         Large Cap Growth Portfolio -- Service Shares
           (formerly Growth Portfolio -- Service
           Shares)(16,17)                                       0.64%            0.02%           0.25%             0.91%



1. As noted above, shares of the Portfolios generally are purchased through variable insurance products. Some of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of the contract under which they compensate us for providing ongoing services in lieu of the Series and/or Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses."



2. Effective July 1, 2004, Quantitative Management Associates LLC became the Sub-adviser of the Portfolio. Prior to July 1, 2004, Prudential Investments LLC served as Sub-adviser of the Portfolio.



3. The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses, and expense offset arrangements. These expense reimbursements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the expense reimbursements, the Portfolios' actual annual operating expenses were:



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP Aggressive Growth Asset
      Allocation Portfolio                          0.94%
    SP AIM Aggressive Growth Portfolio              1.07%
    SP AIM Core Equity Portfolio                    1.00%
    SP Balanced Asset Allocation
      Portfolio                                     0.84%
    SP Conservative Asset Allocation
      Portfolio                                     0.79%
    SP Growth Asset Allocation
      Portfolio                                     0.90%



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP LSV International Value
      Portfolio                                     1.10%
    SP MFS Capital Opportunities
      Portfolio                                     1.00%
    SP Mid Cap Growth Portfolio                     1.00%
    SP Strategic Partners Focused
      Growth Portfolio                              1.01%
    SP Technology Portfolio                         1.30%



4. Each asset allocation portfolio invests in a combination of underlying portfolios of The Prudential Series Fund, Inc. The total expenses for each asset allocation portfolio are calculated as a blend of the fees of the underlying portfolios, plus a 0.05% advisory fee payable to the investment adviser, Prudential Investments LLC. The 0.05% advisory fee is included in the amount of each investment advisory fee set forth in the table above.



5. The Portfolio was merged into the SP Mid Cap Growth Portfolio on April 29, 2005.



6. Effective November 19, 2004, LSV Asset Management became Sub-adviser of the Portfolio. Prior to November 19, 2004, Deutsche Asset Management, Inc. served as Sub-adviser of the Portfolio, then named "SP Deutsche International Equity Portfolio."



7. The Portfolio was merged into the Prudential Equity Portfolio on April 29, 2005.



8. Effective May 1, 2005, Neuberger Berman Asset Management Inc. and Eagle Asset Management became Sub-advisers of the Portfolio. Previously, State Street Research and Management Company served as Sub-adviser of the Portfolio, then named "SP State Street Research Small Cap Growth Portfolio."



9. The Portfolio was merged into the SP Prudential U.S. Emerging Growth Portfolio on April 29, 2005.



10. Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's investment managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. The Total Annual Portfolio Operating Expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan's termination.



11. The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolios' actual annual operating expenses were:



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    AST DeAm Small-Cap Growth Portfolio             1.02%
    AST DeAm Small-Cap Value Portfolio              1.13%
    AST Goldman Sachs Mid-Cap Growth
      Portfolio                                     1.13%
    AST Neuberger Berman Mid-Cap Growth
      Portfolio                                     1.11%
    AST Neuberger Berman Mid-Cap Value
      Portfolio                                     1.04%
    AST MFS Growth Portfolio                        1.07%
    AST Marsico Capital Growth
      Portfolio                                     1.02%
    AST Goldman Sachs Concentrated
      Growth Portfolio                              1.00%



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    AST DeAm Large-Cap Value Portfolio              0.99%
    AST Cohen & Steers Realty Portfolio             1.11%
    AST AllianceBernstein Growth &
      Income Portfolio                              0.87%
    AST Hotchkis & Wiley Large-Cap
      Value Portfolio                               0.90%
    AST American Century Strategic
      Balanced Portfolio                            1.09%
    AST T. Rowe Price Asset Allocation
      Portfolio                                     1.07%
    AST Lord Abbett Bond-Debenture
      Portfolio                                     0.97%
    AST PIMCO Limited Maturity Bond
      Portfolio                                     0.79%



12. Effective November 18, 2004, Integrity Asset Management, Lee Munder Capital Group, and J.P. Morgan Fleming Asset Management became Sub-advisers of the
Portfolio. Prior to November 18, 2004, GAMCO Investors, Inc. served as Sub-adviser of the Portfolio, then named "AST Gabelli Small-Cap Value Portfolio."



13. Effective May 1, 2005, Alliance Capital Management, L.P. became Sub-adviser of the Portfolio. Prior to May 1, 2005, Sanford C. Bernstein & Co., LLC served as Sub-adviser of the Portfolio, then named "AST Sanford Bernstein Core Value Portfolio."



14. Effective May 1, 2005, Alliance Capital Management, L.P. became Sub-adviser of the Portfolio. Prior to May 1, 2005, Sanford C. Bernstein & Co., LLC served as Sub-adviser of the Portfolio, then named "AST Sanford Bernstein Managed Index 500 Portfolio."



15. (a) The AST Global Allocation Portfolio invests primarily in shares of other AST Portfolios (the "Underlying Portfolios"). The only management fee directly paid by the Portfolio is a 0.10% fee paid to Prudential Investments LLC and American Skandia Investment Services, Inc. The management fee shown in the chart for the Portfolio is (i) that 0.10% management fee paid by the Portfolio plus
(ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the management fee rates shown in the chart above.


   (b) The expense information shown in the chart for the Portfolio reflects (i) the expenses of the Portfolio itself plus (ii) an estimate of the expenses paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the expense rates for the Underlying Portfolios shown in the above chart.


   (c) Effective May 1, 2005, Prudential Investments, LLC became Sub-adviser of the Portfolio. Prior to May 1, 2005, Deutsche Asset Management, Inc. served as Sub-adviser of the Portfolio, then named "AST DeAM Global Allocation Portfolio."



16. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.



17. Effective May 1, 2005, the name of the Portfolio was changed from "Growth Portfolio -- Service Shares" to "Large Cap Growth Portfolio -- Service Shares."

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1a: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit,

-  You choose the Step-Up Guaranteed Minimum Death Benefit,

- You choose the Guaranteed Minimum Income Benefit (for contracts sold on or after May 1, 2004),

-  You choose the Income Appreciator Benefit,

- You allocate all of your assets to the variable investment option having the maximum total operating expenses,

-  The investment has a 5% return each year,

-  The mutual fund's total operating expenses remain the same each year, and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 1b: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

EXAMPLE 2a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit,


-  You do not choose any optional insurance benefit,


- You allocate all of your assets to the variable investment option having the maximum total operating expenses,

-  The investment has a 5% return each year,

-  The mutual fund's total operating expenses remain the same each year, and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 2b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3a: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 3b: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 4a: Contract Without Credit: Base Death Benefit; and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 4b: Contract Without Credit: Base Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the Contract Without Credit.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Note that withdrawal charges (which are reflected in Examples 1a, 2a, 3a and 4a) are assessed in connection with some annuity options, but not others.

The values shown in the 10 year column are the same for Example 1a and 1b, 2a and 2b, 3a and 3b, and 4a and 4b. This is because if 10 years have elapsed since your last purchase payment, we would no longer deduct withdrawal charges when you make a withdrawal.


The examples use an average contract maintenance charge, which we calculated based on our estimate of the total contract fees we expect to collect in 2005. Based on these estimates, the contract maintenance charge is included as an annual charge of 0.024% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.


A table of accumulation unit values appears in Appendix A to this prospectus.

--------------------------------------------------------------------------------


CONTRACT WITH CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION,
GUARANTEED MINIMUM INCOME BENEFIT, INCOME APPRECIATOR BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 1a:                         EXAMPLE 1b:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
    -----------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
    $1,202   $2,112   $2,940   $4,643   $450    $1,360    $2,282    $4,643



CONTRACT WITH CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 2a:                         EXAMPLE 2b:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
    -----------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
    $1,100   $1,812   $2,455   $3,751   $348    $1,060    $1,797    $3,751



CONTRACT WITHOUT CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION,
GUARANTEED MINIMUM INCOME BENEFIT, INCOME APPRECIATOR BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 3a:                             EXAMPLE 3b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,053    $1,729    $2,419    $4,383    $423    $1,279    $2,149    $4,383



CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 4a:                         EXAMPLE 4b:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
    -----------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
    $  954   $1,440   $1,950   $3,516   $324    $  990    $1,680    $3,516

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 24

PART II SECTIONS 1-11

--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE 3

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS ANNUITY ONE 3 VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement.)

   There are two basic versions of Strategic Partners Annuity One 3 variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide a lower interest rate for the fixed interest rate options than the Contract Without Credit, and

-  does not offer the market value adjustment option.

   Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,

- may provide a higher interest rate for the fixed interest rate options than the Contract With Credit, and

-  offers the market value adjustment option.

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Annuity One 3 if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Annuity One 3 is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options, guaranteed fixed interest rate options and a market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund(s) associated with that variable investment option.

   Because the underlying mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Annuity One 3, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive a refund equal to your contract value (plus the amount of any fees or other charges) as of the date you surrendered your contract.

   If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value.

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY OF THE VARIABLE INVESTMENT OPTIONS, FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.

The variable investment options invest in underlying mutual funds managed by leading investment advisers. These underlying mutual funds may sell their shares to both variable annuity and variable life separate accounts of different insurance companies, which could create the kinds of risk that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the underlying mutual funds also contain other important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference.

VARIABLE INVESTMENT OPTIONS


The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also provides a description of each portfolio's investment objective and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. There is no guarantee that any portfolio will meet its investment objective. The name of the adviser/subadviser for each portfolio appears next to the description.



   The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI) under a "manager-of-managers" approach. The SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio invest in other Prudential Series Fund Portfolios, and are managed by PI.



   Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that manage some or all of a Prudential Series Fund portfolio are listed on the following chart.



   The portfolios of the American Skandia Trust are co-managed by PI and American Skandia Investment Services, Incorporated, also under a manager-of-managers approach. American Skandia Investment Services, Incorporated is an indirect, wholly-owned subsidiary of Prudential Financial, Inc.


   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.


   Pruco Life of New Jersey has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. Pruco Life of New Jersey may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it receives a fee of up to 0.55% annually (as of May 2, 2005) of the average assets allocated to the portfolio under the contract. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as sub-accounts.


   As detailed in the Prudential Series Fund prospectus, although the Prudential Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Prudential Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JENNISON PORTFOLIO: seeks long-term growth of capital. The     Jennison Associates
                                   Portfolio invests primarily in equity securities of major,     LLC
                                   established corporations that the Sub-adviser believes offer above-average growth prospects.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   PRUDENTIAL EQUITY PORTFOLIO (SP MFS CAPITAL OPPORTUNITIES      GE Asset Management,
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term         Incorporated;
                                   growth of capital. The Portfolio invests at least 80% of its   Jennison Associates
                                   investable assets in common stocks of major established        LLC; Salomon Brothers
                                   corporations as well as smaller companies that the             Asset Management Inc.
                                   Sub-advisers believe offer attractive prospects of
                                   appreciation.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              PRUDENTIAL GLOBAL PORTFOLIO: seeks long-term growth of         Jennison Associates
                                   capital. The Portfolio invests primarily in common stocks      LLC
                                   (and their equivalents) of foreign and U.S. companies.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      PRUDENTIAL MONEY MARKET PORTFOLIO: seeks maximum current       Prudential Investment
                                   income consistent with the stability of capital and the        Management, Inc.
                                   maintenance of liquidity.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   PRUDENTIAL STOCK INDEX PORTFOLIO: seeks investment results     Quantitative
                                   that generally correspond to the performance of                Management Associates
                                   publicly-traded common stocks. With the price and yield        LLC
                                   performance of the Standard & Poor's 500 Composite Stock
                                   Price Index (S&P(R) 500) as the benchmark, the Portfolio
                                   normally invests at least 80% of investable assets in S&P
                                   500 stocks.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   PRUDENTIAL VALUE PORTFOLIO: seeks capital appreciation. The    Jennison Associates
                                   Portfolio invests primarily in common stocks that the          LLC
                                   Sub-adviser believes are undervalued -- those stocks that
                                   are trading below their underlying asset value, cash
                                   generating ability and overall earnings and earnings growth.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO: seeks         Prudential
                                   capital appreciation. The Portfolio seeks to achieve this      Investments LLC
                                   investment objective by investing in several other
                                   Prudential Series Fund Portfolios, which currently consist of domestic equity Portfolios and international equity
                                   Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   SP AIM CORE EQUITY PORTFOLIO: seeks long-term growth of        A I M Capital
                                   capital. The Portfolio normally invests at least 80% of        Management, Inc.
                                   investable assets in equity securities, including
                                   convertible securities of established companies that have
                                   long-term above-average growth in earnings and growth
                                   companies that the Sub-adviser believes have the potential for above-average growth in earnings.
-----------------------------------------------------------------------------------------------------------------------

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                                                                         PART II

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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP ALLIANCEBERNSTEIN LARGE-CAP GROWTH PORTFOLIO: seeks         Alliance Capital
                                   long-term capital growth. The Portfolio invests at least 80%   Management, L.P.
                                   of its total assets in the equity securities of a limited
                                   number of large, carefully selected, high-quality U.S.
                                   companies that are judged likely to achieve superior
                                   earnings growth. Normally, about 40-60 companies will be
                                   represented in the Portfolio, with the 25 companies most
                                   highly regarded by the Sub-adviser usually constituting
                                   approximately 70% of the Portfolio's net assets.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP BALANCED ASSET ALLOCATION PORTFOLIO: seeks to obtain the    Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide a
                                   balance between current income and growth of capital by
                                   investing in several other Prudential Series Fund
                                   Portfolios, which currently consist of fixed income
                                   Portfolios, domestic equity Portfolios, and international
                                   equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO: seeks to obtain    Prudential
                                   the highest potential total return consistent with the         Investments LLC
                                   specified level of risk tolerance. The Portfolio seeks to
                                   provide current income with low to moderate capital
                                   appreciation by investing in several other Prudential Series
                                   Fund Portfolios, which currently consist of fixed income
                                   Portfolios, domestic equity Portfolios, and international
                                   equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP DAVIS VALUE PORTFOLIO: seeks growth of capital. The         Davis Advisors
                                   Portfolio invests primarily in common stocks of U.S.
                                   companies with market capitalizations of at least $5
                                   billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO: seeks long-term    Goldman Sachs Asset
                                   capital appreciation. The Portfolio will seek its objective    Management, L.P.
                                   through investments primarily in equity securities that are believed to be undervalued in the marketplace. The Portfolio primarily seeks companies that are small-sized, based on the value of their outstanding stock.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP GROWTH ASSET ALLOCATION PORTFOLIO: seeks to obtain the      Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide
                                   long-term growth of capital with consideration also given to current income by investing in several other Prudential
                                   Series Fund Portfolios, which currently consist of domestic equity Portfolios, fixed income Portfolios, and
                                   international equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP LARGE CAP VALUE PORTFOLIO: seeks long-term growth of        Hotchkis and Wiley
                                   capital. The Portfolio normally invests at least 80% of        Capital Management
                                   investable assets in common stocks and securities              LLC; J.P. Morgan
                                   convertible into common stock of companies that are believed   Investment Management
                                   to be undervalued and have an above-average potential to       Inc.
                                   increase in price, given the company's sales, earnings, book value, cash flow and recent performance. The Portfolio seeks to achieve its objective through investments primarily in
                                   equity securities of large capitalization companies.
-----------------------------------------------------------------------------------------------------------------------


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                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP LSV INTERNATIONAL VALUE PORTFOLIO (FORMERLY SP DEUTSCHE     LSV Asset Management
                                   INTERNATIONAL EQUITY PORTFOLIO): seeks capital growth. The
                                   Portfolio pursues its objective by primarily investing at
                                   least 80% of the value of its assets in the equity
                                   securities of companies in developed non-U.S. countries that are represented in the MSCI EAFE Index.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP MID CAP GROWTH PORTFOLIO (SP AIM AGGRESSIVE GROWTH          Calamos Advisors LLC
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term
                                   growth of capital. The Portfolio normally invests at least
                                   80% of investable assets in common stocks and related
                                   securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These
                                   securities typically are of medium market capitalizations, which the subadviser believes have above-average growth
                                   potential.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO HIGH YIELD PORTFOLIO: seeks to maximize total         Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three-to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO TOTAL RETURN PORTFOLIO: seeks to maximize total       Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three-to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (SP TECHNOLOGY    Jennison Associates
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term         LLC
                                   capital appreciation. The Portfolio normally invests at
                                   least 80% of investable assets in equity securities of small and medium sized U.S. companies that the Sub-adviser
                                   believes have the potential for above-average earnings
                                   growth.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  SP SMALL-CAP GROWTH PORTFOLIO (FORMERLY SP STATE STREET        Neuberger Berman
                                   RESEARCH SMALL COMPANY GROWTH PORTFOLIO): seeks long-term      Asset Management
                                   capital growth. The Portfolio pursues its objective by         Inc.; Eagle Asset
                                   primarily investing in the common stocks of                    Management
                                   small-capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO: seeks          Alliance Capital
                                   long-term growth of capital. The Portfolio normally invests    Management, L.P.;
                                   at least 65% of total assets in equity-related securities of   Jennison Associates
                                   U.S. companies that the Sub-advisers believe to have strong    LLC
                                   capital appreciation potential. The Portfolio's strategy is to combine the efforts of two subadvisers and to invest in the favorite stock selection ideas of three portfolio
                                   managers (two of whom invest as a team).
-----------------------------------------------------------------------------------------------------------------------


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                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO: seeks         William Blair &
                                   long-term growth of capital. The Portfolio invests primarily   Company, LLC
                                   in equity-related securities of foreign issuers that the
                                   Sub-adviser thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal
                                   circumstances, the Portfolio invests at least 65% of its
                                   total assets in common stock of foreign companies operating or based in at least five different countries.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO: seeks long-term   J.P. Morgan Fleming
                                   capital growth by investing in a diversified portfolio of      Asset Management
                                   international equity securities. The Portfolio seeks to meet its objective by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of
                                   equity securities of companies located or operating in
                                   developed non-U.S. countries and emerging markets of the
                                   world.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST MFS GLOBAL EQUITY PORTFOLIO: seeks capital growth. Under   Massachusetts
                                   normal circumstances the Portfolio invests at least 80% of     Financial Services
                                   its assets in equity securities of U.S. and foreign issuers    Company
                                   (including issuers in developing countries). The Portfolio generally seeks to purchase securities of companies with
                                   relatively large market capitalizations relative to the
                                   market in which they are traded.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST DEAM SMALL-CAP GROWTH PORTFOLIO: seeks maximum growth of   Deutsche Asset
                                   investors' capital from a portfolio of growth stocks of        Management, Inc.
                                   smaller companies. The Portfolio pursues its objective,
                                   under normal circumstances, by primarily investing at least
                                   80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000 Growth(R)
                                   Index.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO: seeks capital       Federated Equity
                                   growth. The Portfolio pursues its investment objective by      Management Company of
                                   investing primarily in the stocks of small companies that      Pennsylvania/
                                   are traded on national security exchanges, the NASDAQ stock    Federated Global
                                   exchange and the over-the-counter-market.                      Investment Management
                                                                                                  Corp.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST SMALL-CAP VALUE PORTFOLIO (FORMERLY AST GABELLI            Integrity Asset
                                   SMALL-CAP VALUE PORTFOLIO): seeks to provide long-term         Management; Lee
                                   capital growth by investing primarily in small-                Munder Capital Group;
                                   capitalization stocks that appear to be undervalued. The       J.P. Morgan Fleming
                                   Portfolio will have a non-fundamental policy to invest,        Asset Management
                                   under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST DEAM SMALL-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   investors' capital. The Portfolio pursues its objective,       Management, Inc.
                                   under normal market conditions, by primarily investing at
                                   least 80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000(R) Value
                                   Index.
-----------------------------------------------------------------------------------------------------------------------


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                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                    AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO: seeks long-term    Goldman Sachs Asset
                                   capital growth. The Portfolio pursues its investment           Management, L.P.
                                   objective by investing primarily in equity securities
                                   selected for their growth potential, and normally invests at least 80% of the value of its assets in medium
                                   capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                    AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO: seeks capital   Neuberger Berman
                                   growth. Under normal market conditions, the Portfolio          Management Inc.
                                   primarily invests at least 80% of its net assets in the
                                   common stocks of mid-cap companies. The Sub-adviser looks
                                   for fast-growing companies that are in new or rapidly
                                   evolving industries.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP VALUE                     AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO: seeks capital    Neuberger Berman
                                   growth. Under normal market conditions, the Portfolio          Management Inc.
                                   primarily invests at least 80% of its net assets in the
                                   common stocks of mid-cap companies. Under the Portfolio's
                                   value-oriented investment approach, the Sub-adviser looks
                                   for well-managed companies whose stock prices are
                                   undervalued and that may rise in price before other
                                   investors realize their worth.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST ALGER ALL-CAP GROWTH PORTFOLIO: seeks long-term capital    Fred Alger
                                   growth. The Portfolio invests primarily in equity              Management, Inc.
                                   securities, such as common or preferred stocks, that are
                                   listed on U.S. exchanges or in the over-the-counter market.
                                   The Portfolio may invest in the equity securities of
                                   companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-adviser's assessment of particular companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST GABELLI ALL-CAP VALUE PORTFOLIO: seeks capital growth.     GAMCO Investors, Inc.
                                   The Portfolio pursues its objective by investing primarily in readily marketable equity securities including common
                                   stocks, preferred stocks and securities that may be
                                   converted at a later time into common stock. The Portfolio may invest in the securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-adviser's assessment of particular
                                   companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO: seeks           T. Rowe Price
                                   long-term capital growth primarily through the common stocks   Associates, Inc.
                                   of companies that own or develop natural resources (such as energy products, precious metals and forest products) and
                                   other basic commodities. The Portfolio normally invests
                                   primarily (at least 80% of its total assets) in the common stocks of natural resource companies whose earnings and
                                   tangible assets could benefit from accelerating inflation.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MFS GROWTH PORTFOLIO: seeks long-term capital growth and   Massachusetts
                                   future income. Under normal market conditions, the Portfolio   Financial Services
                                   invests at least 80% of its total assets in common stocks      Company
                                   and related securities, such as preferred stocks,
                                   convertible securities and depositary receipts, of companies that the Sub-adviser believes offer better than average
                                   prospects for long-term growth.
-----------------------------------------------------------------------------------------------------------------------


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                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MARSICO CAPITAL GROWTH PORTFOLIO: seeks capital growth.    Marsico Capital
                                   Income realization is not an investment objective and any      Management, LLC
                                   income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. The
                                   Portfolio will pursue its objective by investing primarily in common stocks of larger, more established companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO: seeks         Goldman Sachs Asset
                                   growth of capital in a manner consistent with the              Management, L.P.
                                   preservation of capital. Realization of income is not a
                                   significant investment consideration and any income realized on the Portfolio's investments, therefore, will be
                                   incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in equity
                                   securities of companies that the Sub-adviser believes have potential to achieve capital appreciation over the
                                   long-term.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST DEAM LARGE-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   capital by investing primarily in the value stocks of larger   Management, Inc.
                                   companies. The Portfolio pursues its objective, under normal market conditions, by primarily investing at least 80% of
                                   the value of its assets in the equity securities of
                                   large-sized companies included in the Russell 1000(R) Value
                                   Index.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO: seeks          Alliance Capital
                                   capital growth by investing approximately 50% of its assets    Management, L.P.
                                   in growth stocks of large companies and approximately 50% of its assets in value stocks of large companies. The Portfolio will invest primarily in common stocks of large U.S.
                                   companies included in the Russell 1000(R) Index.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (FORMERLY AST       Alliance Capital
                                   SANFORD BERNSTEIN CORE VALUE PORTFOLIO): seeks long-term       Management, L.P.
                                   capital growth by investing primarily in common stocks. The
                                   Sub-adviser expects that the majority of the Portfolio's
                                   assets will be invested in the common stocks of large
                                   companies that appear to be undervalued.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST COHEN & STEERS REALTY PORTFOLIO: seeks to maximize total   Cohen & Steers
                                   return through investment in real estate securities. The       Capital Management,
                                   Portfolio pursues its investment objective by investing,       Inc.
                                   under normal circumstances, at least 80% of its net assets in securities of real estate issuers.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (FORMERLY    Alliance Capital
                                   AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO): seeks to   Management, L.P.
                                   outperform the Standard & Poor's 500 Composite Stock Price
                                   Index (the "S&P (R) 500") through stock selection resulting in different weightings of common stocks relative to the
                                   index. The Portfolio will invest, under normal
                                   circumstances, at least 80% of its net assets in securities included in the S&P 500.
-----------------------------------------------------------------------------------------------------------------------


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                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO: seeks          American Century
                                   capital growth with current income as a secondary objective.   Investment
                                   The Portfolio invests primarily in common stocks that offer    Management, Inc.
                                   potential for capital growth, and may, consistent with its investment objective, invest in stocks that offer potential for current income.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO: seeks         Alliance Capital
                                   long-term growth of capital and income while attempting to     Management, L.P.
                                   avoid excessive fluctuations in market value. The Portfolio normally will invest in common stocks (and securities
                                   convertible into common stocks).
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO: seeks          Hotchkis and Wiley
                                   current income and long- term growth of income, as well as     Capital Management,
                                   capital appreciation. The Portfolio invests, under normal      LLC
                                   circumstances, at least 80% of its net assets plus
                                   borrowings for investment purposes in common stocks of large cap U.S. companies, that have a high cash dividend or payout yield relative to the market.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST GLOBAL ALLOCATION PORTFOLIO (FORMERLY AST DEAM GLOBAL      Prudential
                                   ALLOCATION PORTFOLIO): seeks to obtain the highest potential   Investments LLC
                                   total return consistent with a specified level of risk
                                   tolerance. The Portfolio seeks to achieve its investment
                                   objective by investing in several other AST Portfolios
                                   ("Underlying Portfolios"). The Portfolio intends its
                                   strategy of investing in combinations of Underlying
                                   Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous
                                   investments.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO: seeks       American Century
                                   capital growth and current income. The Sub-adviser intends     Investment
                                   to maintain approximately 60% of the Portfolio's assets in     Management, Inc.
                                   equity securities and the remainder in bonds and other fixed income securities.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO: seeks a high     T. Rowe Price
                                   level of total return by investing primarily in a              Associates, Inc.
                                   diversified portfolio of fixed income and equity securities.
                                   The Portfolio normally invests approximately 60% of its
                                   total assets in equity securities and 40% in fixed income
                                   securities. This mix may vary depending on the Sub-adviser's outlook for the markets.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST T. ROWE PRICE GLOBAL BOND PORTFOLIO: seeks to provide      T. Rowe Price
                                   high current income and capital growth by investing in         International, Inc.
                                   high-quality foreign and U.S. dollar-denominated bonds. The
                                   Portfolio will invest at least 80% of its total assets in
                                   fixed income securities, including high quality bonds issued or guaranteed by U.S. or foreign governments or their
                                   agencies and by foreign authorities, provinces and
                                   municipalities as well as investment grade corporate bonds and mortgage and asset-backed securities of U.S. and foreign issuers.
-----------------------------------------------------------------------------------------------------------------------


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                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST GOLDMAN SACHS HIGH YIELD PORTFOLIO: seeks a high level     Goldman Sachs Asset
                                   of current income and may also consider the potential for      Management, L.P.
                                   capital appreciation. The Portfolio invests, under normal
                                   circumstances, at least 80% of its net assets plus any
                                   borrowings for investment purposes (measured at time of
                                   purchase) in high-yield, fixed-income securities that, at
                                   the time of purchase, are non-investment grade securities.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST LORD ABBETT BOND-DEBENTURE PORTFOLIO: seeks high current   Lord, Abbett & Co.
                                   income and the opportunity for capital appreciation to         LLC
                                   produce a high total return. To pursue its objective, the
                                   Portfolio will invest, under normal circumstances, at least
                                   80% of the value of its assets in fixed income securities
                                   and normally invests primarily in high yield and investment grade debt securities, securities convertible into common
                                   stock and preferred stocks.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST PIMCO LIMITED MATURITY BOND PORTFOLIO: seeks to maximize   Pacific Investment
                                   total return consistent with preservation of capital and       Management Company
                                   prudent investment management. The Portfolio will invest in    LLC (PIMCO)
                                   a diversified portfolio of fixed-income securities of
                                   varying maturities. The average portfolio duration of the
                                   Portfolio generally will vary within a one- to three-year
                                   time frame based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              GVIT DEVELOPING MARKETS FUND: seeks long-term capital          Gartmore Global Asset
                                   appreciation, under normal conditions by investing at least    Management
                                   80% of its total assets in stocks of companies of any size     Trust/Gartmore Global
                                   based in the world's developing economies. Under normal        Partners
                                   market conditions, investments are maintained in at least
                                   six countries at all times and no more than 35% of total
                                   assets in any single one of them.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JANUS ASPEN SERIES: LARGE CAP GROWTH PORTFOLIO -- SERVICE      Janus Capital
                                   SHARES (FORMERLY GROWTH PORTFOLIO -- SERVICE SHARES): seeks    Management LLC
                                   long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio has a non-
                                   fundamental policy to invest, under normal circumstances, at least 80% of its net assets in large-sized companies.
-----------------------------------------------------------------------------------------------------------------------


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                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option (DCA Fixed Rate Option).

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time they will not be less than 1.5% for the one-year fixed interest rate option, or 3% for the dollar cost averaging fixed rate option. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.

   Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey's general assets.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION

You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option. Transfers to the one-year fixed interest rate option will remain in the general account.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment allocated to the DCA Fixed Rate Option transferred to the selected variable investment option, or to the one-year fixed interest rate option in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the

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monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION

Under the market value adjustment option, we may offer one or more of several guarantee periods provided that the interest rate we are able to declare will be no less than 3% interest annually with respect to any guarantee period. This option is only available in the Contract Without Credit. The market value adjustment option is registered separately from the variable investment options, and the amount of market value adjustment option securities registered is stated in that registration statement.

   IF AMOUNTS ARE WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.

   You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000 if you choose this option.

   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) transfer of the value in the guarantee period, (e) payment of a death benefit, or (f) the date the amount is withdrawn.

   During the 30-day period immediately following the end of a guarantee period, we allow you to do any of the following, without the imposition of the market value adjustment:

(a) withdraw or transfer the value of the guarantee period,

(b) allocate the value to another available guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or

(c) apply the value in the guarantee period to the annuity or settlement option of your choice.

If we do not receive instructions from you concerning the disposition of the contract value in your maturing guarantee period, we will reinvest the amount in the Prudential Money Market Portfolio investment option.

   During the 30-day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses experienced by these assets will not directly affect the contracts. The strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.

MARKET VALUE ADJUSTMENT

When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments

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to support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically would acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer outside the 30-day period discussed above involves our attributing to you a portion of our investment experience on these bonds and other instruments.

   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. Conversely, if interest rates have decreased, the market value adjustment would be positive.

   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.

- A negative market value adjustment could cause you to lose not only the interest you have earned but also a portion of your principal.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize within the 30-day period discussed above.

   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFIT IN YOUR GUARANTEE PERIOD UNDER YOUR CONTRACT DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

TRANSFERS AMONG OPTIONS

Subject to certain restrictions, you can transfer money among the variable investment options and the one-year fixed interest rate option. The minimum transfer amount is the lesser of $250 or the amount in the investment option from which the transfer is to be made. In addition, you can transfer your contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, into a variable investment option, or into a one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make outside the 30-day period discussed above. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.


   In general, you may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following unauthorized telephone or electronic instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received in good order by us, or by certain entities that we have specifically designated. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Transfer requests received after the close of the business day will take effect at the end of the next business day.


   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken,

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then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST RATE OPTION, OTHER THAN THE DCA FIXED RATE OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA FIXED RATE OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year, among the investment options, without charge. Currently we charge $25 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.)


   For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same business day as a single transfer.


ADDITIONAL TRANSFER RESTRICTIONS


We limit your ability to transfer among your contract's variable investment options as permitted by applicable law. We impose a yearly restriction on transfers. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.


   Frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers.

   In light of the risks posed to contract owners and other fund investors by frequent transfers, we reserve the right to limit the number of transfers in any contract year for all existing or new contract owners, and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on accumulation unit values or the share prices of the underlying mutual funds; or (b) we are informed by a fund (e.g., by the fund's portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular underlying mutual fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

- With respect to each variable investment option (other than the Prudential Money Market Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the option. If you transfer such amount into a particular variable investment option, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another variable investment option, then upon the Transfer Out, the former variable investment option becomes restricted (the "Restricted Option"). Specifically, we will not permit subsequent transfers into the Restricted Option for 90 calendar days after the Transfer Out if the Restricted Option invests in a non-international fund, or 180 calendar days after the Transfer Out if the

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  Restricted Option invests in an international fund. For purposes of this rule, we do not (i) count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals and (ii) categorize as a transfer the first transfer that you make after the contract date, if you make that transfer within 30 calendar days after the contract date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your contract at any time.

- We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving a variable investment option on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to contract owners that explains the practice in detail. In addition, if we do implement a delayed exchange policy, we will apply the policy on a uniform basis to all contracts in the relevant class.


- We may impose specific restrictions on financial transactions (including transfer requests) for certain portfolios based on the portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio available under this contract.


- If we deny one or more transfer requests under the foregoing rules, we will inform you promptly of the circumstances concerning the denial.

- We will not implement these rules in jurisdictions that have not approved contract language authorizing us to do so, or may implement different rules in certain jurisdictions if required by such jurisdictions. Contract owners in jurisdictions with such limited transfer restrictions, and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Because contract owners who are not subject to the same transfer restrictions may have the same underlying mutual fund portfolios available to them, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly, and will not waive a transfer restriction for any contract owner.

   Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option into any other variable investment option or the one-year fixed interest rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in declining markets.


   Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to be transferred under this option at any time.


   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is

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available only during the contract accumulation phase and is offered without charge.

ASSET ALLOCATION PROGRAM

We recognize the value of having asset allocation models when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service, and you are not obligated to participate or to invest according to program recommendations.

   Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult your representative before electing any asset allocation program.

AUTO-REBALANCING

Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers you make because of auto-rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.


SCHEDULED TRANSACTIONS



Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, minimum distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.


VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds used by the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a proxy which is a form that you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that

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we own in our own right, in the same proportion as shares for which we receive instructions from contract owners. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

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WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

PAYMENT PROVISIONS

We can begin making annuity payments any time on or after the first contract anniversary. Annuity payments must begin no later than the later of the contract anniversary coinciding with or next following the annuitant's 90th birthday or the tenth contract anniversary.

   Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.

   The Strategic Partners Annuity One 3 variable annuity contract offers an optional Guaranteed Minimum Income Benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.

PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT


We make the income plans described below available at any time before the annuity date. These plans are called "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If an annuity option is not selected by the annuity date, the Life Income Annuity Option (Option 2, described below) will automatically be selected unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS. IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT IF YOU CHOOSE THE OPTIONAL LIFETIME FIVE INCOME BENEFIT, THERE ARE ADDITIONAL ANNUITY PAYMENT OPTIONS THAT ARE ASSOCIATED WITH THAT BENEFIT. SEE SECTION 5 OF THIS PROSPECTUS FOR ADDITIONAL DETAILS.


OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.

   If an annuity option is not selected by the annuity date, this is the option we will automatically select for you.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.

TAX CONSIDERATIONS


If your contract is held under a tax-favored plan, you should consider the minimum distribution requirements when selecting your annuity option.


   If a contract is held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are

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married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT


The Guaranteed Minimum Income Benefit (GMIB), is an optional feature that guarantees that once the income period begins, your income payments will be no less than the GMIB protected value applied to the GMIB guaranteed annuity purchase rates. If you want the Guaranteed Minimum Income Benefit, you must elect it when you make your initial purchase payment. Once elected, the Guaranteed Minimum Income Benefit cannot be revoked. You may not elect both GMIB and the Lifetime Five Income Benefit.


   The GMIB protected value is calculated daily and is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since the last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments and reduced proportionally by withdrawals.

   The Guaranteed Minimum Income Benefit is subject to certain restrictions described below.

- The annuitant must be 75 or younger in order for you to elect the Guaranteed Minimum Income Benefit.

- If you choose the Guaranteed Minimum Income Benefit, we will impose an annual charge equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts) of the average GMIB protected value described below.

- Under the contract terms governing the GMIB, we can require GMIB participants to invest only in designated underlying mutual funds or can require GMIB participants to invest according to an asset allocation model.

- TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE WAITING PERIOD IS THE PERIOD EXTENDING FROM THE CONTRACT DATE TO THE 7TH CONTRACT ANNIVERSARY BUT, IF THE GUARANTEED MINIMUM INCOME BENEFIT HAS BEEN RESET (AS DESCRIBED BELOW), THE WAITING PERIOD IS THE 7 YEAR PERIOD BEGINNING WITH THE DATE OF THE MOST RECENT RESET.

   Once the waiting period has elapsed, you will have a 30-day period each year, beginning on the contract anniversary (or in the case of a reset, the anniversary of the most recent reset), during which you may begin the income phase with the Guaranteed Minimum Income Benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

GMIB ROLL-UP

The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset), increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment (for a reset, two times the sum of (1) the contract value at the time of the reset, and (2) any invested purchase payments made subsequent to the reset).

   Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:

- the contract anniversary coinciding with or next following the annuitant's 80th birthday,

-  the 7th contract anniversary, or

-  7 years from the most recent GMIB reset (as described below).

   However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced proportionally by withdrawals.


EFFECT OF WITHDRAWALS


In any contract year when the GMIB protected value is increasing at the rate of 5%, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis, by

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the same dollar amount of the withdrawal up to the first 5% of GMIB protected value calculated on the contract anniversary (or, during the first contract year, on the contract date). The GMIB roll-up cap is also reduced by withdrawals in the same manner. Any withdrawals made after the dollar-for-dollar limit has been reached will proportionally reduce the GMIB protected value. We calculate the proportional reduction by dividing the contract value after the withdrawal by the contract value immediately following the withdrawal of any available dollar-for-dollar amount. The resulting percentage is multiplied by the GMIB protected value after subtracting the amount of the withdrawal that does not exceed 5%. In each contract year during which the GMIB protected value has stopped increasing at the 5% rate, withdrawals will reduce the GMIB protected value proportionally. The GMIB roll-up cap is reduced by the sum of all reductions described above.



   The following examples of dollar-for-dollar and proportional reductions assume: 1.) the contract date and the effective date of the GMIB are January 1, 2006; 2.) an initial purchase payment of $250,000; 3.) an initial GMIB protected value of $250,000; 4.) an initial 200% cap of $500,000; and 5.) an initial dollar-for-dollar limit of $12,500 (5% of $250,000):



EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION



A $10,000 withdrawal is taken on February 1, 2006 (in the first contract year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the GMIB protected value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:



- The GMIB protected value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).



- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $500,000 to $490,000).



- The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first contract year is also reduced by the amount withdrawn (from $12,500 to $2,500).



EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS



A second $10,000 withdrawal is taken on March 1, 2006 (still within the first contract year). Immediately before the withdrawal, the contract value is $220,000 and the GMIB protected value is $241,941.95. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:



- The GMIB protected value is first reduced by the Remaining Limit (from $241,941.95 to $239,441.95).



-  The result is then further reduced by the ratio of A to B, where:



   - A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).



   - B is the contract value less the Remaining Limit ($220,000 - $2,500, or $217,500). The resulting GMIB protected value is: $239,441.95 X (1 - ($7,500/$217,500)), or $231,185.33.



   - The GMIB 200% cap is reduced by the sum of all reductions above ($490,000-$2,500-$8,256.62, or $479,243.38).



- The Remaining Limit is set to zero (0) for the balance of the first contract year.



EXAMPLE 3. DOLLAR-FOR-DOLLAR LIMIT IN SECOND CONTRACT YEAR



A $10,000 withdrawal is made on the first anniversary of the contract date, January 1, 2007 (second contract year). Prior to the withdrawal, the GMIB protected value is $240,837.69. The dollar-for-dollar limit is equal to 5% of this amount, or $12,041.88. As the amount withdrawn is less than the dollar-for-dollar limit:



- The GMIB protected value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,837.69 to $230,837.69).



- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $479,243.38 to $469,243.38).



- The Remaining Limit for the balance of the second contract year is also reduced by the amount withdrawn (from $12,041.88 to $2,041.88).


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GMIB RESET FEATURE


You may elect to "reset" your GMIB protected value to equal your current contract value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If you reset, you must wait a new 7-year period from the most recent reset to exercise the Guaranteed Minimum Income Benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the GMIB guaranteed annuity purchase rates (specified in your contract) based on the number of years since the most recent reset. These purchase rates may be less advantageous than the rates that would have applied absent a reset.

PAYOUT AMOUNT

The Guaranteed Minimum Income Benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable premium taxes that we are required to pay, the payout amount will equal the greater of:

1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates (which are generally less favorable than the annuity purchase rates for annuity payments not involving GMIB) and based on the annuity payout option as described below, or

2) the adjusted contract value--that is, the value of the contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges--as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.

GMIB ANNUITY PAYOUT OPTIONS

We currently offer two Guaranteed Minimum Income Benefit annuity payout options. Each option involves payment for at least a period certain of ten years. In calculating the amount of the payments under the GMIB we apply certain assumed interest rates, equal to 2% annually for a waiting period of 7-9 years, and 2.5% annually for waiting periods of 10 years or longer for contracts sold on or after May 1, 2004 (and 2.5% annually for a waiting period of 7-9 years, 3% annually for a waiting period of 10-14 years, and 3.5% annually for waiting periods of 15 years or longer for all other contracts).

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the Guaranteed Minimum Income Benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout

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        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION) CONTINUED
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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


options described above no later than 30 days after the later of the contract anniversary coinciding with or next following the annuitant's attainment of age 90 or the 10th contract anniversary.

   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event that your contract value declines significantly due to negative investment performance. If your contract value is not significantly affected by negative investment performance, it is unlikely that the purchase of GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing non-GMIB annuity payout options. Therefore, you may generate higher income payments if you were to annuitize a lower contract value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher GMIB protected value than your contract value but at the annuity purchase rates guaranteed under the GMIB.

TERMINATING THE GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit cannot be terminated by the owner once elected. The GMIB automatically terminates as of the date the contract is fully surrendered, on the date the death benefit is payable to your beneficiary (unless your surviving spouse elects to continue the contract), or on the date that your contract value is transferred to begin making annuity payments. The GMIB may also be terminated if you designate a new annuitant who would not be eligible to elect the GMIB based on his or her age at the time of the change.

   Upon termination of the GMIB, we will deduct the charge from your contract value for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year).


HOW WE DETERMINE ANNUITY PAYMENTS


Generally speaking, the annuity phase of the contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of annuity, we assume that the value you apply at the outset toward your annuity payments earns interest throughout the payout period. For annuity options within the GMIB, this interest rate ranges from 2% to 2.5% for contracts sold on or after May 1, 2004 (and 2.5% to 3.5% for all other contracts). For non-GMIB annuity options, the guaranteed minimum rate is 3%. The GMIB guaranteed annuity purchase rates in your contract depict the minimum amounts we will pay (per $1000 of adjusted contract value). If our current annuity purchase rates on the annuity date are more favorable to you than the guaranteed rates, we will make payments based on those more favorable rates.

   Other assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

FIXED PERIOD ANNUITIES

Currently, we offer fixed period annuities only under the Income Appreciator Benefit and non-GMIB annuity options. Generally speaking, in determining the amount of each annuity payment under a fixed period annuity, we start with the adjusted contract value, add interest assumed to be earned over the fixed period, and divide the sum by the number of payments you have requested. The life expectancy of the annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

LIFE ANNUITIES

There are more variables that affect our calculation of life annuity payments. Most importantly, we make

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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


several assumptions about the annuitant's or co-annuitant's life expectancy, including the following:

- The Annuity 2000 Mortality Table is the starting point for our life expectancy assumptions. This table anticipates longevity of an insured population based on historical experience and reflecting anticipated experience for the year 2000.

GUARANTEED AND GMIB ANNUITY PAYMENTS


   Because life expectancy has lengthened over the past few decades, and likely will increase in the future, our life annuity calculations anticipate these developments. We do this largely by making a hypothetical reduction in the age of the annuitant (or co-annuitant), in lieu of using the annuitant's (or co-annuitant's) actual age, in calculating the payment amounts. By using such a reduced age, we base our calculations on a younger person, who generally would live longer and therefore draw life annuity payments over a longer time period. Given the longer pay-out period, the payments made to the younger person would be less than those made to an older person. We make two such age adjustments:


1) First, for all annuities, we start with the age of the annuitant (or co-annuitant) on his/her most recent birthday and reduce that age by either
   (a) four years, for life annuities under the GMIB sold in contracts on or after May 1, 2004 or (b) two years, with respect to guaranteed payments under life annuities not involving GMIB, as well as GMIB payments under contracts not described in (a) immediately above. For the reasons explained above in this section, the four year age reduction causes a greater reduction in the amount of the annuity payments than does the two-year age reduction.

2) Second, for life annuities under both versions of GMIB as well as guaranteed payments under life annuities not involving GMIB, we make a further age reduction according to the table in your contract entitled "Translation of Adjusted Age." As indicated in the table, the further into the future the first annuity payment is, the longer we expect the person receiving those payments to live, and the more we reduce the annuitant's (or co-annuitant's) age.

CURRENT ANNUITY PAYMENTS

Immediately above, we have referenced how we determine annuity payments based on "guaranteed" annuity purchase rates. By "guaranteed" annuity purchase rates, we mean the minimum annuity purchase rates that are set forth in your annuity contract and thus contractually guaranteed by us. "Current" annuity purchase rates, in contrast, refer to the annuity purchase rates that we are applying to contracts that are entering the annuity phase at a given point in time. These current annuity purchase rates vary from period to period, depending on changes in interest rates and other factors. We do not guarantee any particular level of current annuity purchase rates. When calculating current annuity purchase rates, we use the actual age of the annuitant (or co-annuitant), rather than any reduced age.

                                                                              49
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        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE CONTRACT VALUE FOR THE BENEFICIARY.

BENEFICIARY


The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. A change of beneficiary will take effect on the date you sign the change request form, provided we receive the form in good order. Unless an irrevocable beneficiary has been named, during the accumulation period, you can change the beneficiary at any time before the owner dies. However, if the contract is jointly owned, the owner must name the joint owner and the joint owner must name the owner as the beneficiary. For entity-owned contracts, we pay a death benefit upon the death of the annuitant.


CALCULATION OF THE DEATH BENEFIT


If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there is a sole owner and there is only one beneficiary who is the owner's spouse on the date of death, then the surviving spouse may continue the contract under the Spousal Continuance Benefit. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary on the date of death, then, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit.


   Upon receiving appropriate proof of death, the beneficiary will receive the greater of the following:

1) The current contract value (as of the time we receive proof of death in good order). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.

2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen the Guaranteed Minimum Death Benefit (GMDB), the GMDB protected value.

GUARANTEED MINIMUM DEATH BENEFIT


The Guaranteed Minimum Death Benefit provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase.


   The GMDB protected value option equals the GMDB step-up. The GMDB protected value is calculated daily.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However, we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereafter, we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Special rules apply if the beneficiary is the spouse of the owner and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met, then the contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. A surviving spouse who is eligible for the Spousal Continuance Benefit must choose between that benefit and receiving the death benefit during the first 60 days following our receipt of proof of death.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

SPECIAL RULES IF JOINT OWNERS


If the contract has an owner and a joint owner and they are spouses at the time that one dies, the Spousal Continuance Benefit may apply. If the contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.


PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   Choice 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   Choice 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the Guaranteed Minimum Income Benefit (with respect to the version of GMIB sold on or after May 1, 2004, we impose no GMIB charge after death) and Income Appreciator Benefit.

   Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the owner.

   If the owner and joint owner are not spouses, any portion of the death benefit not applied under Choice 3 within one year of the date of death of the first to die

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WHAT IS THE DEATH BENEFIT? CONTINUED

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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


must be distributed within five years of the survivor's date of death.


   The tax consequences to the beneficiary vary among the three death benefit payout options. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract?"


SPOUSAL CONTINUANCE BENEFIT

This benefit is available if, on the date we receive proof of the owner's death in good order, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the owner's death, nor can the surviving spouse be older than 95 on the date of the owner's death. Assuming the above conditions are present, the surviving spouse can elect the Spousal Continuance Benefit, but must do so no later than 60 days after furnishing proof of the owner's death in good order.

   Upon activation of the Spousal Continuance Benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate or market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment. We will waive the $1,000 minimum requirement for the market value adjustment option.

   Under the Spousal Continuance Benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the Spousal Continuance Benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the Spousal Continuance Benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals).

   IF YOU HAVE ELECTED THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up.

   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding discussion in this section.

   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the Guaranteed Minimum Death Benefit provisions of the contract. The contract may not be continued upon the death of a spouse who had assumed ownership of the contract through the exercise of the Spousal Continuance Benefit.

   IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the Guaranteed Minimum Income Benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the Spousal Continuance Benefit, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the Guaranteed Mini-

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mum Income Benefit, we will revoke the Guaranteed Minimum Income Benefit under the contract at that time and we will no longer charge for that benefit.


   IF YOU ELECTED THE LIFETIME FIVE INCOME BENEFIT, on the owner's death, the Lifetime Five Income Benefit will end. However, if the owner's surviving spouse would be eligible to acquire the Lifetime Five Income Benefit as if he/she were a new purchaser, then the surviving spouse may elect the Lifetime Five Income Benefit under the Spousal Continuance Benefit. The surviving spouse (or new annuitant designated by the surviving spouse) must be at least 45 years of age at the time of election.


   IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death, the Income Appreciator Benefit will end unless the contract is continued by the owner's surviving spouse under the Spousal Continuance Benefit. If the contract is continued by the surviving spouse, we will continue to pay the balance of any Income Appreciator Benefit payments until the earliest to occur of the following: (a) the date on which 10 years' worth of IAB automatic withdrawal payments or IAB credits, as applicable, have been paid, (b) the latest date on which annuity payments would have had to have commenced had the owner not died (i.e., the later of the contract anniversary next following the annuitant's 90th birthday or the 10th contract anniversary), or (c) the later of the 10th contract anniversary or the contract anniversary next following the surviving spouse's 90th birthday (or the annuitant's 90th birthday if other than the surviving spouse).

   If the Income Appreciator Benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the Spousal Continuance Benefit, when added to the remainder of the Income Appreciator Benefit waiting period to be satisfied, would preclude the surviving spouse from utilizing the Income Appreciator Benefit, we will revoke the Income Appreciator Benefit under the contract at that time and we will no longer charge for that benefit. If the Income Appreciator Benefit has been in force for 7 contract years or more, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the Income Appreciator Benefit is activated after the contract is continued by the surviving spouse, the Income Appreciator Benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the contract value.

                                                                              53
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        5:


WHAT IS THE LIFETIME FIVE


        INCOME BENEFIT?



LIFETIME FIVE INCOME BENEFIT



The Lifetime Five Income Benefit (Lifetime Five) is an optional feature that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the Withdrawal Benefit will be zero. You do not choose between these two options; each option will continue to be available as long as the annuity has a contract value and Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the contract value is zero. The option may be appropriate if you intend to make periodic withdrawals from your contract and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year.



   Lifetime Five is subject to certain restrictions described below.



- Currently, Lifetime Five can only be elected once each contract year, and only where the annuitant and the contract owner are the same person or, if the contract owner is an entity, where there is only one annuitant. We reserve the right to limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to contract owners who have an effective Lifetime Five Income Benefit.



-  The annuitant must be at least 45 years old when Lifetime Five is elected.



- Lifetime Five is not available if you elect the Guaranteed Minimum Income Benefit or Income Appreciator Benefit.



- As long as Lifetime Five is in effect, you must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.



PROTECTED WITHDRAWAL VALUE



The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the contract following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the contract value on the date you elect Lifetime Five, plus any additional purchase payments each growing at 5% per year from the date of your election, or application of the purchase payment to your contract, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier), (B) the contract value (before reducing the contract value by the amount of the withdrawal) as of the date of the first withdrawal from your contract, and (C) the highest contract value on each contract anniversary prior to the first withdrawal or on the first 10 contract anniversaries if earlier than the date of your first withdrawal after the benefit effective date. Each value is increased by the amount of any subsequent purchase payments.



- If you elect Lifetime Five at the time you purchase your contract, the contract value will be your initial purchase payment.



- For existing contract owners who are electing the Lifetime Five Benefit, the contract value on the date of the contract owner's election of Lifetime Five will be used to determine the initial Protected Withdrawal Value.



- If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional purchase payment.



   You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your


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contract value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under Lifetime Five. The Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Withdrawal Value, and on the date you elect to step-up, the charges under Lifetime Five have changed for new purchasers, you may be subject to the new charge going forward.



   Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current contract value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your contract value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount (as described below) are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.



   The Protected Withdrawal Value is reduced each time a withdrawal is made on a "dollar-for-dollar" basis up to 7% per contract year of the Protected Withdrawal Value and on the greater of a "dollar-for-dollar" basis or a pro rata basis for withdrawals in a contract year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point, the Annual Withdrawal Amount will be zero until such time (if any) as the contract reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the contract).



ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT



The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years. If your cumulative withdrawals are in excess of the Annual Income Amount (Excess Income), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the contract value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up, your Annual Income Amount increases to equal 5% of your contract value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the purchase payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.



ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT



The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals each contract year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a "dollar-for-dollar" basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount (Excess Withdrawal), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the contract value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. When you elect a step-up, your


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        5:



WHAT IS THE LIFETIME FIVE INCOME BENEFIT? CONTINUED

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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



Annual Withdrawal Amount increases to equal 7% of your contract value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.



   Lifetime Five does not affect your ability to make withdrawals under your contract or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each contract year.



- If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any contract year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent contract years.



- If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.



   However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount or Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.



   The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the contract date and the effective date of Lifetime Five are February 1, 2005; 2.) an initial purchase payment of $250,000; 3.) the contract value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the contract value is equal to $263,000; and 5.) the contract value on March 1, 2011 is equal to $240,000.



   The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):



(a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 * 1.05(393/365) = $263,484.33



(b)  Contract value on March 1, 2006 (the date of the first withdrawal) =
     $263,000



(c)  Contract value on February 1, 2006 (the first contract anniversary) =
     $265,000



   Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).F



EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION



If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



- Remaining Annual Withdrawal Amount for current contract year = $18,550 - $10,000 = $8,550



-  Annual Withdrawal Amount for future contract years remains at $18,550



- Remaining Annual Income Amount for current contract year = $13,250 - $10,000 = $3,250



-  Annual Income Amount for future contract years remains at $13,250



-  Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000



EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS



a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:


- Remaining Annual Withdrawal Amount for current contract year = $18,550 - $15,000 = $3,550


-  Annual Withdrawal Amount for future contract years remains at $18,550


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-  Remaining Annual Income Amount for current contract year = $0



- Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future contract years.



- Reduction to Annual Income Amount = Excess Income/contract value before Excess Income * Annual Income Amount = $1,750/($263,000 - $13,250) * $13,250
   = $93



-  Annual Income Amount for future contract years = $13,250 - $93 = $13,157



-  Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000



b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



-  Remaining Annual Withdrawal Amount for current contract year = $0



- Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future contract years.



- Reduction to Annual Withdrawal Amount = Excess Withdrawal/contract value before Excess Withdrawal * Annual Withdrawal Amount = $6,450/($263,000 - $18,550) * $18,550 = $489



-  Annual Withdrawal Amount for future contract years = $18,550 - $489 = $18,061



-  Remaining Annual Income Amount for current contract year = $0



- Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future contract years.



- Reduction to Annual Income Amount = Excess Income/contract value before Excess Income * Annual Income Amount = $11,750/($263,000 - $13,250) * $13,250
   = $623



-  Annual Income Amount for future contract years = $13,250 - $623 = $12,627



- Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction.



-  Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450



- Proportional reduction = Excess Withdrawal/contract value before Excess Withdrawal * Protected Withdrawal Value = $6,450/($263,000 - $18,550) * $246,450 = $6,503



-  Protected Withdrawal Value = $246,450 - max [$6,450, $6,503] = $239,947



EXAMPLE 3. STEP-UP OF THE PROTECTED WITHDRAWAL VALUE



If the Annual Income Amount ($13,250) is withdrawn each year starting on March 1, 2006 for a period of 5 years, the Protected Withdrawal Value on March 1, 2011 would be reduced to $198,750 [$265,000 - ($13,250 * 5)]. If a step-up is elected on March 1, 2011, then the following values would result:



-  Protected Withdrawal Value = contract value on March 1, 2011 = $240,000



- Annual Income Amount is equal to the greater of the current Annual Income Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped-up Protected Withdrawal Value is 5% of $240,000, which is $12,000. Therefore, the Annual Income Amount remains $13,250.



- Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $240,000, which is $16,800. Therefore, the Annual Withdrawal Amount remains $18,550.



BENEFITS UNDER LIFETIME FIVE



- If your contract value is equal to zero, and the cumulative withdrawals in the current contract year are greater than the Annual Withdrawal Amount, Lifetime Five will terminate. To the extent that your contract value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are


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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



   still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Once you make this election we will make an additional payment for that contract year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the contract year, if any, depending on the option you choose. In subsequent contract years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount. You will not be able to change the option after your election and no further purchase payments will be accepted under your contract. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current contract year that reduced your contract value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your contract value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your contract value equals zero no further purchase payments will be accepted under your contract.



- If annuity payments are to begin under the terms of your contract or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent contract years or any remaining Protected Withdrawal Value, you can elect one of the following three options:



   1.  apply your contract value to any annuity option available;



   2. request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the annuitant's death; or



   3. request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the annuitant's death or the date the Protected Withdrawal Value is depleted.



   We must receive your request in a form acceptable to us at the Prudential Annuity Service Center.



- In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such annuity payments will be the greater of:



   1. the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your contract; and



   2.  the contract value.



   If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.



OTHER IMPORTANT CONSIDERATIONS



- Withdrawals under Lifetime Five are subject to all of the terms and conditions of the contract, including any withdrawal charges.



- Withdrawals made while Lifetime Five is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Lifetime Five does not directly affect the contract value or surrender value, but any withdrawal will decrease the contract value by the amount of the withdrawal


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   (plus any applicable withdrawal charges). If you surrender your contract, you will receive the current contract value, not the Protected Withdrawal Value.



- You can make withdrawals from your contract while your contract value is greater than zero without purchasing Lifetime Five. Lifetime Five provides a guarantee that if your contract value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.



- You must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.



ELECTION OF LIFETIME FIVE



Lifetime Five can be elected at the time you purchase your contract, or after the contract date. Elections of Lifetime Five are subject to our eligibility rules and restrictions. The contract owner's contract value as of the date of election will be used as the basis to calculate the initial Protected Withdrawal Value, the initial Annual Withdrawal Amount, and the initial Annual Income Amount.



TERMINATION OF LIFETIME FIVE



Lifetime Five terminates automatically when your Protected Withdrawal Value and Annual Income Amount reach zero. You may terminate Lifetime Five at any time by notifying us. If you terminate Lifetime Five, any guarantee provided by the benefit will terminate as of the date the termination is effective.



   Lifetime Five terminates:



-  upon your surrender of the contract,



- upon the death of the annuitant (but your surviving spouse may elect a new Lifetime Five benefit if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit as if he/she were a new purchaser),



- upon a change in ownership of the contract that changes the tax identification number of the contract owner, or



-  upon your election to begin receiving annuity payments.



   We cease imposing the charge for Lifetime Five upon the earliest to occur of
(i) your election to terminate the benefit, (ii) our receipt of appropriate proof of the death of the owner (or annuitant, for entity owned contracts),
(iii) the annuity date, (iv) automatic termination of the benefit due to an impermissible change of owner or annuitant, or (v) a withdrawal that causes the benefit to terminate.



ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS



If you purchase an annuity contract as an investment vehicle for "qualified" investments, including an IRA, the minimum distribution rules under the Internal Revenue Code of 1986, as amended (Code) require that you begin receiving periodic amounts from your annuity contract beginning after age 70 1/2. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any contract year that required minimum distributions due from your contract that are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the contract payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.


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        6:


WHAT IS THE

        INCOME APPRECIATOR BENEFIT?
--------------------------------------------------------------------------------


INCOME APPRECIATOR BENEFIT



The Income Appreciator Benefit (IAB) is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. IAB may be suitable for you in other circumstances as well, which you can discuss with your registered representative. Because individual circumstances vary, you should consult with a qualified tax advisor to determine whether it would be appropriate for you to elect the Income Appreciator Benefit.



   If you want the Income Appreciator Benefit, you generally must elect it when you make your initial purchase payment. Once you elect the Income Appreciator Benefit, you may not later revoke it.



- The annuitant must be 75 or younger in order for you to elect the Income Appreciator Benefit.



- If you choose the Income Appreciator Benefit, we will impose an annual charge equal to 0.25% of your contract value. See Section 8, "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?"



ACTIVATION OF THE INCOME APPRECIATOR BENEFIT



YOU CAN ACTIVATE THE INCOME APPRECIATOR BENEFIT AT ANY TIME AFTER IT HAS BEEN IN FORCE FOR SEVEN YEARS. To activate the Income Appreciator Benefit, you must send us a written request in good order.



   Once activated, you can receive the Income Appreciator Benefit:



-  (IAB OPTION 1) at annuitization when determining an annuity payment;



- (IAB OPTION 2) during the accumulation phase through the IAB automatic withdrawal payment program; or



- (IAB OPTION 3) during the accumulation phase as an Income Appreciator Benefit credit to your contract over a 10-year period.



   Income Appreciator Benefit payments are treated as earnings and may be subject to tax upon withdrawal. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract?"



   IF YOU DO NOT ACTIVATE THE BENEFIT PRIOR TO THE MAXIMUM ANNUITIZATION AGE YOU MAY LOSE ALL OR PART OF THE IAB.



CALCULATION OF THE INCOME APPRECIATOR BENEFIT



We will calculate the Income Appreciator Benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable Income Appreciator Benefit percentage based on the number of years the Income Appreciator Benefit has been in force. For purposes of calculating the Income Appreciator Benefit:



- earnings are calculated as the difference between the contract value and the sum of all purchase payments;



- earnings do not include (1) any amount added to the contract value as a result of the Spousal Continuance Benefit, or (2) if we were to permit you to elect the Income Appreciator Benefit after the contract date, any earnings accrued under the contract prior to that election;



- withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;



- the table below shows the Income Appreciator Benefit percentages corresponding to the number of years the Income Appreciator Benefit has been in force.



   NUMBER OF YEARS         INCOME
 INCOME APPRECIATOR     APPRECIATOR
       BENEFIT            BENEFIT
  HAS BEEN IN FORCE      PERCENTAGE
 ------------------     -----------
         0-6                 0%
         7-9                15%
        10-14               20%
         15+                25%



IAB OPTION 1 -- INCOME APPRECIATOR BENEFIT AT ANNUITIZATION



Under this option, if you choose to activate the Income Appreciator Benefit at annuitization, we will calculate


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the Income Appreciator Benefit amount on the annuity date and add it to the adjusted contract value for purposes of determining the amount available for annuitization. You may apply this amount to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



   UPON ANNUITIZATION, YOU MAY LOSE ALL OR A PORTION OF THE INCOME APPRECIATOR BENEFIT IF YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION FOR AT LEAST 15 YEARS. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.



EFFECT OF INCOME APPRECIATOR BENEFIT ON GUARANTEED MINIMUM INCOME BENEFIT



If you exercise the Guaranteed Minimum Income Benefit feature and an Income Appreciator Benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:



1. the adjusted contract value plus the remaining Income Appreciator Benefit amount, calculated at current IAB annuitization rates; or



2. the GMIB protected value plus the remaining Income Appreciator Benefit amount, calculated using the GMIB guaranteed annuity purchase rates shown in the contract.



   If you exercise the Guaranteed Minimum Income Benefit feature and activate the Income Appreciator Benefit at the same time, you must choose among the Guaranteed Minimum Income Benefit annuity payout options available at the time.



TERMINATING THE INCOME APPRECIATOR BENEFIT



The Income Appreciator Benefit will terminate on the earliest of:



-  the date you make a total withdrawal from the contract;



- the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Benefit;



- the date the Income Appreciator Benefit amount is reduced to zero (generally ten years after activation) under IAB Options 2 and 3;



-  the date of annuitization; or



-  the date the contract terminates.



   Upon termination of the Income Appreciator Benefit, we cease imposing the associated charge.



INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE



You may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income Appreciator Benefit payments under IAB Options 2 and 3 will begin on the same day of the month as the contract date, beginning with the next month following our receipt of your request in good order. Under IAB Options 2 and 3, you can choose to have the Income Appreciator Benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.



   IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE AND YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION OF AT LEAST 15 YEARS OR YOU MAKE A FULL WITHDRAWAL, YOU MAY LOSE ALL OR ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.



IAB OPTION 2 -- INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM



Under this option, you elect to receive the Income Appreciator Benefit during the accumulation phase. When you activate the benefit, a 10-year Income Appreciator Benefit automatic withdrawal payment program begins. We will pay you the Income Appreciator Benefit amount in equal installments over a 10 year payment period. You may combine this Income Appreciator Benefit amount with an automated withdrawal amount from your contract value, in which case each combined payment must be at least $100.



   The maximum automated withdrawal payment amount that you may receive from your contract value


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WHAT IS THE INCOME APPRECIATOR BENEFIT? CONTINUED

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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



under this Income Appreciator Benefit program in any contract year during the 10-year period may not exceed 10% of the contract value as of the date you activate the Income Appreciator Benefit.



   Once we calculate the Income Appreciator Benefit, the amount will not be affected by changes in contract value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not to amounts attributable to the Income Appreciator Benefit.



   After the ten-year payment period has ended, if the remaining contract value is $2,000 or more, the contract will continue. If the remaining contract value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining contract value and the contract will terminate. If the contract value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the Income Appreciator Benefit amount for the remainder of the 10-year payment period.



DISCONTINUING THE INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM UNDER IAB OPTION 2



You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining Income Appreciator Benefit amount to the contract value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any Income Appreciator Benefit amount added to the contract value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable investment options, fixed interest rate options, or the market value adjustment option in the same proportions as your most recent purchase payment allocation percentages.



   You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the Income Appreciator Benefit amount for the 10-year payment period to the contract value in a lump sum before determining the adjusted contract value. The adjusted contract value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



IAB OPTION 3 -- INCOME APPRECIATOR BENEFIT CREDIT TO CONTRACT VALUE



Under this option, you can activate the Income Appreciator Benefit and receive the benefit as credits to your contract value over a 10-year payment period. We will allocate these Income Appreciator Benefit credits to the variable investment options, the fixed interest rate options, or the market value adjustment option in the same manner as your current allocation, unless you direct us otherwise. We will waive the $1,000 minimum requirement for the market value adjustment option. We will calculate the Income Appreciator Benefit amount on the date we receive your written request in good order. Once we have calculated the Income Appreciator Benefit, the Income Appreciator Benefit credit will not be affected by changes in contract value due to the investment performance of any allocation option.



   Before we add the last Income Appreciator Benefit credit to your contract value, you may switch to IAB Option 2 and receive the remainder of the Income Appreciator Benefit as payments to you (instead of credits to the contract value) under the Income Appreciator Benefit program for the remainder of the 10-year payment period.



   You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



EXCESS WITHDRAWALS



   During the 10 year period under IAB options 2 or 3, an "excess withdrawal" occurs when any amount is withdrawn from your contract value in a contract year that exceeds the sum of (1) 10% of the contract value as of the date the Income Appreciator Benefit was activated


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plus (2) earnings since the Income Appreciator Benefit was activated that have not been previously withdrawn.



   We will deduct the excess withdrawal on a proportional basis from the remaining Income Appreciator Benefit amount. We will then calculate and apply a new reduced Income Appreciator Benefit amount.



   Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the contract value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated that have not been previously withdrawn do not reduce the remaining Income Appreciator Benefit amount. Additionally, if the amount withdrawn in any year is less than the excess withdrawal threshold, the difference between the amount withdrawn and the threshold can be carried over to subsequent years on a cumulative basis and withdrawn without causing a reduction to the Income Appreciator Benefit amount.



EFFECT OF TOTAL WITHDRAWAL ON INCOME APPRECIATOR BENEFIT



We will not make Income Appreciator Benefit payments after the date you make a total withdrawal of the contract surrender value.


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        7:


HOW CAN I PURCHASE A STRATEGIC PARTNERS

        ANNUITY ONE 3 CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS


The initial purchase payment is the amount of money you give us to purchase the contract. The minimum initial purchase payment is $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.


   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of:

-  the owner,

-  the joint owner,

-  the annuitant, or

-  the co-annuitant.

   Currently, the maximum aggregate purchase payments you may make is $7 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million absent our prior approval.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options, or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. Allocations to the DCA Fixed Rate Option must be no less than $2,000 and, allocations to the market value adjustment option must be no less than $1,000.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.


   We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Subsequent purchase payments received in good order after the close of the business day will be credited on the following business day.


   At our discretion, we may give initial and subsequent purchase payments (as well as withdrawals and transfers) received in good order by certain broker/dealers prior to the close of a business day the same treatment as they would have received had they been received at the same time at the Prudential Annuity Service Center. For more detail, talk to your registered representative.


CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options or the market value adjustment option in the same percentages as the purchase payment.

   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than

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   $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

- if the older owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

   Under the Contract With Credit, if the owner returns the contract during the free look period, we will recapture the bonus credits. If we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to a variable investment option by the unit price of the accumulation unit for that variable investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments.

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                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



        8:


WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE 3 CONTRACT?
--------------------------------------------------------------------------------


THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. THESE CHARGES AND EXPENSES ARE DESCRIBED BELOW.


The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.


INSURANCE AND ADMINISTRATIVE CHARGES



Each day, we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a Guaranteed Minimum Death Benefit option, or Lifetime Five Income Benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the contract value. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.



   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. These charges are not assessed against amounts allocated to the fixed interest rate options. The amount of the charge depends on the death benefit (or other) option that you choose.



   The death benefit charge is equal to:



   -  1.40% on an annual basis if you choose the base death benefit, or



   - 1.65% on an annual basis if you choose the step-up Guaranteed Minimum Death Benefit option (i.e., 0.25% in addition to the base death benefit charge).


   We impose an additional insurance and administrative charge of 0.10% annually (of account value attributable to the variable investment options) for the Contract With Credit.


   We impose an additional charge of 0.60% annually if you choose the Lifetime Five Benefit option. The 0.60% charge is in addition to the charge we impose for the applicable death benefit. Upon any reset of the amounts guaranteed under this benefit, we reserve the right to adjust the charge to that being imposed at that time for new elections of the benefit.



   If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment being withdrawn was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

   The withdrawal charge is the percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE    CONTRACT WITH     CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CREDIT WITHDRAWAL   CREDIT WITHDRAWAL
        PAYMENT               CHARGE              CHARGE
-----------------------  -----------------   -----------------
          0                      8%                  7%
          1                      8%                  6%
          2                      8%                  5%
          3                      8%                  4%
          4                      7%                  3%
          5                      6%                  2%
          6                      5%                  1%
          7                      0%                  0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge, and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making deductions for charges.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We determine the "charge-free" amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment.


   When you make a withdrawal (including a withdrawal under the optional Lifetime Five Income Benefit), we will deduct the amount of the withdrawal first from the available charge-free amount. Any excess amount will then be deducted from purchase payments in excess of the charge-free amount and subject to applicable withdrawal charges. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.



   If a withdrawal or transfer is taken from a market value adjustment guarantee period, prior to the expiration of the rate guarantee period, we will make a market value adjustment to the withdrawal amount. We will then apply a withdrawal charge to the adjusted amount.


   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

MINIMUM DISTRIBUTION REQUIREMENTS


If a withdrawal is taken from a tax qualified contract under the minimum distribution option in order to satisfy an Internal Revenue Service mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract?"


CONTRACT MAINTENANCE CHARGE

On each contract anniversary during the accumulation phase, if your contract value is less than $75,000, we will deduct the lesser of $30 or 2% of your contract value, for administrative expenses. We may raise the

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        8:



WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

         PARTNERS ANNUITY ONE 3 CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


level of the contract value at which we waive this fee. The charge will be deducted proportionately from each of the contract's investment options. This same charge will also be deducted when you surrender your contract if your contract value is less than $75,000.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the Guaranteed Minimum Income Benefit. FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2004, we will deduct a charge equal to 0.50% per year of the average GMIB protected value for the period the charge applies. FOR ALL OTHER CONTRACTS, this is an annual charge equal to 0.45% of the average GMIB protected value for the period the charge applies. We deduct the charge from your contract value on each of the following events:

-  each contract anniversary,

-  when you begin the income phase of the contract,

-  upon a full withdrawal, and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable Guaranteed Minimum Income Benefit charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Because the charge is calculated based on the average GMIB protected value, it does not increase or decrease based on changes to the annuity's contract value due to market performance. If the GMIB protected value increases, the dollar amount of the annual charge will increase, while a decrease in the GMIB protected value will decrease the dollar amount of the charge.

   The charge is deducted annually in arrears each contract year on the contract anniversary. We deduct the amount of the charge pro-rata from the contract value allocated to the variable investment options. If you surrender your contract, begin receiving annuity payments under the GMIB or any other annuity payout option we make available during a contract year, or the GMIB terminates, we will deduct the charge for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year). Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable Guaranteed Minimum Income Benefit charge, we will deduct the charge from the amount we pay you.
   THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We will not impose the Guaranteed Minimum Income Benefit charge after the income phase begins.

INCOME APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the Income Appreciator Benefit. This is an annual charge equal to 0.25% of your contract value. The Income Appreciator Benefit charge is calculated:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or the first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Although the Income Appreciator Benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge.

   We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


   The Income Appreciator Benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. No market value adjustment will apply to the portion of the charge deducted from the market value adjustment option. Upon a full withdrawal, or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge, the charge is deducted from the amount paid. The payment of the Income Appreciator Benefit charge will be deemed to be made from earnings for purposes of calculating other charges. THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We do not assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization. However, we do assess the IAB charge during the 10-year payment period contemplated by IAB Options 2 and 3. Moreover, you should realize that amounts credited to your contract value under IAB Option 3 increase the contract value, and because the IAB fee is a percentage of your contract value, the IAB fee may increase as a consequence of those additions.

TAXES ATTRIBUTABLE TO PREMIUM


There may be federal, state and premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. New York does not currently charge premium taxes on annuities. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.


TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract (contract date). If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We have the right to increase this fee up to a maximum of $30 per transfer, but we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES


We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.



   In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.


UNDERLYING MUTUAL FUND FEES


When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds.


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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



        9:


HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be taken proportionately from all of the investment options you have selected. The minimum contract value that must remain in order to keep your contract in force after a withdrawal is $2,000. If you request a withdrawal amount that would reduce the contract value below this minimum, we will withdraw the maximum amount available that, with the withdrawal charge, would not reduce the contract value below such minimum.

   With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order. We will deduct applicable charges, if any, from the assets in your contract.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.


   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 10.


AUTOMATED WITHDRAWALS


We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is generally $100. An assignment of the contract terminates any automated withdrawal program that you had in effect.



   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 10.



SUSPENSION OF PAYMENTS OR TRANSFERS


The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

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-  An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The SEC, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or process any transfer made from the fixed interest rate options promptly upon request.

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        10:


WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE 3 CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Annuity One 3 contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust, acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

   This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract such as the Guaranteed Minimum Death Benefit, should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. Also, if you elect any interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments

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and will not be taxed. The remaining portion will be taxed as ordinary income.
Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.); or

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See "Federal Tax Status" in the Statement of Additional Information.)

   Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of gains in the contract as well as the 10% tax penalty of pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

   Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

   Tax consequences to the beneficiary vary among the death benefit payment options.

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                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


-  Choice 1:  The beneficiary is taxed on earnings in the contract.

- Choice 2: The beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

- Choice 3: The beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section below for a discussion regarding withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.

   An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this prospectus. We will take any action, including modifications to your contract or the investment options, required to comply with such guidelines if promulgated.

   Please refer to the Statement of Additional Information for further information on these diversification and investor control issues.

   Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under

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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

   If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX-FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

   Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Code. This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS


   IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement," attached to this prospectus, contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount your contract is worth, if greater), less any applicable federal and state income tax withholding.



   CONTRIBUTIONS LIMITS/ROLLOVERS. Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2005, the limit is $4,000, increasing to $5,000 in 2008. After 2008, the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500, increasing to $1,000 in 2006 and years thereafter. The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan into another Section 401(a) plan.


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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


   Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

- You cannot sell, assign or pledge the contract, other than to Pruco Life of New Jersey;

- The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and


-  Death and annuity payments must meet "minimum distribution requirements".


   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:


-  A 10% "early distribution penalty";


- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or


-  Failure to take a minimum distribution.


   Roth IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements:
   (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or
   (d) for a qualified first time homebuyer distribution within the meaning of
   Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA; and

- If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may only purchase a contract for a Roth IRA in connection with a "rollover" or "conversion" of amounts of another traditional IRA, conduit IRA, or Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to a Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter.

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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.


   Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.



   You can use the minimum distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.


   Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA or Roth IRA before you attain age 59 1/2.

   Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled; or

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

   Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally

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         PARTNERS ANNUITY ONE 3 CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.


   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under Section 8, "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?"



   Information about sales representatives and commissions may be found under "Other Information" and "Sale And Distribution Of The Contract" in Section 11.


   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION


For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement," attached to this prospectus.


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        11:


OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.

   Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.


   Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. Pruco Life of New Jersey's annual report for the year ended December 31, 2004, together with subsequent periodic reports that Pruco Life of New Jersey files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life of New Jersey annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life of New Jersey is 33-18053. You may read and copy any filings made by Pruco Life of New Jersey with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.


THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited financial statements, is provided in the SAI.


SALE AND DISTRIBUTION OF THE CONTRACT



Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of annuity contracts and life insurance products we offer.



   PIMS's principal business address is 100 Mulberry Street, Newark, New Jersey 07102-4077. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the National Association of Securities Dealers, Inc. (NASD).



   The contract is offered on a continuous basis. PIMS enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the contract but are exempt from registration (firms). Applications for the contract are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the contract directly to potential purchasers.


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                                                                              79

        11:


OTHER INFORMATION CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



   Commissions are paid to firms on sales of the contract according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 8%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of contract value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the contract. Commissions and other compensation paid in relation to the contract do not result in any additional charge to you or to the separate account.



   In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the contract's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PIMS. A list of firms that PIMS paid pursuant to such arrangements is provided in the Statement of Additional Information which is available upon request.



   To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.



   You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.


LITIGATION


   Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life of New Jersey and that are typical of the businesses in which Pruco Life of New Jersey operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.



   Pruco Life of New Jersey has received formal requests for information relating to its variable annuity business from regulators, including, among others, the Securities and Exchange Commission and the State of


--------------------------------------------------------------------------------
 80

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



New York Attorney General's Office. As part of a broad initiative by the National Association of Insurance Commissioners, Pruco Life of New Jersey has received a request for information from the New Jersey Department of Banking and Insurance related to producer compensation and fee arrangements. It is possible that other regulators will issue similar requests.



   Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.



ASSIGNMENT



In general, you can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see Section 4, "What Is The Death Benefit?" We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event. If you assign the contract, that assignment will result in the termination of any automated withdrawal program that had been in effect. If the new owner wants to re-institute an automated withdrawal program, then he/she needs to submit the forms that we require, in good order.


   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life of New Jersey, the co-issuer of the Strategic Partners Annuity One 3 contract, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter


-  Payments Made to Promote Sale of Our Products


-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Federal Tax Status


-  Financial Statements


HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-5008.

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA

The general formula under which Pruco Life of New Jersey calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under Strategic Partners Annuity One 3 is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 + MVA). The MVA itself is calculated as follows:
                               1 + I
              MVA = [(----------------)to the power of (N/12)] -1
                       1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.
        J   =    the interpolated current credited
                 interest rate offered on new money at
                 the time of withdrawal,
                 annuitization, or settlement. (See
                 below for the interpolation formula)
        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

The MVA formula with respect to contracts issued in New York is what is depicted above. The formula uses an interpolated rate "J" as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.


MARKET VALUE ADJUSTMENT EXAMPLE

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life of New Jersey for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus
   1) is 5%.


The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] =
         0.0417


   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the power of (38/12) -1 = 0.04871


2) Multiply the Contract Value by the factor calculated in Step 1.


                          $11,127.11 X 0.04871 = $542.00


3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.


                         $11,127.11 + $542.00 = $11,669.11


The MVA may not always be positive. Here is an example where it is negative.


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life of New Jersey for a guarantee period of 3 years (the number of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus
   1) is 8%.


--------------------------------------------------------------------------------
 82

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] =
         0.0717


   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the power of (38/12) -1 = -0.04126


2) Multiply the Contract Value by the factor calculated in Step 1.


                        $11,127.11 X (-0.04126) = -$459.10


3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.


                       $11,127.11 + (-$459.10) = $10,668.10


--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


         APPENDIX A

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


As we have indicated throughout this prospectus, the Strategic Partners Annuity One 3 Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.



   The portfolio names shown for the corresponding unit values are as of December 31, 2004. For a complete list of the current portfolio names, see
Section 2, "What Investment Options Can I Choose?"


--------------------------------------------------------------------------------
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

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES: (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18439                      $1.24006                            39,791
         1/1/2004 to 12/31/2004                 $1.24006                      $1.34066                           100,732
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.17721                      $1.25778                            28,099
         1/1/2004 to 12/31/2004                 $1.25778                      $ 1.3635                            79,192
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.20571                      $1.28481                            16,224
         1/1/2004 to 12/31/2004                 $1.28481                      $1.38861                            32,873
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $0.99549                      $0.99449                           164,642
         1/1/2004 to 12/31/2004                 $0.99449                      $0.99063                            57,936
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.15290                      $1.22414                            37,552
         1/1/2004 to 12/31/2004                 $1.22414                      $1.33335                           123,526
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.12896                      $1.22392                            17,996
         1/1/2004 to 12/31/2004                 $1.22392                      $1.40386                            38,464
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.21452                      $1.27916                            11,282
         1/1/2004 to 12/31/2004                 $1.27916                      $1.44765                            60,849
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18805                      $1.22149                             6,124
         1/1/2004 to 12/31/2004                 $1.22149                      $1.34749                            25,091
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.12456                      $1.19626                             8,644
         1/1/2004 to 12/31/2004                 $1.19626                      $1.28343                            14,276
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.13994                      $1.17938                            23,284
         1/1/2004 to 12/31/2004                 $1.17938                      $1.23406                            28,153
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14798                      $1.19393                           504,794
         1/1/2004 to 12/31/2004                 $1.19393                      $1.30793                           907,722
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.10288                      $1.13654                            47,622
         1/1/2004 to 12/31/2004                 $1.13654                      $1.22048                           328,878
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.17037                      $1.24835                            12,492
         1/1/2004 to 12/31/2004                 $1.24835                      $1.38531                            43,327


* DATE THAT THE ANNUITY WAS FIRST OFFERED.
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.22255                      $1.29026                            19,314
         1/1/2004 to 12/31/2004                 $1.29026                      $1.53570                           101,983
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18371                      $1.23975                            13,048
         1/1/2004 to 12/31/2004                 $1.23975                      $1.38211                           415,431
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.13457                      $1.21457                             9,324
         1/1/2004 to 12/31/2004                 $1.21457                      $1.41041                            59,056
SP LSV INTERNATIONAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.13314                      $1.23393                             2,117
         1/1/2004 to 12/31/2004                 $1.23393                      $1.40924                            36,000
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14453                      $1.20717                            12,883
         1/1/2004 to 12/31/2004                 $1.20717                      $1.33789                            12,829
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.31609                      $1.33928                             2,550
         1/1/2004 to 12/31/2004                 $1.33928                      $1.57888                            20,649
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.16169                      $1.19841                           229,155
         1/1/2004 to 12/31/2004                 $1.19841                      $1.29196                           181,718
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.02971                      $1.04684                           406,783
         1/1/2004 to 12/31/2004                 $1.04684                      $1.08689                           614,905
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.35478                      $1.36653                            25,796
         1/1/2004 to 12/31/2004                 $1.36653                      $1.63587                            60,126
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.29042                      $1.30191                            15,448
         1/1/2004 to 12/31/2004                 $1.30191                      $1.27212                            30,036
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14518                      $1.19388                                 0
         1/1/2004 to 12/31/2004                 $1.19388                      $1.30209                             5,809
SP TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.32609                      $1.34037                               531
         1/1/2004 to 12/31/2004                 $1.34037                      $1.32188                             4,721
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.26410                      $1.35112                            18,770
         1/1/2004 to 12/31/2004                 $1.35112                      $1.55290                           152,738
JANUS ASPEN SERIES--GROWTH PORTFOLIO -- SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.19749                      $1.24622                            13,951
         1/1/2004 to 12/31/2004                 $1.24622                      $1.28061                            15,228


* DATE THAT THE ANNUITY WAS FIRST OFFERED.

--------------------------------------------------------------------------------
 86

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



ACCUMULATION UNIT VALUES:
(GMDB STEP-UP AND CONTRACT WITH CREDIT 1.75)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18098                      $1.23592                          450,454
         1/1/2004 to 12/31/2004                 $1.23592                      $1.33162                          960,655
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.17369                      $1.25343                          297,001
         1/1/2004 to 12/31/2004                 $1.25343                      $1.35414                          752,062
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.20227                      $1.28057                           90,519
         1/1/2004 to 12/31/2004                 $1.28057                      $1.37924                          268,262
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $0.99244                      $0.99097                          277,890
         1/1/2004 to 12/31/2004                 $0.99097                      $0.98370                        1,910,334
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14951                      $1.21997                          599,706
         1/1/2004 to 12/31/2004                 $1.21997                      $1.32426                        1,241,374
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.12571                      $1.21982                          163,757
         1/1/2004 to 12/31/2004                 $1.21982                      $1.39431                          686,614
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.21097                      $1.27479                          113,475
         1/1/2004 to 12/31/2004                 $1.27479                      $1.43779                          692,027
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18466                      $1.21743                          106,337
         1/1/2004 to 12/31/2004                 $1.21743                      $1.33841                          308,379
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.12120                      $1.19212                           11,005
         1/1/2004 to 12/31/2004                 $1.19212                      $1.27462                           82,260
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.13666                      $1.17543                          237,135
         1/1/2004 to 12/31/2004                 $1.17543                      $1.22575                          355,951
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14451                      $1.18975                        2,475,488
         1/1/2004 to 12/31/2004                 $1.18975                      $1.29901                        9,026,452
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.09974                      $1.13276                          898,406
         1/1/2004 to 12/31/2004                 $1.13276                      $1.21249                        3,348,367
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.16707                      $1.24425                          607,204
         1/1/2004 to 12/31/2004                 $1.24425                      $1.37603                        1,372,642


* DATE THAT THE ANNUITY WAS FIRST OFFERED.
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



ACCUMULATION UNIT VALUES (CONTINUED):
(GMDB STEP-UP AND CONTRACT WITH CREDIT 1.75)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.21891                      $1.28582                          581,014
         1/1/2004 to 12/31/2004                 $1.28582                      $1.52507                        1,736,515
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18041                      $1.23575                        1,477,896
         1/1/2004 to 12/31/2004                 $1.23575                      $1.37292                        5,378,534
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.13121                      $1.21039                          318,663
         1/1/2004 to 12/31/2004                 $1.21039                      $1.40077                          666,794
SP LSV INTERNATIONAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.12984                      $1.22973                          328,009
         1/1/2004 to 12/31/2004                 $1.22973                      $1.39961                          658,313
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14120                      $1.20305                           74,871
         1/1/2004 to 12/31/2004                 $1.20305                      $1.32884                          126,283
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.31221                      $1.33469                          168,195
         1/1/2004 to 12/31/2004                 $1.33469                      $1.56814                          676,469
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.15822                      $1.19418                          473,046
         1/1/2004 to 12/31/2004                 $1.19418                      $1.28300                        1,739,880
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.02657                      $1.04315                        1,134,951
         1/1/2004 to 12/31/2004                 $1.04315                      $1.07941                        3,719,710
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.35080                      $1.36187                          342,611
         1/1/2004 to 12/31/2004                 $1.36187                      $1.62472                          937,285
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.28652                      $1.29734                           97,095
         1/1/2004 to 12/31/2004                 $1.29734                      $1.26327                          371,521
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14165                      $1.18963                           37,654
         1/1/2004 to 12/31/2004                 $1.18963                      $1.29291                          217,170
SP TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.32227                      $1.33585                           51,309
         1/1/2004 to 12/31/2004                 $1.33585                      $1.31286                          160,769
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.26038                      $1.34648                           78,627
         1/1/2004 to 12/31/2004                 $1.34648                      $1.54220                          352,589
JANUS ASPEN SERIES--GROWTH PORTFOLIO -- SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.19390                      $1.24188                           76,006
         1/1/2004 to 12/31/2004                 $1.24188                      $1.27175                          150,750


* DATE THAT THE ANNUITY WAS FIRST OFFERED.

--------------------------------------------------------------------------------
 88

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY ANNUITY DESCRIBED IN PROSPECTUS ORD01182NY (05/2005).


           ---------------------------------------------------------
                               (print your name)

           ---------------------------------------------------------
                                   (address)

           ---------------------------------------------------------
                             (city/state/zip code)

                                MAILING ADDRESS:

                       PRUDENTIAL ANNUITY SERVICE CENTER
                                 P.O. Box 7960
                             Philadelphia, PA 19176

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

ORD01182NY

STRATEGIC PARTNERS(SM)
PLUS 3
VARIABLE ANNUITY
--------------------------------------------------------------------------------

PROSPECTUS: MAY 2, 2005



THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY) AND THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM ANNUITY ACCOUNT. PRUCO LIFE OF NEW JERSEY OFFERS SEVERAL DIFFERENT ANNUITIES WHICH YOUR REPRESENTATIVE MAY BE AUTHORIZED TO OFFER TO YOU. EACH ANNUITY HAS DIFFERENT FEATURES AND BENEFITS THAT MAY BE APPROPRIATE FOR YOU BASED ON YOUR FINANCIAL SITUATION, YOUR AGE AND HOW YOU INTEND TO USE THE ANNUITY. THE DIFFERENT FEATURES AND BENEFITS INCLUDE VARIATIONS IN DEATH BENEFIT PROTECTION AND THE ABILITY TO ACCESS YOUR ANNUITY'S CONTRACT VALUE. THE FEES AND CHARGES UNDER THE ANNUITY CONTRACT AND THE COMPENSATION PAID TO YOUR REPRESENTATIVE MAY ALSO BE DIFFERENT AMONG EACH ANNUITY. IF YOU ARE PURCHASING THE CONTRACT AS A REPLACEMENT FOR EXISTING VARIABLE ANNUITY OR VARIABLE LIFE COVERAGE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, ANY SURRENDER OR PENALTY CHARGES YOU MAY INCUR WHEN REPLACING YOUR EXISTING COVERAGE. PRUCO LIFE OF NEW JERSEY IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.


THE FUNDS
------------------------------------------------------------


Strategic Partners Plus 3 offers a wide variety of investment choices, including variable investment options that invest in underlying mutual funds. Currently, portfolios of the following underlying mutual funds are being offered: The Prudential Series Fund, Inc., American Skandia Trust, Evergreen Variable Annuity Trust, Gartmore Variable Insurance Trust, and Janus Aspen Series.


     You may choose between two basic versions of Strategic Partners Plus 3. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Plus 3, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------


Please read this prospectus before purchasing a Strategic Partners Plus 3 variable annuity contract, and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. The Risk Factors section relating to the market value adjustment option appears in the Summary.


TO LEARN MORE ABOUT STRATEGIC PARTNERS PLUS 3
------------------------------------------------------------


To learn more about the Strategic Partners Plus 3 variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 2, 2004. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life of New Jersey also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. (See SEC file numbers 333-49230 and 333-103473.) You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Plus 3 SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 11 of this prospectus.



     For a free copy of the SAI, call us at (888) PRU-2888, or write to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.


THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS PLUS 3 IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA.                                                                 P2401NY

CONTENTS
--------------------------------------------------------------------------------



                                       PART I: STRATEGIC PARTNERS PLUS 3 PROSPECTUS
                                       ------------------------------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary........................................              6
                                                Summary.........................................             10
                                                Risk Factors....................................             13
                                                Summary Of Contract Expenses....................             15
                                                Expense Examples................................             21

                                       PART II: STRATEGIC PARTNERS PLUS 3 PROSPECTUS
                                       ------------------------------------------------------------------------

                                       SECTIONS 1-11
                                       ---------------------------------------------------------

                                           Section 1: What Is The Strategic Partners Plus 3
                                             Variable Annuity?..................................             26
                                                Short Term Cancellation Right or "Free Look"....             27

                                           Section 2: What Investment Options Can I Choose?.....             28
                                                Variable Investment Options.....................             28
                                                Fixed Interest Rate Options.....................             38
                                                Market Value Adjustment Option..................             39
                                                Transfers Among Options.........................             40
                                                Additional Transfer Restrictions................             41
                                                Dollar Cost Averaging...........................             42
                                                Asset Allocation Program........................             43
                                                Auto-Rebalancing................................             43
                                                Scheduled Transactions..........................             43
                                                Voting Rights...................................             43
                                                Substitution....................................             44

                                           Section 3: What Kind Of Payments Will I Receive
                                             During The Income Phase? (Annuitization)...........             45
                                             Payment Provisions.................................             45
                                             Payment Provisions Without The Guaranteed Minimum
                                                  Income Benefit................................             45
                                                Option 1: Annuity Payments For A Fixed Period...             45
                                                Option 2: Life Income Annuity Option............             45
                                                Other Annuity Options...........................             45
                                             Tax Considerations.................................             45
                                             Guaranteed Minimum Income Benefit..................             46
                                                GMIB Roll-Up....................................             46
                                                GMIB Option 1: Single Life Payout Option........             48
                                                GMIB Option 2: Joint Life Payout Option.........             48
                                             How We Determine Annuity Payments..................             49

                                           Section 4: What Is The Death Benefit?................             51
                                                Beneficiary.....................................             51
                                                Calculation Of The Death Benefit................             51
                                                Guaranteed Minimum Death Benefit................             51
                                                  GMDB Step-Up..................................             51
                                                Special Rules If Joint Owners...................             52
                                                Payout Options..................................             52
                                                Spousal Continuance Benefit.....................             53

                                           Section 5: What Is The Lifetime Five(SM) Income
                                             Benefit?...........................................             55
                                                Lifetime Five Income Benefit....................             55

                                           Section 6: What Is The Income Appreciator Benefit?...             61
                                                Income Appreciator Benefit......................             61
                                                Calculation Of The Income Appreciator Benefit...             61
                                                Income Appreciator Benefit Options During The
                                                  Accumulation Phase............................             62

--------------------------------------------------------------------------------


                                           Section 7: How Can I Purchase A Strategic Partners
                                             Plus 3 Contract?...................................             65
                                                Purchase Payments...............................             65
                                                Allocation Of Purchase Payments.................             65
                                                Credits.........................................             65
                                                Calculating Contract Value......................             66

                                           Section 8: What Are The Expenses Associated With The
                                             Strategic Partners Plus 3 Contract?................             67
                                                Insurance And Administrative Charges............             67
                                                Withdrawal Charge...............................             68
                                                Contract Maintenance Charge.....................             68
                                                Guaranteed Minimum Income Benefit Charge........             69
                                                Income Appreciator Benefit Charge...............             69
                                                Taxes Attributable To Premium...................             70
                                                Transfer Fee....................................             70
                                                Company Taxes...................................             70
                                                Underlying Mutual Fund Fees.....................             70

                                           Section 9: How Can I Access My Money?................             71
                                                Withdrawals During The Accumulation Phase.......             71
                                                Automated Withdrawals...........................             71
                                                Suspension Of Payments or Transfers.............             71

                                           Section 10: What Are The Tax Considerations
                                             Associated With The Strategic Partners Plus 3
                                             Contract?..........................................             73
                                                Contracts Owned By Individuals (Not Associated
                                                  With Tax-Favored Retirement Plans)............             73
                                                Contracts Held By Tax-Favored Plans.............             76

                                           Section 11: Other Information........................             80
                                                Pruco Life Insurance Company of New Jersey......             80
                                                The Separate Account............................             80
                                                Sale And Distribution Of The Contract...........             80
                                                Litigation......................................             81
                                                Assignment......................................             82
                                                Financial Statements............................             82
                                                Statement Of Additional Information.............             82
                                                Householding....................................             82
                                                Market Value Adjustment Formula.................             83

                                           Appendix A...........................................             85
                                                Accumulation Unit Values........................             85


                                                                               3
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 4

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS 3 PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges.


ANNUAL INCOME AMOUNT



Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as the annuitant lives. The annual income amount is set initially as a percentage of the Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.



ANNUAL WITHDRAWAL AMOUNT



Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as there is Protected Withdrawal Value remaining. The Annual Withdrawal Amount is set initially to equal 7% of the initial Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.


ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

BUSINESS DAY


A day on which the New York Stock Exchange is open for business. Our business day generally ends at 4:00 p.m. Eastern time.


CO-ANNUITANT

The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirements for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.

CONTRACT DATE

The date we accept your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and insurance and administrative costs, and may provide lower interest rates for fixed rate options than the Contract Without Credit.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.

DEATH BENEFIT


If a death benefit is payable, the beneficiary you designate will receive, at a minimum, the total invested purchase payments, reduced proportionally by withdrawals, or a potentially greater amount related to market appreciation. The Guaranteed Minimum Death Benefit is available for an additional charge. See
Section 4, "What Is The Death Benefit?"



DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)


An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed interest rate option.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEE PERIOD

A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We may offer one or more guarantee periods.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

GMDB PROTECTED VALUE

The amount guaranteed under the Guaranteed Minimum Death Benefit, which equals the GMDB step-up value. The GMDB protected value will be subject to certain age restrictions and time durations, however, it will still increase by subsequent invested purchase payments and reduce proportionally by withdrawals.

GMDB STEP-UP

We use the GMDB step-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. Generally speaking, the GMDB step-up establishes a "high water mark" of protected value that we would pay upon death, even if the contract value has declined. For example, if the GMDB step-up were set at $100,000 on a contract anniversary, and the contract value subsequently

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

declined to $80,000 on the date of death, the GMDB step-up value would nonetheless remain $100,000 (assuming no additional purchase payments or withdrawals).

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

GMIB PROTECTED VALUE

We use the GMIB protected value to calculate annuity payments should you annuitize under the Guaranteed Minimum Income Benefit.


     The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, and any withdrawals will proportionally reduce the GMIB protected value. The GMIB protected value is not available as a cash surrender benefit or a death benefit, nor is it used to calculate the cash surrender value or death benefit.


GMIB RESET

You may elect to "step-up" or "reset" your GMIB protected value if your contract value is greater than the current GMIB protected value. Upon exercise of the reset provision, your GMIB protected value will be reset to equal your current contract value. You are limited to two resets over the life of your contract, provided that certain annuitant age requirements are met.

GMIB ROLL-UP

We will use the GMIB roll-up value to compute the GMIB protected value of the Guaranteed Minimum Income Benefit. The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual interest rate starting on the date each invested purchase payment is made, subject to a cap, and reduced proportionally by withdrawals.

INCOME APPRECIATOR BENEFIT (IAB)


An optional feature that may be available for an additional charge that provides a supplemental living benefit based on earnings under the contract.


IAB AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

A series of payments consisting of a portion of your contract value and Income Appreciator Benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

IAB CREDIT

An amount we add to your contract value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period during which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.


LIFETIME FIVE INCOME BENEFIT



An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


market performance on your contract value, subject to our rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value.


MARKET VALUE ADJUSTMENT

An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

MARKET VALUE ADJUSTMENT OPTION

Under the Contract Without Credit, this investment option may offer various guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of its guarantee period.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.


PROPORTIONAL WITHDRAWALS



A method that involves calculating the percentage of your contract value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the applicable benefit value by reducing such value in the same proportion as the contract value was reduced by the withdrawal as of the date the withdrawal occurred.



PROTECTED WITHDRAWAL VALUE



Under the Lifetime Five Income Benefit, we guarantee an amount that you can withdraw each year until those annual withdrawals, when added together, reach an aggregate limit. We call that aggregate limit the Protected Withdrawal Value. Purchase payments and withdrawals you make will result in an adjustment to the Protected Withdrawal Value. In addition, you may elect to step-up your Protected Withdrawal Value under certain circumstances.


PRUDENTIAL ANNUITY SERVICE CENTER


For general correspondence: P.O. Box 7960, Philadelphia, PA 19176. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is
(888) PRU-2888. Prudential's Web site is www.prudential.com.


PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life of New Jersey.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Plus 3 variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL


This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See
Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract?"


VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


SUMMARY FOR SECTIONS 1-11

--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS PLUS 3 VARIABLE ANNUITY?

The Strategic Partners Plus 3 variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us). The contract allows you to invest on a tax-deferred basis in variable investment options, fixed interest rate options, and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Plus 3 variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide lower interest rates for fixed interest rate options than the Contract Without Credit, and

-  does not offer the market value adjustment option.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

- may provide higher interest rates for fixed interest rate options than the Contract With Credit, and

-  offers the market value adjustment option.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value, including an investment in the Prudential Money Market Portfolio variable investment option.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   You may make up to 12 free transfers each contract year among the investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of income and death benefit options, which may also be available to you.

   We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.


   If you change your mind about owning Strategic Partners Plus 3, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). This time period is referred to as the "Free Look" period.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?


You can invest your money in several variable investment options. The variable investment options are classified according to their investment style, and a brief description of each portfolio's investment objective and key policies is set forth in Section 2, to assist you in determining which portfolios may be of interest to you.


   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Past performance is not a guarantee of future results.

   You may also invest your money in fixed interest rate options or in a market value adjustment option.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.


   For an additional fee, you may also choose, if it is available under your contract, the Guaranteed Minimum Income Benefit (GMIB). The Guaranteed Minimum Income Benefit provides that once the income period begins, your income payments will be no less than a value that is based on a certain "GMIB protected value " applied to the GMIB guaranteed annuity purchase rates. See Section 3, "What Kind Of Payments Will I Receive During The Income Phase?"



   The Lifetime Five Income Benefit (discussed in Section 5) and the Income Appreciator Benefit (discussed in Section 6) each may provide an additional amount upon which your annuity payments are based.


SECTION 4
WHAT IS THE DEATH BENEFIT?

In general, if the sole owner or first to die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger Guaranteed Minimum Death Benefit (GMDB).


   The base death benefit equals the total invested purchase payments reduced proportionally by withdrawals. The Guaranteed Minimum Death Benefit is equal to the "GMDB protected value" of the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value".



   On the date we receive proof of death in good order, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if the conditions that we describe, in Section 4, are met.



SECTION 5
WHAT IS THE LIFETIME FIVE(SM) INCOME BENEFIT?



The Lifetime Five Income Benefit is an optional feature that guarantees your ability to withdraw an amount equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amounts of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit"), and the other is designed to provide a greater annual withdrawal amount (than the first option), as long as there is Protected Withdrawal Value (adjusted, as described in Section 5) (the "Withdrawal Benefit"). The annuitant must be at least 45 years old when the Lifetime Five Income Benefit is elected.



   The charge for the Lifetime Five Income Benefit is a daily fee equal on an annual basis to 0.60% of the contract value allocated to the variable investment options. This charge is in addition to the charge for the applicable death benefit.



SECTION 6
WHAT IS THE INCOME APPRECIATOR BENEFIT?



The Income Appreciator Benefit is an optional benefit, available for an additional charge, that provides an

SUMMARY FOR SECTIONS 1-11 CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. You can activate this benefit in one of three ways, as described in Section 6. Note, however, that the annuitization options within this benefit are limited.



SECTION 7
HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS 3 CONTRACT?



You can purchase this contract under most circumstances with a minimum initial purchase payment of $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. Generally, you can make additional purchase payments of $500 ($100 if made through electronic funds transfer) or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.


   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. In addition, certain age limits apply to certain features and benefits described herein.


SECTION 8
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS 3 CONTRACT?


The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge if your contract value is less than $75,000. This charge is currently equal to the lesser of $30 or 2% of your contract value. We do not impose the contract maintenance charge if your contract value is $75,000 or more.


- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit (or other) option that you choose. The daily cost is equivalent to an annual charge as follows:



   --  1.40% if you choose the base death benefit,



   -- 1.65% if you choose the step-up Guaranteed Minimum Death Benefit option (i.e., 0.25% in addition to the base death benefit charge), or



   -- 0.60% if you choose the Lifetime Five Income Benefit. This charge is in addition to the charge for the applicable death benefit.



- We impose an additional insurance and administrative charge of 0.10% annually for the Contract With Credit.


- We will deduct an additional charge if you choose the Guaranteed Minimum Income Benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts), of the average GMIB protected value.

- We will deduct an additional charge if you choose the Income Appreciator Benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your contract value.


- There are also expenses associated with the mutual funds. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 1.79% of fund assets, which were reduced by expense reimbursements or waivers to 0.38% to 1.30%. These reimbursements or waivers may be terminated at any time.


- If you withdraw money less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit.


   For more information, including details about other possible charges under the contract, see "Summary Of Contract Expenses" and Section 8, "What Are The

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


Expenses Associated With The Strategic Partners Plus 3 Contract?"



SECTION 9
HOW CAN I ACCESS MY MONEY?


You may withdraw money at any time during the accumulation phase. You may, however, be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1-7%. For the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%.

   Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.


   We offer an optional benefit, called the Lifetime Five Income Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your contract value. You need not participate in this benefit in order to withdraw some or all of your money. You also may access your Income Appreciator Benefit through withdrawals.



SECTION 10
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS 3 CONTRACT?


Your earnings are generally not taxed until withdrawn. If you withdraw money during the accumulation phase, the tax laws treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age
59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a partial return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth
IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age
59 1/2.


SECTION 11
OTHER INFORMATION


This contract is issued by Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey), an indirect subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

RISK FACTORS

There are various risks associated with an investment in the market value adjustment option that we summarize below.

   Issuer Risk. The market value adjustment option, fixed interest rate options, and the contract's other insurance features are available under a contract issued by Pruco Life of New Jersey, and thus backed by the financial strength of that company. If Pruco Life of New Jersey were to experience significant financial adversity, it is possible that Pruco Life of New Jersey's ability to pay interest and principal under the market value adjustment option and fixed interest rate options and to fulfill its insurance guarantees could be impaired.


   Risks Related to Changing Interest Rates. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life of New Jersey holds to support the market value adjustment option. Nonetheless, the market value adjustment formula reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money prior to the end of a guarantee period and during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.

SUMMARY FOR SECTIONS 1-11 CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

   Risks Related to the Withdrawal Charge. We may impose withdrawal charges on amounts withdrawn from the market value adjustment option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR STRATEGIC PARTNERS PLUS 3. THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.


For more detailed information, including additional information about current and maximum charges, see Section 8, "What Are The Expenses Associated With The Strategic Partners Plus 3 Contract?" The individual fund prospectuses contain detailed expense information about the underlying mutual funds.


                      CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)
----------------------------------------------------------
       NUMBER OF CONTRACT         CONTRACT     CONTRACT
      ANNIVERSARIES SINCE           WITH        WITHOUT
        PURCHASE PAYMENT           CREDIT       CREDIT
      -------------------         --------     --------
               0                     8%         7%
               1                     8%         6%
               2                     8%         5%
               3                     8%         4%
               4                     7%         3%
               5                     6%         2%
               6                     5%         1%
               7                     0%         0%

MAXIMUM TRANSFER FEE
----------------------------------------------------------
        EACH TRANSFER AFTER 12(2)               $30.00





1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal charge if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" in Section 8.


2: Currently, we charge $25 for each transfer after the twelfth in a contract year. As shown in the table, we can increase that charge up to a maximum of $30, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing or transfers from the market value adjustment option at the end of a guarantee period, and do not count them toward the limit of 12 free transfers per year.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.


                           PERIODIC ACCOUNT EXPENSES



MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE
  UPON FULL WITHDRAWAL(3)
------------------------------------------------------------------------------------
                                                               $30.00



INSURANCE AND ADMINISTRATIVE EXPENSES WITH THE INDICATED BENEFITS
------------------------------------------------------------------------------------
AS A PERCENTAGE OF ACCOUNT VALUE IN VARIABLE INVESTMENT OPTIONS:
                                                              CONTRACT      CONTRACT
                                                                WITH        WITHOUT
                                                               CREDIT        CREDIT
                                                              -------       -------
         Base Death Benefit                                    1.50%          1.40%
         Base Death Benefit with Lifetime Five Income
         Benefit                                               2.10%          2.00%
         Guaranteed Minimum Death Benefit Option--Step-Up      1.75%          1.65%
         Guaranteed Minimum Death Benefit Option--Step-Up
         with Lifetime Five Income Benefit                     2.35%          2.25%
ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(4) (for contracts sold on or after May 1,
  2004)
------------------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE GMIB PROTECTED VALUE       0.50%
ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(5)
------------------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                     0.25%


3: Currently, we waive this fee if your contract value is greater than or equal to $75,000. If your contract value is less than $75,000, we currently charge the lesser of $30 or 2% of your contract value. This is a single fee that we assess
(a) annually or (b) upon full withdrawal made on a date other than a contract anniversary.


4: We impose this charge only if you choose the Guaranteed Minimum Income Benefit. This charge is equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts), of the average GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. The fee is withdrawn from each variable investment option in the same proportion as the contract value allocated to that variable investment option represents to the total contract value in all variable investment options. Subject to certain age or duration restrictions, the roll-up value is the total of all invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual rate of 5%, subject to a cap of 200% of all invested purchase payments. Withdrawals reduce both the roll-up value and the 200% cap. When the GMIB roll-up is increasing at an effective annual interest rate of 5%, the reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and 200% cap proportionally to the additional reduction in contract value after the first 5% withdrawal occurs. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.



5: We impose this charge only if you choose the Income Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The Income Appreciator Benefit charge is calculated: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last deducted. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. With respect to full and partial withdrawals, we prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

                  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES


The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained below and in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2004. Fund expenses are not fixed or guaranteed by the Strategic Partners Plus 3 contract, and may vary from year to year.



                                                              Minimum   Maximum
                                                              -------   -------
Total Annual Underlying Mutual Fund Operating Expenses          0.38%     1.79%



* Actual expenses for the mutual funds were lower due to certain expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements were 0.38% and 1.30%, respectively.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
THE PRUDENTIAL SERIES FUND, INC.
-------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                     0.60%            0.04%            None             0.64%
         Prudential Equity Portfolio                            0.45%            0.03%            None             0.48%
         Prudential Global Portfolio                            0.75%            0.09%            None             0.84%
         Prudential Money Market Portfolio                      0.40%            0.05%            None             0.45%
         Prudential Stock Index Portfolio(2)                    0.35%            0.03%            None             0.38%
         Prudential Value Portfolio                             0.40%            0.04%            None             0.44%
         SP Aggressive Growth Asset Allocation
           Portfolio(3,4)                                       0.84%            0.11%            None             0.95%
         SP AIM Aggressive Growth Portfolio(3,5)                0.95%            0.57%            None             1.52%
         SP AIM Core Equity Portfolio(3)                        0.85%            0.63%            None             1.48%
         SP AllianceBernstein Large-Cap Growth Portfolio        0.90%            0.17%            None             1.07%
         SP Balanced Asset Allocation Portfolio(3,4)            0.76%            0.09%            None             0.85%
         SP Conservative Asset Allocation Portfolio(3,4)        0.72%            0.08%            None             0.80%
         SP Davis Value Portfolio                               0.75%            0.07%            None             0.82%
         SP Goldman Sachs Small Cap Value Portfolio             0.90%            0.06%            None             0.96%
         SP Growth Asset Allocation Portfolio(3,4)              0.81%            0.10%            None             0.91%
         SP Large Cap Value Portfolio                           0.80%            0.06%            None             0.86%
         SP LSV International Value Portfolio (formerly SP
           Deutsche International Equity Portfolio)(3,6)        0.90%            0.33%            None             1.23%
         SP MFS Capital Opportunities Portfolio(3,7)            0.75%            0.70%            None             1.45%
         SP Mid Cap Growth Portfolio(3)                         0.80%            0.26%            None             1.06%
         SP PIMCO High Yield Portfolio                          0.60%            0.08%            None             0.68%
         SP PIMCO Total Return Portfolio                        0.60%            0.05%            None             0.65%
         SP Prudential U.S. Emerging Growth Portfolio           0.60%            0.18%            None             0.78%
         SP Small-Cap Growth Portfolio (formerly SP State
           Street Research Small Company Growth
           Portfolio)(8)                                        0.95%            0.14%            None             1.09%
         SP Strategic Partners Focused Growth Portfolio(3)      0.90%            0.38%            None             1.28%
         SP Technology Portfolio(3,9)                           1.15%            0.64%            None             1.79%
         SP William Blair International Growth Portfolio        0.85%            0.17%            None             1.02%
AMERICAN SKANDIA TRUST(10)
-------------------------------------------------------------------------------------------------------------------------------
         AST JPMorgan International Equity Portfolio            1.00%            0.13%            None             1.13%
         AST MFS Global Equity Portfolio                        1.00%            0.35%            None             1.35%
         AST DeAm Small-Cap Growth Portfolio(11)                0.95%            0.22%            None             1.17%
         AST Federated Aggressive Growth Portfolio              0.95%            0.24%            None             1.19%
         AST Small-Cap Value Portfolio (formerly AST Gabelli
           Small-Cap Value Portfolio)(12)                       0.90%            0.18%            None             1.08%
         AST DeAm Small-Cap Value Portfolio(11)                 0.95%            0.33%            None             1.28%
         AST Goldman Sachs Mid-Cap Growth Portfolio(11)         1.00%            0.25%            None             1.25%
         AST Neuberger Berman Mid-Cap Growth Portfolio(11)      0.90%            0.22%            None             1.12%
         AST Neuberger Berman Mid-Cap Value Portfolio(11)       0.90%            0.15%            None             1.05%
         AST Alger All-Cap Growth Portfolio                     0.95%            0.22%            None             1.17%
         AST Gabelli All-Cap Value Portfolio                    0.95%            0.26%            None             1.21%
         AST T. Rowe Price Natural Resources Portfolio          0.90%            0.26%            None             1.16%
         AST MFS Growth Portfolio(11)                           0.90%            0.20%            None             1.10%
         AST Marsico Capital Growth Portfolio(11)               0.90%            0.14%            None             1.04%
         AST Goldman Sachs Concentrated Growth Portfolio(11)    0.90%            0.17%            None             1.07%
         AST DeAm Large-Cap Value Portfolio(11)                 0.85%            0.26%            None             1.11%
         AST AllianceBernstein Growth + Value Portfolio         0.90%            0.32%            None             1.22%
         AST AllianceBernstein Core Value Portfolio
           (formerly AST Sanford Bernstein Core Value
           Portfolio)(13)                                       0.75%            0.24%            None             0.99%
         AST Cohen & Steers Realty Portfolio(11)                1.00%            0.22%            None             1.22%
         AST AllianceBernstein Managed Index 500 Portfolio
           (formerly AST Sanford Bernstein Managed Index 500
           Portfolio)(14)                                       0.60%            0.17%            None             0.77%
         AST American Century Income & Growth Portfolio         0.75%            0.24%            None             0.99%

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
         AST AllianceBernstein Growth & Income Portfolio(11)    0.75%            0.15%            None             0.90%
         AST Hotchkis & Wiley Large-Cap Value Portfolio(11)     0.75%            0.19%            None             0.94%
         AST Global Allocation Portfolio (formerly AST DeAM
           Global Allocation Portfolio)(15)                     0.89%            0.26%            None             1.15%
         AST American Century Strategic Balanced
           Portfolio(11)                                        0.85%            0.27%            None             1.12%
         AST T. Rowe Price Asset Allocation Portfolio(11)       0.85%            0.27%            None             1.12%
         AST T. Rowe Price Global Bond Portfolio                0.80%            0.27%            None             1.07%
         AST Goldman Sachs High Yield Portfolio                 0.75%            0.18%            None             0.93%
         AST Lord Abbett Bond-Debenture Portfolio(11)           0.80%            0.22%            None             1.02%
         AST PIMCO Limited Maturity Bond Portfolio(11)          0.65%            0.17%            None             0.82%
EVERGREEN VARIABLE ANNUITY TRUST:
-------------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Balanced Fund (formerly Evergreen VA
           Foundation Fund)(16)                                 0.33%            0.17%            None             0.50%
         Evergreen VA Fund(17)                                  0.61%            0.16%            None             0.77%
         Evergreen Fundamental Large Cap Fund (formerly
           Evergreen VA Growth and Income Fund)(18)             0.56%            0.16%            None             0.72%
         Evergreen VA Growth Fund                               0.70%            0.26%            None             0.96%
         Evergreen VA International Equity Fund                 0.42%            0.30%            None             0.72%
         Evergreen VA Omega Fund                                0.52%            0.16%            None             0.68%
         Evergreen VA Special Values Fund                       0.79%            0.18%            None             0.97%
GARTMORE VARIABLE INVESTMENT TRUST
-------------------------------------------------------------------------------------------------------------------------------
         GVIT Developing Markets Fund(19)                       1.15%            0.38%           0.25%             1.78%
JANUS ASPEN SERIES
-------------------------------------------------------------------------------------------------------------------------------
         Large Cap Growth Portfolio -- Service Shares
           (formerly Growth Portfolio -- Service
           Shares)(19,20)                                       0.64%            0.02%           0.25%             0.91%



1. As noted above, shares of the Portfolios generally are purchased through variable insurance products. Some of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of the contract under which they compensate us for providing ongoing services in lieu of the Series and/or Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses."



2. Effective July 1, 2004, Quantitative Management Associates LLC became the Sub-adviser of the Portfolio. Prior to July 1, 2004, Prudential Investments LLC served as Sub-adviser of the Portfolio.



3. The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses, and expense offset arrangements. These expense reimbursements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the expense reimbursements, the Portfolios' actual annual operating expenses were:



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP Aggressive Growth Asset
      Allocation Portfolio                          0.94%
    SP AIM Aggressive Growth Portfolio              1.07%
    SP AIM Core Equity Portfolio                    1.00%
    SP Balanced Asset Allocation
      Portfolio                                     0.84%
    SP Conservative Asset Allocation
      Portfolio                                     0.79%
    SP Growth Asset Allocation
      Portfolio                                     0.90%



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP LSV International Value
      Portfolio                                     1.10%
    SP MFS Capital Opportunities
      Portfolio                                     1.00%
    SP Mid Cap Growth Portfolio                     1.00%
    SP Strategic Partners Focused
      Growth Portfolio                              1.01%
    SP Technology Portfolio                         1.30%



4. Each asset allocation portfolio invests in a combination of underlying portfolios of The Prudential Series Fund, Inc. The total expenses for each asset allocation portfolio are calculated as a blend of the fees of the underlying portfolios, plus a 0.05% advisory fee payable to the investment adviser, Prudential Investments LLC. The 0.05% advisory fee is included in the amount of each investment advisory fee set forth in the table above.



5. The Portfolio was merged into the SP Mid Cap Growth Portfolio on April 29, 2005.



6. Effective November 19, 2004, LSV Asset Management became Sub-adviser of the Portfolio. Prior to November 19, 2004, Deutsche Asset Management, Inc. served as Sub-adviser of the Portfolio, then named "SP Deutsche International Equity Portfolio."



7. The Portfolio was merged into the Prudential Equity Portfolio on April 29, 2005.



8. Effective May 1, 2005, Neuberger Berman Asset Management Inc. and Eagle Asset Management became Sub-advisers of the Portfolio. Previously, State Street Research and Management Company served as Sub-adviser of the Portfolio, then named "SP State Street Research Small Cap Growth Portfolio."



9. The Portfolio was merged into the SP Prudential U.S. Emerging Growth Portfolio on April 29, 2005.



10. Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's investment managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. The Total Annual Portfolio Operating Expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan's termination.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


11. The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolios' actual annual operating expenses were:



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    AST DeAm Small-Cap Growth Portfolio             1.02%
    AST DeAm Small-Cap Value Portfolio              1.13%
    AST Goldman Sachs Mid-Cap Growth
      Portfolio                                     1.13%
    AST Neuberger Berman Mid-Cap Growth
      Portfolio                                     1.11%
    AST Neuberger Berman Mid-Cap Value
      Portfolio                                     1.04%
    AST MFS Growth Portfolio                        1.07%
    AST Marsico Capital Growth
      Portfolio                                     1.02%
    AST Goldman Sachs Concentrated
      Growth Portfolio                              1.00%



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    AST DeAm Large-Cap Value Portfolio              0.99%
    AST Cohen & Steers Realty Portfolio             1.11%
    AST AllianceBernstein Growth &
      Income Portfolio                              0.87%
    AST Hotchkis & Wiley Large-Cap
      Value Portfolio                               0.90%
    AST American Century Strategic
      Balanced Portfolio                            1.09%
    AST T. Rowe Price Asset Allocation
      Portfolio                                     1.07%
    AST Lord Abbett Bond-Debenture
      Portfolio                                     0.97%
    AST PIMCO Limited Maturity Bond
      Portfolio                                     0.79%



12. Effective November 18, 2004, Integrity Asset Management, Lee Munder Capital Group, and J.P. Morgan Fleming Asset Management became Sub-advisers of the
Portfolio. Prior to November 18, 2004, GAMCO Investors, Inc. served as Sub-adviser of the Portfolio, then named "AST Gabelli Small-Cap Value Portfolio."



13. Effective May 1, 2005, Alliance Capital Management, L.P. became Sub-adviser of the Portfolio. Prior to May 1, 2005, Sanford C. Bernstein & Co., LLC served as Sub-adviser of the Portfolio, then named "AST Sanford Bernstein Core Value Portfolio."



14. Effective May 1, 2005, Alliance Capital Management, L.P. became Sub-adviser of the Portfolio. Prior to May 1, 2005, Sanford C. Bernstein & Co., LLC served as Sub-adviser of the Portfolio, then named "AST Sanford Bernstein Managed Index 500 Portfolio."



15. (a) The AST Global Allocation Portfolio invests primarily in shares of other AST Portfolios (the "Underlying Portfolios"). The only management fee directly paid by the Portfolio is a 0.10% fee paid to Prudential Investments LLC and American Skandia Investment Services, Inc. The management fee shown in the chart for the Portfolio is (i) that 0.10% management fee paid by the Portfolio plus
(ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the management fee rates shown in the chart above.


   (b) The expense information shown in the chart for the Portfolio reflects (i) the expenses of the Portfolio itself plus (ii) an estimate of the expenses paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the expense rates for the Underlying Portfolios shown in the above chart.


   (c) Effective May 1, 2005, Prudential Investments, LLC became Sub-adviser of the Portfolio. Prior to May 1, 2005, Deutsche Asset Management, Inc. served as Sub-adviser of the Portfolio, then named "AST DeAM Global Allocation Portfolio."



16. Effective April 18, 2005, the name of the Fund was changed from "Evergreen VA Foundation Fund" to "Evergreen VA Balanced Fund."



17. The Fund was merged into the Evergreen VA Growth and Income Fund on April 15, 2005.



18. Effective April 18, 2005, the name of the Fund was changed from "Evergreen VA Growth and Income Fund" to "Evergreen VA Fundamental Large Cap Fund."



19. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.



20. Effective May 1, 2005, the name of the Portfolio was changed from "Growth Portfolio -- Service Shares" to "Large Cap Growth Portfolio -- Service Shares."

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1a: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit,

-  You choose the Step-Up Guaranteed Minimum Death Benefit,

- You choose the Guaranteed Minimum Income Benefit (for contracts sold on or after May 1, 2004),

-  You choose the Income Appreciator Benefit,

- You allocate all of your assets to the variable investment option having the maximum total operating expenses,

-  The investment has a 5% return each year,

-  The mutual fund's total operating expenses remain the same each year, and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 1b: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

EXAMPLE 2a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit,


-  You do not choose any optional insurance benefit,


- You allocate all of your assets to the variable investment option having the maximum total operating expenses,

-  The investment has a 5% return each year,

-  The mutual fund's total operating expenses remain the same each year, and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 2b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3a: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 3b: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 4a: Contract Without Credit: Base Death Benefit; and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 4b: Contract Without Credit: Base Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the Contract Without Credit.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Note that withdrawal charges (which are reflected in Examples 1a, 2a, 3a and 4a) are assessed in connection with some annuity options, but not others.

The values shown in the 10 year column are the same for Example 1a and 1b, 2a and 2b, 3a and 3b, and 4a and 4b. This is because if 10 years have elapsed since your last purchase payment, we would no longer deduct withdrawal charges when you make a withdrawal.


The examples use an average contract maintenance charge, which we calculated based on our estimate of the total contract fees we expect to collect in 2005. Based on these estimates, the contract maintenance charge is included as an annual charge of 0.024% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.


A table of accumulation unit values appears in Appendix A to this prospectus.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


CONTRACT WITH CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION,
GUARANTEED MINIMUM INCOME BENEFIT, INCOME APPRECIATOR BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 1a:                         EXAMPLE 1b:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
    -----------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
    $1,202   $2,112   $2,940   $4,643   $450    $1,360    $2,282    $4,643



CONTRACT WITH CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 2a:                         EXAMPLE 2b:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
    -----------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
    $1,100   $1,812   $2,455   $3,751   $348    $1,060    $1,797    $3,751



CONTRACT WITHOUT CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION,
GUARANTEED MINIMUM INCOME BENEFIT, INCOME APPRECIATOR BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 3a:                             EXAMPLE 3b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,053    $1,729    $2,419    $4,383    $423    $1,279    $2,149    $4,383



CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 4a:                         EXAMPLE 4b:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
    -----------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
    $  954   $1,440   $1,950   $3,516   $324    $  990    $1,680    $3,516

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 24

PART II SECTIONS 1-11

--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS 3 PROSPECTUS

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

        1:
WHAT IS THE STRATEGIC PARTNERS PLUS 3

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS PLUS 3 VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement.)

   There are two basic versions of Strategic Partners Plus 3 variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide a lower interest rate for the fixed interest rate options than the Contract Without Credit, and

-  does not offer the market value adjustment option.

   Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,

- may provide a higher interest rate for the fixed interest rate options than the Contract With Credit, and

-  offers the market value adjustment option.

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Plus 3 if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Plus 3 is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options, guaranteed fixed interest rate options and a market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund(s) associated with that variable investment option.

   Because the underlying mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Plus 3, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive a refund equal to your contract value (plus the amount of any fees or other charges) as of the date you surrendered your contract.

   If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value.

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY OF THE VARIABLE INVESTMENT OPTIONS, FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.

The variable investment options invest in underlying mutual funds managed by leading investment advisers. These underlying mutual funds may sell their shares to both variable annuity and variable life separate accounts of different insurance companies, which could create the kinds of risk that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the underlying mutual funds also contain other important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference.

VARIABLE INVESTMENT OPTIONS


The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also provides a description of each portfolio's investment objective and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. There is no guarantee that any portfolio will meet its investment objective. The name of the adviser/subadviser for each portfolio appears next to the description.



   The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI) under a "manager-of-managers" approach. The SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio invest in other Prudential Series Fund Portfolios, and are managed by PI.


   Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that manage some or all of a Prudential Series Fund portfolio are listed on the following chart.


   The portfolios of the American Skandia Trust are co-managed by PI and American Skandia Investment Services, Incorporated, also under a manager-of-managers approach. American Skandia Investment Services, Incorporated is an indirect, wholly-owned subsidiary of Prudential Financial, Inc.



   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.



   Pruco Life of New Jersey has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. Pruco Life of New Jersey may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it receives a fee of up to 0.55% annually (as of May 2, 2005) of the average assets allocated to the portfolio under the contract. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as sub-accounts.


   As detailed in the Prudential Series Fund prospectus, although the Prudential Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Prudential Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JENNISON PORTFOLIO: seeks long-term growth of capital. The     Jennison Associates
                                   Portfolio invests primarily in equity securities of major,     LLC
                                   established corporations that the Sub-adviser believes offer above-average growth prospects.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   PRUDENTIAL EQUITY PORTFOLIO (SP MFS CAPITAL OPPORTUNITIES      GE Asset Management,
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term         Incorporated;
                                   growth of capital. The Portfolio invests at least 80% of its   Jennison Associates
                                   investable assets in common stocks of major established        LLC; Salomon Brothers
                                   corporations as well as smaller companies that the             Asset Management Inc.
                                   Sub-advisers believe offer attractive prospects of
                                   appreciation.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              PRUDENTIAL GLOBAL PORTFOLIO: seeks long-term growth of         Jennison Associates
                                   capital. The Portfolio invests primarily in common stocks      LLC
                                   (and their equivalents) of foreign and U.S. companies.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      PRUDENTIAL MONEY MARKET PORTFOLIO: seeks maximum current       Prudential Investment
                                   income consistent with the stability of capital and the        Management, Inc.
                                   maintenance of liquidity.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   PRUDENTIAL STOCK INDEX PORTFOLIO: seeks investment results     Quantitative
                                   that generally correspond to the performance of                Management Associates
                                   publicly-traded common stocks. With the price and yield        LLC
                                   performance of the Standard & Poor's 500 Composite Stock
                                   Price Index (S&P(R) 500) as the benchmark, the Portfolio
                                   normally invests at least 80% of investable assets in S&P
                                   500 stocks.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   PRUDENTIAL VALUE PORTFOLIO: seeks capital appreciation. The    Jennison Associates
                                   Portfolio invests primarily in common stocks that the          LLC
                                   Sub-adviser believes are undervalued -- those stocks that
                                   are trading below their underlying asset value, cash
                                   generating ability and overall earnings and earnings growth.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO: seeks         Prudential
                                   capital appreciation. The Portfolio seeks to achieve this      Investments LLC
                                   investment objective by investing in several other
                                   Prudential Series Fund Portfolios, which currently consist of domestic equity Portfolios and international equity
                                   Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   SP AIM CORE EQUITY PORTFOLIO: seeks long-term growth of        A I M Capital
                                   capital. The Portfolio normally invests at least 80% of        Management, Inc.
                                   investable assets in equity securities, including
                                   convertible securities of established companies that have
                                   long-term above-average growth in earnings and growth
                                   companies that the Sub-adviser believes have the potential for above-average growth in earnings.
-----------------------------------------------------------------------------------------------------------------------


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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP ALLIANCEBERNSTEIN LARGE-CAP GROWTH PORTFOLIO: seeks         Alliance Capital
                                   long-term capital growth. The Portfolio invests at least 80%   Management, L.P.
                                   of its total assets in the equity securities of a limited
                                   number of large, carefully selected, high-quality U.S.
                                   companies that are judged likely to achieve superior
                                   earnings growth. Normally, about 40-60 companies will be
                                   represented in the Portfolio, with the 25 companies most
                                   highly regarded by the Sub-adviser usually constituting
                                   approximately 70% of the Portfolio's net assets.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP BALANCED ASSET ALLOCATION PORTFOLIO: seeks to obtain the    Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide a
                                   balance between current income and growth of capital by
                                   investing in several other Prudential Series Fund
                                   Portfolios, which currently consist of fixed income
                                   Portfolios, domestic equity Portfolios, and international
                                   equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO: seeks to obtain    Prudential
                                   the highest potential total return consistent with the         Investments LLC
                                   specified level of risk tolerance. The Portfolio seeks to
                                   provide current income with low to moderate capital
                                   appreciation by investing in several other Prudential Series
                                   Fund Portfolios, which currently consist of fixed income
                                   Portfolios, domestic equity Portfolios, and international
                                   equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP DAVIS VALUE PORTFOLIO: seeks growth of capital. The         Davis Advisors
                                   Portfolio invests primarily in common stocks of U.S.
                                   companies with market capitalizations of at least $5
                                   billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO: seeks long-term    Goldman Sachs Asset
                                   capital appreciation. The Portfolio will seek its objective    Management, L.P.
                                   through investments primarily in equity securities that are believed to be undervalued in the marketplace. The Portfolio primarily seeks companies that are small-sized, based on the value of their outstanding stock.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP GROWTH ASSET ALLOCATION PORTFOLIO: seeks to obtain the      Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide
                                   long-term growth of capital with consideration also given to current income by investing in several other Prudential
                                   Series Fund Portfolios, which currently consist of domestic equity Portfolios, fixed income Portfolios, and
                                   international equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP LARGE CAP VALUE PORTFOLIO: seeks long-term growth of        Hotchkis and Wiley
                                   capital. The Portfolio normally invests at least 80% of        Capital Management
                                   investable assets in common stocks and securities              LLC; J.P. Morgan
                                   convertible into common stock of companies that are believed   Investment Management
                                   to be undervalued and have an above-average potential to       Inc.
                                   increase in price, given the company's sales, earnings, book value, cash flow and recent performance. The Portfolio seeks to achieve its objective through investments primarily in
                                   equity securities of large capitalization companies.
-----------------------------------------------------------------------------------------------------------------------


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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP LSV INTERNATIONAL VALUE PORTFOLIO (FORMERLY SP DEUTSCHE     LSV Asset Management
                                   INTERNATIONAL EQUITY PORTFOLIO): seeks capital growth. The
                                   Portfolio pursues its objective by primarily investing at
                                   least 80% of the value of its assets in the equity
                                   securities of companies in developed non-U.S. countries that are represented in the MSCI EAFE Index.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP MID CAP GROWTH PORTFOLIO (SP AIM AGGRESSIVE GROWTH          Calamos Advisors LLC
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term
                                   growth of capital. The Portfolio normally invests at least
                                   80% of investable assets in common stocks and related
                                   securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These
                                   securities typically are of medium market capitalizations, which the subadviser believes have above-average growth
                                   potential.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO HIGH YIELD PORTFOLIO: seeks to maximize total         Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three-to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO TOTAL RETURN PORTFOLIO: seeks to maximize total       Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three-to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (SP TECHNOLOGY    Jennison Associates
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term         LLC
                                   capital appreciation. The Portfolio normally invests at
                                   least 80% of investable assets in equity securities of small and medium sized U.S. companies that the Sub-adviser
                                   believes have the potential for above-average earnings
                                   growth.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  SP SMALL-CAP GROWTH PORTFOLIO (FORMERLY SP STATE STREET        Neuberger Berman
                                   RESEARCH SMALL COMPANY GROWTH PORTFOLIO): seeks long-term      Asset Management
                                   capital growth. The Portfolio pursues its objective by         Inc.; Eagle Asset
                                   primarily investing in the common stocks of                    Management
                                   small-capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO: seeks          Alliance Capital
                                   long-term growth of capital. The Portfolio normally invests    Management, L.P.;
                                   at least 65% of total assets in equity-related securities of   Jennison Associates
                                   U.S. companies that the Sub-advisers believe to have strong    LLC
                                   capital appreciation potential. The Portfolio's strategy is to combine the efforts of two subadvisers and to invest in the favorite stock selection ideas of three portfolio
                                   managers (two of whom invest as a team).
-----------------------------------------------------------------------------------------------------------------------


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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO: seeks         William Blair &
                                   long-term growth of capital. The Portfolio invests primarily   Company, LLC
                                   in equity-related securities of foreign issuers that the
                                   Sub-adviser thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal
                                   circumstances, the Portfolio invests at least 65% of its
                                   total assets in common stock of foreign companies operating or based in at least five different countries.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO: seeks long-term   J.P. Morgan Fleming
                                   capital growth by investing in a diversified portfolio of      Asset Management
                                   international equity securities. The Portfolio seeks to meet its objective by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of
                                   equity securities of companies located or operating in
                                   developed non-U.S. countries and emerging markets of the
                                   world.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST MFS GLOBAL EQUITY PORTFOLIO: seeks capital growth. Under   Massachusetts
                                   normal circumstances the Portfolio invests at least 80% of     Financial Services
                                   its assets in equity securities of U.S. and foreign issuers    Company
                                   (including issuers in developing countries). The Portfolio generally seeks to purchase securities of companies with
                                   relatively large market capitalizations relative to the
                                   market in which they are traded.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST DEAM SMALL-CAP GROWTH PORTFOLIO: seeks maximum growth of   Deutsche Asset
                                   investors' capital from a portfolio of growth stocks of        Management, Inc.
                                   smaller companies. The Portfolio pursues its objective,
                                   under normal circumstances, by primarily investing at least
                                   80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000 Growth(R)
                                   Index.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO: seeks capital       Federated Equity
                                   growth. The Portfolio pursues its investment objective by      Management Company of
                                   investing primarily in the stocks of small companies that      Pennsylvania/
                                   are traded on national security exchanges, the NASDAQ stock    Federated Global
                                   exchange and the over-the-counter-market.                      Investment Management
                                                                                                  Corp.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST SMALL-CAP VALUE PORTFOLIO (FORMERLY AST GABELLI            Integrity Asset
                                   SMALL-CAP VALUE PORTFOLIO): seeks to provide long-term         Management; Lee
                                   capital growth by investing primarily in small-                Munder Capital Group;
                                   capitalization stocks that appear to be undervalued. The       J.P. Morgan Fleming
                                   Portfolio will have a non-fundamental policy to invest,        Asset Management
                                   under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST DEAM SMALL-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   investors' capital. The Portfolio pursues its objective,       Management, Inc.
                                   under normal market conditions, by primarily investing at
                                   least 80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000(R) Value
                                   Index.
-----------------------------------------------------------------------------------------------------------------------


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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                    AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO: seeks long-term    Goldman Sachs Asset
                                   capital growth. The Portfolio pursues its investment           Management, L.P.
                                   objective by investing primarily in equity securities
                                   selected for their growth potential, and normally invests at least 80% of the value of its assets in medium
                                   capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                    AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO: seeks capital   Neuberger Berman
                                   growth. Under normal market conditions, the Portfolio          Management Inc.
                                   primarily invests at least 80% of its net assets in the
                                   common stocks of mid-cap companies. The Sub-adviser looks
                                   for fast-growing companies that are in new or rapidly
                                   evolving industries.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP VALUE                     AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO: seeks capital    Neuberger Berman
                                   growth. Under normal market conditions, the Portfolio          Management Inc.
                                   primarily invests at least 80% of its net assets in the
                                   common stocks of mid-cap companies. Under the Portfolio's
                                   value-oriented investment approach, the Sub-adviser looks
                                   for well-managed companies whose stock prices are
                                   undervalued and that may rise in price before other
                                   investors realize their worth.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST ALGER ALL-CAP GROWTH PORTFOLIO: seeks long-term capital    Fred Alger
                                   growth. The Portfolio invests primarily in equity              Management, Inc.
                                   securities, such as common or preferred stocks, that are
                                   listed on U.S. exchanges or in the over-the-counter market.
                                   The Portfolio may invest in the equity securities of
                                   companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-adviser's assessment of particular companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST GABELLI ALL-CAP VALUE PORTFOLIO: seeks capital growth.     GAMCO Investors, Inc.
                                   The Portfolio pursues its objective by investing primarily in readily marketable equity securities including common
                                   stocks, preferred stocks and securities that may be
                                   converted at a later time into common stock. The Portfolio may invest in the securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-adviser's assessment of particular
                                   companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO: seeks           T. Rowe Price
                                   long-term capital growth primarily through the common stocks   Associates, Inc.
                                   of companies that own or develop natural resources (such as energy products, precious metals and forest products) and
                                   other basic commodities. The Portfolio normally invests
                                   primarily (at least 80% of its total assets) in the common stocks of natural resource companies whose earnings and
                                   tangible assets could benefit from accelerating inflation.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MFS GROWTH PORTFOLIO: seeks long-term capital growth and   Massachusetts
                                   future income. Under normal market conditions, the Portfolio   Financial Services
                                   invests at least 80% of its total assets in common stocks      Company
                                   and related securities, such as preferred stocks,
                                   convertible securities and depositary receipts, of companies that the Sub-adviser believes offer better than average
                                   prospects for long-term growth.
-----------------------------------------------------------------------------------------------------------------------


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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MARSICO CAPITAL GROWTH PORTFOLIO: seeks capital growth.    Marsico Capital
                                   Income realization is not an investment objective and any      Management, LLC
                                   income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. The
                                   Portfolio will pursue its objective by investing primarily in common stocks of larger, more established companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO: seeks         Goldman Sachs Asset
                                   growth of capital in a manner consistent with the              Management, L.P.
                                   preservation of capital. Realization of income is not a
                                   significant investment consideration and any income realized on the Portfolio's investments, therefore, will be
                                   incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in equity
                                   securities of companies that the Sub-adviser believes have potential to achieve capital appreciation over the
                                   long-term.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST DEAM LARGE-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   capital by investing primarily in the value stocks of larger   Management, Inc.
                                   companies. The Portfolio pursues its objective, under normal market conditions, by primarily investing at least 80% of
                                   the value of its assets in the equity securities of
                                   large-sized companies included in the Russell 1000(R) Value
                                   Index.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO: seeks          Alliance Capital
                                   capital growth by investing approximately 50% of its assets    Management, L.P.
                                   in growth stocks of large companies and approximately 50% of its assets in value stocks of large companies. The Portfolio will invest primarily in common stocks of large U.S.
                                   companies included in the Russell 1000(R) Index.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (FORMERLY AST       Alliance Capital
                                   SANFORD BERNSTEIN CORE VALUE PORTFOLIO): seeks long-term       Management, L.P.
                                   capital growth by investing primarily in common stocks. The
                                   Sub-adviser expects that the majority of the Portfolio's
                                   assets will be invested in the common stocks of large
                                   companies that appear to be undervalued.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST COHEN & STEERS REALTY PORTFOLIO: seeks to maximize total   Cohen & Steers
                                   return through investment in real estate securities. The       Capital Management,
                                   Portfolio pursues its investment objective by investing,       Inc.
                                   under normal circumstances, at least 80% of its net assets in securities of real estate issuers.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (FORMERLY    Alliance Capital
                                   AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO): seeks to   Management, L.P.
                                   outperform the Standard & Poor's 500 Composite Stock Price
                                   Index (the "S&P (R) 500") through stock selection resulting in different weightings of common stocks relative to the
                                   index. The Portfolio will invest, under normal
                                   circumstances, at least 80% of its net assets in securities included in the S&P 500.
-----------------------------------------------------------------------------------------------------------------------


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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO: seeks          American Century
                                   capital growth with current income as a secondary objective.   Investment
                                   The Portfolio invests primarily in common stocks that offer    Management, Inc.
                                   potential for capital growth, and may, consistent with its investment objective, invest in stocks that offer potential for current income.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO: seeks         Alliance Capital
                                   long-term growth of capital and income while attempting to     Management, L.P.
                                   avoid excessive fluctuations in market value. The Portfolio normally will invest in common stocks (and securities
                                   convertible into common stocks).
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO: seeks          Hotchkis and Wiley
                                   current income and long- term growth of income, as well as     Capital Management,
                                   capital appreciation. The Portfolio invests, under normal      LLC
                                   circumstances, at least 80% of its net assets plus
                                   borrowings for investment purposes in common stocks of large cap U.S. companies, that have a high cash dividend or payout yield relative to the market.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST GLOBAL ALLOCATION PORTFOLIO (FORMERLY AST DEAM GLOBAL      Prudential
                                   ALLOCATION PORTFOLIO): seeks to obtain the highest potential   Investments LLC
                                   total return consistent with a specified level of risk
                                   tolerance. The Portfolio seeks to achieve its investment
                                   objective by investing in several other AST Portfolios
                                   ("Underlying Portfolios"). The Portfolio intends its
                                   strategy of investing in combinations of Underlying
                                   Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous
                                   investments.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO: seeks       American Century
                                   capital growth and current income. The Sub-adviser intends     Investment
                                   to maintain approximately 60% of the Portfolio's assets in     Management, Inc.
                                   equity securities and the remainder in bonds and other fixed income securities.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO: seeks a high     T. Rowe Price
                                   level of total return by investing primarily in a              Associates, Inc.
                                   diversified portfolio of fixed income and equity securities.
                                   The Portfolio normally invests approximately 60% of its
                                   total assets in equity securities and 40% in fixed income
                                   securities. This mix may vary depending on the Sub-adviser's outlook for the markets.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST T. ROWE PRICE GLOBAL BOND PORTFOLIO: seeks to provide      T. Rowe Price
                                   high current income and capital growth by investing in         International, Inc.
                                   high-quality foreign and U.S. dollar-denominated bonds. The
                                   Portfolio will invest at least 80% of its total assets in
                                   fixed income securities, including high quality bonds issued or guaranteed by U.S. or foreign governments or their
                                   agencies and by foreign authorities, provinces and
                                   municipalities as well as investment grade corporate bonds and mortgage and asset-backed securities of U.S. and foreign issuers.
-----------------------------------------------------------------------------------------------------------------------


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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST GOLDMAN SACHS HIGH YIELD PORTFOLIO: seeks a high level     Goldman Sachs Asset
                                   of current income and may also consider the potential for      Management, L.P.
                                   capital appreciation. The Portfolio invests, under normal
                                   circumstances, at least 80% of its net assets plus any
                                   borrowings for investment purposes (measured at time of
                                   purchase) in high-yield, fixed-income securities that, at
                                   the time of purchase, are non-investment grade securities.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST LORD ABBETT BOND-DEBENTURE PORTFOLIO: seeks high current   Lord, Abbett & Co.
                                   income and the opportunity for capital appreciation to         LLC
                                   produce a high total return. To pursue its objective, the
                                   Portfolio will invest, under normal circumstances, at least
                                   80% of the value of its assets in fixed income securities
                                   and normally invests primarily in high yield and investment grade debt securities, securities convertible into common
                                   stock and preferred stocks.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST PIMCO LIMITED MATURITY BOND PORTFOLIO: seeks to maximize   Pacific Investment
                                   total return consistent with preservation of capital and       Management Company
                                   prudent investment management. The Portfolio will invest in    LLC (PIMCO)
                                   a diversified portfolio of fixed-income securities of
                                   varying maturities. The average portfolio duration of the
                                   Portfolio generally will vary within a one- to three-year
                                   time frame based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/                 EVERGREEN VA BALANCED FUND (FORMERLY EVERGREEN VA FOUNDATION   Evergreen Investment
 BALANCED                          FUND): seeks capital growth and current income. The Fund       Management Company,
                                   invests in a combination of debt securities, common stocks,    LLC
                                   preferred stocks and securities convertible or exchangeable for common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000(R) Index, at the time of purchase).
                                   Under normal circumstances, the Fund will invest at least
                                   25% of its assets in debt securities and the remainder in
                                   equity securities.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   EVERGREEN VA FUNDAMENTAL LARGE CAP FUND (FORMERLY EVERGREEN    Evergreen Investment
                                   VA GROWTH AND INCOME FUND, SUCCESSOR TO EVERGREEN VA           Management Company,
                                   FUND): seeks capital growth with the potential for current     LLC
                                   income. The Fund invests primarily in common stocks of large
                                   U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000(R) Index, at the time of purchase).
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  EVERGREEN VA GROWTH FUND: seeks long-term capital growth.      Evergreen Investment
                                   The Fund invests at least 75% of its assets in common stocks   Management Company,
                                   of small- and medium-sized companies (i.e., companies whose    LLC
                                   market capitalizations fall within the range of the Russell
                                   2000(R) Growth Index, at the time of purchase).
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              EVERGREEN VA INTERNATIONAL EQUITY FUND: seeks long-term        Evergreen Investment
                                   capital growth and secondarily, modest income. The Fund        Management Company,
                                   normally invests 80% of its assets in equity securities        LLC
                                   issued by established, quality, non-U.S. companies located in countries with developed markets and may purchase across all market capitalizations. The Fund normally invests at
                                   least 65% of its assets in securities of companies in at
                                   least three different countries (other than the U.S.).
-----------------------------------------------------------------------------------------------------------------------


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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         EVERGREEN VA OMEGA FUND: seeks long-term capital growth. The   Evergreen Investment
                                   Fund invests primarily, and under normal conditions,           Management Company,
                                   substantially all of its assets in common stocks and           LLC
                                   securities convertible into common stocks of U.S. companies across all market capitalizations.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   EVERGREEN VA SPECIAL VALUES FUND: seeks capital growth in      Evergreen Investment
                                   the value of its shares. The Fund normally invests at least    Management Company,
                                   80% of its assets in common stocks of small U.S. companies     LLC
                                   (i.e. companies whose market capitalizations fall within the range of the Russell 2000(R) Index, at the time of
                                   purchase).
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              GVIT DEVELOPING MARKETS FUND: seeks long-term capital          Gartmore Global Asset
                                   appreciation, under normal conditions by investing at least    Management
                                   80% of its total assets in stocks of companies of any size     Trust/Gartmore Global
                                   based in the world's developing economies. Under normal        Partners
                                   market conditions, investments are maintained in at least
                                   six countries at all times and no more than 35% of total
                                   assets in any single one of them.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JANUS ASPEN SERIES: LARGE CAP GROWTH PORTFOLIO -- SERVICE      Janus Capital
                                   SHARES (FORMERLY GROWTH PORTFOLIO -- SERVICE SHARES): seeks    Management LLC
                                   long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio has a non-
                                   fundamental policy to invest, under normal circumstances, at least 80% of its net assets in large-sized companies.
-----------------------------------------------------------------------------------------------------------------------


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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option (DCA Fixed Rate Option).

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time they will not be less than 1.5% for the one-year fixed interest rate option, or 3% for the dollar cost averaging fixed rate option. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.

   Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey's general assets.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION

You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option. Transfers to the one-year fixed interest rate option will remain in the general account.


   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment allocated to the DCA Fixed Rate Option transferred to the selected variable investment option, or to the one-year fixed interest rate option in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)


   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the

 38
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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION

Under the market value adjustment option, we may offer one or more of several guarantee periods provided that the interest rate we are able to declare will be no less than 3% interest annually with respect to any guarantee period. This option is only available in the Contract Without Credit. The market value adjustment option is registered separately from the variable investment options, and the amount of market value adjustment option securities registered is stated in that registration statement.

   IF AMOUNTS ARE WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.

   You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000 if you choose this option.

   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) transfer of the value in the guarantee period, (e) payment of a death benefit, or (f) the date the amount is withdrawn.

   During the 30-day period immediately following the end of a guarantee period, we allow you to do any of the following, without the imposition of the market value adjustment:

(a) withdraw or transfer the value of the guarantee period,

(b) allocate the value to another available guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or

(c) apply the value in the guarantee period to the annuity or settlement option of your choice.

If we do not receive instructions from you concerning the disposition of the contract value in your maturing guarantee period, we will reinvest the amount in the Prudential Money Market Portfolio investment option.

   During the 30-day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses experienced by these assets will not directly affect the contracts. The strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.

MARKET VALUE ADJUSTMENT

When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments

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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


to support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically would acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer outside the 30-day period discussed above involves our attributing to you a portion of our investment experience on these bonds and other instruments.

   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. Conversely, if interest rates have decreased, the market value adjustment would be positive.

   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.

- A negative market value adjustment could cause you to lose not only the interest you have earned but also a portion of your principal.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize within the 30-day period discussed above.

   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFIT IN YOUR GUARANTEE PERIOD UNDER YOUR CONTRACT DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

TRANSFERS AMONG OPTIONS

Subject to certain restrictions, you can transfer money among the variable investment options and the one-year fixed interest rate option. The minimum transfer amount is the lesser of $250 or the amount in the investment option from which the transfer is to be made. In addition, you can transfer your contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, into a variable investment option, or into a one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make outside the 30-day period discussed above. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.


   In general, you may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following unauthorized telephone or electronic instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received in good order by us, or by certain entities that we have specifically designated. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Transfer requests received after the close of the business day will take effect at the end of the next business day.


   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken,

 40
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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST RATE OPTION, OTHER THAN THE DCA FIXED RATE OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA FIXED RATE OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year, among the investment options, without charge. Currently we charge $25 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.)


   For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same business day as a single transfer.


ADDITIONAL TRANSFER RESTRICTIONS


We limit your ability to transfer among your contract's variable investment options as permitted by applicable law. We impose a yearly restriction on transfers. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.


   Frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers.

   In light of the risks posed to contract owners and other fund investors by frequent transfers, we reserve the right to limit the number of transfers in any contract year for all existing or new contract owners, and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on accumulation unit values or the share prices of the underlying mutual funds; or (b) we are informed by a fund (e.g., by the fund's portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular underlying mutual fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

- With respect to each variable investment option (other than the Prudential Money Market Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the option. If you transfer such amount into a particular variable investment option, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another variable investment option, then upon the Transfer Out, the former variable investment option becomes restricted (the "Restricted Option"). Specifically, we will not permit subsequent transfers into the Restricted Option for 90 calendar days after the Transfer Out if the Restricted Option invests in a non-international fund, or 180 calendar days after the Transfer Out if the

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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


  Restricted Option invests in an international fund. For purposes of this rule, we do not (i) count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals and (ii) categorize as a transfer the first transfer that you make after the contract date, if you make that transfer within 30 calendar days after the contract date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your contract at any time.

- We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving a variable investment option on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to contract owners that explains the practice in detail. In addition, if we do implement a delayed exchange policy, we will apply the policy on a uniform basis to all contracts in the relevant class.


- We may impose specific restrictions on financial transactions (including transfer requests) for certain portfolios based on the portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio available under this contract.



- If we deny one or more transfer requests under the foregoing rules, we will inform you promptly of the circumstances concerning the denial.


- We will not implement these rules in jurisdictions that have not approved contract language authorizing us to do so, or may implement different rules in certain jurisdictions if required by such jurisdictions. Contract owners in jurisdictions with such limited transfer restrictions, and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Because contract owners who are not subject to the same transfer restrictions may have the same underlying mutual fund portfolios available to them, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly, and will not waive a transfer restriction for any contract owner.

   Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

DOLLAR COST AVERAGING


The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option into any other variable investment option or the one-year fixed interest rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in declining markets.



   Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to be transferred under this option at any time.


   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is

 42
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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


available only during the contract accumulation phase and is offered without charge.

ASSET ALLOCATION PROGRAM

We recognize the value of having asset allocation models when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service, and you are not obligated to participate or to invest according to program recommendations.

   Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult your representative before electing any asset allocation program.

AUTO-REBALANCING

Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers you make because of auto-rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.


SCHEDULED TRANSACTIONS



Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, minimum distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.


VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds used by the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a proxy which is a form that you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that

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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


we own in our own right, in the same proportion as shares for which we receive instructions from contract owners. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

 44
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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

PAYMENT PROVISIONS

We can begin making annuity payments any time on or after the first contract anniversary. Annuity payments must begin no later than the later of the contract anniversary coinciding with or next following the annuitant's 90th birthday or the tenth contract anniversary.

   Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.

   The Strategic Partners Plus 3 variable annuity contract offers an optional Guaranteed Minimum Income Benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.

PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT


We make the income plans described below available at any time before the annuity date. These plans are called "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If an annuity option is not selected by the annuity date, the Life Income Annuity Option (Option 2, described below) will automatically be selected unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS. IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT IF YOU CHOOSE THE OPTIONAL LIFETIME FIVE INCOME BENEFIT, THERE ARE ADDITIONAL ANNUITY PAYMENT OPTIONS THAT ARE ASSOCIATED WITH THAT BENEFIT. SEE SECTION 5 OF THIS PROSPECTUS FOR ADDITIONAL DETAILS.


OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.

   If an annuity option is not selected by the annuity date, this is the option we will automatically select for you.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.

TAX CONSIDERATIONS


If your contract is held under a tax-favored plan, you should consider the minimum distribution requirements when selecting your annuity option.


   If a contract is held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT


The Guaranteed Minimum Income Benefit (GMIB), is an optional feature that guarantees that once the income period begins, your income payments will be no less than the GMIB protected value applied to the GMIB guaranteed annuity purchase rates. If you want the Guaranteed Minimum Income Benefit, you must elect it when you make your initial purchase payment. Once elected, the Guaranteed Minimum Income Benefit cannot be revoked. You may not elect both GMIB and the Lifetime Five Income Benefit.


   The GMIB protected value is calculated daily and is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since the last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments and reduced proportionally by withdrawals.

   The Guaranteed Minimum Income Benefit is subject to certain restrictions described below.

- The annuitant must be 75 or younger in order for you to elect the Guaranteed Minimum Income Benefit.

- If you choose the Guaranteed Minimum Income Benefit, we will impose an annual charge equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts) of the average GMIB protected value described below.

- Under the contract terms governing the GMIB, we can require GMIB participants to invest only in designated underlying mutual funds or can require GMIB participants to invest according to an asset allocation model.

- TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE WAITING PERIOD IS THE PERIOD EXTENDING FROM THE CONTRACT DATE TO THE 7TH CONTRACT ANNIVERSARY BUT, IF THE GUARANTEED MINIMUM INCOME BENEFIT HAS BEEN RESET (AS DESCRIBED BELOW), THE WAITING PERIOD IS THE 7 YEAR PERIOD BEGINNING WITH THE DATE OF THE MOST RECENT RESET.

   Once the waiting period has elapsed, you will have a 30-day period each year, beginning on the contract anniversary (or in the case of a reset, the anniversary of the most recent reset), during which you may begin the income phase with the Guaranteed Minimum Income Benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

GMIB ROLL-UP

The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset), increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment (for a reset, two times the sum of (1) the contract value at the time of the reset, and (2) any invested purchase payments made subsequent to the reset).

   Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:

- the contract anniversary coinciding with or next following the annuitant's 80th birthday,

-  the 7th contract anniversary, or

-  7 years from the most recent GMIB reset (as described below).

   However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced proportionally by withdrawals.

EFFECT OF WITHDRAWALS


In any contract year when the GMIB protected value is increasing at the rate of 5%, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis, by


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the same dollar amount of the withdrawal up to the first 5% of GMIB protected value calculated on the contract anniversary (or, during the first contract year, on the contract date). The GMIB roll-up cap is also reduced by withdrawals in the same manner. Any withdrawals made after the dollar-for-dollar limit has been reached will proportionally reduce the GMIB protected value. We calculate the proportional reduction by dividing the contract value after the withdrawal by the contract value immediately following the withdrawal of any available dollar-for-dollar amount. The resulting percentage is multiplied by the GMIB protected value after subtracting the amount of the withdrawal that does not exceed 5%. In each contract year during which the GMIB protected value has stopped increasing at the 5% rate, withdrawals will reduce the GMIB protected value proportionally. The GMIB roll-up cap is reduced by the sum of all reductions described above.



   The following examples of dollar-for-dollar and proportional reductions assume: 1.) the contract date and the effective date of the GMIB are January 1, 2006; 2.) an initial purchase payment of $250,000; 3.) an initial GMIB protected value of $250,000; 4.) an initial 200% cap of $500,000; and 5.) an initial dollar-for-dollar limit of $12,500 (5% of $250,000):


EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION


A $10,000 withdrawal is taken on February 1, 2006 (in the first contract year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the GMIB protected value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:


- The GMIB protected value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).

- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $500,000 to $490,000).

- The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first contract year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS


A second $10,000 withdrawal is taken on March 1, 2006 (still within the first contract year). Immediately before the withdrawal, the contract value is $220,000 and the GMIB protected value is $241,941.95. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:



- The GMIB protected value is first reduced by the Remaining Limit (from $241,941.95 to $239,441.95).


-  The result is then further reduced by the ratio of A to B, where:

   - A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).


   - B is the contract value less the Remaining Limit ($220,000 - $2,500, or $217,500). The resulting GMIB protected value is: $239,441.95 X (1 - ($7,500/$217,500)), or $231,185.33.



   - The GMIB 200% cap is reduced by the sum of all reductions above ($490,000-$2,500-$8,256.62, or $479,243.38).


- The Remaining Limit is set to zero (0) for the balance of the first contract year.

EXAMPLE 3. DOLLAR-FOR-DOLLAR LIMIT IN SECOND CONTRACT YEAR


A $10,000 withdrawal is made on the first anniversary of the contract date, January 1, 2007 (second contract year). Prior to the withdrawal, the GMIB protected value is $240,837.69. The dollar-for-dollar limit is equal to 5% of this amount, or $12,041.88. As the amount withdrawn is less than the dollar-for-dollar limit:



- The GMIB protected value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,837.69 to $230,837.69).



- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $479,243.38 to $469,243.38).



- The Remaining Limit for the balance of the second contract year is also reduced by the amount withdrawn (from $12,041.88 to $2,041.88).


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STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

GMIB RESET FEATURE

You may elect to "reset" your GMIB protected value to equal your current contract value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If you reset, you must wait a new 7-year period from the most recent reset to exercise the Guaranteed Minimum Income Benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the GMIB guaranteed annuity purchase rates (specified in your contract) based on the number of years since the most recent reset. These purchase rates may be less advantageous than the rates that would have applied absent a reset.

PAYOUT AMOUNT

The Guaranteed Minimum Income Benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable premium taxes that we are required to pay, the payout amount will equal the greater of:

1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates (which are generally less favorable than the annuity purchase rates for annuity payments not involving GMIB) and based on the annuity payout option as described below, or

2) the adjusted contract value--that is, the value of the contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges--as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.

GMIB ANNUITY PAYOUT OPTIONS

We currently offer two Guaranteed Minimum Income Benefit annuity payout options. Each option involves payment for at least a period certain of ten years. In calculating the amount of the payments under the GMIB we apply certain assumed interest rates, equal to 2% annually for a waiting period of 7-9 years, and 2.5% annually for waiting periods of 10 years or longer for contracts sold on or after May 1, 2004 (and 2.5% annually for a waiting period of 7-9 years, 3% annually for a waiting period of 10-14 years, and 3.5% annually for waiting periods of 15 years or longer for all other contracts).

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the Guaranteed Minimum Income Benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

options described above no later than 30 days after the later of the contract anniversary coinciding with or next following the annuitant's attainment of age 90 or the 10th contract anniversary.


   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event that your contract value declines significantly due to negative investment performance. If your contract value is not significantly affected by negative investment performance, it is unlikely that the purchase of GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing non-GMIB annuity payout options. Therefore, you may generate higher income payments if you were to annuitize a lower contract value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher GMIB protected value than your contract value but at the annuity purchase rates guaranteed under the GMIB.


TERMINATING THE GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit cannot be terminated by the owner once elected. The GMIB automatically terminates as of the date the contract is fully surrendered, on the date the death benefit is payable to your beneficiary (unless your surviving spouse elects to continue the contract), or on the date that your contract value is transferred to begin making annuity payments. The GMIB may also be terminated if you designate a new annuitant who would not be eligible to elect the GMIB based on his or her age at the time of the change.


   Upon termination of the GMIB, we will deduct the charge from your contract value for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year).


HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the annuity phase of the contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of annuity, we assume that the value you apply at the outset toward your annuity payments earns interest throughout the payout period. For annuity options within the GMIB, this interest rate ranges from 2% to 2.5% for contracts sold on or after May 1, 2004 (and 2.5% to 3.5% for all other contracts). For non-GMIB annuity options, the guaranteed minimum rate is 3%. The GMIB guaranteed annuity purchase rates in your contract depict the minimum amounts we will pay (per $1000 of adjusted contract value). If our current annuity purchase rates on the annuity date are more favorable to you than the guaranteed rates, we will make payments based on those more favorable rates.

   Other assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

FIXED PERIOD ANNUITIES

Currently, we offer fixed period annuities only under the Income Appreciator Benefit and non-GMIB annuity options. Generally speaking, in determining the amount of each annuity payment under a fixed period annuity, we start with the adjusted contract value, add interest assumed to be earned over the fixed period, and divide the sum by the number of payments you have requested. The life expectancy of the annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

LIFE ANNUITIES

There are more variables that affect our calculation of life annuity payments. Most importantly, we make

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several assumptions about the annuitant's or co-annuitant's life expectancy, including the following:

- The Annuity 2000 Mortality Table is the starting point for our life expectancy assumptions. This table anticipates longevity of an insured population based on historical experience and reflecting anticipated experience for the year 2000.

GUARANTEED AND GMIB ANNUITY PAYMENTS


   Because life expectancy has lengthened over the past few decades, and likely will increase in the future, our life annuity calculations anticipate these developments. We do this largely by making a hypothetical reduction in the age of the annuitant (or co-annuitant), in lieu of using the annuitant's (or co-annuitant's) actual age, in calculating the payment amounts. By using such a reduced age, we base our calculations on a younger person, who generally would live longer and therefore draw life annuity payments over a longer time period. Given the longer pay-out period, the payments made to the younger person would be less than those made to an older person. We make two such age adjustments:


1) First, for all annuities, we start with the age of the annuitant (or co-annuitant) on his/her most recent birthday and reduce that age by either
   (a) four years, for life annuities under the GMIB sold in contracts on or after May 1, 2004 or (b) two years, with respect to guaranteed payments under life annuities not involving GMIB, as well as GMIB payments under contracts not described in (a) immediately above. For the reasons explained above in this section, the four year age reduction causes a greater reduction in the amount of the annuity payments than does the two-year age reduction.

2) Second, for life annuities under both versions of GMIB as well as guaranteed payments under life annuities not involving GMIB, we make a further age reduction according to the table in your contract entitled "Translation of Adjusted Age." As indicated in the table, the further into the future the first annuity payment is, the longer we expect the person receiving those payments to live, and the more we reduce the annuitant's (or co-annuitant's) age.

CURRENT ANNUITY PAYMENTS

Immediately above, we have referenced how we determine annuity payments based on "guaranteed" annuity purchase rates. By "guaranteed" annuity purchase rates, we mean the minimum annuity purchase rates that are set forth in your annuity contract and thus contractually guaranteed by us. "Current" annuity purchase rates, in contrast, refer to the annuity purchase rates that we are applying to contracts that are entering the annuity phase at a given point in time. These current annuity purchase rates vary from period to period, depending on changes in interest rates and other factors. We do not guarantee any particular level of current annuity purchase rates. When calculating current annuity purchase rates, we use the actual age of the annuitant (or co-annuitant), rather than any reduced age.

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE CONTRACT VALUE FOR THE BENEFICIARY.

BENEFICIARY


The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. A change of beneficiary will take effect on the date you sign the change request form, provided we receive the form in good order. Unless an irrevocable beneficiary has been named, during the accumulation period, you can change the beneficiary at any time before the owner dies. However, if the contract is jointly owned, the owner must name the joint owner and the joint owner must name the owner as the beneficiary. For entity-owned contracts, we pay a death benefit upon the death of the annuitant.


CALCULATION OF THE DEATH BENEFIT


If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there is a sole owner and there is only one beneficiary who is the owner's spouse on the date of death, then the surviving spouse may continue the contract under the Spousal Continuance Benefit. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary on the date of death, then, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit.


   Upon receiving appropriate proof of death, the beneficiary will receive the greater of the following:

1) The current contract value (as of the time we receive proof of death in good order). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.

2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen the Guaranteed Minimum Death Benefit (GMDB), the GMDB protected value.

GUARANTEED MINIMUM DEATH BENEFIT


The Guaranteed Minimum Death Benefit provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase.


   The GMDB protected value option equals the GMDB step-up. The GMDB protected value is calculated daily.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However, we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereafter, we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Special rules apply if the beneficiary is the spouse of the owner and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met, then the contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. A surviving spouse who is eligible for the Spousal Continuance Benefit must choose between that benefit and receiving the death benefit during the first 60 days following our receipt of proof of death.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

SPECIAL RULES IF JOINT OWNERS


If the contract has an owner and a joint owner and they are spouses at the time that one dies, the Spousal Continuance Benefit may apply. If the contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.


PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   Choice 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   Choice 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the Guaranteed Minimum Income Benefit (with respect to the version of GMIB sold on or after May 1, 2004, we impose no GMIB charge after death) and Income Appreciator Benefit.

   Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the owner.

   If the owner and joint owner are not spouses, any portion of the death benefit not applied under Choice 3 within one year of the date of death of the first to die

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

must be distributed within five years of the survivor's date of death.


   The tax consequences to the beneficiary vary among the three death benefit payout options. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract?"


SPOUSAL CONTINUANCE BENEFIT

This benefit is available if, on the date we receive proof of the owner's death in good order, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the owner's death, nor can the surviving spouse be older than 95 on the date of the owner's death. Assuming the above conditions are present, the surviving spouse can elect the Spousal Continuance Benefit, but must do so no later than 60 days after furnishing proof of the owner's death in good order.

   Upon activation of the Spousal Continuance Benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate or market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment. We will waive the $1,000 minimum requirement for the market value adjustment option.

   Under the Spousal Continuance Benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the Spousal Continuance Benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the Spousal Continuance Benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals).

   IF YOU HAVE ELECTED THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up.

   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding discussion in this section.


   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the Guaranteed Minimum Death Benefit provisions of the contract. The contract may not be continued upon the death of a spouse who had assumed ownership of the contract through the exercise of the Spousal Continuance Benefit.



   IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the Guaranteed Minimum Income Benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the Spousal Continuance Benefit, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the Guaranteed Mini-


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                                                                         PART II
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mum Income Benefit, we will revoke the Guaranteed Minimum Income Benefit under the contract at that time and we will no longer charge for that benefit.



   IF YOU ELECTED THE LIFETIME FIVE INCOME BENEFIT, on the owner's death, the Lifetime Five Income Benefit will end. However, if the owner's surviving spouse would be eligible to acquire the Lifetime Five Income Benefit as if he/she were a new purchaser, then the surviving spouse may elect the Lifetime Five Income Benefit under the Spousal Continuance Benefit. The surviving spouse (or new annuitant designated by the surviving spouse) must be at least 45 years of age at the time of election.



   IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death, the Income Appreciator Benefit will end unless the contract is continued by the owner's surviving spouse under the Spousal Continuance Benefit. If the contract is continued by the surviving spouse, we will continue to pay the balance of any Income Appreciator Benefit payments until the earliest to occur of the following: (a) the date on which 10 years' worth of IAB automatic withdrawal payments or IAB credits, as applicable, have been paid, (b) the latest date on which annuity payments would have had to have commenced had the owner not died (i.e., the later of the contract anniversary next following the annuitant's 90th birthday or the 10th contract anniversary), or (c) the later of the 10th contract anniversary or the contract anniversary next following the surviving spouse's 90th birthday (or the annuitant's 90th birthday if other than the surviving spouse).


   If the Income Appreciator Benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the Spousal Continuance Benefit, when added to the remainder of the Income Appreciator Benefit waiting period to be satisfied, would preclude the surviving spouse from utilizing the Income Appreciator Benefit, we will revoke the Income Appreciator Benefit under the contract at that time and we will no longer charge for that benefit. If the Income Appreciator Benefit has been in force for 7 contract years or more, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the Income Appreciator Benefit is activated after the contract is continued by the surviving spouse, the Income Appreciator Benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the contract value.

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STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

        5:

WHAT IS THE LIFETIME FIVE


        INCOME BENEFIT?



LIFETIME FIVE INCOME BENEFIT



The Lifetime Five Income Benefit (Lifetime Five) is an optional feature that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the Withdrawal Benefit will be zero. You do not choose between these two options; each option will continue to be available as long as the annuity has a contract value and Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the contract value is zero. The option may be appropriate if you intend to make periodic withdrawals from your contract and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year.



   Lifetime Five is subject to certain restrictions described below.



- Currently, Lifetime Five can only be elected once each contract year, and only where the annuitant and the contract owner are the same person or, if the contract owner is an entity, where there is only one annuitant. We reserve the right to limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to contract owners who have an effective Lifetime Five Income Benefit.



-  The annuitant must be at least 45 years old when Lifetime Five is elected.



- Lifetime Five is not available if you elect the Guaranteed Minimum Income Benefit or Income Appreciator Benefit.



- As long as Lifetime Five is in effect, you must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.



PROTECTED WITHDRAWAL VALUE



The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the contract following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the contract value on the date you elect Lifetime Five, plus any additional purchase payments each growing at 5% per year from the date of your election, or application of the purchase payment to your contract, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier), (B) the contract value (before reducing the contract value by the amount of the withdrawal) as of the date of the first withdrawal from your contract, and (C) the highest contract value on each contract anniversary prior to the first withdrawal or on the first 10 contract anniversaries if earlier than the date of your first withdrawal after the benefit effective date. Each value is increased by the amount of any subsequent purchase payments.



- If you elect Lifetime Five at the time you purchase your contract, the contract value will be your initial purchase payment.



- For existing contract owners who are electing the Lifetime Five Benefit, the contract value on the date of the contract owner's election of Lifetime Five will be used to determine the initial Protected Withdrawal Value.



- If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional purchase payment.



   You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your


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contract value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under Lifetime Five. The Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Withdrawal Value, and on the date you elect to step-up, the charges under Lifetime Five have changed for new purchasers, you may be subject to the new charge going forward.



   Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current contract value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your contract value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount (as described below) are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.



   The Protected Withdrawal Value is reduced each time a withdrawal is made on a "dollar-for-dollar" basis up to 7% per contract year of the Protected Withdrawal Value and on the greater of a "dollar-for-dollar" basis or a pro rata basis for withdrawals in a contract year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point, the Annual Withdrawal Amount will be zero until such time (if any) as the contract reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the contract).



ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT



The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years. If your cumulative withdrawals are in excess of the Annual Income Amount (Excess Income), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the contract value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up, your Annual Income Amount increases to equal 5% of your contract value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the purchase payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.



ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT



The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals each contract year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a "dollar-for-dollar" basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount (Excess Withdrawal), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the contract value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. When you elect a step-up, your


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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


Annual Withdrawal Amount increases to equal 7% of your contract value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.



   Lifetime Five does not affect your ability to make withdrawals under your contract or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each contract year.



- If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any contract year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent contract years.



- If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.



   However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount or Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.



   The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the contract date and the effective date of Lifetime Five are February 1, 2005; 2.) an initial purchase payment of $250,000; 3.) the contract value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the contract value is equal to $263,000; and 5.) the contract value on March 1, 2011 is equal to $240,000.



   The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):



(a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 * 1.05(393/365) = $263,484.33



(b) Contract value on March 1, 2006 (the date of the first withdrawal) =
    $263,000



(c) Contract value on February 1, 2006 (the first contract anniversary) =
    $265,000



   Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).F



EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION



If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



- Remaining Annual Withdrawal Amount for current contract year = $18,550 - $10,000 = $8,550



-  Annual Withdrawal Amount for future contract years remains at $18,550



- Remaining Annual Income Amount for current contract year = $13,250 - $10,000 = $3,250



-  Annual Income Amount for future contract years remains at $13,250



-  Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000



EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS



a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



- Remaining Annual Withdrawal Amount for current contract year = $18,550 - $15,000 = $3,550



-  Annual Withdrawal Amount for future contract years remains at $18,550


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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


-  Remaining Annual Income Amount for current contract year = $0



- Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future contract years.



- Reduction to Annual Income Amount = Excess Income/contract value before Excess Income * Annual Income Amount = $1,750/($263,000 - $13,250) * $13,250
   = $93



-  Annual Income Amount for future contract years = $13,250 - $93 = $13,157



-  Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000



b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



-  Remaining Annual Withdrawal Amount for current contract year = $0



- Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future contract years.



- Reduction to Annual Withdrawal Amount = Excess Withdrawal/contract value before Excess Withdrawal * Annual Withdrawal Amount = $6,450/($263,000 - $18,550) * $18,550 = $489



-  Annual Withdrawal Amount for future contract years = $18,550 - $489 = $18,061



-  Remaining Annual Income Amount for current contract year = $0



- Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future contract years.



- Reduction to Annual Income Amount = Excess Income/contract value before Excess Income * Annual Income Amount = $11,750/($263,000 - $13,250) * $13,250
   = $623



-  Annual Income Amount for future contract years = $13,250 - $623 = $12,627



- Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction.



-  Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450



- Proportional reduction = Excess Withdrawal/contract value before Excess Withdrawal * Protected Withdrawal Value = $6,450/($263,000 - $18,550) * $246,450 = $6,503



-  Protected Withdrawal Value = $246,450 - max [$6,450, $6,503] = $239,947



EXAMPLE 3. STEP-UP OF THE PROTECTED WITHDRAWAL VALUE



If the Annual Income Amount ($13,250) is withdrawn each year starting on March 1, 2006 for a period of 5 years, the Protected Withdrawal Value on March 1, 2011 would be reduced to $198,750 [$265,000 - ($13,250 * 5)]. If a step-up is elected on March 1, 2011, then the following values would result:



-  Protected Withdrawal Value = contract value on March 1, 2011 = $240,000



- Annual Income Amount is equal to the greater of the current Annual Income Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped-up Protected Withdrawal Value is 5% of $240,000, which is $12,000. Therefore, the Annual Income Amount remains $13,250.



- Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $240,000, which is $16,800. Therefore, the Annual Withdrawal Amount remains $18,550.



BENEFITS UNDER LIFETIME FIVE



- If your contract value is equal to zero, and the cumulative withdrawals in the current contract year are greater than the Annual Withdrawal Amount, Lifetime Five will terminate. To the extent that your contract value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are


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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


                                                                         PART II
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   still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Once you make this election we will make an additional payment for that contract year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the contract year, if any, depending on the option you choose. In subsequent contract years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount. You will not be able to change the option after your election and no further purchase payments will be accepted under your contract. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current contract year that reduced your contract value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your contract value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your contract value equals zero no further purchase payments will be accepted under your contract.



- If annuity payments are to begin under the terms of your contract or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent contract years or any remaining Protected Withdrawal Value, you can elect one of the following three options:



   1.  apply your contract value to any annuity option available;



   2. request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the annuitant's death; or



   3. request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the annuitant's death or the date the Protected Withdrawal Value is depleted.



   We must receive your request in a form acceptable to us at the Prudential Annuity Service Center.



- In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such annuity payments will be the greater of:



   1. the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your contract; and



   2.  the contract value.



   If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.



OTHER IMPORTANT CONSIDERATIONS



- Withdrawals under Lifetime Five are subject to all of the terms and conditions of the contract, including any withdrawal charges.



- Withdrawals made while Lifetime Five is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Lifetime Five does not directly affect the contract value or surrender value, but any withdrawal will decrease the contract value by the amount of the withdrawal


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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


   (plus any applicable withdrawal charges). If you surrender your contract, you will receive the current contract value, not the Protected Withdrawal Value.



- You can make withdrawals from your contract while your contract value is greater than zero without purchasing Lifetime Five. Lifetime Five provides a guarantee that if your contract value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.



- You must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.



ELECTION OF LIFETIME FIVE



Lifetime Five can be elected at the time you purchase your contract, or after the contract date. Elections of Lifetime Five are subject to our eligibility rules and restrictions. The contract owner's contract value as of the date of election will be used as the basis to calculate the initial Protected Withdrawal Value, the initial Annual Withdrawal Amount, and the initial Annual Income Amount.



TERMINATION OF LIFETIME FIVE



Lifetime Five terminates automatically when your Protected Withdrawal Value and Annual Income Amount reach zero. You may terminate Lifetime Five at any time by notifying us. If you terminate Lifetime Five, any guarantee provided by the benefit will terminate as of the date the termination is effective.



   Lifetime Five terminates:



-  upon your surrender of the contract,



- upon the death of the annuitant (but your surviving spouse may elect a new Lifetime Five benefit if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit as if he/she were a new purchaser),



- upon a change in ownership of the contract that changes the tax identification number of the contract owner, or



-  upon your election to begin receiving annuity payments.



   We cease imposing the charge for Lifetime Five upon the earliest to occur of
(i) your election to terminate the benefit, (ii) our receipt of appropriate proof of the death of the owner (or annuitant, for entity owned contracts),
(iii) the annuity date, (iv) automatic termination of the benefit due to an impermissible change of owner or annuitant, or (v) a withdrawal that causes the benefit to terminate.



ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS



If you purchase an annuity contract as an investment vehicle for "qualified" investments, including an IRA, the minimum distribution rules under the Internal Revenue Code of 1986, as amended (Code) require that you begin receiving periodic amounts from your annuity contract beginning after age 70 1/2. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any contract year that required minimum distributions due from your contract that are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the contract payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.


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STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


        6:


WHAT IS THE

        INCOME APPRECIATOR BENEFIT?
--------------------------------------------------------------------------------


INCOME APPRECIATOR BENEFIT



The Income Appreciator Benefit (IAB) is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. IAB may be suitable for you in other circumstances as well, which you can discuss with your registered representative. Because individual circumstances vary, you should consult with a qualified tax advisor to determine whether it would be appropriate for you to elect the Income Appreciator Benefit.



   If you want the Income Appreciator Benefit, you generally must elect it when you make your initial purchase payment. Once you elect the Income Appreciator Benefit, you may not later revoke it.



- The annuitant must be 75 or younger in order for you to elect the Income Appreciator Benefit.



- If you choose the Income Appreciator Benefit, we will impose an annual charge equal to 0.25% of your contract value. See Section 8, "What Are The Expenses Associated With The Strategic Partners Plus 3 Contract?"



ACTIVATION OF THE INCOME APPRECIATOR BENEFIT



YOU CAN ACTIVATE THE INCOME APPRECIATOR BENEFIT AT ANY TIME AFTER IT HAS BEEN IN FORCE FOR SEVEN YEARS. To activate the Income Appreciator Benefit, you must send us a written request in good order.



   Once activated, you can receive the Income Appreciator Benefit:



- (IAB OPTION 1) at annuitization when determining an annuity payment;



- (IAB OPTION 2) during the accumulation phase through the IAB automatic withdrawal payment program; or



- (IAB OPTION 3) during the accumulation phase as an Income Appreciator Benefit credit to your contract over a 10-year period.



   Income Appreciator Benefit payments are treated as earnings and may be subject to tax upon withdrawal. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract?"



   IF YOU DO NOT ACTIVATE THE BENEFIT PRIOR TO THE MAXIMUM ANNUITIZATION AGE YOU MAY LOSE ALL OR PART OF THE IAB.



CALCULATION OF THE INCOME APPRECIATOR BENEFIT



We will calculate the Income Appreciator Benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable Income Appreciator Benefit percentage based on the number of years the Income Appreciator Benefit has been in force. For purposes of calculating the Income Appreciator Benefit:



- earnings are calculated as the difference between the contract value and the sum of all purchase payments;



- earnings do not include (1) any amount added to the contract value as a result of the Spousal Continuance Benefit, or (2) if we were to permit you to elect the Income Appreciator Benefit after the contract date, any earnings accrued under the contract prior to that election;



- withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;



- the table below shows the Income Appreciator Benefit percentages corresponding to the number of years the Income Appreciator Benefit has been in force.



   NUMBER OF YEARS         INCOME
 INCOME APPRECIATOR     APPRECIATOR
       BENEFIT            BENEFIT
  HAS BEEN IN FORCE      PERCENTAGE
 ------------------     -----------
         0-6                 0%
         7-9                15%
        10-14               20%
         15+                25%



IAB OPTION 1 -- INCOME APPRECIATOR BENEFIT AT ANNUITIZATION



Under this option, if you choose to activate the Income Appreciator Benefit at annuitization, we will calculate


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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


the Income Appreciator Benefit amount on the annuity date and add it to the adjusted contract value for purposes of determining the amount available for annuitization. You may apply this amount to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



   UPON ANNUITIZATION, YOU MAY LOSE ALL OR A PORTION OF THE INCOME APPRECIATOR BENEFIT IF YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION FOR AT LEAST 15 YEARS. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.



EFFECT OF INCOME APPRECIATOR BENEFIT ON GUARANTEED MINIMUM INCOME BENEFIT



If you exercise the Guaranteed Minimum Income Benefit feature and an Income Appreciator Benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:



1.the adjusted contract value plus the remaining Income Appreciator Benefit amount, calculated at current IAB annuitization rates; or



2.the GMIB protected value plus the remaining Income Appreciator Benefit amount, calculated using the GMIB guaranteed annuity purchase rates shown in the contract.



   If you exercise the Guaranteed Minimum Income Benefit feature and activate the Income Appreciator Benefit at the same time, you must choose among the Guaranteed Minimum Income Benefit annuity payout options available at the time.



TERMINATING THE INCOME APPRECIATOR BENEFIT



The Income Appreciator Benefit will terminate on the earliest of:



- the date you make a total withdrawal from the contract;



- the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Benefit;



- the date the Income Appreciator Benefit amount is reduced to zero (generally ten years after activation) under IAB Options 2 and 3;



- the date of annuitization; or



- the date the contract terminates.



   Upon termination of the Income Appreciator Benefit, we cease imposing the associated charge.



INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE



You may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income Appreciator Benefit payments under IAB Options 2 and 3 will begin on the same day of the month as the contract date, beginning with the next month following our receipt of your request in good order. Under IAB Options 2 and 3, you can choose to have the Income Appreciator Benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.



   IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE AND YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION OF AT LEAST 15 YEARS OR YOU MAKE A FULL WITHDRAWAL, YOU MAY LOSE ALL OR ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.



IAB OPTION 2 -- INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM



Under this option, you elect to receive the Income Appreciator Benefit during the accumulation phase. When you activate the benefit, a 10-year Income Appreciator Benefit automatic withdrawal payment program begins. We will pay you the Income Appreciator Benefit amount in equal installments over a 10 year payment period. You may combine this Income Appreciator Benefit amount with an automated withdrawal amount from your contract value, in which case each combined payment must be at least $100.



   The maximum automated withdrawal payment amount that you may receive from your contract value


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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


under this Income Appreciator Benefit program in any contract year during the 10-year period may not exceed 10% of the contract value as of the date you activate the Income Appreciator Benefit.



   Once we calculate the Income Appreciator Benefit, the amount will not be affected by changes in contract value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not to amounts attributable to the Income Appreciator Benefit.



   After the ten-year payment period has ended, if the remaining contract value is $2,000 or more, the contract will continue. If the remaining contract value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining contract value and the contract will terminate. If the contract value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the Income Appreciator Benefit amount for the remainder of the 10-year payment period.



DISCONTINUING THE INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM UNDER IAB OPTION 2



You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining Income Appreciator Benefit amount to the contract value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any Income Appreciator Benefit amount added to the contract value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable investment options, fixed interest rate options, or the market value adjustment option in the same proportions as your most recent purchase payment allocation percentages.



   You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the Income Appreciator Benefit amount for the 10-year payment period to the contract value in a lump sum before determining the adjusted contract value. The adjusted contract value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



IAB OPTION 3 -- INCOME APPRECIATOR BENEFIT CREDIT TO CONTRACT VALUE



Under this option, you can activate the Income Appreciator Benefit and receive the benefit as credits to your contract value over a 10-year payment period. We will allocate these Income Appreciator Benefit credits to the variable investment options, the fixed interest rate options, or the market value adjustment option in the same manner as your current allocation, unless you direct us otherwise. We will waive the $1,000 minimum requirement for the market value adjustment option. We will calculate the Income Appreciator Benefit amount on the date we receive your written request in good order. Once we have calculated the Income Appreciator Benefit, the Income Appreciator Benefit credit will not be affected by changes in contract value due to the investment performance of any allocation option.



   Before we add the last Income Appreciator Benefit credit to your contract value, you may switch to IAB Option 2 and receive the remainder of the Income Appreciator Benefit as payments to you (instead of credits to the contract value) under the Income Appreciator Benefit program for the remainder of the 10-year payment period.



   You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



EXCESS WITHDRAWALS



   During the 10 year period under IAB options 2 or 3, an "excess withdrawal" occurs when any amount is withdrawn from your contract value in a contract year that exceeds the sum of (1) 10% of the contract value as of the date the Income Appreciator Benefit was activated


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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


plus (2) earnings since the Income Appreciator Benefit was activated that have not been previously withdrawn.



   We will deduct the excess withdrawal on a proportional basis from the remaining Income Appreciator Benefit amount. We will then calculate and apply a new reduced Income Appreciator Benefit amount.



   Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the contract value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated that have not been previously withdrawn do not reduce the remaining Income Appreciator Benefit amount. Additionally, if the amount withdrawn in any year is less than the excess withdrawal threshold, the difference between the amount withdrawn and the threshold can be carried over to subsequent years on a cumulative basis and withdrawn without causing a reduction to the Income Appreciator Benefit amount.



EFFECT OF TOTAL WITHDRAWAL ON INCOME APPRECIATOR BENEFIT



We will not make Income Appreciator Benefit payments after the date you make a total withdrawal of the contract surrender value.


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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


        7:


HOW CAN I PURCHASE A STRATEGIC PARTNERS

        PLUS 3 CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS


The initial purchase payment is the amount of money you give us to purchase the contract. The minimum initial purchase payment is $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.


   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of:

-  the owner,

-  the joint owner,

-  the annuitant, or

-  the co-annuitant.

   Currently, the maximum aggregate purchase payments you may make is $7 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million absent our prior approval.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options, or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. Allocations to the DCA Fixed Rate Option must be no less than $2,000 and, allocations to the market value adjustment option must be no less than $1,000.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.


   We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Subsequent purchase payments received in good order after the close of the business day will be credited on the following business day.


   At our discretion, we may give initial and subsequent purchase payments (as well as withdrawals and transfers) received in good order by certain broker/dealers prior to the close of a business day the same treatment as they would have received had they been received at the same time at the Prudential Annuity Service Center. For more detail, talk to your registered representative.


CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options or the market value adjustment option in the same percentages as the purchase payment.

   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than

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HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS 3 CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

   $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

- if the older owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

   Under the Contract With Credit, if the owner returns the contract during the free look period, we will recapture the bonus credits. If we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to a variable investment option by the unit price of the accumulation unit for that variable investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments.

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


        8:


WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS 3 CONTRACT?
--------------------------------------------------------------------------------


THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. THESE CHARGES AND EXPENSES ARE DESCRIBED BELOW.


The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.


INSURANCE AND ADMINISTRATIVE CHARGES



Each day, we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a Guaranteed Minimum Death Benefit option, or Lifetime Five Income Benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the contract value. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.



   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. These charges are not assessed against amounts allocated to the fixed interest rate options. The amount of the charge depends on the death benefit (or other) option that you choose.



   The death benefit charge is equal to:



   -  1.40% on an annual basis if you choose the base death benefit, or



   - 1.65% on an annual basis if you choose the step-up Guaranteed Minimum Death Benefit option (i.e., 0.25% in addition to the base death benefit charge).


   We impose an additional insurance and administrative charge of 0.10% annually (of account value attributable to the variable investment options) for the Contract With Credit.


   We impose an additional charge of 0.60% annually if you choose the Lifetime Five Benefit option. The 0.60% charge is in addition to the charge we impose for the applicable death benefit. Upon any reset of the amounts guaranteed under this benefit, we reserve the right to adjust the charge to that being imposed at that time for new elections of the benefit.



   If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.


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         PARTNERS PLUS 3 CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment being withdrawn was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

   The withdrawal charge is the percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE    CONTRACT WITH     CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CREDIT WITHDRAWAL   CREDIT WITHDRAWAL
        PAYMENT               CHARGE              CHARGE
-----------------------  -----------------   -----------------
          0                      8%                  7%
          1                      8%                  6%
          2                      8%                  5%
          3                      8%                  4%
          4                      7%                  3%
          5                      6%                  2%
          6                      5%                  1%
          7                      0%                  0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge, and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making deductions for charges.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We determine the "charge-free" amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment.


   When you make a withdrawal (including a withdrawal under the optional Lifetime Five Income Benefit), we will deduct the amount of the withdrawal first from the available charge-free amount. Any excess amount will then be deducted from purchase payments in excess of the charge-free amount and subject to applicable withdrawal charges. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.



   If a withdrawal or transfer is taken from a market value adjustment guarantee period, prior to the expiration of the rate guarantee period, we will make a market value adjustment to the withdrawal amount. We will then apply a withdrawal charge to the adjusted amount.


   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

MINIMUM DISTRIBUTION REQUIREMENTS


If a withdrawal is taken from a tax qualified contract under the minimum distribution option in order to satisfy an Internal Revenue Service mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract?"


CONTRACT MAINTENANCE CHARGE

On each contract anniversary during the accumulation phase, if your contract value is less than $75,000, we will deduct the lesser of $30 or 2% of your contract value, for administrative expenses. We may raise the

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

level of the contract value at which we waive this fee. The charge will be deducted proportionately from each of the contract's investment options. This same charge will also be deducted when you surrender your contract if your contract value is less than $75,000.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE


We will impose an additional charge if you choose the Guaranteed Minimum Income Benefit. FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2004, we will deduct a charge equal to 0.50% per year of the average GMIB protected value for the period the charge applies. FOR ALL OTHER CONTRACTS, this is an annual charge equal to 0.45% of the average GMIB protected value for the period the charge applies. We deduct the charge from your contract value on each of the following events:


-  each contract anniversary,

-  when you begin the income phase of the contract,

-  upon a full withdrawal, and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable Guaranteed Minimum Income Benefit charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Because the charge is calculated based on the average GMIB protected value, it does not increase or decrease based on changes to the annuity's contract value due to market performance. If the GMIB protected value increases, the dollar amount of the annual charge will increase, while a decrease in the GMIB protected value will decrease the dollar amount of the charge.

   The charge is deducted annually in arrears each contract year on the contract anniversary. We deduct the amount of the charge pro-rata from the contract value allocated to the variable investment options. If you surrender your contract, begin receiving annuity payments under the GMIB or any other annuity payout option we make available during a contract year, or the GMIB terminates, we will deduct the charge for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year). Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable Guaranteed Minimum Income Benefit charge, we will deduct the charge from the amount we pay you.
   THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We will not impose the Guaranteed Minimum Income Benefit charge after the income phase begins.

INCOME APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the Income Appreciator Benefit. This is an annual charge equal to 0.25% of your contract value. The Income Appreciator Benefit charge is calculated:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or the first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Although the Income Appreciator Benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge.

   We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

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         PARTNERS PLUS 3 CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

   The Income Appreciator Benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. No market value adjustment will apply to the portion of the charge deducted from the market value adjustment option. Upon a full withdrawal, or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge, the charge is deducted from the amount paid. The payment of the Income Appreciator Benefit charge will be deemed to be made from earnings for purposes of calculating other charges. THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We do not assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization. However, we do assess the IAB charge during the 10-year payment period contemplated by IAB Options 2 and 3. Moreover, you should realize that amounts credited to your contract value under IAB Option 3 increase the contract value, and because the IAB fee is a percentage of your contract value, the IAB fee may increase as a consequence of those additions.

TAXES ATTRIBUTABLE TO PREMIUM


There may be federal, state and premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. New York does not currently charge premium taxes on annuities. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.


TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract (contract date). If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We have the right to increase this fee up to a maximum of $30 per transfer, but we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES


We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.



   In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.


UNDERLYING MUTUAL FUND FEES


When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds.


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        9:


HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be taken proportionately from all of the investment options you have selected. The minimum contract value that must remain in order to keep your contract in force after a withdrawal is $2,000. If you request a withdrawal amount that would reduce the contract value below this minimum, we will withdraw the maximum amount available that, with the withdrawal charge, would not reduce the contract value below such minimum.

   With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order. We will deduct applicable charges, if any, from the assets in your contract.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.


   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 10.


AUTOMATED WITHDRAWALS


We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is generally $100. An assignment of the contract terminates any automated withdrawal program that you had in effect.



   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 10.


SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The SEC, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or process any transfer made from the fixed interest rate options promptly upon request.

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        10:


WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS 3 CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Plus 3 contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust, acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

   This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract such as the Guaranteed Minimum Death Benefit, should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. Also, if you elect any interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;


- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.); or


- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See "Federal Tax Status" in the Statement of Additional Information.)

   Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of gains in the contract as well as the 10% tax penalty of pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

   Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

   Tax consequences to the beneficiary vary among the death benefit payment options.

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

-  Choice 1:  The beneficiary is taxed on earnings in the contract.

- Choice 2: The beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

- Choice 3: The beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section below for a discussion regarding withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.

   An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this prospectus. We will take any action, including modifications to your contract or the investment options, required to comply with such guidelines if promulgated.

   Please refer to the Statement of Additional Information for further information on these diversification and investor control issues.

   Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under

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         PARTNERS PLUS 3 CONTRACT CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

   If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.


CONTRACTS HELD BY TAX-FAVORED PLANS


The following discussion covers annuity contracts held under tax-favored retirement plans.

   Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Code. This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS


   IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement," attached to this prospectus, contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount your contract is worth, if greater), less any applicable federal and state income tax withholding.



   CONTRIBUTIONS LIMITS/ROLLOVERS. Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2005, the limit is $4,000, increasing to $5,000 in 2008. After 2008, the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500, increasing to $1,000 in 2006 and years thereafter. The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan into another Section 401(a) plan.


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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

   Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

- You cannot sell, assign or pledge the contract, other than to Pruco Life of New Jersey;

- The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and


-  Death and annuity payments must meet "minimum distribution requirements".


   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:


-  A 10% "early distribution penalty";


- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or


-  Failure to take a minimum distribution.



   Roth IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:


-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements:
   (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or
   (d) for a qualified first time homebuyer distribution within the meaning of
   Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA; and

- If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may only purchase a contract for a Roth IRA in connection with a "rollover" or "conversion" of amounts of another traditional IRA, conduit IRA, or Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to a Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter.

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The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.


   Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.



   You can use the minimum distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.


   Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA or Roth IRA before you attain age 59 1/2.

   Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled; or

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

   Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally

--------------------------------------------------------------------------------
 78

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.


   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under Section 8, "What Are The Expenses Associated With The Strategic Partners Plus 3 Contract?"



   Information about sales representatives and commissions may be found under "Other Information" and "Sale And Distribution Of The Contract" in Section 11.


   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION


For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement," attached to this prospectus.


--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


        11:


OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.

   Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.


   Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. Pruco Life of New Jersey's annual report for the year ended December 31, 2004, together with subsequent periodic reports that Pruco Life of New Jersey files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life of New Jersey annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life of New Jersey is 33-18053. You may read and copy any filings made by Pruco Life of New Jersey with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.


THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited financial statements, is provided in the SAI.

SALE AND DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of annuity contracts and life insurance products we offer.



   PIMS's principal business address is 100 Mulberry Street, Newark, New Jersey 07102-4077. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the National Association of Securities Dealers, Inc. (NASD).



   The contract is offered on a continuous basis. PIMS enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the contract but are exempt from registration (firms). Applications for the contract are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the contract directly to potential purchasers.


--------------------------------------------------------------------------------
 80

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


   Commissions are paid to firms on sales of the contract according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 8%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of contract value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the contract. Commissions and other compensation paid in relation to the contract do not result in any additional charge to you or to the separate account.



   In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the contract's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PIMS. A list of firms that PIMS paid pursuant to such arrangements is provided in the Statement of Additional Information which is available upon request.



   To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.



   You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.


LITIGATION


   Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life of New Jersey and that are typical of the businesses in which Pruco Life of New Jersey operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.



   Pruco Life of New Jersey has received formal requests for information relating to its variable annuity business from regulators, including, among others, the Securities and Exchange Commission and the State of


--------------------------------------------------------------------------------

        11:


OTHER INFORMATION CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


New York Attorney General's Office. As part of a broad initiative by the National Association of Insurance Commissioners, Pruco Life of New Jersey has received a request for information from the New Jersey Department of Banking and Insurance related to producer compensation and fee arrangements. It is possible that other regulators will issue similar requests.



   Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.



ASSIGNMENT



In general, you can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see Section 4, "What Is The Death Benefit?" We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event. If you assign the contract, that assignment will result in the termination of any automated withdrawal program that had been in effect. If the new owner wants to re-institute an automated withdrawal program, then he/she needs to submit the forms that we require, in good order.



   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.


FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life of New Jersey, the co-issuer of the Strategic Partners Plus 3 contract, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter


-  Payments Made to Promote Sale of Our Products



-  Allocation of Initial Purchase Payment


-  Determination of Accumulation Unit Values

-  Federal Tax Status


-  Financial Statements


HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-5008.

--------------------------------------------------------------------------------
 82

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA

The general formula under which Pruco Life of New Jersey calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under Strategic Partners Plus 3 is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 +
MVA). The MVA itself is calculated as follows:
                               1 + I
              MVA = [(----------------)to the power of (N/12)] -1
                       1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.
        J   =    the interpolated current credited
                 interest rate offered on new money at
                 the time of withdrawal,
                 annuitization, or settlement. (See
                 below for the interpolation formula)
        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

The MVA formula with respect to contracts issued in New York is what is depicted above. The formula uses an interpolated rate "J" as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.


MARKET VALUE ADJUSTMENT EXAMPLE

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life of New Jersey for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus
   1) is 5%.


The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] =
         0.0417


   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the power of (38/12) -1 = 0.04871


2) Multiply the Contract Value by the factor calculated in Step 1.


                          $11,127.11 X 0.04871 = $542.00


3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.


                         $11,127.11 + $542.00 = $11,669.11


The MVA may not always be positive. Here is an example where it is negative.


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life of New Jersey for a guarantee period of 3 years (the number of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus
   1) is 8%.


--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] =
         0.0717


   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the power of (38/12) -1 = -0.04126


2) Multiply the Contract Value by the factor calculated in Step 1.


                        $11,127.11 X (-0.04126) = -$459.10


3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.


                       $11,127.11 + (-$459.10) = $10,668.10


--------------------------------------------------------------------------------
 84

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

         APPENDIX A

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


As we have indicated throughout this prospectus, the Strategic Partners Plus 3 Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.



   The portfolio names shown for the corresponding unit values are as of December 31, 2004. For a complete list of the current portfolio names, see
Section 2, "What Investment Options Can I Choose?"


--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES: (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.18439                     $ 1.24006                            0
         1/1/2004 to 12/31/2004                 $ 1.24006                     $ 1.34066                            0
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.17721                     $ 1.25778                            0
         1/1/2004 to 12/31/2004                 $ 1.25778                     $ 1.36350                            0
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.20571                     $ 1.28481                            0
         1/1/2004 to 12/31/2004                 $ 1.28481                     $ 1.38861                            0
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 0.99549                     $ 0.99449                            0
         1/1/2004 to 12/31/2004                 $ 0.99449                     $ 0.99063                            0
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.15290                     $ 1.22414                            0
         1/1/2004 to 12/31/2004                 $ 1.22414                     $ 1.33335                            0
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.12896                     $ 1.22392                            0
         1/1/2004 to 12/31/2004                 $ 1.22392                     $ 1.40386                            0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.21452                     $ 1.27916                            0
         1/1/2004 to 12/31/2004                 $ 1.27916                     $ 1.44765                            0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.18805                     $ 1.22149                            0
         1/1/2004 to 12/31/2004                 $ 1.22149                     $ 1.34749                            0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.12456                     $ 1.19626                            0
         1/1/2004 to 12/31/2004                 $ 1.19626                     $ 1.28343                            0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.13994                     $ 1.17938                            0
         1/1/2004 to 12/31/2004                 $ 1.17938                     $ 1.23406                            0
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.14798                     $ 1.19393                            0
         1/1/2004 to 12/31/2004                 $ 1.19393                     $ 1.30793                            0
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.10288                     $ 1.13654                            0
         1/1/2004 to 12/31/2004                 $ 1.13654                     $ 1.22048                            0
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.17037                     $ 1.24835                            0
         1/1/2004 to 12/31/2004                 $ 1.24835                     $ 1.38531                            0


* DATE THAT THE ANNUITY WAS FIRST OFFERED.
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------
 86

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.22255                     $ 1.29026                            0
         1/1/2004 to 12/31/2004                 $ 1.29026                     $ 1.53570                            0
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.18371                     $ 1.23975                            0
         1/1/2004 to 12/31/2004                 $ 1.23975                     $ 1.38211                            0
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.13457                     $ 1.21457                            0
         1/1/2004 to 12/31/2004                 $ 1.21457                     $ 1.41041                            0
SP LSV INTERNATIONAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.13314                     $ 1.23393                            0
         1/1/2004 to 12/31/2004                 $ 1.23393                     $ 1.40924                            0
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.14453                     $ 1.20717                            0
         1/1/2004 to 12/31/2004                 $ 1.20717                     $ 1.33789                            0
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.31609                     $ 1.33928                            0
         1/1/2004 to 12/31/2004                 $ 1.33928                     $ 1.57888                            0
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.16169                     $ 1.19841                            0
         1/1/2004 to 12/31/2004                 $ 1.19841                     $ 1.29196                            0
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.02971                     $ 1.04684                            0
         1/1/2004 to 12/31/2004                 $ 1.04684                     $ 1.08689                            0
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.35478                     $ 1.36653                            0
         1/1/2004 to 12/31/2004                 $ 1.36653                     $ 1.63587                            0
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.29042                     $ 1.30191                            0
         1/1/2004 to 12/31/2004                 $ 1.30191                     $ 1.27212                            0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.14518                     $ 1.19388                            0
         1/1/2004 to 12/31/2004                 $ 1.19388                     $ 1.30209                            0
SP TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.32609                     $ 1.34037                            0
         1/1/2004 to 12/31/2004                 $ 1.34037                     $ 1.32188                            0
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.26410                     $ 1.35112                            0
         1/1/2004 to 12/31/2004                 $ 1.35112                     $ 1.55290                            0


* DATE THAT THE ANNUITY WAS FIRST OFFERED.
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.08315                     $ 1.12625                            0
         1/1/2004 to 12/31/2004                 $ 1.12625                     $ 1.18087                            0
EVERGREEN VA FUND
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003              $ 9.92203                     $10.34285                            0
         1/1/2004 to 12/31/2004                 $10.34285                     $11.05580                            0
EVERGREEN VA GROWTH AND INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003              $ 9.91859                     $10.39784                            0
         1/1/2004 to 12/31/2004                 $10.39784                     $11.19868                            0
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.32545                     $ 1.35076                            0
         1/1/2004 to 12/31/2004                 $ 1.35076                     $ 1.51675                            0
EVERGREEN VA INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003              $ 9.98995                     $10.44289                            0
         1/1/2004 to 12/31/2004                 $10.44289                     $12.27702                            0
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.30024                     $ 1.33662                            0
         1/1/2004 to 12/31/2004                 $ 1.33662                     $ 1.41333                            0
EVERGREEN VA SPECIAL VALUES FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.17920                     $ 1.25261                            0
         1/1/2004 to 12/31/2004                 $ 1.25261                     $ 1.48703                            0
JANUS ASPEN SERIES--GROWTH PORTFOLIO -- SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.19749                     $ 1.24622                            0
         1/1/2004 to 12/31/2004                 $ 1.24622                     $ 1.28061                            0


 * DATE THAT THE ANNUITY WAS FIRST OFFERED.
** DATE THAT THE FUND FIRST BECAME AVAILABLE WITHIN THIS ANNUITY.

--------------------------------------------------------------------------------
 88

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


ACCUMULATION UNIT VALUES:
(GMDB STEP-UP AND CONTRACT WITH CREDIT 1.75)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.18098                     $ 1.23592                           2,372
         1/1/2004 to 12/31/2004                 $ 1.23592                     $ 1.33162                          18,096
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.17369                     $ 1.25343                          65,583
         1/1/2004 to 12/31/2004                 $ 1.25343                     $ 1.35414                         123,305
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.20227                     $ 1.28057                          45,053
         1/1/2004 to 12/31/2004                 $ 1.28057                     $ 1.37924                          48,313
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 0.99244                     $ 0.99097                          18,163
         1/1/2004 to 12/31/2004                 $ 0.99097                     $ 0.98370                          42,033
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.14951                     $ 1.21997                          90,916
         1/1/2004 to 12/31/2004                 $ 1.21997                     $ 1.32426                         280,654
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.12571                     $ 1.21982                          15,642
         1/1/2004 to 12/31/2004                 $ 1.21982                     $ 1.39431                          54,741
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.21097                     $ 1.27479                         445,390
         1/1/2004 to 12/31/2004                 $ 1.27479                     $ 1.43779                         521,063
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.18466                     $ 1.21743                               0
         1/1/2004 to 12/31/2004                 $ 1.21743                     $ 1.33841                               0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.12120                     $ 1.19212                          59,555
         1/1/2004 to 12/31/2004                 $ 1.19212                     $ 1.27462                          67,213
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.13666                     $ 1.17543                          72,305
         1/1/2004 to 12/31/2004                 $ 1.17543                     $ 1.22575                         117,672
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.14451                     $ 1.18975                         226,064
         1/1/2004 to 12/31/2004                 $ 1.18975                     $ 1.29901                         745,528
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.09974                     $ 1.13276                          61,988
         1/1/2004 to 12/31/2004                 $ 1.13276                     $ 1.21249                         145,346
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.16707                     $ 1.24425                         628,588
         1/1/2004 to 12/31/2004                 $ 1.24425                     $ 1.37603                         839,188

* DATE THAT THE ANNUITY WAS FIRST OFFERED.
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


ACCUMULATION UNIT VALUES (CONTINUED):
(GMDB STEP-UP AND CONTRACT WITH CREDIT 1.75)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.21891                     $ 1.28582                          78,384
         1/1/2004 to 12/31/2004                 $ 1.28582                     $ 1.52507                         112,512
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.18041                     $ 1.23575                         105,091
         1/1/2004 to 12/31/2004                 $ 1.23575                     $ 1.37292                         226,053
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.13121                     $ 1.21039                           1,815
         1/1/2004 to 12/31/2004                 $ 1.21039                     $ 1.40077                          18,804
SP LSV INTERNATIONAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.12984                     $ 1.22973                          76,240
         1/1/2004 to 12/31/2004                 $ 1.22973                     $ 1.39961                         113,463
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.14120                     $ 1.20305                          11,550
         1/1/2004 to 12/31/2004                 $ 1.20305                     $ 1.32884                          11,556
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.31221                     $ 1.33469                          58,962
         1/1/2004 to 12/31/2004                 $ 1.33469                     $ 1.56814                          93,857
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.15822                     $ 1.19418                         187,203
         1/1/2004 to 12/31/2004                 $ 1.19418                     $ 1.28300                         382,732
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.02657                     $ 1.04315                         540,503
         1/1/2004 to 12/31/2004                 $ 1.04315                     $ 1.07941                       1,038,234
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.35080                     $ 1.36187                          19,634
         1/1/2004 to 12/31/2004                 $ 1.36187                     $ 1.62472                          28,400
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.28652                     $ 1.29734                          49,696
         1/1/2004 to 12/31/2004                 $ 1.29734                     $ 1.26327                          53,407
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.14165                     $ 1.18963                          33,927
         1/1/2004 to 12/31/2004                 $ 1.18963                     $ 1.29291                          33,927
SP TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.32227                     $ 1.33585                           5,923
         1/1/2004 to 12/31/2004                 $ 1.33585                     $ 1.31286                          26,148
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.26038                     $ 1.34648                           7,716
         1/1/2004 to 12/31/2004                 $ 1.34648                     $ 1.54220                          24,869

* DATE THAT THE ANNUITY WAS FIRST OFFERED.
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE


--------------------------------------------------------------------------------
 90

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


ACCUMULATION UNIT VALUES (CONTINUED):
(GMDB STEP-UP AND CONTRACT WITH CREDIT 1.75)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.08005                     $ 1.12247                               0
         1/1/2004 to 12/31/2004                 $ 1.12247                     $ 1.17282                               0
EVERGREEN VA FUND
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003              $ 9.92194                     $10.34023                           3,484
         1/1/2004 to 12/31/2004                 $10.34023                     $11.01506                           3,483
EVERGREEN VA GROWTH AND INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003              $ 9.91850                     $10.39518                          10,586
         1/1/2004 to 12/31/2004                 $10.39518                     $11.15728                          27,216
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.32164                     $ 1.34619                               0
         1/1/2004 to 12/31/2004                 $ 1.34619                     $ 1.50638                           1,923
EVERGREEN VA INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003              $ 9.98985                     $10.44021                           1,416
         1/1/2004 to 12/31/2004                 $10.44021                     $12.23173                          15,494
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.29646                     $ 1.33214                          95,238
         1/1/2004 to 12/31/2004                 $ 1.33214                     $ 1.40369                         305,414
EVERGREEN VA SPECIAL VALUES FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.17585                     $ 1.24845                               0
         1/1/2004 to 12/31/2004                 $ 1.24845                     $ 1.47705                          53,368
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $ 1.19390                     $ 1.24188                          18,485
         1/1/2004 to 12/31/2004                 $ 1.24188                     $ 1.27175                          18,485



 * DATE THAT THE ANNUITY WAS FIRST OFFERED.

** DATE THAT THE FUND FIRST BECAME AVAILABLE WITHIN THIS ANNUITY.


 * DATE THAT THE ANNUITY WAS FIRST OFFERED.

** DATE THAT THE FUND FIRST BECAME AVAILABL


--------------------------------------------------------------------------------

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY ANNUITY DESCRIBED IN PROSPECTUS P2401NY (05/2005).


           ---------------------------------------------------------

                               (print your name)


           ---------------------------------------------------------

                                   (address)




           ---------------------------------------------------------

                             (city/state/zip code)



                                MAILING ADDRESS:



                       PRUDENTIAL ANNUITY SERVICE CENTER


                                 P.O. Box 7960


                             Philadelphia, PA 19176

                       This page intentionally left blank

P2401NY

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 2, 2005


       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS


     The Strategic Partners(SM) Annuity One 3 and Strategic Partners(SM) Plus 3 annuity contract (the "Contract") is an individual variable annuity contract issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). The Contract is purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Strategic Partners Annuity One 3 and Strategic Partners Plus 3 prospectuses, dated May 2, 2005. To obtain a copy of either prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS


                                                             PAGE
                                                             ----
COMPANY.....................................................   2
EXPERTS.....................................................   2
PRINCIPAL UNDERWRITER.......................................   2
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS...............   2
ALLOCATION OF INITIAL PURCHASE PAYMENT......................   4
DETERMINATION OF ACCUMULATION UNIT VALUES...................   4
FEDERAL TAX STATUS..........................................  13
FINANCIAL STATEMENTS........................................  13
SEPARATE ACCOUNT FINANCIAL INFORMATION......................  A1
COMPANY FINANCIAL INFORMATION...............................  B1


         PRUCO LIFE INSURANCE COMPANY                 PRUDENTIAL ANNUITY SERVICE CENTER
                OF NEW JERSEY                                   P.O. BOX 7960
            213 WASHINGTON STREET                      PHILADELPHIA, PENNSYLVANIA 19176
            NEWARK, NJ 07102-2992                         TELEPHONE: (888) PRU-2888

STRATEGIC PARTNERS(SM) is a service mark of The Prudential Insurance Company of America.

ORD1142NYB ED. 05/02/2005

                                    COMPANY

     Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

     Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


     The financial statements of Pruco Life of New Jersey as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the financial statements of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2004 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

     Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the Contract on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.


     During 2004 and 2003, $638,418 and $2,697,176 respectively, was paid to PIMS for its services as principal underwriter with respect to the version of the Contract described in the prospectus. During 2004 and 2003, PIMS retained none of those commissions.


     As discussed in each prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.


                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS



     In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

     The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:



     - Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm (or its affiliated broker/dealers).



     - Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey products sold through the firm (or its affiliated broker/dealers).



     - Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.



     The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of May 2, 2005) received payment of more than $10,000 under one or more of these types of arrangements during the last calendar year or that have received or are expected to receive such payment during the current calendar year. The firms listed below include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.



NAME OF FIRM:


AIG (part of the AIG selling network)*


Citigroup Global Markets, Inc.


Financial Network Investment Corp. (part of the ING selling network)*


FSC Securities Corporation (part of the AIG selling network)*


ING Financial Partners (part of the ING selling network)*


Merrill Lynch


Multi-Financial Securities Corporation (part of the ING selling network)*


Primevest Financial Services, Inc. (part of the ING selling network)*


Pruco Securities, LLC**


Royal Alliance Associates, Inc. (part of the AIG selling network)*


SunAmerica Securities, Inc. (part of the AIG selling network)*


UBS Financial Services


Wachovia Securities, LLC*

------------------------

* Also includes payments in connection with products issued by American Skandia Life Assurance Corporation, a Prudential Financial affiliate.



** Also includes payments in connection with products issued by The Prudential
   Insurance Company of America.

                     ALLOCATION OF INITIAL PURCHASE PAYMENT

     As discussed in each prospectus, we generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your contract purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES


     The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. (See "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?" and "Calculating Contract Value" in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other funds held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.



     As we have indicated in each prospectus, Strategic Partners Annuity One 3 and Strategic Partners Plus 3 is a contract that allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2004. Here, we set out unit values corresponding to the remaining unit values.



     The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see "What Investment Options Can I Choose?" in the prospectus.

                        STRATEGIC PARTNERS ANNUITY ONE 3



ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)



                                                          ACCUMULATION      ACCUMULATION        NUMBER OF
                                                         UNIT VALUE AT      UNIT VALUE AT   ACCUMULATION UNITS
                                                          BEGINNING OF         END OF          OUTSTANDING
                                                             PERIOD            PERIOD        AT END OF PERIOD
                                                       ------------------   -------------   ------------------
JENNISON PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.18348          $1.23895            412,958
  1/1/2004 to 12/31/2004                                    $1.23895          $1.33829          1,322,392
PRUDENTIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.17614          $1.25647            304,453
  1/1/2004 to 12/31/2004                                    $1.25647          $1.36076            900,830
PRUDENTIAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.20479          $1.28371            147,121
  1/1/2004 to 12/31/2004                                    $1.28371          $1.38607            382,725
PRUDENTIAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $0.99454          $0.99350            480,923
  1/1/2004 to 12/31/2004                                    $0.99350          $0.98889          1,702,294
PRUDENTIAL STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.15197          $1.22298            748,742
  1/1/2004 to 12/31/2004                                    $1.22298          $1.33080          2,084,173
PRUDENTIAL VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.12814          $1.22287            196,522
  1/1/2004 to 12/31/2004                                    $1.22287          $1.40143          2,045,618
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.21355          $1.27795            119,834
  1/1/2004 to 12/31/2004                                    $1.27795          $1.44485            903,222
SP AIM AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.18718          $1.22047            114,911
  1/1/2004 to 12/31/2004                                    $1.22047          $1.34510            453,167
SP AIM CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.12346          $1.19493             28,181
  1/1/2004 to 12/31/2004                                    $1.19493          $1.28081            343,366
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.13909          $1.17831            176,193
  1/1/2004 to 12/31/2004                                    $1.17831          $1.23168            769,853
SP BALANCED ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.14700          $1.19278            896,650
  1/1/2004 to 12/31/2004                                    $1.19278          $1.30547          8,512,779
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.10203          $1.13549            368,931
  1/1/2004 to 12/31/2004                                    $1.13549          $1.21814          4,711,422
SP DAVIS VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.16951          $1.24728            514,371
  1/1/2004 to 12/31/2004                                    $1.24728          $1.38273          2,230,528
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.22141          $1.28895            636,025
  1/1/2004 to 12/31/2004                                    $1.28895          $1.53268          4,187,804
SP GROWTH ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.18274          $1.23860            421,234
  1/1/2004 to 12/31/2004                                    $1.23860          $1.37963          5,238,156
SP LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.13351          $1.21326            272,797
  1/1/2004 to 12/31/2004                                    $1.21326          $1.40752            883,772
SP LSV INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.13218          $1.23267            134,917
  1/1/2004 to 12/31/2004                                    $1.23267          $1.40640            952,632
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.14369          $1.20608             19,765
  1/1/2004 to 12/31/2004                                    $1.20608          $1.33544            138,890



---------------


* Date that this annuity was first offered.

                        STRATEGIC PARTNERS ANNUITY ONE 3



ACCUMULATION UNIT VALUES (CONTINUED): BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)



                                                          ACCUMULATION      ACCUMULATION        NUMBER OF
                                                         UNIT VALUE AT      UNIT VALUE AT   ACCUMULATION UNITS
                                                          BEGINNING OF         END OF          OUTSTANDING
                                                             PERIOD            PERIOD        AT END OF PERIOD
                                                       ------------------   -------------   ------------------
SP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.31504          $1.33798            124,590
  1/1/2004 to 12/31/2004                                    $1.33798          $1.57590            536,148
SP PIMCO HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.16054          $1.19699            360,034
  1/1/2004 to 12/31/2004                                    $1.19699          $1.28928          3,132,767
SP PIMCO TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.02883          $1.04577          1,399,741
  1/1/2004 to 12/31/2004                                    $1.04577          $1.08469          7,184,091
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.35353          $1.36507            249,564
  1/1/2004 to 12/31/2004                                    $1.36507          $1.63250          1,544,665
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.28929          $1.30057             51,713
  1/1/2004 to 12/31/2004                                    $1.30057          $1.26944            644,553
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.14407          $1.19257             56,296
  1/1/2004 to 12/31/2004                                    $1.19257          $1.29935            208,467
SP TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.32497          $1.33906             61,971
  1/1/2004 to 12/31/2004                                    $1.33906          $1.31919            193,753
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.26298          $1.34972            188,084
  1/1/2004 to 12/31/2004                                    $1.34972          $1.54968            664,439
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE
SHARES
--------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                 $1.19640          $1.24493             66,403
  1/1/2004 to 12/31/2004                                    $1.24493          $1.27810            865,818



---------------


* Date that this annuity was first offered.

                           STRATEGIC PARTNERS PLUS 3


ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)

                                                           ACCUMULATION    ACCUMULATION        NUMBER OF
                                                           UNIT VALUE AT   UNIT VALUE AT   ACCUMULATION UNITS
                                                           BEGINNING OF       END OF          OUTSTANDING
                                                              PERIOD          PERIOD        AT END OF PERIOD
                                                           -------------   -------------   ------------------
JENNISON PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.18348       $ 1.23895                0
  1/1/2004 to 12/31/2004                                     $ 1.23895       $ 1.33829                0
PRUDENTIAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.17614       $ 1.25647                0
  1/1/2004 to 12/31/2004                                     $ 1.25647       $ 1.36076                0
PRUDENTIAL GLOBAL PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.20479       $ 1.28371                0
  1/1/2004 to 12/31/2004                                     $ 1.28371       $ 1.38607                0
PRUDENTIAL MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 0.99454       $ 0.99350                0
  1/1/2004 to 12/31/2004                                     $ 0.99350       $ 0.98889                0
PRUDENTIAL STOCK INDEX PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.15197       $ 1.22298                0
  1/1/2004 to 12/31/2004                                     $ 1.22298       $ 1.33080            2,667
PRUDENTIAL VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.12814       $ 1.22287           20,870
  1/1/2004 to 12/31/2004                                     $ 1.22287       $ 1.40143           22,022
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.21355       $ 1.27795                0
  1/1/2004 to 12/31/2004                                     $ 1.27795       $ 1.44485                0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.18718       $ 1.22047                0
  1/1/2004 to 12/31/2004                                     $ 1.22047       $ 1.34510                0
SP AIM CORE EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.12346       $ 1.19493                0
  1/1/2004 to 12/31/2004                                     $ 1.19493       $ 1.28081                0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.13909       $ 1.17831            8,320
  1/1/2004 to 12/31/2004                                     $ 1.17831       $ 1.23168            7,991
SP BALANCED ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.14700       $ 1.19278                0
  1/1/2004 to 12/31/2004                                     $ 1.19278       $ 1.30547           65,683
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.10203       $ 1.13549           15,405
  1/1/2004 to 12/31/2004                                     $ 1.13549       $ 1.21814           17,182
SP DAVIS VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.16951       $ 1.24728                0
  1/1/2004 to 12/31/2004                                     $ 1.24728       $ 1.38273                0
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.22141       $ 1.28895                0
  1/1/2004 to 12/31/2004                                     $ 1.28895       $ 1.53268                0
SP GROWTH ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.18274       $ 1.23860                0
  1/1/2004 to 12/31/2004                                     $ 1.23860       $ 1.37963            5,702
SP LARGE CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.13351       $ 1.21326                0
  1/1/2004 to 12/31/2004                                     $ 1.21326       $ 1.40752                0
SP LSV INTERNATIONAL VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.13218       $ 1.23267                0
  1/1/2004 to 12/31/2004                                     $ 1.23267       $ 1.40640                0



---------------


*  Date that this annuity was first offered.

                           STRATEGIC PARTNERS PLUS 3

ACCUMULATION UNIT VALUES (CONTINUED): BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                                           ACCUMULATION    ACCUMULATION        NUMBER OF
                                                           UNIT VALUE AT   UNIT VALUE AT   ACCUMULATION UNITS
                                                           BEGINNING OF       END OF          OUTSTANDING
                                                              PERIOD          PERIOD        AT END OF PERIOD
                                                           -------------   -------------   ------------------
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.14369       $ 1.20608                0
  1/1/2004 to 12/31/2004                                     $ 1.20608       $ 1.33544                0
SP MID CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.14369       $ 1.33798                0
  1/1/2004 to 12/31/2004                                     $ 1.33798       $ 1.57590                0
SP PIMCO HIGH YIELD PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.16054       $ 1.19699           34,358
  1/1/2004 to 12/31/2004                                     $ 1.19699       $ 1.28928           96,025
SP PIMCO TOTAL RETURN PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.02883       $ 1.04577                0
  1/1/2004 to 12/31/2004                                     $ 1.04577       $ 1.08469           72,530
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.35353       $ 1.36507                0
  1/1/2004 to 12/31/2004                                     $ 1.36507       $ 1.63250                0
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.28929       $ 1.30057                0
  1/1/2004 to 12/31/2004                                     $ 1.30057       $ 1.26944                0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.14407       $ 1.19257                0
  1/1/2004 to 12/31/2004                                     $ 1.19257       $ 1.29935                0
SP TECHNOLOGY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.32497       $ 1.33906                0
  1/1/2004 to 12/31/2004                                     $ 1.33906       $ 1.31919                0
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.26298       $ 1.34972                0
  1/1/2004 to 12/31/2004                                     $ 1.34972       $ 1.54968                0
EVERGREEN VA FOUNDATION FUND
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.08220       $ 1.12509                0
  1/1/2004 to 12/31/2004                                     $ 1.12509       $ 1.17840                0
EVERGREEN VA FUND
-------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                  $ 9.92201       $10.34209            1,144
  1/1/2004 to 12/31/2004                                     $10.34209       $11.04420            1,143
EVERGREEN VA GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                  $ 9.91857       $10.39708                0
  1/1/2004 to 12/31/2004                                     $10.39708       $11.18687              536
EVERGREEN VA GROWTH FUND
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.32441       $ 1.34951                0
  1/1/2004 to 12/31/2004                                     $ 1.34951       $ 1.51382                0
EVERGREEN VA INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                  $ 9.98992       $10.44212                0
  1/1/2004 to 12/31/2004                                     $10.44212       $12.26411            7,490
EVERGREEN VA OMEGA FUND
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.29915       $ 1.33535            2,728
  1/1/2004 to 12/31/2004                                     $ 1.33535       $ 1.41046            2,726
EVERGREEN VA SPECIAL VALUES FUND
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.17827       $ 1.25143            9,106
  1/1/2004 to 12/31/2004                                     $ 1.25143       $ 1.48416           68,433
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
-------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                  $ 1.19640       $ 1.24493                0
  1/1/2004 to 12/31/2004                                     $ 1.24493       $ 1.27810                0



---------------



*  Date that this annuity was first offered.



** Date that the fund first became available within this annuity.

                        STRATEGIC PARTNERS ANNUITY ONE 3


ACCUMULATION UNIT VALUES: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT; CONTRACT WITHOUT CREDIT (1.65)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
JENNISON PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.18188         $1.23707               8,644
  1/1/2004 to 12/31/2004                                      $1.23707         $1.33430             102,004
PRUDENTIAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.17468         $1.25467              23,285
  1/1/2004 to 12/31/2004                                      $1.25467         $1.35675              26,319
PRUDENTIAL GLOBAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.20330         $1.28183              25,247
  1/1/2004 to 12/31/2004                                      $1.28183         $1.38198               6,661
PRUDENTIAL MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $0.99356         $0.99219              11,391
  1/1/2004 to 12/31/2004                                      $0.99219         $0.98618              14,376
PRUDENTIAL STOCK INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.15053         $1.22123              52,521
  1/1/2004 to 12/31/2004                                      $1.22123         $1.32700             281,056
PRUDENTIAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.12669         $1.22106              35,055
  1/1/2004 to 12/31/2004                                      $1.22106         $1.39723             304,704
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.21215         $1.27619                   0
  1/1/2004 to 12/31/2004                                      $1.27619         $1.44070              17,429
SP AIM AGGRESSIVE GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.18566         $1.21864               4,725
  1/1/2004 to 12/31/2004                                      $1.21864         $1.34106              17,357
SP AIM CORE EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.12213         $1.19327                   0
  1/1/2004 to 12/31/2004                                      $1.19327         $1.27723              41,635
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.13759         $1.17656                   0
  1/1/2004 to 12/31/2004                                      $1.17656         $1.22806              46,253
SP BALANCED ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.14552         $1.19102              37,859
  1/1/2004 to 12/31/2004                                      $1.19102         $1.30170             143,390
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.10056         $1.13376                   0
  1/1/2004 to 12/31/2004                                      $1.13376         $1.21453             117,134
SP DAVIS VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.16804         $1.24544              10,915
  1/1/2004 to 12/31/2004                                      $1.24544         $1.37860             122,204
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.21985         $1.28700              21,736
  1/1/2004 to 12/31/2004                                      $1.28700         $1.52811             131,542
SP GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.18125         $1.23681                   0
  1/1/2004 to 12/31/2004                                      $1.23681         $1.37547           1,076,880
SP LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.13219         $1.21162              13,056
  1/1/2004 to 12/31/2004                                      $1.21162         $1.40351              76,768
SP LSV INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.13084         $1.23097                   0
  1/1/2004 to 12/31/2004                                      $1.23097         $1.40240              81,416



---------------


* Date that this annuity was first offered.

                        STRATEGIC PARTNERS ANNUITY ONE 3

ACCUMULATION UNIT VALUES (CONTINUED):STEP-UP GUARANTEED MINIMUM DEATH BENEFIT;
                                     CONTRACT WITHOUT CREDIT (1.65)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.14214         $1.20421                   0
  1/1/2004 to 12/31/2004                                      $1.20421         $1.33147               2,944
SP MID CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.14214         $1.33593               8,091
  1/1/2004 to 12/31/2004                                      $1.33593         $1.57111              18,261
SP PIMCO HIGH YIELD PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.15917         $1.19539              35,271
  1/1/2004 to 12/31/2004                                      $1.19539         $1.28562             130,324
SP PIMCO TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.02742         $1.04416              16,148
  1/1/2004 to 12/31/2004                                      $1.04416         $1.08148             403,515
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.35197         $1.36323              17,233
  1/1/2004 to 12/31/2004                                      $1.36323         $1.62791              84,738
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.28765         $1.29864                   0
  1/1/2004 to 12/31/2004                                      $1.29864         $1.26580              12,329
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.14262         $1.19082               4,079
  1/1/2004 to 12/31/2004                                      $1.19082         $1.29550              49,598
SP TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.32340         $1.33722                   0
  1/1/2004 to 12/31/2004                                      $1.33722         $1.31561               3,800
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.26136         $1.34770               7,936
  1/1/2004 to 12/31/2004                                      $1.34770         $1.54511              36,689
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $1.19497         $1.24316               8,611
  1/1/2004 to 12/31/2004                                      $1.24316         $1.27441                   0



---------------


* Date that this annuity was first offered.

                           STRATEGIC PARTNERS PLUS 3


ACCUMULATION UNIT VALUES: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT; CONTRACT WITHOUT CREDIT (1.65)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
JENNISON PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.18188        $ 1.23707              0
  1/1/2004 to 12/31/2004                                      $ 1.23707        $ 1.33430              0
PRUDENTIAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.17468        $ 1.25467              0
  1/1/2004 to 12/31/2004                                      $ 1.25467        $ 1.35675              0
PRUDENTIAL GLOBAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.20330        $ 1.28183              0
  1/1/2004 to 12/31/2004                                      $ 1.28183        $ 1.38198              0
PRUDENTIAL MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 0.99356        $ 0.99219              0
  1/1/2004 to 12/31/2004                                      $ 0.99219        $ 0.98618              0
PRUDENTIAL STOCK INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.15053        $ 1.22123              0
  1/1/2004 to 12/31/2004                                      $ 1.22123        $ 1.32700              0
PRUDENTIAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.12669        $ 1.22106              0
  1/1/2004 to 12/31/2004                                      $ 1.22106        $ 1.39723              0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.21215        $ 1.27619              0
  1/1/2004 to 12/31/2004                                      $ 1.27619        $ 1.44070              0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.18566        $ 1.21864              0
  1/1/2004 to 12/31/2004                                      $ 1.21864        $ 1.34106              0
SP AIM CORE EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.12213        $ 1.19327              0
  1/1/2004 to 12/31/2004                                      $ 1.19327        $ 1.27723              0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.13759        $ 1.17656              0
  1/1/2004 to 12/31/2004                                      $ 1.17656        $ 1.22806              0
SP BALANCED ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.14552        $ 1.19102              0
  1/1/2004 to 12/31/2004                                      $ 1.19102        $ 1.30170              0
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.10056        $ 1.13376              0
  1/1/2004 to 12/31/2004                                      $ 1.13376        $ 1.21453              0
SP DAVIS VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.16804        $ 1.24544              0
  1/1/2004 to 12/31/2004                                      $ 1.24544        $ 1.37860              0
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.21985        $ 1.28700              0
  1/1/2004 to 12/31/2004                                      $ 1.28700        $ 1.52811              0
SP GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.18125        $ 1.23681              0
  1/1/2004 to 12/31/2004                                      $ 1.23681        $ 1.37547              0
SP LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.13219        $ 1.21162              0
  1/1/2004 to 12/31/2004                                      $ 1.21162        $ 1.40351              0
SP LSV INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.13084        $ 1.23097              0
  1/1/2004 to 12/31/2004                                      $ 1.23097        $ 1.40240              0



---------------


*  Date that this annuity was first offered.

                           STRATEGIC PARTNERS PLUS 3

ACCUMULATION UNIT VALUES (CONTINUED): STEP-UP GUARANTEED MINIMUM DEATH BENEFIT; CONTRACT WITHOUT CREDIT (1.65)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.14214        $ 1.20421              0
  1/1/2004 to 12/31/2004                                      $ 1.20421        $ 1.33147              0
SP MID CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.14214        $ 1.33593              0
  1/1/2004 to 12/31/2004                                      $ 1.33593        $ 1.57111              0
SP PIMCO HIGH YIELD PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.15917        $ 1.19539              0
  1/1/2004 to 12/31/2004                                      $ 1.19539        $ 1.28562              0
SP PIMCO TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.02742        $ 1.04416              0
  1/1/2004 to 12/31/2004                                      $ 1.04416        $ 1.08148              0
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.35197        $ 1.36323              0
  1/1/2004 to 12/31/2004                                      $ 1.36323        $ 1.62791              0
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.28765        $ 1.29864              0
  1/1/2004 to 12/31/2004                                      $ 1.29864        $ 1.26580              0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.14262        $ 1.19082              0
  1/1/2004 to 12/31/2004                                      $ 1.19082        $ 1.29550              0
SP TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.32340        $ 1.33722              0
  1/1/2004 to 12/31/2004                                      $ 1.33722        $ 1.31561              0
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.26136        $ 1.34770              0
  1/1/2004 to 12/31/2004                                      $ 1.34770        $ 1.54511              0
EVERGREEN VA FOUNDATION FUND
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.08089        $ 1.12349              0
  1/1/2004 to 12/31/2004                                      $ 1.12349        $ 1.17498              0
EVERGREEN VA FUND
----------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                   $ 9.92197        $10.34095              0
  1/1/2004 to 12/31/2004                                      $10.34095        $11.02653              0
EVERGREEN VA GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                   $ 9.91853        $10.39594              0
  1/1/2004 to 12/31/2004                                      $10.39594        $11.16913              0
EVERGREEN VA GROWTH FUND
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.32261        $ 1.34741              0
  1/1/2004 to 12/31/2004                                      $ 1.34741        $ 1.50924              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                   $ 9.98988        $10.44097              0
  1/1/2004 to 12/31/2004                                      $10.44097        $12.24474              0
EVERGREEN VA OMEGA FUND
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.29754        $ 1.33341              0
  1/1/2004 to 12/31/2004                                      $ 1.33341        $ 1.40630              0
EVERGREEN VA SPECIAL VALUES FUND
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.17696        $ 1.24979              0
  1/1/2004 to 12/31/2004                                      $ 1.24979        $ 1.48003              0
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
----------------------------------------------------------------------------------------------------------------
  11/10/2003* to 12/31/2003                                   $ 1.19497        $ 1.24316              0
  1/1/2004 to 12/31/2004                                      $ 1.24316        $ 1.27441              0



---------------



*  Date that this annuity was first offered.



** Date that the fund first became available within this annuity.

                               FEDERAL TAX STATUS

OTHER TAX RULES.

     1.  DIVERSIFICATION

     The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the Contract meet these diversification requirements.

     2.  INVESTOR CONTROL.

     Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

     3.  ENTITY OWNERS.

     Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Contract will not be taxed as an annuity and increases in the value of the Contract over its cost basis will be subject to tax annually.

     4.  PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.

     If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the Contract. Generally, withdrawals are treated as a recovery of your investment in the Contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

     5.  GENERATION-SKIPPING TRANSFERS.


     If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.


                              FINANCIAL STATEMENTS

     The following financial statements describe the financial condition of Pruco Life of New Jersey as well as the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The Pruco Life of New Jersey Flexible Premium Variable Annuity Account includes subaccounts that support the Strategic Partners Annuity One 3 and Strategic Partners Plus 3 contract, as well as subaccounts supporting other variable annuities issued by Pruco Life of New Jersey.

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                              SUBACCOUNTS
                                    -----------------------------------------------------------------------------------------------

                                    PRUDENTIAL     PRUDENTIAL                                PRUDENTIAL
                                       MONEY      DIVERSIFIED   PRUDENTIAL     PRUDENTIAL    HIGH YIELD    PRUDENTIAL   PRUDENTIAL
                                       MARKET         BOND        EQUITY         VALUE          BOND      STOCK INDEX      GLOBAL
                                     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------
ASSETS
  Investment in the
    portfolios, at value ........   $23,122,935   $51,104,745   $41,803,875   $40,694,217   $26,555,179   $57,162,146   $10,248,145
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------
  Net Assets ....................   $23,122,935   $51,104,745   $41,803,875   $40,694,217   $26,555,179   $57,162,146   $10,248,145
                                    ===========   ===========   ===========   ===========   ===========   ===========   ===========

NET ASSETS, representing:
  Accumulation units ............   $23,122,935   $51,104,745   $41,803,875   $40,694,217   $26,555,179   $57,162,146   $10,248,145
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                    $23,122,935   $51,104,745   $41,803,875   $40,694,217   $26,555,179   $57,162,146   $10,248,145
                                    ===========   ===========   ===========   ===========   ===========   ===========   ===========
  Units outstanding .............    20,179,511    32,767,335    25,260,747    20,353,531    17,740,008    34,831,097     7,323,405
                                    ===========   ===========   ===========   ===========   ===========   ===========   ===========
  Portfolio shares held .........     2,312,294     4,530,562     1,873,773     2,041,857     4,899,480     1,826,850       623,746
  Portfolio net asset
    value per share .............   $     10.00   $     11.28   $     22.31   $     19.93   $      5.42   $     31.29   $     16.43
  Investment in portfolio
    shares, at cost .............   $23,122,935   $50,354,967   $52,239,408   $41,599,673   $31,675,518   $61,198,410   $12,122,916


STATEMENT OF OPERATIONS
For the period ended December 31, 2004

                                                                              SUBACCOUNTS
                                    ------------------------------------------------------------------------------------------------
                                    PRUDENTIAL    PRUDENTIAL                                PRUDENTIAL
                                       MONEY      DIVERSIFIED   PRUDENTIAL    PRUDENTIAL    HIGH YIELD    PRUDENTIAL    PRUDENTIAL
                                      MARKET         BOND         EQUITY         VALUE         BOND       STOCK INDEX     GLOBAL
                                     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME
  Dividend income ...............   $   249,992   $ 2,355,957   $   510,479   $   519,755   $ 1,920,284   $   887,175   $    95,939
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------
EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......       360,132       748,347       578,374       521,015       367,583       773,679       137,941
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------
NET INVESTMENT INCOME (LOSS) ....      (110,140)    1,607,610       (67,895)       (1,260)    1,552,701       113,496       (42,002)
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................             0             0             0             0             0       941,938             0
  Realized gain (loss) on
    shares redeemed .............             0        76,048    (2,104,675)     (601,325)     (882,218)     (980,248)     (377,736)
  Net change in unrealized gain
    (loss) on investments ......              0       446,859     5,420,884     5,780,706     1,537,346     4,636,202     1,179,360
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------

NET GAIN (LOSS)
  ON INVESTMENTS ...............              0       522,907     3,316,209     5,179,381       655,128     4,597,892       801,624
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............   $  (110,140)  $ 2,130,517   $ 3,248,314   $ 5,178,121   $ 2,207,829   $ 4,711,388   $   759,622
                                    ===========   ===========   ===========   ===========   ===========   ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

STATEMENT OF NET ASSETS
December 31, 2004

                                                                      SUBACCOUNTS (CONTINUED)
                                    ----------------------------------------------------------------------------------------------
                                                      PRUDENTIAL
                                                         SMALL       T. ROWE PRICE   T. ROWE PRICE
                                      PRUDENTIAL    CAPITALIZATION   INTERNATIONAL      EQUITY           OPCAP           OPCAP
                                       JENNISON          STOCK           STOCK           STOCK          MANAGED        SMALL CAP
                                      PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                    -------------   --------------   -------------   -------------   -------------   -------------
ASSETS
  Investment in the
    portfolios, at value ........   $  51,827,468   $   11,207,858   $   3,416,301   $  16,262,881   $  17,431,423   $  11,096,153
                                    -------------   --------------   -------------   -------------   -------------   -------------
  Net Assets ....................   $  51,827,468   $   11,207,858   $   3,416,301   $  16,262,881   $  17,431,423   $  11,096,153
                                    =============   ==============   =============   =============   =============   =============

NET ASSETS, representing:
  Accumulation units ............   $  51,827,468   $   11,207,858   $   3,416,301   $  16,262,881   $  17,431,423   $  11,096,153
                                    -------------   --------------   -------------   -------------   -------------   -------------
                                    $  51,827,468   $   11,207,858   $   3,416,301   $  16,262,881   $  17,431,423   $  11,096,153
                                    =============   ==============   =============   =============   =============   =============
  Units outstanding .............      33,127,405        5,059,203       2,978,504       8,341,334      11,525,124       5,252,234
                                    =============   ==============   =============   =============   =============   =============
  Portfolio shares held .........       2,857,082          525,450         254,189         727,971         407,943         306,948
  Portfolio net asset
    value per share .............   $       18.14   $        21.33   $       13.44   $       22.34   $       42.73   $       36.15
  Investment in portfolio
    shares, at cost .............   $  66,141,058   $    8,192,361   $   3,377,208   $  13,798,285   $  16,839,834   $   8,038,989


STATEMENT OF OPERATIONS
For the period ended December 31, 2004

                                                                    SUBACCOUNTS (CONTINUED)
                                    ---------------------------------------------------------------------------------------------
                                                      PRUDENTIAL    T. ROWE PRICE   T. ROWE PRICE
                                     PRUDENTIAL          SMALL      INTERNATIONAL      EQUITY           OPCAP           OPCAP
                                      JENNISON      CAPITALIZATION      STOCK           STOCK          MANAGED        SMALL CAP
                                      PORTFOLIO    STOCK PORTFOLIO    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                    -------------  ---------------  -------------   -------------   -------------   -------------
INVESTMENT INCOME
  Dividend income ...............   $     228,548   $      59,007   $      34,876   $     241,096   $     260,312   $       5,010
                                    -------------   -------------   -------------   -------------   -------------   -------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......         721,466         138,573          44,426         215,926         241,386         149,515
                                    -------------   -------------   -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS) ....        (492,918)        (79,566)         (9,550)         25,170          18,926        (144,505)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................               0          37,129               0         353,705               0               0
  Realized gain (loss) on
    shares redeemed .............      (3,120,991)        223,832         (47,667)        199,342         (89,235)        340,264
  Net change in unrealized gain
    (loss) on investments ......        7,526,521       1,697,608         424,176       1,382,038       1,586,272       1,415,979
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET GAIN (LOSS)
  ON INVESTMENTS ...............        4,405,530       1,958,569         376,509       1,935,085       1,497,037       1,756,243
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............   $   3,912,612   $   1,879,003   $     366,959   $   1,960,255   $   1,515,963   $   1,611,738
                                    =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004

                                                                                      SUBACCOUNTS
                                    ------------------------------------------------------------------------------------------------


                                                                              JANUS ASPEN                    MFS       CREDIT SUISSE
                                      AIM V.I.      AIM V.I.    JANUS ASPEN  INTERNATIONAL      MFS        EMERGING     TRUST GLOBAL
                                       CORE         PREMIER       GROWTH         GROWTH      RESEARCH       GROWTH      POST-VENTURE
                                    EQUITY FUND   EQUITY FUND    PORTFOLIO      PORTFOLIO     SERIES        SERIES          FUND
                                    -----------   -----------   -----------  -------------  -----------   -----------  -------------
ASSETS
  Investment in the
    portfolios, at value ........   $ 8,840,033   $14,332,383   $14,207,895   $16,793,245   $ 4,348,047   $12,846,968   $ 2,647,935
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------
  Net Assets ....................   $ 8,840,033   $14,332,383   $14,207,895   $16,793,245   $ 4,348,047   $12,846,968   $ 2,647,935
                                    ===========   ===========   ===========   ===========   ===========   ===========   ===========

NET ASSETS, representing:
  Accumulation units ............   $ 8,840,033   $14,332,383   $14,207,895   $16,793,245   $ 4,348,047   $12,846,968   $ 2,647,935
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                    $ 8,840,033   $14,332,383   $14,207,895   $16,793,245   $ 4,348,047   $12,846,968   $ 2,647,935
                                    ===========   ===========   ===========   ===========   ===========   ===========   ===========

  Units outstanding .............     5,864,292    10,502,551    10,178,594     9,205,986     3,151,383     9,970,085     2,360,192
                                    ===========   ===========   ===========   ===========   ===========   ===========   ===========

  Portfolio shares held .........       391,152       672,882       707,564       617,626       284,186       733,274       237,483
  Portfolio net asset value
    per share ...................   $     22.60   $     21.30   $     20.08   $     27.19   $     15.30   $     17.52   $     11.15
  Investment in portfolio
    shares, at cost .............   $ 9,151,755   $18,265,467   $18,830,437   $16,130,141   $ 5,039,572   $17,361,079   $ 3,376,971

STATEMENT OF OPERATIONS
For the period ended
  December 31, 2004


                                                                               SUBACCOUNTS
                                    ------------------------------------------------------------------------------------------------


                                                                              JANUS ASPEN                    MFS       CREDIT SUISSE
                                      AIM V.I.      AIM V.I.    JANUS ASPEN  INTERNATIONAL      MFS        EMERGING     TRUST GLOBAL
                                       CORE         PREMIER       GROWTH         GROWTH      RESEARCH       GROWTH      POST-VENTURE
                                    EQUITY FUND   EQUITY FUND    PORTFOLIO      PORTFOLIO     SERIES        SERIES          FUND
                                    -----------   -----------   -----------  -------------  -----------   -----------  -------------
INVESTMENT INCOME
  Dividend income ...............   $    84,468   $    65,115   $    20,581   $   142,985   $    46,025   $         0   $         0
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......       125,831       203,667       203,958       221,497        59,141       174,580        35,165
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------

NET INVESTMENT INCOME (LOSS) ....       (41,363)     (138,552)     (183,377)      (78,512)      (13,116)     (174,580)      (35,165)
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................             0             0             0             0             0             0             0
  Realized gain (loss) on
    shares redeemed .............      (136,091)     (761,608)     (960,904)     (227,649)     (212,488)     (891,384)     (206,076)
  Net change in unrealized gain
    (loss) on investments .......       813,498     1,465,239     1,521,412     2,851,893       786,497     2,402,297       620,118
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------

NET GAIN (LOSS)
  ON INVESTMENTS ................       677,407       703,631       560,508     2,624,244       574,009     1,510,913       414,042
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............   $   636,044   $   565,079   $   377,131   $ 2,545,732   $   560,893   $ 1,336,333   $   378,877
                                    ===========   ===========   ===========   ===========   ===========   ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

STATEMENT OF NET ASSETS
December 31, 2004


                                                                     SUBACCOUNTS (CONTINUED)
                                    ----------------------------------------------------------------------------------------------

                                                                                      PRUDENTIAL                      ALLIANCE
                                                                      PRUDENTIAL      DIVERSIFIED                     BERNSTEIN
                                      AMERICAN         FRANKLIN        JENNISON      CONSERVATIVE                      PREMIER
                                     CENTURY VP        TEMPLETON     20/20 FOCUS        GROWTH       DAVIS VALUE        GROWTH
                                     VALUE FUND     SMALL CAP FUND    PORTFOLIO       PORTFOLIO          FUND         PORTFOLIO
                                    -------------   -------------   -------------   -------------   -------------   -------------
ASSETS
  Investment in the
    portfolios, at value ........   $   6,420,892   $   6,243,083   $   6,354,068   $   9,420,164   $   6,011,291   $     929,861
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Net Assets ....................   $   6,420,892   $   6,243,083   $   6,354,068   $   9,420,164   $   6,011,291   $     929,861
                                    =============   =============   =============   =============   =============   =============

NET ASSETS, representing:
  Accumulation units ............   $   6,420,892   $   6,243,083   $   6,354,068   $   9,420,164   $   6,011,291   $     929,861
                                    -------------   -------------   -------------   -------------   -------------   -------------
                                    $   6,420,892   $   6,243,083   $   6,354,068   $   9,420,164   $   6,011,291   $     929,861
                                    =============   =============   =============   =============   =============   =============

  Units outstanding .............       3,504,307       4,098,194       5,297,733       7,365,888       5,858,409       1,611,465
                                    =============   =============   =============   =============   =============   =============

  Portfolio shares held .........         733,816         321,312         513,668         835,121         510,296          40,236
  Portfolio net asset value
    per share ...................   $        8.75   $       19.43   $       12.37   $       11.28   $       11.78   $       23.11
  Investment in portfolio
    shares, at cost .............   $   4,874,741   $   6,827,450   $   6,130,038   $  11,393,922   $   5,189,321   $   1,240,287


STATEMENT OF OPERATIONS
For the period ended
  December 31, 2004

                                                                        SUBACCOUNTS (CONTINUED)
                                    ---------------------------------------------------------------------------------------------

                                                                                      PRUDENTIAL                      ALLIANCE
                                                                      PRUDENTIAL      DIVERSIFIED                     BERNSTEIN
                                      AMERICAN         FRANKLIN        JENNISON      CONSERVATIVE                      PREMIER
                                     CENTURY VP        TEMPLETON     20/20 FOCUS        GROWTH       DAVIS VALUE        GROWTH
                                     VALUE FUND     SMALL CAP FUND    PORTFOLIO       PORTFOLIO          FUND         PORTFOLIO
                                    -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
  Dividend income ...............   $      62,454   $           0   $       5,547   $     294,746   $      47,336   $           0
                                    -------------   -------------   -------------   -------------   -------------   -------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......          84,237          84,959          80,831         132,275          77,991          13,402
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INVESTMENT INCOME (LOSS) ....         (21,783)        (84,959)        (75,284)        162,471         (30,655)        (13,402)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................          48,446               0               0               0               0               0
  Realized gain (loss) on
    shares redeemed .............         160,257        (184,540)        (56,858)       (559,699)         59,291         (85,610)
  Net change in unrealized gain
    (loss) on investments .......         546,529         842,445         939,909       1,118,417         569,646         156,693
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET GAIN (LOSS)
  ON INVESTMENTS ................         755,232         657,905         883,051         558,718         628,937          71,083
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............   $     733,449   $     572,946   $     807,767   $     721,189   $     598,282   $      57,681
                                    =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004
                                                                             SUBACCOUNTS
                                  --------------------------------------------------------------------------------------------------
                                                                            PRUDENTIAL SP
                                  PRUDENTIAL SP               PRUDENTIAL SP  STATE STREET                               JANUS ASPEN
                                     ALLIANCE                 GOLDMAN SACHS    RESEARCH   PRUDENTIAL SP  PRUDENTIAL SP    GROWTH
                                    LARGE CAP   PRUDENTIAL SP   SMALL CAP     SMALL CAP    PIMCO TOTAL    PIMCO HIGH    PORTFOLIO -
                                     GROWTH      DAVIS VALUE      VALUE        GROWTH        RETURN          YIELD        SERVICE
                                    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO       SHARES
                                  -------------  -----------  -------------  -----------  -------------  -------------  -----------
ASSETS
  Investment in the
    portfolios, at value ........  $ 2,493,618   $11,619,685   $15,444,907   $ 2,264,156   $36,696,385   $ 11,517,032   $ 1,654,352
                                   -----------   -----------   -----------   -----------   -----------   ------------   -----------
  Net Assets ....................  $ 2,493,618   $11,619,685   $15,444,907   $ 2,264,156   $36,696,385   $ 11,517,032   $ 1,654,352
                                   ===========   ===========   ===========   ===========   ===========   ============   ===========

NET ASSETS, representing:
  Accumulation units ............  $ 2,493,618   $11,619,685   $15,444,907   $ 2,264,156   $36,696,385   $ 11,517,032   $ 1,654,352
                                   -----------   -----------   -----------   -----------   -----------   ------------   -----------
                                   $ 2,493,618   $11,619,685   $15,444,907   $ 2,264,156   $36,696,385   $ 11,517,032   $ 1,654,352
                                   ===========   ===========   ===========   ===========   ===========   ============   ===========

  Units outstanding .............    2,632,586     9,575,516    10,478,341     2,352,380    30,931,506      8,863,667     1,556,535
                                   ===========   ===========   ===========   ===========   ===========   ============   ===========

  Portfolio shares held .........      377,249     1,058,259       995,803       350,489     3,141,814      1,079,384        83,343
  Portfolio net asset
    value per share .............  $      6.61   $     10.98   $     15.51   $      6.46   $     11.68   $      10.67   $     19.85
  Investment in portfolio
    shares, at cost .............  $ 2,276,128   $ 9,682,769   $12,364,202   $ 2,134,060   $35,548,719   $ 10,997,229   $ 1,538,903


STATEMENT OF OPERATIONS
For the period ended December 31, 2004

                                                                             SUBACCOUNTS
                                  --------------------------------------------------------------------------------------------------
                                                                            PRUDENTIAL SP
                                  PRUDENTIAL SP               PRUDENTIAL SP  STATE STREET                               JANUS ASPEN
                                     ALLIANCE                 GOLDMAN SACHS    RESEARCH   PRUDENTIAL SP  PRUDENTIAL SP    GROWTH
                                    LARGE CAP   PRUDENTIAL SP   SMALL CAP     SMALL CAP    PIMCO TOTAL    PIMCO HIGH    PORTFOLIO -
                                     GROWTH      DAVIS VALUE      VALUE        GROWTH        RETURN          YIELD        SERVICE
                                    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO       SHARES
                                  -------------  -----------  -------------  -----------  -------------  -------------  -----------
INVESTMENT INCOME
Dividend income .................  $         0   $    32,824   $    15,677   $         0   $   621,580   $    607,138   $         0
                                   -----------   -----------   -----------   -----------   -----------   ------------   -----------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......       29,123       140,996       161,076        25,198       477,950        130,400        17,748
                                   -----------   -----------   -----------   -----------   -----------   ------------   -----------

NET INVESTMENT INCOME (LOSS) ....      (29,123)     (108,172)     (145,399)      (25,198)      143,630        476,738       (17,748)
                                   -----------   -----------   -----------   -----------   -----------   ------------   -----------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................            0             0         2,650             0       534,879         63,373             0
  Realized gain (loss) on
    shares redeemed .............       12,997        94,177       163,363         7,139       142,213         35,694         8,252
  Net change in unrealized gain
    (loss) on investments .......      129,320     1,014,266     2,148,374         1,521       386,124        163,229        57,733
                                   -----------   -----------   -----------   -----------   -----------   ------------   -----------

NET GAIN (LOSS)
  ON INVESTMENTS ................      142,317     1,108,443     2,314,387         8,660     1,063,216        262,296        65,985
                                   -----------   -----------   -----------   -----------   -----------   ------------   -----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $   113,194   $ 1,000,271   $ 2,168,988   $   (16,538)  $ 1,206,846   $    739,034   $    48,237
                                   ===========   ===========   ===========   ===========   ===========   ============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      A5

STATEMENT OF NET ASSETS
December 31, 2004
                                                                       SUBACCOUNTS (CONTINUED)
                                   -----------------------------------------------------------------------------------------------

                                                                                    PRUDENTIAL SP
                                    PRUDENTIAL SP   PRUDENTIAL SP   PRUDENTIAL SP     STRATEGIC     PRUDENTIAL SP   SP PRUDENTIAL
                                      LARGE CAP       AIM CORE       MFS CAPITAL       PARTNERS        MID CAP      U.S. EMERGING
                                        VALUE          EQUITY       OPPORTUNITIES   FOCUSED GROWTH     GROWTH          GROWTH
                                      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                    -------------   -------------   -------------   -------------   -------------   -------------
ASSETS
  Investment in the
    portfolios, at value ........   $   5,563,289   $   1,436,733   $     754,862   $   1,307,627   $   4,027,700   $   6,538,099
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Net Assets ....................   $   5,563,289   $   1,436,733   $     754,862   $   1,307,627   $   4,027,700   $   6,538,099
                                    =============   =============   =============   =============   =============   =============

NET ASSETS, representing:
  Accumulation units ............   $   5,563,289   $   1,436,733   $     754,862   $   1,307,627   $   4,027,700   $   6,538,099
                                    -------------   -------------   -------------   -------------   -------------   -------------
                                    $   5,563,289   $   1,436,733   $     754,862   $   1,307,627   $   4,027,700   $   6,538,099
                                    =============   =============   =============   =============   =============   =============

  Units outstanding .............       4,543,097       1,570,182         805,197       1,402,862       4,157,602       5,270,270
                                    =============   =============   =============   =============   =============   =============

  Portfolio shares held .........         481,253         195,208         106,319         186,804         587,985         810,173
  Portfolio net asset
    value per share .............   $       11.56   $        7.36   $        7.10   $        7.00   $        6.85   $        8.07
  Investment in portfolio
    shares, at cost .............   $   4,532,150   $   1,259,578   $     648,975   $   1,148,983   $   3,286,348   $   5,317,184


STATEMENT OF OPERATIONS
For the period ended
 December 31, 2004

                                                                        SUBACCOUNTS (CONTINUED)
                                   -----------------------------------------------------------------------------------------------

                                                                                    PRUDENTIAL SP
                                    PRUDENTIAL SP   PRUDENTIAL SP   PRUDENTIAL SP     STRATEGIC     PRUDENTIAL SP   SP PRUDENTIAL
                                      LARGE CAP       AIM CORE       MFS CAPITAL       PARTNERS        MID CAP      U.S. EMERGING
                                        VALUE          EQUITY       OPPORTUNITIES   FOCUSED GROWTH     GROWTH           GROWTH
                                      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                    -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividend income .................   $      33,637   $       4,570   $       1,120   $           0   $           0   $           0
                                    -------------   -------------   -------------   -------------   -------------   -------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......          67,307          16,296           9,425          15,111          44,196          69,434
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INVESTMENT INCOME (LOSS) ....         (33,670)        (11,726)         (8,305)        (15,111)        (44,196)        (69,434)
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................               0               0               0               0               0             927
  Realized gain (loss) on
    shares redeemed .............         126,564           9,210           2,619          11,807          47,521          56,821
  Net change in unrealized gain
    (loss) on investments .......         628,412          93,065          72,235         110,885         537,146         923,639
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET GAIN (LOSS)
  ON INVESTMENTS ................         754,976         102,275          74,854         122,692         584,667         981,387
                                    -------------   -------------   -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............   $     721,306   $      90,549   $      66,549   $     107,581   $     540,471   $     911,953
                                    =============   =============   =============   =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004
                                                                            SUBACCOUNTS
                                  --------------------------------------------------------------------------------------------------
                                                                                                                       PRUDENTIAL
                                                                                                                           SP
                                  PRUDENTIAL                   PRUDENTIAL    PRUDENTIAL                  PRUDENTIAL     WILLIAM
                                      SP                           SP            SP        PRUDENTIAL        SP          BLAIR
                                      AIM       PRUDENTIAL    CONSERVATIVE    BALANCED         SP        AGGRESSIVE     INTERNA-
                                  AGGRESSIVE        SP           ASSET         ASSET      GROWTH ASSET  GROWTH ASSET     TIONAL
                                    GROWTH      TECHNOLOGY     ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION      GROWTH
                                  PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
ASSETS
  Investment in the
    portfolios, at value ......   $ 1,542,243   $   958,588   $19,171,872   $37,366,920   $24,855,027   $ 3,958,587   $ 3,017,831
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
  Net Assets ..................   $ 1,542,243   $   958,588   $19,171,872   $37,366,920   $24,855,027   $ 3,958,587   $ 3,017,831
                                  ===========   ===========   ===========   ===========   ===========   ===========   ===========

NET ASSETS, representing:
  Accumulation units ..........   $ 1,542,243   $   958,588   $19,171,872   $37,366,920   $24,855,027   $ 3,958,587   $ 3,017,831
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                  $ 1,542,243   $   958,588   $19,171,872   $37,366,920   $24,855,027   $ 3,958,587   $ 3,017,831
                                  ===========   ===========   ===========   ===========   ===========   ===========   ===========

  Units outstanding ...........     1,435,808     1,171,451    16,342,750    30,709,053    20,303,875     3,055,154     2,718,885
                                  ===========   ===========   ===========   ===========   ===========   ===========   ===========

  Portfolio shares held .......       212,430       200,962     1,711,774     3,515,232     2,536,227       440,823       440,559
  Portfolio net asset
    value per share ...........   $      7.26   $      4.77   $     11.20   $     10.63   $      9.80   $      8.98   $      6.85
  Investment in portfolio
    shares, at cost ...........   $ 1,325,882   $   908,560   $17,309,946   $33,143,451   $21,459,179   $ 3,353,051   $ 2,499,110


STATEMENT OF OPERATIONS
For the period ended  December 31, 2004
                                                                            SUBACCOUNTS
                                  --------------------------------------------------------------------------------------------------
                                                                                                                       PRUDENTIAL
                                                                                                                           SP
                                  PRUDENTIAL                   PRUDENTIAL    PRUDENTIAL                  PRUDENTIAL     WILLIAM
                                      SP                           SP            SP        PRUDENTIAL        SP          BLAIR
                                      AIM       PRUDENTIAL    CONSERVATIVE    BALANCED         SP        AGGRESSIVE     INTERNA-
                                  AGGRESSIVE        SP           ASSET         ASSET      GROWTH ASSET  GROWTH ASSET     TIONAL
                                    GROWTH      TECHNOLOGY     ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION      GROWTH
                                  PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME
  Dividend income .............   $         0   $         0   $   149,897   $   151,495   $    53,306   $     1,274   $     3,708
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk and
    for administration ........        18,445        12,480       206,826       379,074       241,954        40,591        31,008
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------

  NET INVESTMENT INCOME (LOSS)        (18,445)      (12,480)      (56,929)     (227,579)     (188,648)      (39,317)      (27,300)
                                  ===========   ===========   ===========   ===========   ===========   ===========   ===========

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ..................             0             0        29,101        13,299             0             0             0
  Realized gain (loss) on
    shares redeemed ...........        11,926       (15,514)       79,906       239,423        59,599        10,121        34,850
  Net change in unrealized gain
    (loss) on investments .....       133,712        14,342     1,117,366     2,832,863     2,377,906       421,397       321,770
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------

  NET GAIN (LOSS)
    ON INVESTMENTS ............       145,638        (1,172)    1,226,373     3,085,585     2,437,505       431,518       356,620
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------

  NET INCREASE (DECREASE) IN
    NET ASSETS RESULTING
    FROM OPERATIONS ...........   $   127,193   $   (13,652)  $ 1,169,444   $ 2,858,006   $ 2,248,857   $   392,201   $   329,320
                                  ===========   ===========   ===========   ===========   ===========   ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

STATEMENT OF NET ASSETS
December 31, 2004
                                                                      SUBACCOUNTS (CONTINUED)
                                  ------------------------------------------------------------------------------------------------


                                   PRUDENTIAL
                                       SP                                   EVERGREEN
                                   LSV INTER-                                   VA         EVERGREEN
                                    NATIONAL     EVERGREEN    EVERGREEN      SPECIAL         INTER-      EVERGREEN    EVERGREEN
                                     VALUE           VA           VA          VALUES        NATIONAL      GROWTH &        VA
                                   PORTFOLIO    GROWTH FUND   OMEGA FUND       FUND       EQUITY FUND   INCOME FUND      FUND
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
ASSETS
  Investment in the
    portfolios, at value ......   $ 3,811,989   $     2,896   $   432,551   $   180,392   $   281,380   $   309,656   $    50,992
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
  Net Assets ..................   $ 3,811,989   $     2,896   $   432,551   $   180,392   $   281,380   $   309,656   $    50,992
                                  ===========   ===========   ===========   ===========   ===========   ===========   ===========

NET ASSETS, representing:
  Accumulation units ..........   $ 3,811,989   $     2,896   $   432,551   $   180,392   $   281,380   $   309,656   $    50,992
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                  $ 3,811,989   $     2,896   $   432,551   $   180,392   $   281,380   $   309,656   $    50,992
                                  ===========   ===========   ===========   ===========   ===========   ===========   ===========

  Units outstanding ...........     3,232,109         1,922       308,139       121,801        22,984        27,752         4,626
                                  ===========   ===========   ===========   ===========   ===========   ===========   ===========

  Portfolio shares held .......       431,221           210        26,701        11,060        22,296        18,699         3,925
  Portfolio net asset
    value per share ...........   $      8.84   $     13.80   $     16.20   $     16.31   $     12.62   $     16.56         12.99
  Investment in portfolio
    shares, at cost ...........   $ 3,140,545   $     2,564   $   387,741   $   159,275   $   241,918   $   281,900        45,187


STATEMENT OF OPERATIONS
For the period ended
 December 31, 2004
                                                                      SUBACCOUNTS (CONTINUED)
                                  ------------------------------------------------------------------------------------------------


                                   PRUDENTIAL
                                       SP                                   EVERGREEN
                                   LSV INTER-                                   VA         EVERGREEN
                                    NATIONAL     EVERGREEN    EVERGREEN      SPECIAL         INTER-      EVERGREEN    EVERGREEN
                                     VALUE           VA           VA          VALUES        NATIONAL      GROWTH &        VA
                                   PORTFOLIO    GROWTH FUND   OMEGA FUND       FUND       EQUITY FUND   INCOME FUND      FUND
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME
  Dividend income .............   $     9,496   $         0   $         0   $     1,634   $     3,149   $     3,524           101
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk and
    for administration ........        41,159            35         6,196         1,361         2,608         3,681           804
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------

  NET INVESTMENT INCOME (LOSS)        (31,663)          (35)       (6,196)          273           541          (157)         (703)
                                  ===========   ===========   ===========   ===========   ===========   ===========   ===========

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ..................             0             0             0         1,327             0             0             0
  Realized gain (loss) on
    shares redeemed ...........        30,567             0          (875)           78           668           656            43
  Net change in unrealized gain
    (loss) on investments .....       453,015           332        23,524        20,638        38,938        24,318         3,813
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------

  NET GAIN (LOSS)
    ON INVESTMENTS ............       483,582           332        22,649        22,043        39,606        24,974         3,856
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------

  NET INCREASE (DECREASE) IN
    NET ASSETS RESULTING
    FROM OPERATIONS ...........   $   451,919   $       297   $    16,453   $    22,316   $    40,147   $    24,817   $     3,153
                                  ===========   ===========   ===========   ===========   ===========   ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      A8

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                          SUBACCOUNTS
                             -------------------------------------------------------------------------------------------------------

                                       PRUDENTIAL                   PRUDENTIAL                                          PRUDENTIAL
                                      MONEY MARKET               DIVERSIFIED BOND             PRUDENTIAL EQUITY            VALUE
                                        PORTFOLIO                    PORTFOLIO                    PORTFOLIO              PORTFOLIO
                             ---------------------------   ---------------------------   ---------------------------   ------------
                              01/01/2004     01/01/2003     01/01/2004      01/01/2003    01/01/2004     01/01/2003     01/01/2004
                                  TO             TO             TO              TO            TO             TO             TO
                              12/31/2004     12/31/2003     12/31/2004      12/31/2003    12/31/2004     12/31/2003     12/31/2004
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income
    (loss) ................  $   (110,140)  $   (203,941)  $  1,607,610   $  1,516,175   $    (67,895)  $   (149,197)  $     (1,260)
  Capital gains distribu-
    tions received ........             0              0              0              0              0              0              0
  Realized gain (loss) on
    shares redeemed .......             0              0         76,048        (26,405)    (2,104,675)    (3,625,107)      (601,325)
  Net change in unrealized
    gain (loss) on
    investments ...........             0              0        446,859      1,891,082      5,420,884     13,459,276      5,780,706
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .........      (110,140)      (203,941)     2,130,517      3,380,852      3,248,314      9,684,972      5,178,121
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
    payments ..............     4,516,447      7,807,561        296,615        167,115      1,684,643      1,335,301      3,150,443
  Surrenders, withdrawals
    and death benefits ....    (3,966,667)   (12,985,240)    (6,434,232)    (5,843,944)    (4,254,694)    (3,493,313)    (3,596,901)
  Net transfers between
    other subaccounts or
    fixed rate option .....    (5,010,507)    (8,404,437)      (736,160)      (924,297)      (797,368)      (705,527)     1,207,501
  Withdrawal and other
    charges ...............        (8,689)       (11,624)       (24,274)       (28,836)       (22,930)       (24,046)       (17,719)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ............    (4,469,416)   (13,593,740)    (6,898,051)    (6,629,962)    (3,390,349)    (2,887,585)       743,324
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........    (4,579,556)   (13,797,681)    (4,767,534)    (3,249,110)      (142,035)     6,797,387      5,921,445

NET ASSETS
  Beginning of period .....    27,702,491     41,500,172     55,872,279     59,121,389     41,945,910     35,148,523     34,772,772
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  End of period ...........  $ 23,122,935   $ 27,702,491   $ 51,104,745   $ 55,872,279   $ 41,803,875   $ 41,945,910   $ 40,694,217
                             ============   ============   ============   ============   ============   ============   ============

  Beginning units .........    23,420,870     34,850,388     37,310,719     41,855,020     27,121,597     29,119,888     18,950,184
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  Units issued ............     9,969,346     49,811,929      1,696,325        957,950      2,216,833      1,795,918      4,095,475
  Units redeemed ..........   (13,210,705)   (61,241,447)    (6,239,709)    (5,502,251)    (4,077,683)    (3,794,209)    (2,692,128)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  Ending units ............    20,179,511     23,420,870     32,767,335     37,310,719     25,260,747     27,121,597     20,353,531
                             ============   ============   ============   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                                                     SUBACCOUNTS (CONTINUED)
                             -----------------------------------------------------------------------------------------------------

                              PRUDENTIAL            PRUDENTIAL                    PRUDENTIAL                   PRUDENTIAL
                                 VALUE            HIGH YIELD BOND                 STOCK INDEX                    GLOBAL
                               PORTFOLIO             PORTFOLIO                     PORTFOLIO                    PORTFOLIO
                             ------------   ---------------------------   ---------------------------   --------------------------
                              01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004    01/01/2003
                                  TO             TO             TO             TO             TO             TO            TO
                              12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004    12/31/2003
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
OPERATIONS
  Net investment income
    (loss) ................  $     50,390   $  1,552,701   $  1,806,860   $    113,496   $     17,641   $    (42,002)  $   (85,140)
  Capital gains distribu-
    tions received ........             0              0              0        941,938      1,649,332              0             0
  Realized gain (loss) on
    shares redeemed .......    (1,786,402)      (882,218)    (1,473,299)      (980,248)    (2,350,276)      (377,736)     (688,748)
  Net change in unrealized
    gain (loss) on
    investments ...........     9,057,693      1,537,346      5,106,231      4,636,202     11,898,553      1,179,360     3,095,722
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .........     7,321,681      2,207,829      5,439,792      4,711,388     11,215,250        759,622     2,321,834
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
    payments ..............       705,575        112,524         66,909      2,916,386      2,253,381        571,114       580,789
  Surrenders, withdrawals
    and death benefits ....    (2,477,153)    (3,114,021)    (2,744,544)    (4,699,600)    (3,765,789)      (734,963)     (613,606)
  Net transfers between
    other subaccounts or
    fixed rate option .....      (932,021)       115,179       (477,787)       254,431        (56,260)       120,538      (180,436)
  Withdrawal and other
    charges ...............       (18,293)       (13,665)       (15,622)       (26,587)       (27,817)        (5,247)       (4,937)
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ............    (2,721,892)    (2,899,983)    (3,171,044)    (1,555,370)    (1,596,485)       (48,558)     (218,190)
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........     4,599,789       (692,154)     2,268,748      3,156,018      9,618,765        711,064     2,103,644

NET ASSETS
  Beginning of period .....    30,172,983     27,247,333     24,978,585     54,006,128     44,387,363      9,537,081     7,433,437
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
  End of period ...........  $ 34,772,772   $ 26,555,179   $ 27,247,333   $ 57,162,146   $ 54,006,128   $ 10,248,145   $ 9,537,081
                             ============   ============   ============   ============   ============   ============   ===========

  Beginning units .........    20,405,954     19,799,210     22,382,842     34,884,910     35,111,061      7,208,008     7,195,966
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
  Units issued ............     1,021,602        989,350        606,347      4,670,697      3,974,089      1,348,973       953,146
  Units redeemed ..........    (2,477,372)    (3,048,552)    (3,189,979)    (4,724,510)    (4,200,240)    (1,233,576)     (941,104)
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
  Ending units ............    18,950,184     17,740,008     19,799,210     34,831,097     34,884,910      7,323,405     7,208,008
                             ============   ============   ============   ============   ============   ============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      A10

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                             SUBACCOUNTS
                             -------------------------------------------------------------------------------------------------------
                                      PRUDENTIAL                   PRUDENTIAL                   T. ROWE PRICE         T. ROWE PRICE
                                       JENNISON            SMALL CAPITALIZATION STOCK        INTERNATIONAL STOCK       EQUITY STOCK
                                       PORTFOLIO                    PORTFOLIO                     PORTFOLIO             PORTFOLIO
                             ---------------------------   ---------------------------   ---------------------------   ------------
                              01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004
                                  TO             TO             TO             TO             TO             TO             TO
                              12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income
    (loss) ................  $   (492,918)  $   (530,943)  $    (79,566)  $    (78,298)  $     (9,550)  $     (4,899)  $     25,170
  Capital gains distri-
    butions received ......             0              0         37,129         56,962              0          2,732        353,705
  Realized gain (loss) on
    shares redeemed .......    (3,120,991)    (4,422,932)       223,832       (151,993)       (47,667)       (40,907)       199,342
  Net change in unrealized
    gain (loss) on
    investments ...........     7,526,521     16,613,212      1,697,608      2,802,855        424,176        899,929      1,382,038
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .........     3,912,612     11,659,337      1,879,003      2,629,526        366,959        856,855      1,960,255
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
    payments ..............     2,027,290      1,600,083         83,979         41,461         13,087          6,243         77,745
  Surrenders, withdrawals
    and death benefits ....    (5,252,337)    (3,858,678)      (933,424)      (876,739)      (215,328)      (258,635)    (1,569,959)
  Net transfers between
    other subaccounts
    or fixed rate option ..    (1,616,886)      (289,215)       655,379       (548,754)       (52,610)      (905,524)       173,226
  Withdrawal and other
    charges ...............       (31,804)       (34,231)        (5,207)        (5,067)        (1,635)        (1,663)        (7,722)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ............    (4,873,737)    (2,582,041)      (199,273)    (1,389,099)      (256,486)    (1,159,579)    (1,326,710)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........      (961,125)     9,077,296      1,679,730      1,240,427        110,473       (302,724)       633,545

NET ASSETS
  Beginning of period .....    52,788,593     43,711,297      9,528,128      8,287,701      3,305,828      3,608,552     15,629,336
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  End of period ...........  $ 51,827,468   $ 52,788,593   $ 11,207,858   $  9,528,128   $  3,416,301   $  3,305,828   $ 16,262,881
                             ============   ============   ============   ============   ============   ============   ============

  Beginning units .........    36,097,018     37,204,603      5,173,062      6,135,629      3,235,934      4,903,303      9,102,966
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  Units issued ............     2,867,022      3,272,322        716,973        165,451        261,128     12,619,149        661,810
  Units redeemed ..........    (5,836,635)    (4,379,907)      (830,832)    (1,128,018)      (518,558)   (14,286,518)    (1,423,442)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  Ending units ............    33,127,405     36,097,018      5,059,203      5,173,062      2,978,504      3,235,934      8,341,334
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                                       SUBACCOUNTS (CONTINUED)
                             ------------------------------------------------------------------------------------------------------
                             T. ROWE PRICE              OPCAP                          OPCAP                      AIM V.I.
                              EQUITY STOCK             MANAGED                       SMALL CAP                  CORE EQUITY
                               PORTFOLIO              PORTFOLIO                      PORTFOLIO                      FUND
                             -------------   ---------------------------   ---------------------------   --------------------------
                               01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003
                                   TO             TO             TO             TO             TO             TO             TO
                               12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------
OPERATIONS
  Net investment income
    (loss) ................   $     41,311   $     18,926   $     76,177   $   (144,505)  $   (120,191)  $    (41,363)  $   (34,253)
  Capital gains distri-
    butions received ......              0              0              0              0              0              0             0
  Realized gain (loss) on
    shares redeemed .......       (236,469)       (89,235)      (527,940)       340,264       (116,223)      (136,091)     (385,561)
  Net change in unrealized
    gain (loss) on
    investments ...........      3,204,943      1,586,272      3,537,687      1,415,979      3,350,213        813,498     2,231,093
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .........      3,009,785      1,515,963      3,085,924      1,611,738      3,113,799        636,044     1,811,279
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
    payments ..............         49,878         52,195         32,323         20,864         15,411         33,652        14,606
  Surrenders, withdrawals
    and death benefits ....     (1,462,196)    (1,890,144)    (1,836,380)    (1,142,162)      (779,655)    (1,109,208)     (885,688)
  Net transfers between
    other subaccounts
    or fixed rate option ..         70,106        (38,625)      (333,865)      (110,729)        22,101       (209,159)     (210,934)
  Withdrawal and other
    charges ...............         (8,189)        (9,182)       (10,562)        (4,411)        (4,594)        (5,491)       (6,185)
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ............     (1,350,401)    (1,885,756)    (2,148,484)    (1,236,438)      (746,737)    (1,290,206)   (1,088,201)
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........      1,659,384       (369,793)       937,440        375,300      2,367,062       (654,162)      723,078

NET ASSETS
  Beginning of period .....     13,969,952     17,801,216     16,863,776     10,720,853      8,353,791      9,494,195     8,771,117
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------
  End of period ...........   $ 15,629,336   $ 17,431,423   $ 17,801,216   $ 11,096,153   $ 10,720,853   $  8,840,033   $ 9,494,195
                              ============   ============   ============   ============   ============   ============   ===========

  Beginning units .........     10,042,004     12,855,102     14,619,795      5,898,630      6,466,386      6,768,151     7,670,433
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------
  Units issued ............        393,383        346,602         83,985        302,040        328,202        161,524        69,752
  Units redeemed ..........     (1,332,421)    (1,676,580)    (1,848,678)      (948,436)      (895,958)    (1,065,383)     (972,034)
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------
  Ending units ............      9,102,966     11,525,124     12,855,102      5,252,234      5,898,630      5,864,292     6,768,151
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                                SUBACCOUNTS
                             -------------------------------------------------------------------------------------------------------
                                       AIM V.I.                    JANUS ASPEN                    JANUS ASPEN               MFS
                                    PREMIER EQUITY                   GROWTH                  INTERNATIONAL GROWTH        RESEARCH
                                         FUND                       PORTFOLIO                      PORTFOLIO              SERIES
                             ---------------------------   ---------------------------   ---------------------------   ------------

                              01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004
                                  TO             TO             TO             TO             TO             TO             TO
                              12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income
    (loss) ................  $   (138,552)  $   (159,853)  $   (183,377)  $   (189,516)  $    (78,512)  $    (24,632)  $    (13,116)
  Capital gains distri-
    butions received ......             0              0              0              0              0              0              0
  Realized gain (loss) on
    shares redeemed .......      (761,608)    (1,460,458)      (960,904)    (1,581,387)      (227,649)    (1,054,278)      (212,488)
  Net change in unrealized
    gain (loss) on
    investments ...........     1,465,239      4,707,572      1,521,412      5,592,977      2,851,893      5,269,122        786,497
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .........       565,079      3,087,261        377,131      3,822,074      2,545,732      4,190,212        560,893
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
    payments ..............        36,987         29,724         46,419         22,248         62,589         33,530         18,159
  Surrenders, withdrawals
    and death benefits ....    (1,462,307)    (1,471,282)    (1,501,841)    (1,412,480)    (1,679,869)    (1,248,431)      (412,547)
  Net transfers between
    other subaccounts
    or fixed rate option ..      (442,060)      (677,725)      (553,507)      (668,209)      (473,692)      (745,479)      (217,360)
  Withdrawal and other
    charges ...............        (8,406)        (9,772)        (9,350)       (10,787)        (8,971)        (9,596)        (2,518)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ............    (1,875,786)    (2,129,055)    (2,018,279)    (2,069,228)    (2,099,943)    (1,969,976)      (614,266)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........    (1,310,707)       958,206     (1,641,148)     1,752,846        445,789      2,220,236        (53,373)

NET ASSETS
  Beginning of period .....    15,643,090     14,684,884     15,849,043     14,096,197     16,347,456     14,127,220      4,401,420
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  End of period ...........  $ 14,332,383   $ 15,643,090   $ 14,207,895   $ 15,849,043   $ 16,793,245   $ 16,347,456   $  4,348,047
                             ============   ============   ============   ============   ============   ============   ============

  Beginning units .........    11,967,897     13,840,981     11,699,007     13,505,230     10,518,221     12,090,799      3,644,208
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  Units issued ............       263,989         99,704        322,227        141,960        427,385        337,402         76,631
  Units redeemed ..........    (1,729,335)    (1,972,788)    (1,842,640)    (1,948,183)    (1,739,620)    (1,909,980)      (569,456)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  Ending units ............    10,502,551     11,967,897     10,178,594     11,699,007      9,205,986     10,518,221      3,151,383
                             ============   ============   ============   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                                                   SUBACCOUNTS (CONTINUED)
                             -----------------------------------------------------------------------------------------------------
                                  MFS                    MFS               CREDIT SUISSE TRUST GLOBAL        AMERICAN CENTURY
                               RESEARCH            EMERGING GROWTH                POST-VENTURE                   VP VALUE
                                SERIES                 SERIES                         FUND                         FUND
                             ------------   ---------------------------   ---------------------------   --------------------------

                              01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003
                                  TO             TO             TO             TO             TO             TO             TO
                              12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
OPERATIONS
  Net investment income
    (loss) ................  $    (29,550)  $   (174,580)  $   (167,757)  $    (35,165)  $    (30,918)  $    (21,783)  $   (15,544)
  Capital gains distri-
    butions received ......             0              0              0              0              0         48,446             0
  Realized gain (loss) on
    shares redeemed .......      (407,907)      (891,384)    (1,316,564)      (206,076)      (215,600)       160,257       (18,655)
  Net change in unrealized
    gain (loss) on
    investments ...........     1,313,742      2,402,297      4,483,050        620,118      1,182,494        546,529     1,370,014
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .........       876,285      1,336,333      2,998,729        378,877        935,976        733,449     1,335,815
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
    payments ..............         9,789         29,992         24,683         12,726          4,484         53,848        16,326
  Surrenders, withdrawals
    and death benefits ....      (536,366)    (1,013,521)      (931,468)      (297,766)      (210,084)      (597,644)     (660,729)
  Net transfers between
    other subaccounts
    or fixed rate option ..      (151,850)      (557,231)      (398,121)       (19,316)      (964,332)       156,441      (223,134)
  Withdrawal and other
    charges ...............        (2,927)        (8,013)        (9,239)        (1,598)        (1,651)        (2,873)       (2,991)
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ............      (681,354)    (1,548,773)    (1,314,145)      (305,954)    (1,171,583)      (390,228)     (870,528)
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........       194,931       (212,440)     1,684,584         72,923       (235,607)       343,221       465,287

NET ASSETS
  Beginning of period .....     4,206,489     13,059,408     11,374,824      2,575,012      2,810,619      6,077,671     5,612,384
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
  End of period ...........  $  4,401,420   $ 12,846,968   $ 13,059,408   $  2,647,935   $  2,575,012   $  6,420,892   $ 6,077,671
                             ============   ============   ============   ============   ============   ============   ===========

  Beginning units .........     4,282,812     11,293,408     12,633,277      2,670,554      4,635,815      3,736,023     4,393,795
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
  Units issued ............        46,945        318,265        183,810        159,012     13,743,718        333,448       195,746
  Units redeemed ..........      (685,549)    (1,641,588)    (1,523,679)      (469,374)   (15,708,979)      (565,164)     (853,518)
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
  Ending units ............     3,644,208      9,970,085     11,293,408      2,360,192      2,670,554      3,504,307     3,736,023
                             ============   ============   ============   ============   ============   ============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                           SUBACCOUNTS
                             -------------------------------------------------------------------------------------------------------
                                  FRANKLIN TEMPLETON               PRUDENTIAL                     PRUDENTIAL              DAVIS
                                       SMALL CAP                 JENNISON 20/20            DIVERSIFIED CONSERVATIVE       VALUE
                                         FUND                    FOCUS PORTFOLIO               GROWTH PORTFOLIO            FUND
                             ---------------------------   ---------------------------   ---------------------------   ------------

                              01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004
                                  TO             TO             TO             TO             TO             TO             TO
                              12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income
    (loss) ................  $    (84,959)  $    (75,500)  $    (75,284)  $    (60,773)  $    162,471   $    294,747   $    (30,655)
  Capital gains distri-
    butions received ......             0              0              0              0              0              0              0
  Realized gain (loss) on
    shares redeemed .......      (184,540)      (428,888)       (56,858)       (91,875)      (559,699)       385,848         59,291
  Net change in unrealized
    gain (loss) on
    investments ...........       842,445      2,162,953        939,909      1,431,943      1,118,417      1,003,535        569,646
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .........       572,946      1,658,565        807,767      1,279,295        721,189      1,684,130        598,282
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
    payments ..............        10,623         21,550         27,775         53,031        169,362         18,746         26,840
  Surrenders, withdrawals
    and death benefits ....      (495,883)      (405,474)      (404,320)      (336,877)    (1,192,909)    (1,393,860)      (398,458)
  Net transfers between
    other subaccounts
    or fixed rate option ..      (107,599)      (107,595)        80,287       (252,402)       124,745        158,417        389,638
  Withdrawal and other
    charges ...............        (3,483)        (3,651)        (2,927)        (3,209)        (4,259)        (4,623)        (1,844)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ............      (596,342)      (495,170)      (299,185)      (539,457)      (903,061)    (1,221,320)        16,176
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........       (23,396)     1,163,395        508,582        739,838       (181,872)       462,810        614,458

NET ASSETS
  Beginning of period .....     6,266,479      5,103,084      5,845,486      5,105,648      9,602,036      9,139,226      5,396,833
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  End of period ...........  $  6,243,083   $  6,266,479   $  6,354,068   $  5,845,486   $  9,420,164   $  9,602,036   $  6,011,291
                             ============   ============   ============   ============   ============   ============   ============

  Beginning units .........     4,535,998      5,004,695      5,572,462      6,206,381      8,112,186      9,257,448      5,826,356
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  Units issued ............       353,732        207,909        366,499        228,512        789,628        519,135        733,615
  Units redeemed ..........      (791,536)      (676,606)      (641,228)      (862,431)    (1,535,926)    (1,664,397)      (701,562)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  Ending units ............     4,098,194      4,535,998      5,297,733      5,572,462      7,365,888      8,112,186      5,858,409
                             ============   ============   ============   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                                                 SUBACCOUNTS (CONTINUED)
                             -----------------------------------------------------------------------------------------------------
                                DAVIS            ALLIANCE BERNSTEIN               PRUDENTIAL SP                PRUDENTIAL SP
                                VALUE             PREMIER GROWTH           ALLIANCE LARGE CAP GROWTH            DAVIS VALUE
                                 FUND               PORTFOLIO                     PORTFOLIO                      PORTFOLIO
                             ------------   ---------------------------   ---------------------------   --------------------------

                              01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003
                                  TO             TO             TO             TO             TO             TO             TO
                              12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
OPERATIONS
  Net investment income
    (loss) ................  $    (29,282)  $    (13,402)  $    (13,659)  $    (29,123)  $    (14,293)  $   (108,172)  $   (48,778)
  Capital gains distri-
    butions received ......             0              0              0              0              0              0             0
  Realized gain (loss) on
    shares redeemed .......       (99,831)       (85,610)      (135,201)        12,997         (4,394)        94,177         9,048
  Net change in unrealized
    gain (loss) on
    investments ...........     1,308,031        156,693        339,380        129,320        201,116      1,014,266     1,222,517
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .........     1,178,918         57,681        190,520        113,194        182,429      1,000,271     1,182,787
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
    payments ..............        14,514          1,004          4,335        917,077        609,370      3,624,458     2,313,625
  Surrenders, withdrawals
    and death benefits ....      (471,955)      (101,042)      (129,423)       (98,494)       (41,302)      (316,358)     (124,635)
  Net transfers between
    other subaccounts
    or fixed rate option ..       355,877        (42,569)        (2,639)       137,696        143,038        735,035       370,190
  Withdrawal and other
    charges ...............        (1,823)          (404)          (458)          (282)          (199)        (2,437)       (1,060)
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ............      (103,387)      (143,011)      (128,185)       955,997        710,907      4,040,698     2,558,120
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........     1,075,531        (85,330)        62,335      1,069,191        893,336      5,040,969     3,740,907

NET ASSETS
  Beginning of period .....     4,321,302      1,015,191        952,856      1,424,427        531,091      6,578,716     2,837,809
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
  End of period ...........  $  5,396,833   $    929,861   $  1,015,191   $  2,493,618   $  1,424,427   $ 11,619,685   $ 6,578,716
                             ============   ============   ============   ============   ============   ============   ===========

  Beginning units .........     5,969,010      1,879,915      2,146,950      1,820,554      1,061,707      6,373,711     3,811,760
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
  Units issued ............       820,528        111,246        123,338      1,263,083        920,773      4,413,686     3,064,787
  Units redeemed ..........      (963,182)      (379,696)      (390,373)      (451,051)      (161,926)    (1,211,881)     (502,836)
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
  Ending units ............     5,826,356      1,611,465      1,879,915      2,632,586      1,820,554      9,575,516     6,373,711
                             ============   ============   ============   ============   ============   ============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      A16

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                             SUBACCOUNTS
                             -------------------------------------------------------------------------------------------------------
                                                                                                                      PRUDENTIAL SP
                                    PRUDENTIAL SP               PRUDENTIAL SP                  PRUDENTIAL SP              PIMCO
                               GOLDMAN SACHS SMALL CAP         STATE STREET RESEARCH         PIMCO TOTAL RETURN         HIGH YIELD
                                   VALUE PORTFOLIO          SMALL CAP GROWTH PORTFOLIO            PORTFOLIO             PORTFOLIO
                             ---------------------------   ---------------------------   ---------------------------   ------------
                              01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004
                                  TO             TO             TO             TO             TO             TO             TO
                              12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income
   (loss) .................  $   (145,399)  $    (61,816)  $    (25,198)  $     (9,625)  $    143,630   $    262,468   $    476,738
  Capital gains distributions
    received ..............         2,650              0              0              0        534,879        537,923         63,373
  Realized gain (loss) on
    shares redeemed .......       163,363        (22,917)         7,139          4,228        142,213        112,735         35,694
  Net change in unrealized
    gain (loss) on
    investments ...........     2,148,374      1,357,374          1,521        189,047        386,124        103,948        163,229
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .........     2,168,988      1,272,641        (16,538)       183,650      1,206,846      1,017,074        739,034
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
Contract owner net
  payments ................     6,567,256      1,893,276      1,132,178        313,029     10,562,148      6,050,527      5,533,672
  Surrenders, withdrawals
    and death benefits ....      (578,726)      (233,883)       (46,915)       (27,592)    (2,604,037)    (1,531,793)      (394,066)
  Net transfers between
    other subaccounts
    or fixed rate option ..       910,479        327,676        135,093        168,124        121,313      1,721,230        694,227
  Withdrawal and other
    charges ...............        (2,914)        (1,308)          (367)          (194)        (9,667)        (8,343)        (1,789)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ............     6,896,095      1,985,761      1,219,989        453,367      8,069,757      6,231,621      5,832,044
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........     9,065,083      3,258,402      1,203,451        637,017      9,276,603      7,248,695      6,571,078

NET ASSETS
  Beginning of period .....     6,379,824      3,121,422      1,060,705        423,688     27,419,782     20,171,087      4,945,954
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  End of period ...........  $ 15,444,907   $  6,379,824   $  2,264,156   $  1,060,705   $ 36,696,385   $ 27,419,782   $ 11,517,032
                             ============   ============   ============   ============   ============   ============   ============

  Beginning units .........     5,281,710      3,473,619      1,332,566        830,654     23,027,676     17,327,700      4,059,124
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  Units issued ............     6,464,004      2,404,263      1,284,300        628,958     14,420,691      9,779,503      6,173,187
  Units redeemed ..........    (1,267,373)      (596,172)      (264,486)      (127,046)    (6,516,861)    (4,079,527)    (1,368,644)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  Ending units ............    10,478,341      5,281,710      2,352,380      1,332,566     30,931,506     23,027,676      8,863,667
                             ============   ============   ============   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                                              SUBACCOUNTS (CONTINUED)
                             ------------------------------------------------------------------------------------------------------
                             PRUDENTIAL SP
                                 PIMCO                JANUS                      PRUDENTIAL SP                  PRUDENTIAL SP
                               HIGH YIELD          ASPEN GROWTH                 LARGE CAP VALUE                AIM CORE EQUITY
                               PORTFOLIO      PORTFOLIO-SERVICE SHARES             PORTFOLIO                      PORTFOLIO
                             -------------   ---------------------------   ---------------------------   --------------------------
                               01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003
                                   TO             TO             TO             TO             TO             TO             TO
                               12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------
OPERATIONS
  Net investment income
   (loss) .................   $    180,927   $    (17,748)  $     (5,540)  $    (33,670)  $    (37,045)  $    (11,726)  $    (7,622)
  Capital gains distri-
    butions received ......              0              0              0              0              0              0             0
  Realized gain (loss) on
    shares redeemed .......         18,617          8,252          2,438        126,564        (18,783)         9,210          (569)
  Net change in unrealized
    gain (loss) on
    investments ...........        395,575         57,733         99,196        628,412        665,784         93,065       141,129
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .........        595,119         48,237         96,094        721,306        609,956         90,549       132,938
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
Contract owner net
  payments ................      2,027,405      1,090,948        221,938      1,358,575        864,109        531,182       172,237
  Surrenders, withdrawals
    and death benefits ....       (168,730)       (32,214)       (13,279)      (531,615)      (135,581)       (40,575)      (13,758)
  Net transfers between
    other subaccounts
    or fixed rate option ..        477,801        (20,755)        41,474        522,003        214,731         62,598        48,495
  Withdrawal and other
    charges ...............           (691)          (175)           (88)        (1,200)          (617)          (220)         (123)
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ............      2,335,785      1,037,804        250,045      1,347,763        942,642        552,985       206,851
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........      2,930,904      1,086,041        346,139      2,069,069      1,552,598        643,534       339,789

NET ASSETS
  Beginning of period .....      2,015,050        568,311        222,172      3,494,220      1,941,622        793,199       453,410
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------
  End of period ...........   $  4,945,954   $  1,654,352   $    568,311   $  5,563,289   $  3,494,220   $  1,436,733   $   793,199
                              ============   ============   ============   ============   ============   ============   ===========

  Beginning units .........      1,975,328        754,626        488,938      3,471,011      2,520,843      1,090,436       826,264
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------
  Units issued ............      2,648,453        981,707        347,102      1,922,145      1,272,132        616,392       300,607
  Units redeemed ..........       (564,657)      (179,798)       (81,414)      (850,059)      (321,964)      (136,646)      (36,435)
                              ------------   ------------   ------------   ------------   ------------   ------------   -----------
  Ending units ............      4,059,124      1,556,535        754,626      4,543,097      3,471,011      1,570,182     1,090,436
                              ============   ============   ============   ============   ============   ============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                              SUBACCOUNTS
                             -------------------------------------------------------------------------------------------------------

                                                                                                                       SP PRUDENTIAL
                                   PRUDENTIAL SP                 PRUDENTIAL SP                  PRUDENTIAL SP          U.S. EMERGING
                                    MFS CAPITAL                STRATEGIC PARTNERS               MID CAP GROWTH            GROWTH
                               OPPORTUNITIES PORTFOLIO      FOCUSED GROWTH PORTFOLIO               PORTFOLIO             PORTFOLIO
                             ---------------------------   ---------------------------   ---------------------------   ------------
                              01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004
                                  TO             TO             TO             TO             TO             TO             TO
                              12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income
    (loss) ................  $     (8,305)  $     (4,090)  $    (15,111)  $     (7,851)  $    (44,196)  $    (17,165)  $    (69,434)
  Capital gains distri-
    butions received ......             0              0              0              0              0              0            927
  Realized gain (loss) on
    shares redeemed .......         2,619           (933)        11,807            157         47,521          4,890         56,821
  Net change in unrealized
    gain (loss) on
    investments ...........        72,235         73,263        110,885        122,498        537,146        375,316        923,639
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .........        66,549         68,240        107,581        114,804        540,471        363,041        911,953
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------


CONTRACT OWNER TRANSACTIONS
  Contract owner net
    payments ..............       213,634        147,998        418,362        152,636      1,269,202        514,745      2,789,061
  Surrenders, withdrawals
    and death benefits ....       (26,278)       (12,649)       (84,302)       (27,948)      (167,946)       (37,698)      (168,706)
  Net transfers between
    other subaccounts or
    fixed rate option .....        48,189         57,751        110,956        144,399        391,719        495,508        307,052
  Withdrawal and other
    charges ...............          (231)          (100)          (228)           (81)          (799)          (258)        (2,217)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ............       235,314        193,000        444,788        269,006      1,492,176        972,297      2,925,190
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........       301,863        261,240        552,369        383,810      2,032,647      1,335,338      3,837,143


NET ASSETS
  Beginning of period .....       452,999        191,759        755,258        371,448      1,995,053        659,715      2,700,956
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  End of period ...........  $    754,862   $    452,999   $  1,307,627   $    755,258   $  4,027,700   $  1,995,053   $  6,538,099
                             ============   ============   ============   ============   ============   ============   ============
Beginning units ...........       605,142        383,298      1,048,670        726,182      3,011,355      1,602,153      3,234,105
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  Units issued ............       299,416        264,412        694,073        443,435      1,917,065      1,611,944      2,858,488
  Units redeemed ..........       (99,361)       (42,568)      (339,881)      (120,947)      (770,818)      (202,742)      (822,323)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
  Ending units ............       805,197        605,142      1,402,862      1,048,670      4,157,602      3,011,355      5,270,270
                             ============   ============   ============   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                                                  SUBACCOUNTS (CONTINUED)
                             -----------------------------------------------------------------------------------------------------

                             SP PRUDENTIAL
                             U.S. EMERGING        PRUDENTIAL SP                  PRUDENTIAL SP                 PRUDENTIAL SP
                                GROWTH           AIM AGGRESSIVE                   TECHNOLOGY                CONSERVATIVE ASSET
                               PORTFOLIO         GROWTH PORTFOLIO                  PORTFOLIO               ALLOCATION PORTFOLIO
                             ------------   ---------------------------   ---------------------------   --------------------------
                              01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003
                                  TO             TO             TO             TO             TO             TO             TO
                              12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
OPERATIONS
  Net investment income
    (loss) ................  $    (21,799)  $    (18,445)  $     (6,835)  $    (12,480)  $     (4,225)  $    (56,929)  $   (10,894)
  Capital gains distri-
    butions received ......             0              0              0              0              0         29,101         6,598
  Realized gain (loss) on
    shares redeemed .......          (543)        11,926          1,600        (15,514)         7,632         79,906        33,195
  Net change in unrealized
    gain (loss) on
    investments ...........       446,940        133,712        116,292         14,342         87,925      1,117,366       794,588
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .........       424,598        127,193        111,057        (13,652)        91,332      1,169,444       823,487
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------


CONTRACT OWNER TRANSACTIONS
  Contract owner net
    payments ..............       967,903        719,665        345,077        324,221        118,071      8,510,681     2,590,733
  Surrenders, withdrawals
    and death benefits ....       (47,996)       (48,464)       (34,711)       (90,365)       (42,031)      (257,589)     (311,146)
  Net transfers between
    other subaccounts or
    fixed rate option .....       594,679          1,763         73,845        204,518        175,134      1,334,747     1,227,665
  Withdrawal and other
    charges ...............          (436)          (249)          (143)          (238)          (106)        (3,033)       (1,292)
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ............     1,514,150        672,715        384,068        438,136        251,068      9,584,806     3,505,960
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........     1,938,748        799,908        495,125        424,484        342,400     10,754,250     4,329,447


NET ASSETS
  Beginning of period .....       762,208        742,335        247,210        534,104        191,704      8,417,622     4,088,175
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
  End of period ...........  $  2,700,956   $  1,542,243   $    742,335   $    958,588   $    534,104   $ 19,171,872   $ 8,417,622
                             ============   ============   ============   ============   ============   ============   ===========
Beginning units ...........     1,566,735        926,968        479,715        786,256        462,922      7,914,672     4,472,764
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
  Units issued ............     1,996,749        654,488        566,271        991,471        608,718      9,803,898     4,541,901
  Units redeemed ..........      (329,379)      (145,648)      (119,018)      (606,276)      (285,384)    (1,375,820)   (1,099,993)
                             ------------   ------------   ------------   ------------   ------------   ------------   -----------
  Ending units ............     3,234,105      1,435,808        926,968      1,171,451        786,256     16,342,750     7,914,672
                             ============   ============   ============   ============   ============   ============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                                 SUBACCOUNTS
                                            ----------------------------------------------------------------------------------------

                                                  PRUDENTIAL SP                  PRUDENTIAL SP                  PRUDENTIAL SP
                                                  BALANCED ASSET                  GROWTH ASSET            AGGRESSIVE GROWTH ASSET
                                               ALLOCATION PORTFOLIO           ALLOCATION PORTFOLIO         ALLOCATION PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                             01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003
                                                 TO             TO             TO             TO             TO             TO
                                             12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income
    (loss) ............................     $   (227,579)  $    (51,777)  $   (188,648)  $    (49,809)  $    (39,317)  $    (10,514)
  Capital gains distri-
    butions received ..................           13,299              0              0              0              0              0
  Realized gain (loss) on
    shares redeemed ...................          239,423         33,566         59,599         59,439         10,121          3,280
  Net change in unrealized
    gain (loss) on
    investments .......................        2,832,863      1,561,464      2,377,906      1,299,076        421,397        205,976
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .....................        2,858,006      1,543,253      2,248,857      1,308,706        392,201        198,742
                                            ------------   ------------   ------------   ------------   ------------   ------------


CONTRACT OWNER TRANSACTIONS
  Contract owner net
    payments ..........................       17,786,940      6,156,063     13,245,639      2,758,465      1,961,942        787,963
  Surrenders, withdrawals
    and death benefits ................       (1,177,324)      (262,030)      (503,991)      (295,396)       (20,076)       (54,085)
  Net transfers between
    other subaccounts or
    fixed rate option .................        4,118,231      1,692,621      2,043,868        934,383        173,200        271,679
  Withdrawal and other
    charges ...........................           (6,768)        (1,204)        (4,541)        (1,611)          (958)          (166)
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ........................       20,721,079      7,585,450     14,780,975      3,395,841      2,114,108      1,005,391
                                            ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS .......................       23,579,085      9,128,703     17,029,832      4,704,547      2,506,309      1,204,133


NET ASSETS
  Beginning of period .................       13,787,835      4,659,132      7,825,195      3,120,648      1,452,278        248,145
                                            ------------   ------------   ------------   ------------   ------------   ------------
  End of period .......................     $ 37,366,920   $ 13,787,835   $ 24,855,027   $  7,825,195   $  3,958,587   $  1,452,278
                                            ============   ============   ============   ============   ============   ============

  Beginning units .....................       13,243,672      5,851,958      8,135,275      4,541,886      1,399,916        413,163
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Units issued ........................       20,446,173      8,617,136     12,878,275      4,891,697      1,822,643      1,083,909
  Units redeemed ......................       (2,980,792)    (1,225,422)      (709,675)    (1,298,308)      (167,405)       (97,156)
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Ending units ........................       30,709,053     13,243,672     20,303,875      8,135,275      3,055,154      1,399,916
                                            ============   ============   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                                                   SUBACCOUNTS (CONTINUED)
                              -----------------------------------------------------------------------------------------------------

                                      PRUDENTIAL SP                 PRUDENTIAL SP
                               WILLIAM BLAIR INTERNATIONAL        LSV INTERNATIONAL        EVERGREEN VA          EVERGREEN VA
                                    GROWTH PORTFOLIO               VALUE PORTFOLIO         GROWTH FUND            OMEGA FUND
                               ---------------------------   ---------------------------   ------------   -------------------------
                                01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2004     01/01/2003
                                    TO             TO             TO             TO             TO             TO             TO
                                12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2004     12/31/2003
                               ------------   ------------   ------------   ------------   ------------   -----------   -----------
OPERATIONS
  Net investment income
    (loss) ................... $    (27,300)  $    (12,602)  $    (31,663)  $     (9,289)  $        (35)  $    (6,196)  $      (957)
  Capital gains distri-
    butions received .........            0              0              0              0              0             0             0
  Realized gain (loss) on
    shares redeemed ..........       34,850         58,171         30,567         45,645              0          (875)          190
  Net change in unrealized
    gain (loss) on
    investments ..............      321,770        292,696        453,015        295,649            332        23,524        21,286
                               ------------   ------------   ------------   ------------   ------------   -----------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS ............      329,320        338,265        451,919        332,005            297        16,453        20,519
                               ------------   ------------   ------------   ------------   ------------   -----------   -----------


CONTRACT OWNER TRANSACTIONS
  Contract owner net
    payments .................    1,040,154        446,849      1,549,404        664,596          2,599       194,326       110,413
  Surrenders, withdrawals
    and death benefits .......     (150,522)       (49,498)      (113,960)       (32,812)             0        (1,045)         (419)
  Net transfers between
    other subaccounts or
    fixed rate option ........      454,670        123,555        222,761         39,407              0        92,353             0
  Withdrawal and other
    charges ..................         (451)          (353)          (654)          (361)             0           (49)            0
                               ------------   ------------   ------------   ------------   ------------   -----------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ...............    1,343,851        520,553      1,657,551        670,830          2,599       285,585       109,994
                               ------------   ------------   ------------   ------------   ------------   -----------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............    1,673,171        858,818      2,109,470      1,002,835          2,896       302,038       130,513


NET ASSETS
  Beginning of period ........    1,344,660        485,842      1,702,519        699,684              0       130,513             0
                               ------------   ------------   ------------   ------------   ------------   -----------   -----------
  End of period .............. $  3,017,831   $  1,344,660   $  3,811,989   $  1,702,519   $      2,896   $   432,551   $   130,513
                               ============   ============   ============   ============   ============   ===========   ===========

  Beginning units ............    1,773,203      1,097,294      1,901,549      1,162,139              0        97,966             0
                               ------------   ------------   ------------   ------------   ------------   -----------   -----------
  Units issued ...............    1,506,952     22,033,666      2,050,940     19,080,711          1,923       312,860        98,290
  Units redeemed .............     (561,270)   (21,357,757)      (720,380)   (18,341,301)            (1)     (102,687)         (324)
                               ------------   ------------   ------------   ------------   ------------   -----------   -----------
  Ending units ...............    2,718,885      1,773,203      3,232,109      1,901,549          1,922       308,139        97,966
                               ============   ============   ============   ============   ============   ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                                      SUBACCOUNTS
                                                   ---------------------------------------------------------------------------------
                                                                                     EVERGREEN                   EVERGREEN
                                                        EVERGREEN VA               INTERNATIONAL              GROWTH & INCOME
                                                     SPECIAL VALUES FUND             EQUITY FUND                    FUND
                                                  ------------------------    ------------------------    ------------------------
                                                  01/01/2004    01/01/2003    01/01/2004    12/05/2003*   01/01/2004    12/05/2003*
                                                      TO            TO            TO            TO            TO            TO
                                                  12/31/2004    12/31/2003    12/31/2004    12/31/2003    12/31/2004    12/31/2003
                                                  ----------    ----------    ----------    ----------    ----------    ----------
OPERATIONS
  Net investment income (loss) .................  $      273    $       (4)   $      541    $      113    $     (157)   $      398
  Capital gains distributions received .........       1,327             0             0             0             0             0
  Realized gain (loss) on shares redeemed ......          78             1           668             1           656         1,161
  Net change in unrealized gain (loss)
    on investments .............................      20,638           479        38,938           524        24,318         3,438
                                                  ----------    ----------    ----------    ----------    ----------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS ............      22,316           476        40,147           638        24,817         4,997
                                                  ----------    ----------    ----------    ----------    ----------    ----------


CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..................      70,320        10,920       122,871             0       174,686       105,053
  Surrenders, withdrawals and death benefits ...           0             0          (594)            0             0             0
  Net transfers between other subaccounts
    or fixed rate option .......................      76,370             0       104,181        14,140           103             0
  Withdrawal and other charges .................         (10)            0            (3)            0             0             0
                                                  ----------    ----------    ----------    ----------    ----------    ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ..................     146,680        10,920       226,455        14,140       174,789       105,053
                                                  ----------    ----------    ----------    ----------    ----------    ----------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...................................     168,996        11,396       266,602        14,778       199,606       110,050


NET ASSETS
  Beginning of period ..........................      11,396             0        14,778             0       110,050             0
                                                  ----------    ----------    ----------    ----------    ----------    ----------
  End of period ................................  $  180,392    $   11,396    $  281,380    $   14,778    $  309,656    $  110,050
                                                  ==========    ==========    ==========    ==========    ==========    ==========
Beginning units ................................       9,106             0         1,414             0        10,586             0
                                                  ----------    ----------    ----------    ----------    ----------    ----------
  Units issued .................................     112,702         9,106        22,026         1,415        23,234        20,668
  Units redeemed ...............................          (7)            0          (456)           (1)       (6,068)      (10,082)
                                                  ----------    ----------    ----------    ----------    ----------    ----------
  Ending units .................................     121,801         9,106        22,984         1,414        27,752        10,586
                                                  ==========    ==========    ==========    ==========    ==========    ==========

*Date subaccount became available for investment.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                                   SUBACCOUNTS (CONTINUED)
                                                  ------------------------

                                                       EVERGREEN VA
                                                           FUND
                                                  ------------------------
                                                  01/01/2004    12/05/2003*
                                                      TO            TO
                                                  12/31/2004    12/31/2003
                                                  ----------    ----------
OPERATIONS
  Net investment income (loss) .................  $     (703)   $      (56)
  Capital gains distributions received .........           0             0
  Realized gain (loss) on shares redeemed ......          43             2
  Net change in unrealized gain (loss)
    on investments .............................       3,813         1,992
                                                  ----------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS ............       3,153         1,938
                                                  ----------    ----------


CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..................           0             2
  Surrenders, withdrawals and death benefits ...           0             0
  Net transfers between other subaccounts
    or fixed rate option .......................           0        45,919
  Withdrawal and other charges .................         (20)            0
                                                  ----------    ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ..................         (20)       45,921
                                                  ----------    ----------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...................................       3,133        47,859


NET ASSETS
  Beginning of period ..........................      47,859             0
                                                  ----------    ----------
  End of period ................................  $   50,992    $   47,859
                                                  ==========    ==========
Beginning units ................................       4,628             0
                                                  ----------    ----------
  Units issued .................................           0         4,628
  Units redeemed ...............................          (2)            0
                                                  ----------    ----------
  Ending units .................................       4,626         4,628
                                                  ==========    ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                      NOTES TO THE FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 2004

NOTE 1:   GENERAL

          Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"), a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Select and Discovery Choice Variable Annuity Contracts, (collectively, "Discovery Choice") are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are fifty-four subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. Options available which invest in a corresponding portfolio of the
          Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio,
          Prudential Equity Portfolio, Prudential Value Portfolio, Prudential Stock Index Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential Jennison 20/20 Focus Portfolio, Prudential Diversified Conservative Growth Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Goldman Sachs Small Cap Value Portfolio, Prudential SP State Street Research Small Cap Growth Portfolio, Prudential SP PIMCO Total Return
          Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Protfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Technology Portfolio, Prudential SP Conservative Asset Allocation
          Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP William Blair International Growth Portfolio, Prudential SP LSV International Value Portfolio. Options available for the Flexible Premium contracts which invest in a corresponding portfolio of the non-Prudential adminstered funds are: OpCap Managed Portfolio, AIM V.I. Core Equity Fund, T. Rowe Price Equity Income Portfolio, AIM V.I. Premier Equity, Janus Aspen Growth Portfolio, MFS Research Series, MFS Emerging Growth Series, OpCap Small Cap Portfolio, Credit Suisse Global Post-Venture Capital Portfolio, Janus Aspen International Growth Portfolio, T. Rowe Price International Stock Portfolio, American Century VP Value Fund, Franklin Templeton Small Cap Fund, AllianceBernstein Premier Growth Portfolio, Davis Value Fund, Janus Aspen Series Growth Portfolio - Service Shares, Evergreen VA Foundation Fund, Evergreen VA Growth Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund, Evergreen International Equity Fund, Evergeen Growth and Income Fund, and Evergreen VA Fund.

          At December 31, 2004, there were no balances pertaining to Evergreen VA Foundation Fund.

          The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

          On December 5, 2003, the following funds were merged into one another. A new subaccount was established to invest in the surviving funds. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in the year 2003 as a transfer in.

                                      A25

          Retired Portfolios                        New Portfolios                              Assets Moved
          -----------------                         --------------                              --------------
          Evergreen VA Capital Growth Fund          Evergreen Growth and Income Fund            $             0
          Evergreen VA Blue Chip Fund               Evergreen VA Fund                           $        46,111
          Evergreen VA Global Leaders Fund          Evergreen International Equity Fund         $        14,036
          Evergreen VA Masters Fund                 Evergreen VA Fund                           $             0

          On December 5, 2003, there were no balances pertaining to Evergreen VA Capital Growth Fund and Evergreen VA Masters Fund. Therefore, no assets were moved into the new portfolios.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          INVESTMENTS -- The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, which value their investment securities at fair market value.

          SECURITY TRANSACTIONS -- Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          DISTRIBUTIONS RECEIVED -- Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

NOTE 3:   TAXES

          Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 4:   PURCHASES AND SALES OF INVESTMENTS

          The aggregate  costs of purchases  and proceeds from sales,  excluding
          distributions   received  and   reinvested,   of  investments  in  the
          portfolios for the year ended December 31, 2004 were as follows:

                                                                            PURCHASES        SALES
                                                                           ------------   ------------
          Prudential Money Market Portfolio ............................   $  8,958,243   $(13,787,791)
          Prudential Diversified Bond Portfolio ........................   $    639,585   $ (8,285,982)
          Prudential Equity Portfolio ..................................   $  2,068,838   $ (6,037,560)
          Prudential Value Portfolio ...................................   $  4,835,668   $ (4,613,359)
          Prudential High Yield Bond Portfolio .........................   $    583,256   $ (3,850,822)
          Prudential Stock Index Portfolio .............................   $  4,525,076   $ (6,854,126)
          Prudential Global Portfolio ..................................   $  1,187,787   $ (1,374,285)
          Prudential Jennison Portfolio ................................   $  2,365,449   $ (7,960,652)
          Prudential Small Capitalization Stock Portfolio ..............   $    930,564   $ (1,268,411)
          T. Rowe Price International Stock Portfolio ..................   $    169,906   $   (470,817)
          T. Rowe Price Equity Stock Portfolio .........................   $    559,167   $ (2,101,802)
          OpCap Managed Portfolio ......................................   $    239,507   $ (2,366,650)
          OpCap Small Cap Portfolio ....................................   $    346,736   $ (1,732,689)
          AIM V.I. Core Equity Fund ....................................   $     76,632   $ (1,492,669)
          AIM V.I. Premier Equity Fund .................................   $     79,571   $ (2,159,024)
          Janus Aspen Growth Portfolio .................................   $    150,449   $ (2,372,685)

                                      A26

                                                                            PURCHASES        SALES
                                                                           ------------   ------------
          Janus Aspen International Growth Portfolio ...................   $    189,219   $ (2,510,658)
          MFS Research Series ..........................................   $     54,677   $   (728,084)
          MFS Emerging Growth Series ...................................   $     70,448   $ (1,793,801)
          Credit Suisse Trust Global Post-Venture Fund .................   $    106,572   $   (447,691)
          American Century VP Value Fund ...............................   $    424,471   $   (898,937)
          Franklin Templeton Small Cap Fund ............................   $    270,053   $   (951,354)
          Prudential Jennison 20/20 Focus Portfolio ....................   $    300,350   $   (680,365)
          Prudential Diversified Conservative Growth Portfolio .........   $    802,733   $ (1,838,069)
          Davis Value Fund .............................................   $    572,686   $   (634,501)
          Alliance Bernstein Premier Growth Portfolio ..................   $     34,194   $   (190,607)
          Prudential SP Alliance Large Cap Growth Portfolio ............   $  1,269,365   $   (342,491)
          Prudential SP Davis Value Portfolio ..........................   $  4,686,297   $   (786,596)
          Prudential SP Goldman Sachs Small Cap Value Portfolio ........   $  7,798,939   $ (1,063,919)
          Prudential SP State Street Research
          Small Cap Growth Portfolio ...................................   $  1,361,391   $   (166,602)
          Prudential SP PIMCO Total Return Portfolio ...................   $ 13,457,815   $ (5,866,008)
          Prudential SP PIMCO High Yield Portfolio .....................   $  6,832,561   $ (1,130,917)
          Janus Aspen Growth Portfolio - Service Shares ................   $  1,166,414   $   (146,358)
          Prudential SP Large Cap Value Portfolio ......................   $  2,143,128   $   (862,671)
          Prudential SP AIM Core Equity Portfolio ......................   $    619,774   $    (83,084)
          Prudential SP MFS Capital Opportunities Portfolio ............   $    265,219   $    (39,330)
          Prudential SP Strategic Partners Focused Growth Portfolio ....   $    613,783   $   (184,106)
          Prudential SP Mid Cap Growth Portfolio .......................   $  1,944,573   $   (496,592)
          SP Prudential U.S. Emerging Growth Portfolio .................   $  3,555,048   $   (699,291)
          Prudential SP AIM Aggressive Growth Portfolio ................   $    785,579   $   (131,308)
          Prudential SP Technology Portfolio ...........................   $    823,312   $   (397,657)
          Prudential SP Conservative Asset Allocation Portfolio ........   $ 10,554,207   $ (1,176,227)
          Prudential SP Balanced Asset Allocation Portfolio ............   $ 23,390,608   $ (3,048,604)
          Prudential SP Growth Asset Allocation Portfolio ..............   $ 15,304,189   $   (765,167)
          Prudential SP Aggressive Growth Asset Allocation Portfolio ...   $  2,311,659   $   (238,142)
          Prudential SP William Blair International Growth Portfolio ...   $  1,747,100   $   (434,256)
          Prudential SP LSV International Value Portfolio ..............   $  2,305,876   $   (689,484)
          Evergreen VA Growth Fund .....................................   $      2,600   $        (35)
          Evergreen VA Omega Fund ......................................   $    412,742   $   (133,354)
          Evergreen VA Special Values Fund .............................   $    146,698   $     (1,379)
          Evergreen International Equity Fund ..........................   $    233,030   $     (9,183)
          Evergreen Growth & Income Fund ...............................   $    232,228   $    (61,120)
          Evergreen VA Fund ............................................   $          0   $       (825)

NOTE 5:   RELATED PARTY TRANSACTIONS

          Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

          The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

                                      A27

          The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

          PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

          Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.

NOTE 6:   FINANCIAL HIGHLIGHTS

          Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

          The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

                                                       AT YEAR ENDED                                FOR YEAR ENDED
                                        ----------------------------------------- --------------------------------------------------

                                          UNITS       UNIT VALUE      NET ASSETS    INVESTMENT    EXPENSE RATIO**   TOTAL RETURN***
                                         (000S)    LOWEST - HIGHEST     (000S)     INCOME RATIO* LOWEST - HIGHEST  LOWEST - HIGHEST
                                         ------    ----------------   ----------   ------------  ----------------  -----------------
                                                                 PRUDENTIAL MONEY MARKET PORTFOLIO
                                        --------------------------------------------------------------------------------------------
December 31, 2004 ....................   20,180   0.98039 to 1.24840   $23,123         1.01%      1.35% to 1.80%   -0.78% to -0.33%
December 31, 2003 ....................   23,421   0.98810 to 1.25286   $27,702         0.86%      1.35% to 1.80%   -0.94% to -0.51%
December 31, 2002 ....................   34,850   1.00991 to 1.25977   $41,500         1.51%      1.35% to 1.65%    -0.12% to 0.17%
December 31, 2001 ....................   33,083   1.03811 to 1.25820   $41,173         3.87%      1.35% to 1.65%    2.42% to 2.72%
                                                               PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                                        --------------------------------------------------------------------------------------------
December 31, 2004 ....................   32,767   1.31540 to 1.56260   $51,105         4.39%      1.35% to 1.65%    3.87% to 4.18%
December 31, 2003 ....................   37,311   1.26643 to 1.50079   $55,872         4.01%      1.35% to 1.65%    5.73% to 6.05%
December 31, 2002 ....................   41,855   1.19774 to 1.41582   $59,121        11.65%      1.35% to 1.65%    5.34% to 5.64%
December 31, 2001 ....................   48,162   1.13699 to 1.34090   $64,452         6.14%      1.35% to 1.65%    5.25% to 5.57%
                                                                    PRUDENTIAL EQUITY PORTFOLIO
                                        --------------------------------------------------------------------------------------------
December 31, 2004 ....................   25,261   1.01871 to 1.70828   $41,804         1.24%      1.35% to 1.80%    7.98% to 8.46%
December 31, 2003 ....................   27,122   0.94205 to 1.57580   $41,946         0.99%      1.35% to 1.65%   29.51% to 29.90%
December 31, 2002 ....................   29,120   0.72737 to 1.21384   $35,149         0.84%      1.35% to 1.65%  -23.60% to -23.38%
December 31, 2001 ....................   33,168   0.95205 to 1.58490   $52,498         0.82%      1.35% to 1.65%  -12.62% to -12.35%
                                                                    PRUDENTIAL VALUE PORTFOLIO
                                        --------------------------------------------------------------------------------------------
December 31, 2004 ....................   20,354   1.14140 to 2.17838   $40,694         1.40%      1.35% to 1.80%   14.25% to 14.76%
December 31, 2003 ....................   18,950   0.99748 to 1.89915   $34,773         1.57%      1.35% to 1.80%   25.81% to 26.37%
December 31, 2002 ....................   20,406   0.79168 to 1.50369   $30,173         1.32%      1.35% to 1.65%  -23.24% to -23.00%
December 31, 2001 ....................   23,035   1.18037 to 1.95415   $44,924         1.56%      1.35% to 1.65%   -3.65% to -3.37%
                                                               PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                                        --------------------------------------------------------------------------------------------
December 31, 2004 ....................   17,740   1.21693 to 1.49829   $26,555         7.28%      1.35% to 1.65%    8.52% to 8.84%
December 31, 2003 ....................   19,799   1.12137 to 1.37730   $27,247         8.33%      1.35% to 1.65%   23.00% to 23.37%
December 31, 2002 ....................   22,383   0.91166 to 1.11685   $24,979        17.74%      1.35% to 1.65%    -0.15% to 0.18%
December 31, 2001 ....................   26,540   0.91301 to 1.11561   $29,588        11.57%      1.35% to 1.65%   -2.02% to -1.75%
                                                                 PRUDENTIAL STOCK INDEX PORTFOLIO
                                        --------------------------------------------------------------------------------------------
December 31, 2004 ....................   34,831   0.82814 to 1.84300   $57,162         1.62%      1.35% to 1.75%    8.55% to 8.98%
December 31, 2003 ....................   34,885   0.76179 to 1.69204   $54,006         1.44%      1.35% to 1.65%   26.10% to 26.48%
December 31, 2002 ....................   35,111   0.60378 to 1.33841   $44,387         1.22%      1.35% to 1.65%  -23.45% to -23.23%
December 31, 2001 ....................   37,409   0.78853 to 1.74431   $64,575         0.99%      1.35% to 1.65%  -13.46% to -13.21%
                                                                    PRUDENTIAL GLOBAL PORTFOLIO
                                        --------------------------------------------------------------------------------------------
December 31, 2004 ....................    7,323   0.74506 to 1.58248   $10,248         0.99%      1.35% to 1.80%    7.65% to 8.13%
December 31, 2003 ....................    7,208   0.69073 to 1.46429   $9,537          0.37%      1.35% to 1.65%   31.88% to 32.28%
December 31, 2002 ....................    7,196   0.52344 to 1.10749   $7,433          1.06%      1.35% to 1.65%  -26.36% to -26.15%
December 31, 2001 ....................    7,450   0.71047 to 1.50029   $10,995         0.34%      1.35% to 1.65%  -18.95% to -18.71%

                                      A28

                                                       AT YEAR ENDED                                FOR YEAR ENDED
                                          --------------------------------------- --------------------------------------------------

                                           UNITS      UNIT VALUE      NET ASSETS    INVESTMENT    EXPENSE RATIO**   TOTAL RETURN***
                                          (000S)   LOWEST - HIGHEST     (000S)     INCOME RATIO* LOWEST - HIGHEST  LOWEST - HIGHEST
                                          ------   ----------------   ----------   ------------  ----------------  ----------------
                                                                   PRUDENTIAL JENNISON PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................   33,127   0.61691 to 1.74849   $51,827         0.45%      1.35% to 1.80%    7.69% to 8.18%
December 31, 2003 ....................   36,097   0.57165 to 1.61723   $52,789         0.26%      1.35% to 1.65%   28.13% to 28.53%
December 31, 2002 ....................   37,205   0.44585 to 1.25897   $43,711         0.20%      1.35% to 1.65%  -32.08% to -31.87%
December 31, 2001 ....................   40,244   0.65613 to 1.84898   $73,288         0.17%      1.35% to 1.65%  -19.57% to -19.34%
                                                          PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    5,059   1.76674 to 2.22179   $11,208         0.59%      1.35% to 1.65%   20.06% to 20.42%
December 31, 2003 ....................    5,173   1.47156 to 1.84609   $9,528          0.46%      1.35% to 1.65%   36.02% to 36.42%
December 31, 2002 ....................    6,136   1.08184 to 1.35384   $8,288          0.88%      1.35% to 1.65%  -16.30% to -16.05%
December 31, 2001 ....................    6,415   1.29257 to 1.61358   $10,328         0.52%      1.35% to 1.65%    3.85% to 4.15%
                                                            T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    2,979   0.85590 to 1.14869   $3,416          1.09%      1.35% to 1.65%   11.92% to 12.27%
December 31, 2003 ....................    3,236   0.76471 to 1.02374   $3,306          1.22%      1.35% to 1.65%   28.40% to 28.77%
December 31, 2002 ....................    4,903   0.59558 to 0.79531   $3,609          0.89%      1.35% to 1.65%  -19.61% to -19.39%
December 31, 2001 ....................    3,571   0.74088 to 0.98698   $3,519          1.68%      1.35% to 1.65%  -23.46% to -23.24%
                                                               T. ROWE PRICE EQUITY STOCK PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    8,341   1.28960 to 1.96512   $16,263         1.56%      1.35% to 1.65%   13.05% to 13.39%
December 31, 2003 ....................    9,103   1.14069 to 1.73402   $15,629         1.69%      1.35% to 1.65%   23.46% to 23.83%
December 31, 2002 ....................   10,042   0.92390 to 1.40102   $13,970         1.60%      1.35% to 1.65%  -14.53% to -14.28%
December 31, 2001 ....................   10,996   1.08101 to 1.63523   $17,859         1.44%      1.35% to 1.65%    -0.17% to 0.13%
                                                                      OPCAP MANAGED PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................   11,525   1.05759 to 1.51433   $17,431         1.50%      1.35% to 1.65%    8.97% to 9.29%
December 31, 2003 ....................   12,855   0.97053 to 1.38628   $17,801         1.85%      1.35% to 1.65%   19.77% to 20.12%
December 31, 2002 ....................   14,620   0.81033 to 1.15460   $16,864         2.05%      1.35% to 1.65%  -18.23% to -17.99%
December 31, 2001 ....................   17,351   0.99096 to 1.40868   $24,431         2.42%      1.35% to 1.65%   -6.44% to -6.17%
                                                                     OPCAP SMALL CAP PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    5,252   1.97949 to 2.11349   $11,096         0.05%      1.35% to 1.65%   15.97% to 16.31%
December 31, 2003 ....................    5,899   1.70696 to 1.81797   $10,721         0.05%      1.35% to 1.65%   40.34% to 40.76%
December 31, 2002 ....................    6,466   1.21632 to 1.29217   $8,354         11.52%      1.35% to 1.65%  -22.91% to -22.68%
December 31, 2001 ....................    7,318   1.57777 to 1.67203   $12,234         0.78%      1.35% to 1.65%    6.59% to 6.90%
                                                                     AIM V.I. CORE EQUITY FUND
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    5,864   0.80658 to 1.50970   $8,840          0.94%      1.35% to 1.65%    7.19% to 7.52%
December 31, 2003 ....................    6,768   0.75247 to 1.40486   $9,494          0.99%      1.35% to 1.65%   22.40% to 22.75%
December 31, 2002 ....................    7,670   0.61477 to 1.14498   $8,771          0.31%      1.35% to 1.65%  -16.95% to -16.70%
December 31, 2001 ....................    8,884   0.74028 to 1.37536   $12,202         0.04%      1.35% to 1.65%  -24.07% to -23.85%
                                                                   AIM V.I. PREMIER EQUITY FUND
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................   10,503   0.70444 to 1.37519   $14,332         0.45%      1.35% to 1.65%    4.07% to 4.36%
December 31, 2003 ....................   11,968   0.67689 to 1.31839   $15,643         0.30%      1.35% to 1.65%   23.07% to 23.42%
December 31, 2002 ....................   13,841   0.55001 to 1.06879   $14,685         0.31%      1.35% to 1.65%  -31.40% to -31.19%
December 31, 2001 ....................   16,342   0.80174 to 1.55406   $25,263         0.12%      1.35% to 1.65%  -13.97% to -13.72%
                                                                   JANUS ASPEN GROWTH PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................   10,179   0.68751 to 1.40646   $14,208         0.14%      1.35% to 1.65%    2.81% to 3.13%
December 31, 2003 ....................   11,699   0.66870 to 1.36461   $15,849         0.09%      1.35% to 1.65%   29.57% to 29.96%
December 31, 2002 ....................   13,505   0.51608 to 1.05047   $14,096         0.00%      1.35% to 1.65%  -27.71% to -27.49%
December 31, 2001 ....................   16,338   0.71393 to 1.44951   $23,583         0.07%      1.35% to 1.65%  -25.94% to -25.73%
                                                            JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    9,206   1.03659 to 1.83930   $16,793         0.90%      1.35% to 1.65%   17.02% to 17.35%
December 31, 2003 ....................   10,518   0.88582 to 1.56797   $16,347         1.22%      1.35% to 1.65%   32.73% to 33.12%
December 31, 2002 ....................   12,091   0.66739 to 1.17846   $14,127         0.85%      1.35% to 1.65%  -26.80% to -26.57%
December 31, 2001 ....................   14,255   0.91170 to 1.60593   $22,719         1.02%      1.35% to 1.65%  -24.46% to -24.25%
                                                                        MFS RESEARCH SERIES
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    3,151   0.86562 to 1.38048   $4,348          1.08%      1.40% to 1.65%   13.97% to 14.24%
December 31, 2003 ....................    3,644   0.75952 to 1.20836   $4,401          0.69%      1.40% to 1.65%   22.68% to 22.98%
December 31, 2002 ....................    4,283   0.61911 to 0.98255   $4,206          0.35%      1.40% to 1.65%  -25.77% to -25.58%
December 31, 2001 ....................    5,024   0.73402 to 1.32030   $6,631          0.01%      1.40% to 1.65%  -22.52% to -22.33%

                                      A29

                                                     AT YEAR ENDED                                FOR YEAR ENDED
                                        ----------------------------------------- --------------------------------------------------

                                           UNITS      UNIT VALUE      NET ASSETS    INVESTMENT    EXPENSE RATIO**   TOTAL RETURN***
                                          (000S)   LOWEST - HIGHEST     (000S)     INCOME RATIO* LOWEST - HIGHEST  LOWEST - HIGHEST
                                          ------   ----------------   ----------   ------------  ----------------  ----------------
                                                                    MFS EMERGING GROWTH SERIES
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    9,970   0.70362 to 1.29091   $12,847         0.00%      1.35% to 1.65%   11.13% to 11.46%
December 31, 2003 ....................   11,293   0.63317 to 1.15881   $13,059         0.00%      1.35% to 1.65%   28.12% to 28.49%
December 31, 2002 ....................   12,633   0.49421 to 0.90235   $11,375         0.00%      1.35% to 1.65%  -34.84% to -34.64%
December 31, 2001 ....................   14,754   0.75847 to 1.38140   $20,334         0.00%      1.35% to 1.65%  -34.56% to -34.37%
                                                           CREDIT SUISSE TRUST GLOBAL POST-VENTURE FUND
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    2,360   0.85361 to 1.12210   $2,648          0.00%      1.35% to 1.65%   16.07% to 16.42%
December 31, 2003 ....................    2,671   0.73541 to 0.96436   $2,575          0.00%      1.35% to 1.65%   45.26% to 45.68%
December 31, 2002 ....................    4,636   0.50628 to 0.66230   $2,811          0.00%      1.35% to 1.65%  -35.22% to -35.03%
December 31, 2001 ....................    3,217   0.78159 to 1.01997   $3,281          0.00%      1.35% to 1.65%  -29.79% to -29.58%
                                                                  AMERICAN CENTURY VP VALUE FUND
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    3,504   1.54228 to 1.83772   $6,421          1.03%      1.35% to 1.65%   12.49% to 12.81%
December 31, 2003 ....................    3,736   1.37107 to 1.62974   $6,078          1.11%      1.35% to 1.65%   26.87% to 27.23%
December 31, 2002 ....................    4,394   1.08073 to 1.28151   $5,612          0.91%      1.35% to 1.65%  -14.04% to -13.79%
December 31, 2001 ....................    4,776   1.25721 to 1.48719   $7,085          0.98%      1.35% to 1.65%   11.01% to 11.33%
                                                                 FRANKLIN TEMPLETON SMALL CAP FUND
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    4,098   0.90516 to 1.54056   $6,243          0.00%      1.35% to 1.65%    9.66% to 9.99%
December 31, 2003 ....................    4,536   0.82539 to 1.40143   $6,266          0.00%      1.35% to 1.65%   35.01% to 35.41%
December 31, 2002 ....................    5,005   0.61134 to 1.03547   $5,103          0.25%      1.35% to 1.65%  -29.84% to -29.63%
December 31, 2001 ....................    5,532   0.87136 to 1.47241   $8,016          0.38%      1.35% to 1.65%  -16.61% to -16.37%
                                                             PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    5,298   1.14958 to 1.20003   $6,354          0.10%      1.35% to 1.65%   14.05% to 14.39%
December 31, 2003 ....................    5,572   1.00792 to 1.04952   $5,845          0.22%      1.35% to 1.65%   27.20% to 27.59%
December 31, 2002 ....................    6,206   0.79236 to 0.82304   $5,106          0.02%      1.35% to 1.65%  -23.51% to -23.28%
December 31, 2001 ....................    7,795   1.03593 to 1.07339   $8,362          0.44%      1.35% to 1.65%   -2.60% to -2.31%
                                                       PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    7,366   1.26658 to 1.28576   $9,420          3.11%      1.35% to 1.65%    7.79% to 8.11%
December 31, 2003 ....................    8,112   1.17504 to 1.18932   $9,602          4.59%      1.35% to 1.65%   19.61% to 19.95%
December 31, 2002 ....................    9,257   0.98242 to 0.99155   $9,139          0.22%      1.35% to 1.65%   -8.61% to -8.34%
December 31, 2001 ....................   11,073   1.07498 to 1.08181   $11,931         4.16%      1.35% to 1.65%    -0.12% to 0.16%
                                                                         DAVIS VALUE FUND
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    5,858   1.01470 to 1.02858   $6,011          0.84%      1.35% to 1.65%   10.51% to 10.85%
December 31, 2003 ....................    5,826   0.91822 to 0.92794   $5,397          0.76%      1.35% to 1.65%   27.67% to 28.01%
December 31, 2002 ....................    5,969   0.71923 to 0.72488   $4,321          0.73%      1.35% to 1.65%  -17.62% to -17.37%
December 31, 2001 ....................    5,875   0.87309 to 0.87731   $5,150          0.47%      1.35% to 1.65%  -11.83% to -11.57%
                                                            ALLIANCE BERNSTEIN PREMIER GROWTH PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    1,611   0.57025 to 0.57864   $  930          0.00%      1.35% to 1.65%    6.60% to 6.91%
December 31, 2003 ....................    1,880   0.53496 to 0.54123   $1,015          0.00%      1.35% to 1.65%   21.34% to 21.74%
December 31, 2002 ....................    2,147   0.44088 to 0.44458   $  953          0.00%      1.35% to 1.65%  -31.97% to -31.75%
December 31, 2001 ....................    2,569   0.64805 to 0.65137   $1,672          0.00%      1.35% to 1.65%  -18.73% to -18.48%
                                                         PRUDENTIAL SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    2,633   0.61862 to 1.23406   $2,494          0.00%      1.40% to 1.80%    4.23% to 4.65%
December 31, 2003 ....................    1,821   0.59231 to 0.94778   $1,424          0.00%      1.40% to 1.80%   21.68% to 22.14%
December 31, 2002 ....................    1,062   0.48575 to 0.59753   $  531          0.00%      1.40% to 1.65%  -32.31% to -32.14%
December 31, 2001 ....................      153   0.71726 to 0.71906   $  110          0.00%      1.40% to 1.65%   17.98% to 18.04%
 .....................................                          PRUDENTIAL SP DAVIS VALUE PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 ....................    9,576   1.04459 to 1.38531   $11,620         0.37%      1.40% to 1.80%   10.54% to 10.98%
December 31, 2003 ....................    6,374   0.94309 to 1.08521   $6,579          0.43%      1.40% to 1.80%   27.13% to 27.63%
December 31, 2002 ....................    3,812   0.74041 to 0.76511   $2,838          0.01%      1.40% to 1.65%  -17.07% to -16.86%
December 31, 2001 ....................      642   0.89231 to 0.89451   $  574          1.08%      1.40% to 1.60%   15.24% to 15.31%
                                                       PRUDENTIAL SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................  10,478   1.20621 to 1.53570   $15,445         0.15%      1.35% to 1.80%   18.55% to 19.07%
December 31, 2003 .....................   5,282   1.01747 to 1.24988   $6,380          0.03%      1.35% to 1.80%   30.75% to 31.34%
December 31, 2002 .....................   3,474   0.84333 to 0.95217   $3,121          0.72%      1.35% to 1.65%  -15.77% to -15.52%
December 31, 2001 .....................     537   1.00124 to 1.12776   $  581          1.13%      1.40% to 1.65%   19.35% to 19.43%

                                      A30

                                                       AT YEAR ENDED                                FOR YEAR ENDED
                                        ----------------------------------------- --------------------------------------------------

                                           UNITS      UNIT VALUE      NET ASSETS    INVESTMENT    EXPENSE RATIO**   TOTAL RETURN***
                                          (000S)   LOWEST - HIGHEST     (000S)     INCOME RATIO* LOWEST - HIGHEST  LOWEST - HIGHEST
                                          ------   ----------------   ----------   ------------  ----------------  ----------------
                                                  PRUDENTIAL SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................   2,352   0.60385 to 1.27212   $2,264          0.00%      1.35% to 1.80%   -2.68% to -2.24%
December 31, 2003 .....................   1,333   0.61913 to 1.01108   $1,061          0.00%      1.35% to 1.80%   32.34% to 32.92%
December 31, 2002 .....................     831   0.46689 to 0.63795   $  424          0.00%      1.35% to 1.65%  -31.40% to -31.19%
December 31, 2001 .....................     127   0.68010 to 0.92713   $   92          0.00%      1.35% to 1.70%   24.74% to 24.83%
                                                            PRUDENTIAL SP PIMCO TOTAL RETURN PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................  30,932   1.07941 to 1.31224   $36,696         1.94%      1.35% to 1.80%    3.43% to 3.89%
December 31, 2003 .....................  23,028   1.16478 to 1.26394   $27,420         2.47%      1.35% to 1.65%    4.14% to 4.45%
December 31, 2002 .....................  17,328   1.11848 to 1.21092   $20,171         3.20%      1.35% to 1.65%    7.61% to 7.93%
December 31, 2001 .....................   2,435   1.03942 to 1.12247   $2,611          3.41%      1.35% to 1.65%    -0.04% to 0.04%
                                                             PRUDENTIAL SP PIMCO HIGH YIELD PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................   8,864   1.25337 to 1.33818   $11,517         7.17%      1.40% to 1.80%    7.39% to 7.81%
December 31, 2003 .....................   4,059   1.16713 to 1.24124   $4,946          6.84%      1.40% to 1.80%   20.26% to 20.74%
December 31, 2002 .....................   1,975   0.99726 to 1.02813   $2,015          8.92%      1.40% to 1.65%   -1.49% to -1.24%
December 31, 2001 .....................     185   1.03861 to 1.04100   $  193         18.50%      1.40% to 1.60%    3.69% to 3.75%
                                                           JANUS ASPEN GROWTH PORTFOLIO - SERVICE SHARES
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................   1,557   0.58726 to 1.28061   $1,654          0.00%      1.40% to 1.75%    2.41% to 2.77%
December 31, 2003 .....................     755   0.57259 to 0.73210   $  568          0.00%      1.40% to 1.60%   29.40% to 29.69%
December 31, 2002 .....................     489   0.44250 to 0.56521   $  222          0.00%      1.40% to 1.60%  -27.87% to -27.72%
December 31, 2001 .....................     111   0.61352 to 0.61510   $   68          0.07%      1.40% to 1.60%   15.67% to 15.73%
                                                              PRUDENTIAL SP LARGE CAP VALUE PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................   4,543   1.09631 to 1.41041   $5,563          0.76%      1.35% to 1.80%   15.67% to 16.19%
December 31, 2003 .....................   3,471   0.94638 to 1.04013   $3,494          0.00%      1.35% to 1.65%   24.71% to 25.07%
December 31, 2002 .....................   2,521   0.75888 to 0.77601   $1,942          1.32%      1.35% to 1.65%  -17.73% to -17.49%
December 31, 2001 .....................     709   0.92241 to 0.94081   $  660          1.47%      1.35% to 1.70%   11.55% to 11.63%
                                                              PRUDENTIAL SP AIM CORE EQUITY PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................   1,570   0.69448 to 1.28343   $1,437          0.43%      1.40% to 1.75%    6.92% to 7.30%
December 31, 2003 .....................   1,090   0.64861 to 0.85787   $  793          0.32%      1.40% to 1.65%   21.69% to 21.98%
December 31, 2002 .....................     826   0.53285 to 0.70328   $  453          0.00%      1.40% to 1.65%  -16.58% to -16.38%
December 31, 2001 .....................      55   0.63843 to 0.64005   $   35          0.00%      1.40% to 1.60%   18.08% to 18.14%
                                                         PRUDENTIAL SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................     805   0.66764 to 1.33789   $  755          0.18%      1.40% to 1.80%   10.39% to 10.84%
December 31, 2003 .....................     605   0.60361 to 0.71281   $  453          0.11%      1.40% to 1.60%   24.83% to 25.05%
December 31, 2002 .....................     383   0.48353 to 0.57009   $  192          0.00%      1.40% to 1.60%  -29.80% to -29.66%
December 31, 2001 .....................      78   0.68879 to 0.81059   $   58          0.24%      1.40% to 1.60%   19.03% to 19.09%
                                                     PRUDENTIAL SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................   1,403   0.65454 to 1.30209   $1,308          0.00%      1.35% to 1.80%    8.63% to 9.11%
December 31, 2003 .....................   1,049   0.60141 to 0.78517   $  755          0.00%      1.35% to 1.65%   23.83% to 24.16%
December 31, 2002 .....................     726   0.48552 to 0.63237   $  371          0.00%      1.35% to 1.65%  -26.47% to -26.26%
December 31, 2001 .....................     248   0.66006 to 0.85751   $  169          0.00%      1.35% to 1.70%   16.55% to 16.63%
                                                              PRUDENTIAL SP MID CAP GROWTH PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................   4,158   0.64925 to 1.57888   $4,028          0.00%      1.40% to 1.80%   17.43% to 17.91%
December 31, 2003 .....................   3,011   0.55177 to 0.59620   $1,995          0.00%      1.40% to 1.65%   37.83% to 38.20%
December 31, 2002 .....................   1,602   0.40007 to 0.43161   $  660          0.00%      1.40% to 1.65%  -47.19% to -47.07%
December 31, 2001 .....................     266   0.75748 to 0.81538   $  209          0.00%      1.40% to 1.60%   25.62% to 25.69%
                                                           SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................   5,270   0.75197 to 1.63587   $6,538          0.00%      1.35% to 1.80%   19.25% to 19.78%
December 31, 2003 .....................   3,234   0.63000 to 0.82176   $2,701          0.00%      1.35% to 1.65%   39.78% to 40.20%
December 31, 2002 .....................   1,567   0.45191 to 0.58614   $  762          0.00%      1.35% to 1.65%  -33.19% to -32.98%
December 31, 2001 .....................     294   0.67599 to 0.87454   $  211          0.00%      1.35% to 1.60%   21.65% to 21.73%
                                                           PRUDENTIAL SP AIM AGGRESSIVE GROWTH PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................   1,436   0.67858 to 1.34749   $1,542          0.00%      1.40% to 1.75%    9.94% to 10.33%
December 31, 2003 .....................     927   0.61628 to 0.85087   $  742          0.00%      1.40% to 1.65%   24.46% to 24.76%
December 31, 2002 .....................     480   0.49487 to 0.68075   $  247          0.00%      1.40% to 1.65%  -22.24% to -22.05%
December 31, 2001 .....................      51   0.63604 to 0.63765   $   32          0.00%      1.40% to 1.60%   16.44% to 16.50%

                                      A31

                                                       AT YEAR ENDED                                FOR YEAR ENDED
                                        ----------------------------------------- --------------------------------------------------

                                           UNITS      UNIT VALUE      NET ASSETS    INVESTMENT    EXPENSE RATIO**   TOTAL RETURN***
                                          (000S)   LOWEST - HIGHEST     (000S)     INCOME RATIO* LOWEST - HIGHEST  LOWEST - HIGHEST
                                          ------   ----------------   ----------   ------------  ----------------  ----------------
                                                                PRUDENTIAL SP TECHNOLOGY PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................   1,171   0.44631 to 1.32188   $  959          0.00%      1.40% to 1.80%   -1.77% to -1.37%
December 31, 2003 .....................     786   0.45339 to 0.66033   $  534          0.00%      1.40% to 1.60%   40.13% to 40.42%
December 31, 2002 .....................     463   0.32356 to 0.47029   $  192          0.00%      1.40% to 1.60%  -42.25% to -42.15%
December 31, 2001 .....................     329   0.56029 to 0.81297   $  257          0.00%      1.40% to 1.60%   29.23% to 29.30%
                                                       PRUDENTIAL SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................  16,343   1.11728 to 1.22048   $19,172         1.11%      1.40% to 1.80%    6.96% to 7.40%
December 31, 2003 .....................   7,915   1.04299 to 1.05346   $8,418          1.32%      1.40% to 1.65%   14.60% to 14.88%
December 31, 2002 .....................   4,473   0.91013 to 0.91698   $4,088          0.25%      1.40% to 1.65%   -7.41% to -7.17%
December 31, 2001 .....................     697   0.98456 to 0.98804   $  688          9.86%      1.40% to 1.60%    7.67% to 7.73%
                                                         PRUDENTIAL SP BALANCED ASSET ALLOCATION PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................  30,709   1.04368 to 1.30793   $37,367         0.62%      1.40% to 1.75%    9.18% to 9.55%
December 31, 2003 .....................  13,244   0.95450 to 1.00219   $13,788         0.84%      1.40% to 1.65%   20.87% to 21.18%
December 31, 2002 .....................   5,852   0.78925 to 0.82711   $4,659          0.00%      1.40% to 1.65%  -13.12% to -12.90%
December 31, 2001 .....................     240   0.90789 to 0.94964   $  224          3.80%      1.40% to 1.60%   10.55% to 10.62%
                                                          PRUDENTIAL SP GROWTH ASSET ALLOCATION PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................  20,304   0.94337 to 1.38211   $24,855         0.34%      1.40% to 1.80%   11.07% to 11.50%
December 31, 2003 .....................   8,135   0.84789 to 0.93897   $7,825          0.55%      1.40% to 1.65%   26.19% to 26.51%
December 31, 2002 .....................   4,542   0.67156 to 0.74221   $3,121          0.00%      1.40% to 1.65%  -18.61% to -18.40%
December 31, 2001 .....................     690   0.82464 to 0.90965   $  612          1.48%      1.40% to 1.60%   13.44% to 13.50%
                                                    PRUDENTIAL SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................   3,055   0.84838 to 1.44765   $3,959          0.05%      1.40% to 1.75%   12.79% to 13.17%
December 31, 2003 .....................   1,400   0.75107 to 0.87556   $1,452          0.01%      1.40% to 1.60%   30.69% to 30.95%
December 31, 2002 .....................     413   0.57468 to 0.66861   $  248          0.00%      1.40% to 1.60%  -23.39% to -23.24%
December 31, 2001 .....................      28   0.87107 to 0.87107   $   25          0.35%      1.40% to 1.40%   16.29% to 16.29%
                                                    PRUDENTIAL SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................   2,719   0.64383 to 1.55290   $3,018          0.18%      1.35% to 1.80%   14.47% to 14.98%
December 31, 2003 .....................   1,773   0.56134 to 1.05634   $1,345          0.00%      1.35% to 1.80%   37.11% to 37.73%
December 31, 2002 .....................   1,097   0.40856 to 0.57153   $  486          0.00%      1.35% to 1.65%  -23.82% to -23.60%
December 31, 2001 .....................     221   0.53612 to 0.74810   $  121          0.00%      1.35% to 1.60%   11.43% to 11.51%
                                                          PRUDENTIAL SP LSV INTERNATIONAL VALUE PORTFOLIO
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................   3,232   0.84346 to 1.40924   $3,812          0.36%      1.40% to 1.80%   13.76% to 14.21%
December 31, 2003 .....................   1,902   0.74002 to 1.02601   $1,703          0.64%      1.40% to 1.65%   25.30% to 25.62%
December 31, 2002 .....................   1,162   0.59035 to 0.69085   $  700          0.00%      1.40% to 1.65%  -18.52% to -18.31%
December 31, 2001 .....................     169   0.72410 to 0.72585   $  122          0.00%      1.40% to 1.60%   11.93% to 11.98%
                                                         EVERGREEN VA GROWTH FUND (AVAILABLE MAY 7, 2001)
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................       2   1.50638 to 1.50638   $    3          0.00%      1.75% to 1.75%   11.90% to 11.90%
                                                          EVERGREEN VA OMEGA FUND (AVAILABLE MAY 7, 2001)
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................     308   1.40369 to 1.41046   $  433          0.00%      1.50% to 1.75%    5.37% to 5.62%
December 31, 2003 .....................      98   1.33214 to 1.33535   $  131          0.00%      1.50% to 1.75%    2.75% to 2.79%
                                                     EVERGREEN VA SPECIAL VALUES FUND (AVAILABLE MAY 7, 2001)
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................     122   1.47705 to 1.48416   $  180          1.86%      1.50% to 1.75%   18.31% to 18.60%
December 31, 2003 .....................       9   1.25143 to 1.25143   $   11          1.08%      1.50% to 1.50%    6.21% to 6.21%
                                                 EVERGREEN INTERNATIONAL EQUITY FUND (AVAILABLE DECEMBER 5, 2003)
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................      23  12.23173 to 12.26411  $  281          1.99%      1.50% to 1.75%   17.16% to 17.45%
December 31, 2003 .....................       1  10.44021 to 10.44021  $   15          0.96%      1.75% to 1.75%    4.51% to 4.51%
                                                    EVERGREEN GROWTH & INCOME FUND (AVAILABLE DECEMBER 5, 2003)
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................      28  11.15728 to 11.18687  $  310          1.64%      1.50% to 1.75%    7.33% to 7.60%
December 31, 2003 .....................      11  10.39518 to 10.39594  $  110          0.53%      1.65% to 1.75%    4.81% to 4.81%
                                                          EVERGREEN VA FUND (AVAILABLE DECEMBER 5, 2003)
                                        -------------------------------------------------------------------------------------------
December 31, 2004 .....................       5  11.01506 to 11.04420  $   51          0.21%      1.50% to 1.75%    6.53% to 6.79%
December 31, 2003 .....................       5  10.34023 to 10.34209  $   48          0.00%      1.50% to 1.75%    4.22% to 4.23%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

                                      A32

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2004, 2003, 2002, and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during 2004 were excluded from the range of total return for 2004.

          CHARGES AND EXPENSES

          A. Mortality Risk and Expense Risk Charges

          The mortality risk and expense risk changes are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey. The mortality risk and expense risk charges are assessed through the reduction in unit values.

          B. Administration Charge

          The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the redemption of units.

                                                                                 Mortality & Expense   Adminstration
          Contracts:                                                                   Charge:            Charge:
                                                                                  ----------------      -----------
          Strategic Partners Annuity One
                          Basic                                                         1.40%              0.00%
                          GMDB Annual Step Up or 5% Roll Up                             1.60%              0.00%
                          GMDB with-Greater of Roll Up and Step Up                      1.70%              0.00%
          Strategic Partners Annuity One Enhanced - Non Bonus Version
                          Basic                                                         1.40%              0.00%
                          GMDB Annual Step Up or 5% Roll Up                             1.60%              0.00%
                          GMDB with Greater of Roll Up and Step Up                      1.70%              0.00%
          Strategic Partners Annuity One Enhanced - Bonus Version
                          Basic                                                         1.50%              0.00%
                          GMDB Annual Step Up or 5% Roll Up                             1.70%              0.00%
                          GMDB with Greater of Roll Up and Step Up                      1.80%              0.00%
          Strategic Partners Annuity One Relauch - Non Bonus Version
                          Basic                                                         1.40%              0.00%
                          GMDB Annual Step Up or 5% Roll Up                             1.65%              0.00%
          Strategic Partners Annuity One Relaunch - Bonus Version
                          Basic                                                         1.50%              0.00%
                          GMDB Annual Step Up or 5% Roll Up                             1.75%              0.00%
          Strategic Partners Plus
                          Basic                                                         1.40%              0.00%
                          GMDB Annual Step Up or 5% Roll Up                             1.60%              0.00%
                          GMDB with Step Up and Roll Up                                 1.70%              0.00%
          Strategic Partners Plus Enhanced - Non Bonus Version
                          Basic                                                         1.40%              0.00%
                          GMDB Annual Step Up or 5% Roll Up                             1.60%              0.00%
                          GMDB with Step Up and Roll Up                                 1.70%              0.00%
          Strategic Partners Plus Enhanced - Bonus Version
                          Basic                                                         1.50%              0.00%
                          GMDB Annual Step Up or 5% Roll Up                             1.70%              0.00%
                          GMDB with Step Up and Roll Up                                 1.80%              0.00%
          Strategic Partners Plus Relaunch - Non Bonus Version
                          Basic                                                         1.40%              0.00%
                          GMDB Annual Step Up or 5% Roll Up                             1.65%              0.00%
          Strategic Partners Plus Relaunch - Bonus Version
                          Basic                                                         1.50%              0.00%
                          GMDB Annual Step Up or 5% Roll Up                             1.75%              0.00%

                                      A33

                                                                                 Mortality & Expense   Adminstration
          Contracts:                                                                   Charge:            Charge:
                                                                                  ----------------      -----------
          Strategic Partners Select GMDB with Step Up and Roll Up                       1.52%              0.00%
          Strategic Partners Advisor
                          Basic                                                         1.40%              0.00%
                          GMDB with Step Up and Roll Up                                 1.65%              0.00%
          Strategic Partners FlexElite
                          Basic                                                         1.60%              0.00%
                          GMDB Annual Step Up or 5% Roll Up                             1.80%              0.00%
                          GMDB with Greater of Roll Up and Step Up                      1.90%              0.00%
          Discovery Select Variable Annuity                                             1.25%              0.15%
          Discovery Choice
                          Basic                                                         1.35%              0.00%
                          Enhanced                                                      1.65%              0.00%

          C. Withdrawal Charges

          A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0% - 8%. The charge is assessed through the redemption of units.

                                      A34

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey



In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2004 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.











PricewaterhouseCoopers LLP
New York, New York
March 31, 2005

                                      A35

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2004 and December 31, 2003 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                               2004           2003
                                                                           -----------    -----------
ASSETS
Fixed maturities available for sale,
    at fair value (amortized cost, 2004 - $874,200; and 2003 - $746,370)   $   903,685    $   782,685
Policy loans                                                                   153,359        154,659
Short-term investments                                                          44,549         44,571
Other long-term investments                                                      1,977          2,765
                                                                           -----------    -----------
    Total investments                                                        1,103,570        984,680
Cash and cash equivalents                                                      108,117         72,547
Deferred policy acquisition costs                                              183,219        176,529
Accrued investment income                                                       15,045         13,635
Reinsurance recoverables                                                        67,411         17,850
Receivables from affiliates                                                     17,152         17,173
Other assets                                                                    13,789          9,954
Separate account assets                                                      2,112,866      1,926,301
                                                                           -----------    -----------
TOTAL ASSETS                                                               $ 3,621,169    $ 3,218,669
                                                                           ===========    ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                            $   796,421    $   675,823
Future policy benefits and other policyholder liabilities                      189,673        158,752
Cash collateral for loaned securities                                           74,527         78,855
Securities sold under agreements to repurchase                                  24,754         14,483
Income taxes payable                                                            76,878         51,383
Other liabilities                                                               27,788         20,317
Separate account liabilities                                                 2,112,866      1,926,301
                                                                           -----------    -----------
Total liabilities                                                            3,302,907      2,925,914
                                                                           -----------    -----------

CONTINGENCIES  (See Note 12)

STOCKHOLDER'S EQUITY
Common stock, ($5 par value;
      400,000 shares, authorized;
      issued and outstanding at
      December 31, 2004 and December 31, 2003)                                   2,000          2,000
Additional paid-in-capital                                                     168,810        168,742
Deferred compensation                                                             (152)          (108)
Accumulated other comprehensive income                                          13,246         13,178
Retained earnings                                                              134,358        108,943
                                                                           -----------    -----------
Total stockholder's equity                                                     318,262        292,755
                                                                           -----------    -----------
TOTAL LIABILITIES AND
    STOCKHOLDER'S EQUITY                                                   $ 3,621,169    $ 3,218,669
                                                                           ===========    ===========

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations  and  Comprehensive  Income
Years Ended December 31, 2004, 2003 and 2002 (in thousands)
--------------------------------------------------------------------------------

                                                    2004         2003         2002
                                                 ---------    ---------    ---------
REVENUES

Premiums                                         $  31,822    $  38,141    $  28,321
Policy charges and fee income                       77,872       70,060       70,444
Net investment income                               52,499       45,148       44,812
Realized investment gains (losses), net              1,885         (838)     (14,204)
Asset management fees                                4,976        4,029        1,264
Other income                                         1,947        1,717        1,709
                                                 ---------    ---------    ---------

Total revenues                                     171,001      158,257      132,346
                                                 ---------    ---------    ---------

BENEFITS AND EXPENSES

Policyholders' benefits                             44,968       50,898       45,543
Interest credited to policyholders' account
balances                                            29,324       22,641       20,449
General, administrative and other expenses          60,742       55,167       56,145
                                                 ---------    ---------    ---------

Total benefits and expenses                        135,034      128,706      122,137
                                                 ---------    ---------    ---------

Income from operations before income taxes and
cumulative effect of accounting change              35,967       29,551       10,209
                                                 ---------    ---------    ---------

Income taxes:
   Current                                          14,584      (15,103)      (8,717)
   Deferred                                         (4,216)      24,037        3,558
                                                 ---------    ---------    ---------
Total income tax expense (benefit)                  10,368        8,934       (5,159)
                                                 ---------    ---------    ---------

Net Income from Operations Before Cumulative
Effect of Accounting Change                         25,599       20,617       15,368

Cumulative effect of change in accounting
principle, net of taxes                               (184)          --           --
                                                 ---------    ---------    ---------
NET INCOME                                          25,415       20,617       15,368
                                                 ---------    ---------    ---------

Other comprehensive income, net of tax
Increase (decrease) in net unrealized
investment gains, net of taxes                        (479)       3,483        5,971
Cumulative effect of accounting change, net of         547           --           --
tax
                                                 ---------    ---------    ---------

 Other comprehensive income, net of tax                 68        3,483        5,971
                                                 ---------    ---------    ---------

 COMPREHENSIVE INCOME                            $  25,483    $  24,100    $  21,339
                                                 =========    =========    =========

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Stockholder's Equity
Periods Ended December 31, 2004, 2003 and 2002 (in thousands)
-------------------------------------------------------------

                                                                                            Accumulated
                                                                                                Other           Total
                                       Common     Paid - in   Retained       Deferred       Comprehensive    Stockholder's
                                        Stock      Capital    Earnings     Compensation     Income (Loss)       Equity
                                      ---------   ---------   ---------    -------------    -------------    -------------
Balance, January 1, 2002              $   2,000   $ 128,689   $  72,959    $          --    $       3,724    $     207,372

   Net income                                --          --      15,368               --               --           15,368
   Adjustments to policy credits
   issued to eligible policyholders          --          --          (1)              --               --               (1)
   Change in net unrealized
   investment gains, net of taxes            --          --          --               --            5,971            5,971
                                      ---------   ---------   ---------    -------------    -------------    -------------
Balance, December 31, 2002                2,000     128,689      88,326               --            9,695          228,710

   Net income                                --          --      20,617               --               --           20,617
   Contribution from Parent                  --      40,000          --               --               --           40,000
   Stock-based compensation
   programs                                  --          53          --             (108)              --              (55)
   Change in net unrealized
   investment gains, net of taxes            --          --          --               --            3,483            3,483
                                      ---------   ---------   ---------    -------------    -------------    -------------
Balance, December 31, 2003                2,000     168,742     108,943             (108)          13,178          292,755

   Net income                                --          --      25,415               --               --           25,415
   Stock-based compensation
   programs                                  --          68          --              (44)              --               24
   Cumulative effect of
   accounting change, net of taxes           --          --          --               --              547              547
   Change in net unrealized
   investment gains, net of  taxes           --          --          --               --             (479)            (479)
                                      ---------   ---------   ---------    -------------    -------------    -------------
Balance, December 31, 2004            $   2,000   $ 168,810   $ 134,358    $        (152)   $      13,246    $     318,262
                                      =========   =========   =========    =============    =============    =============

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 2004, 2003 and 2002 (in thousands)
--------------------------------------------------------------------------------

                                                                  2004         2003         2002
                                                               ---------    ----------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                  $  25,415    $  20,617    $  15,368
   Adjustments to reconcile net income to net cash (used in)
   provided by operating activities:
      Policy charges and fee income                              (19,556)     (15,786)     (12,057)
      Interest credited to policyholders' account balances        29,324       22,641       20,449
      Realized investment (gains) losses, net                     (1,885)         838       14,204
      Amortization and other non-cash items                       20,192        1,616       (7,651)
      Cumulative effect of accounting change                         184           --           --
      Change in:
        Future policy benefits and other policyholders'
        liabilities                                               29,266       24,544       14,808
        Reinsurance recoverable                                  (49,561)      (9,671)          --
        Accrued investment income                                   (784)      (2,344)        (892)
        Policy loans                                               1,300        3,772          323
        Receivable from affiliates                                    21           13       (7,416)
        Deferred policy acquisition costs                         (6,302)     (39,476)     (18,078)
        Income taxes payable                                      25,597       17,737       (2,366)
        Other, net                                                 3,643       11,766       (8,341)
                                                               ---------    ----------------------
Cash Flows From Operating Activities                              56,854       36,267        8,351
                                                               ---------    ----------------------

CASH FLOWS USED IN INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities available for sale                        449,653      314,559      271,401
   Payments for the purchase of:
      Fixed maturities available for sale                       (543,373)    (540,203)    (331,512)
   Other long-term investments                                       (86)       1,083       (2,458)
   Short term investments, net                                     2,443      (14,254)       2,822
                                                               ---------    ----------------------
Cash Flows Used in Investing Activities                          (91,363)    (238,815)     (59,747)
                                                               ---------    ----------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account:
      Deposits                                                   221,728      210,872      135,163
      Withdrawals                                               (157,616)     (73,794)     (73,518)
    Cash collateral for loaned securities, net                    (4,328)      53,820      (11,057)
    Securities sold under agreements to repurchase, net           10,271      (17,230)      13,199
    Contribution from Parent                                          --       40,000           --
    Deferred compensation                                            (44)        (108)          --
    Stock-based compensation                                          68           53           --
     Cash payments to eligible policyholders                          --           --       (9,121)
                                                               ---------    ----------------------
Cash Flows From Financing Activities                              70,079      213,613       54,666
                                                               ---------    ----------------------

Net increase in cash and cash equivalents                         35,570       11,065        3,270
Cash and cash equivalents, beginning of year                      72,547       61,482       58,212
                                                               ---------    ----------------------
CASH AND CASH EQUIVALENTS, END OF YEAR                         $ 108,117    $  72,547    $  61,482
                                                               =========    ======================

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company of New Jersey or, "the Company," is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities contracts only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company or, "Pruco Life", a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America or, "Prudential Insurance", an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or, "Prudential Financial."

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America or, GAAP. The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Stock  Options

Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the years ended December 31, 2004 and 2003, include costs of less than $0.1 million and $0.1 million, respectively, associated with employee stock options issued by Prudential
Financial to certain employees of the Company. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equal to the market value of Prudential Financial's Common Stock on the date of grant.

In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment," which replaces FASB Statement No. 123. SFAS 123R requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. As described above Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS 123 for all new awards granted to employees on or after January 1, 2003. SFAS 123R is effective for interim and annual periods beginning after June 15, 2005. Prudential Financial will adopt the fair value recognition provisions of this statement on July 1, 2005 for those awards issued prior to January 1, 2003. By that date, the unvested stock options issued prior to January 1, 2003, will be recognized over the remaining vesting period of approximately six months.

Prudential Financial and the Company account for non-employee stock options using the fair value method of SFAS No. 123 in accordance with Emerging Issues Task Force Issue ("EITF") No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees" and related interpretations in accounting for its non-employee stock options.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)."

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the general are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as "Net investment income." Income and expenses associated with securities loaned transactions used to generate income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased.

Deferred Policy Acquisition Costs

The Company is charged distribution expenses from Prudential's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance's general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized.

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire transfer-pricing fee is deemed to be related to the production of new annuity business and is capitalized. For life products, there is a look-through into the expenses incurred by the Prudential Insurance's agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully capitalized. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized DAC is reflected in "General, administrative and other expenses" in the period such estimated gross profits are revised. DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Reinsurance recoverables and payables

Reinsurance recoverables and payables include receivables and corresponding payables associated with reinsurance arrangements with affiliates. See Note 13 for additional information about these arrangements.

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Asset management fees."

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other assets and other liabilities

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders' account balances. As of December 31, 2004 and 2003, deferred sales inducement costs included in other assets were $11 million and $8 million, respectively.

Other assets consist primarily of reinsurance recoverables, premiums due, deferred sales inducement costs, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8.

Unpaid Claims

Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported ("IBNR") as of the balance sheet date. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates, and estimates of the amounts of loss we will ultimately incur on reported claims, which are based in part on our historical experience, are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference will be included in our reported results for the period of the change in estimate in the "Policyholders' benefits" caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. These contracts are discussed in further detail in
Note 8. Also, as more fully discussed in Note 8, the liability for the guaranteed minimum death benefit under these contracts is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of death benefits in excess of the account balance.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Amounts received as payment for interest-sensitive life, deferred annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Management Fees

Beginning October 1, 2002, the Company receives in accordance with a servicing agreement with Prudential Investments LLC, asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"). The PSF are a portfolio of mutual fund investments related to the Company's separate account products (see Note 13). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2003, none of the Company's derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New Accounting Pronouncements

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position ("FSP") EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company's consolidated financial position or results of operations.

In December 2003, the FASB issued FIN No. 46(R), "Consolidation of Variable Interest Entities," which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities ("SPEs") and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The effect of adopting SOP 03-1 was a charge of $.2 million, net of $.1 million of taxes, which was reported as a "Cumulative effect of accounting change, net of taxes" in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Other comprehensive income, net of taxes" of $.5 million, net of $.3 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, approximately $40 million in "Separate account assets" were reclassified resulting in an increase in "Fixed maturities, available for sale", as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $40 million in "Separate account liabilities" were reclassified resulting in increases in "Policyholders' account balances" as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company's consolidated financial position or results of operations.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments." Implementation Issue No. B36 indicates that a modified coinsurance arrangement ("modco"), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS

Fixed Maturities

The following tables provide additional information relating to fixed maturities as of December 31:

                                                                          2004
                                                    -------------------------------------------------
                                                                   Gross        Gross
                                                    Amortized    Unrealized   Unrealized      Fair
                                                       Cost        Gains        Losses       Value
                                                    ----------   ----------   ----------   ----------
                                                                     (in thousands)
      Fixed maturities available for sale
      U.S. Treasury securities and obligations of
      U.S. Government corporations and  agencies    $   40,178   $      527   $       94   $   40,611

      Foreign government bonds                              --           --           --           --

      Corporate securities                             795,984       30,808        1,788      825,004

      Mortgage-backed securities                        38,038          200          168       38,070
                                                    ----------   ----------   ----------   ----------

      Total fixed maturities, available for sale    $  874,200   $   31,535   $    2,050   $  903,685
                                                    ==========   ==========   ==========   ==========


                                                                          2003
                                                    -------------------------------------------------
                                                                   Gross        Gross
                                                    Amortized    Unrealized   Unrealized      Fair
                                                       Cost        Gains        Losses       Value
                                                    ----------   ----------   ----------   ----------
                                                                     (in thousands)

Fixed maturities available for sale
U.S. Treasury securities and obligations of
U.S. Government corporations and agencies           $   31,909   $      668   $       --   $   32,577

Foreign government bonds                                 1,024          174           --        1,198

Corporate securities                                   699,928       36,179          964      735,143

Mortgage-backed securities                              13,509          258           --       13,767
                                                    ----------   ----------   ----------   ----------

Total fixed maturities, available for sale          $  746,370   $   37,279   $      964   $  782,685
                                                    ==========   ==========   ==========   ==========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2003, is shown below:

                                    Available for Sale
                                   ---------------------
                                   Amortized     Fair
                                     Cost        Value
                                   ---------   ---------
                                      (in thousands)

Due in one year or less            $  56,439   $  56,990

Due after one year through five
years                                437,557     450,027

Due after five years through ten
years                                271,044     283,460

Due after ten years                   71,122      75,138

Mortgage-backed securities            38,038      38,070
                                   ---------   ---------

Total                              $ 874,200   $ 903,685
                                   =========   =========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2004, 2003, and 2002 were $394 million, $275 million, and $262 million, respectively. Gross gains of $6 million, $2 million, and $5 million, and gross losses of $4 million, $2 million, and $9 million were realized on those sales during 2004, 2003, and 2002, respectively. Proceeds from maturities of fixed maturities available for sale during 2004, 2003, and 2002 were $56 million, and $39 million, and $9 million, respectively.

Writedowns for impairments that were deemed to be other than temporary for fixed maturities were $0 million, $2.0 million, and $9 million for the years 2004, 2003 and 2002, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                 2004        2003        2002
                                               --------    --------    --------
                                                        (in thousands)

  Fixed maturities, available for sale         $ 44,375    $ 36,587    $ 35,078
  Policy loans                                    8,443       8,463       8,715
  Short-term investments and cash equivalents     1,733       1,430       1,852
  Other                                             272         535         932
                                               --------    --------    --------
  Gross investment income                        54,823      47,015      46,577
  Less investment expenses                       (2,324)     (1,867)     (1,765)
                                               --------    --------    --------
  Net investment income                        $ 52,499    $ 45,148    $ 44,812
                                               ========    ========    ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Realized investment losses, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                             2004      2003        2002
                                           -------    -------    --------
                                                  (in thousands)

    Fixed maturities, available for sale   $ 2,024    $(1,123)   $(12,690)
    Derivatives and other                     (139)       285      (1,514)
                                           -------    -------    --------
    Realized investment losses, net        $ 1,885    $  (838)   $(14,204)
                                           ==============================

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2003:

                                                     Less than twelve            Twelve months or
                                                          months                       more                       Total
                                                 -------------------------   -------------------------   -------------------------
                                                    Fair       Unrealized       Fair       Unrealized       Fair       Unrealized
                                                    Value        Losses         Value        Losses         Value        Losses
                                                 -----------   -----------   -----------   -----------   -----------   -----------
                                                                                  (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations
of U.S. government corporations and agencies     $    23,744   $        94   $        --   $        --   $    23,744   $        94
Corporate securities                                 208,780         1,721         3,606            67       212,386         1,788
Mortgage-backed securities                            25,005           168            --            --        25,005           168
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Total                                            $   257,529   $     1,983   $     3,606   $        67   $   261,135   $     2,050
                                                 ===========   ===========   ===========   ===========   ===========   ===========

As of December 31, 2004, gross unrealized losses on fixed maturities totaled approximately $2 million comprising 99 issuers. Of this amount, there was $2 million in the less than twelve months category comprising 95 issuers and $0.1 million in the greater than twelve months category comprising 4 issuers. There were no individual issuers with gross unrealized losses greater than $0.1 million. The $2 million loss of gross unrealized losses is comprised of investment grade securities. The $0.1 million of gross unrealized losses of twelve months or more were concentrated in the finance sector. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2004.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2004 and 2003, the carrying values of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $96 million and $91 million, respectively.

Fixed maturities of $0.5 million at December 31, 2004 and 2003 were on deposit with governmental authorities or trustees as required by certain insurance laws.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "net income" for a period that also had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                                   Accumulated other
                                                                                                                     Comprehensive
                                                                                                                     Income (Loss)
                                                                     Deferred                         Deferred       Related to Net
                                                   Net Unrealized     policy       Policyholders'    Income Tax       Unrealized
                                                   Gains (Losses)   Acquisition       Account        (Liability)      Investment
                                                   on Investments      Costs          Balances         Benefit       Gains (Losses)
                                                   --------------   ----------     --------------    -----------   -----------------
                                                                                   (in thousands)
Balance, January 1, 2002                             $   11,738     $   (7,134)      $    1,214       $   (2,094)      $    3,724
   Net investment gains on investments
   arising during the period                              3,607             --               --           (1,299)           2,308

   Reclassification adjustment for losses
   included in net income                                12,690             --               --           (4,568)           8,122

   Impact of net unrealized investment
   gains on deferred policy acquisition costs                --         (9,128)                            3,286           (5,842)

   Impact of net unrealized investment gains on
   policyholders' account balances                                                        2,161             (778)           1,383
                                                     ----------     ----------       ----------       ----------       ----------
Balance, December 31, 2002                               28,035        (16,262)           3,375           (5,453)           9,695
   Net investment gains on investments
   arising  during the period                             7,160             --               --           (2,577)           4,583

   Reclassification adjustment for losses
   included in net income                                 1,123             --               --             (404)             719

   Impact of net unrealized investment
   gains on deferred policy acquisition costs                --         (3,662)                            1,318           (2,344)

   Impact of net unrealized investment gains on
   policyholders' account balances                           --             --              821             (296)             525
                                                     ----------     ----------       ----------       ----------       ----------
Balance, December 31, 2003                               36,318        (19,924)           4,196           (7,412)          13,178
   Net investment gains on investments
   arising  during the period                            (4,798)                                           2,043           (2,755)

   Reclassification adjustment for losses
   included in net income                                (2,024)                                             708           (1,316)

   Impact of net unrealized investment gains on
   deferred policy acquisition costs                                     8,075                            (3,026)           5,049

   Impact of net unrealized investment
   gains on policyholders' account balances                                              (1,465)             555             (910)
                                                     ----------     ----------       ----------       ----------       ----------
Balance, December 31, 2004                           $   29,496     $  (11,849)      $    2,731       $   (7,132)      $   13,246
                                                     ==========     ==========       ==========       ==========       ==========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

4. DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                       2004            2003            2002
                                                    ---------       ---------       ---------
                                                                  (in thousands)
Balance, beginning of year                          $ 176,529       $ 137,053       $ 118,975
Capitalization of commissions, sales and issue         21,374          60,669          51,974
expenses
Amortization                                          (23,147)        (17,531)        (24,768)
Change in unrealized investment gains                   8,463          (3,662)         (9,128)
                                                    ---------       ---------       ---------
Balance, end of year                                $ 183,219       $ 176,529       $ 137,053
                                                    =========       =========       =========


Deferred acquisition costs in 2004 include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Arizona Reinsurance Captive Company or, "PARCC," discussed in Note 13 below. Ceded capitalization and amortization relating to this treaty included in the above table amounted to $37 million and $3 million, respectively, in 2004.

5. POLICYHOLDERS' LIABILITIES

Future policy benefits at December 31 are as follows:

                                                2004          2003
                                              --------      --------
                                                  (in thousands)

            Life insurance                    $183,736      $154,410
            Individual Annuities                 5,937         4,342
                                              --------      --------
            Total future policy benefits      $189,673      $158,752
                                              ========      ========

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates, which range from 2.50% to 7.50%.

Future policy benefits for individual annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 4.75% to 8.75%, with less than 10% of the reserves based on an interest rate in excess of 8%.

Policyholders' account balances at December 31 are as follows:

                                                    2004          2003
                                                  --------      --------
                                                       (in thousands)

       Interest-sensitive life contracts          $432,460      $390,044
       Individual annuities                        363,961       285,779
                                                  --------      --------
       Total policyholders' account balances      $796,421      $675,823
                                                  ========      ========

Policyholders' account balances for interest-sensitive life and individual annuities represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 2.97% to 5.90% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.50% to 11.00%.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE

The Company participates in reinsurance with Prudential Insurance, PARCC and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

                                                        2004          2003          2002
                                                     ---------     ---------     ---------
                                                                 (in thousands)
Direct premiums and policy charges and fee income    $ 147,511     $ 119,381     $ 104,180
Reinsurance ceded                                      (37,817)      (11,180)       (5,415)
                                                     ---------     ---------     ---------
Premiums and policy charges and fee income           $ 109,694     $ 108,201     $  98,765

Policyholders' benefits ceded                        $  20,028     $  11,223     $  12,929
                                                     ---------     ---------     ---------

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Statements of Financial Position, at December 31, 2004 and 2003 were $67 million and $18 million, respectively.

During 2004, the Company entered into reinsurance contracts with affiliates covering the entire life in force. As a result, all reinsurance contracts are with affiliates as of December 31, 2004. These contracts are described further in Note 13, below.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                             2004             2003             2002
                                         ------------     ------------     ------------
                                                         (in thousands)
Life insurance face amount in force      $ 42,903,082     $ 31,868,113     $ 21,119,708
Ceded to other companies                  (37,708,317)     (17,782,119)      (9,866,510)
                                         ------------     ------------     ------------
Net amount of life insurance in force    $  5,194,765     $ 14,085,994     $ 11,253,198
                                         ============     ============     ============

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                               2004         2003         2002
                                             --------     --------     --------
                                                       (in thousands)
      Current tax (benefit) expense:
         U.S                                 $ 14,639     $(15,103)    $ (8,975)
         State and local                          (55)          --          258

                                             --------     --------     --------
       Total                                   14,584      (15,103)      (8,717)
                                             --------     --------     --------

      Deferred tax expense (benefit):
         U.S                                   (2,640)      23,735        3,918
         State and local                       (1,576)         302         (360)
                                             --------     --------     --------
         Total                                 (4,216)      24,037        3,558
                                             --------     --------     --------

       Total income tax expense (benefit)    $ 10,368     $  8,934     $ (5,159)
                                             ========     ========     ========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

                                               2004         2003         2002
                                             --------     --------     --------
                                                       (in thousands)

      Expected federal income tax expense    $ 12,589     $ 10,343     $  3,573
      State and local income taxes             (1,060)         197          (66)
      Non taxable investment income            (1,240)      (2,583)      (8,505)
      Other                                        79          977         (161)
                                             --------     --------     --------
      Total income tax expense (benefit)     $ 10,368     $  8,934     $ (5,159)
                                             ========     ========     ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                 2004       2003
                                               -------    -------
                                                  (in thousands)
      Deferred tax assets
         Net operating loss                    $    --    $ 1,074
         Investments                             1,661      1,673
         Other                                     841        204
                                               -------    -------
         Deferred tax assets                     2,502      2,951
                                               -------    -------

      Deferred tax liabilities
         Insurance reserves                    $ 3,249    $ 7,420
         Deferred acquisition costs             46,936     48,271
         Net unrealized gains on securities     10,324     13,075
         Other                                   3,209         --
                                               -------    -------
         Deferred tax liabilities               63,718     68,766
                                               -------    -------

      Net deferred tax liability               $61,216    $65,815
                                               =======    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2003 the Company had state operating loss carryforwards of $70 million.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES (continued)

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1996. Tax years 1997 through 2001 are currently under examination. Management believes sufficient provisions have been made for potential adjustments.

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (a) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary ("anniversary contract value"). These guarantees include benefits that are payable in the event of death or annuitization.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

As of December 31, 2004, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                                             December 31, 2004
                                                                --------------------------------------------
                                                                 In the Event of          At Annuitization /
                                                                      Death                  Accumulation
                                                                --------------------------------------------
   Variable Annuity Contracts                                             (dollars in thousands)
   Return of Net Deposits
   Account value                                                     $ 253,843                      N/A
   Net amount at risk                                                $     395                      N/A
   Average attained age of contractholders                            61 years                      N/A

   Minimum return or anniversary contract value
   Account value                                                     $ 743,506                  $68,612
   Net amount at risk                                                $  67,040                       $0
   Average attained age of contractholders                            63 years                       56
   Average period remaining until earliest expected                        N/A                6.5 years
   annuitization


                                                                  Unadjusted Value         Adjusted Value
   Market value adjusted annuities
                                                                -------------------    ---------------------

   Account value                                                       $34,053                  $35,885


                                                                  December 31, 2004
                                                                ----------------------
                                                                   In the Event of
                                                                        Death
                                                                ----------------------
   Variable Life,  Variable  Universal Life and Universal Life  (dollars in thousands)
   Contracts
   No Lapse Guarantees
   Separate account value                                            $  417,967
   General account value                                             $   65,494
   Net amount at risk                                                $5,329,909
   Average attained age of contractholders                             42 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                                        December 31, 2004
                                                       ------------------
                                                          (in thousands)

      Equity funds ..................................        $552,820
      Bond funds ....................................          78,373
      Balanced funds ................................          21,584
      Money market funds ............................          23,605
      Specialty funds ...............................              81
                                                             --------
           Total ....................................        $676,463
                                                             ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The total amount of funds invested in separate account investment options for variable life, variable universal life and universal life contracts with guarantees was $418 million at December 31, 2004.

In addition to the above mentioned amounts invested in separate account investment options, $321 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits."

                                                     Guaranteed Minimum
                                                    Death Benefit (GMDB)
                                                    --------------------
                                                       (in thousands)

               Balance as of January 1, 2004 ......      $ 1,633

                 Incurred guarantee benefits ......          762

                 Paid guarantee benefits ..........       (1,154)
                                                         -------
               Balance as of December 31, 2004 ....      $ 1,241
                                                         =======

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Other assets." The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                                    Sales Inducements
                                                    -----------------
                                                     (in thousands)

              Balance as of January 1, 2004 ......      $  7,879

                Capitalization ...................         4,461

                Amortization .....................        (1,225)
                                                        --------
              Balance as of December 31, 2004 ....      $ 11,115
                                                        ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $57 million, $(60) million, and $(45) million for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory surplus of the Company amounted to $148 million and $90 million at December 31, 2004 and 2003, respectively. The statutory losses in 2003, and 2002 were primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses, which are not deferred under statutory accounting, and from increases to reserves. During 2004, the Company obtained reinsurance on the term life business from a captive affiliate, mitigating the surplus strain on that business. The agreement is discussed further in Note 13.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance or, "Codification," which replaced the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provided guidance for areas where statutory accounting had been silent and changed current statutory accounting in certain areas. The Company adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $7 million, primarily relating to the recognition of deferred tax assets.

The Company is subject to New Jersey law. The maximum amount of dividends, which can be paid by State of New Jersey insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to N.J.S.A.17:27A-4.c(2)(b). There have been no dividend payments to the Company's parent in 2004, 2003 or 2002. However, the Company received a $40 million capital contribution from its Parent during 2003.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 for a discussion of derivative instruments.

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer's credit quality have been the more significant factors in determining fair values.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments

See note 11 for disclosure of fair value on these instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and fair values of the Company's financial instruments at December 31:

                                                          2004                            2003
                                               --------------------------      --------------------------
                                                Carrying                        Carrying
                                                 Value         Fair Value        Value         Fair Value
                                               ----------      ----------      ----------      ----------
                                                                     (in thousands)
 Financial assets:

    Fixed  maturities, available for sale      $  903,685      $  903,685      $  782,685      $  782,685
    Policy loans                                  153,359         175,090         154,659         179,308
    Short-term investments                         44,549          44,549          44,571          44,571
    Cash and cash equivalents                     108,117         108,117          72,547          72,547
    Separate account assets                     2,112,866       2,112,866       1,926,301       1,926,301

 Financial liabilities:
    Investment contracts                       $  398,615      $  398,615      $  312,635      $  312,635
    Cash collateral for loaned securities          74,527          74,527          78,855          78,855
    Securities sold under agreementS
        to repurchase                              24,754          24,754          14,483          14,483
    Separate account liabilities                2,112,866       2,112,866       1,926,301       1,926,301

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

12. CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Proceedings

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

The  Company  has  received  formal  requests  for  information  relating to its variable annuity business from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General's office. As part of a broad initiative by the NAIC, the Company has received a request for information from the New Jersey Department of Banking and Insurance related to producer compensation and fee arrangements. It is possible that other regulators will issue similar requests.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (Continued)

Affiliated Asset Management Fee Income

Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance. The cash surrender value included in separate accounts was $462 million and $430 million at December 31, 2004 and December 31, 2003, respectively. Fees related to the COLI policies were $4 million, $3 million and $7 million for the years ending December 31, 2004, 2003 and 2002, respectively.

Reinsurance with Affiliates

PARCC

In September 2004, the Company entered into an agreement to reinsure its term life insurance with an affiliated company, PARCC. The Company reinsures with PARCC 90 percent of the risks under such policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

The coinsurance agreement with PARCC also replaces the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. There was no net cost associated with the initial transaction. Reinsurance recoverables related to this agreement were $56 million as of December 31, 2004.

Prudential Insurance

In December 2004, the Company recaptured the excess of loss reinsurance agreement with Prudential and replaced it with a revised yearly renewable term agreement to reinsure all risks, not otherwise reinsured. Reinsurance recoverables related to this agreement were $8 million as of December 31, 2004. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Affiliated premiums ceded from these life reinsurance agreements for the periods ended December 31, 2004, 2003, and 2002 were $27 million, $1 million, and $1 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2004, 2003, and 2002 from these life reinsurance agreements are $16 million in 2004, $0 in 2003, and $8 million in 2002.

Debt Agreements

The Company and its parent, Pruco Life, have a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility for the Company and its parent cannot be more than $800 million. As of December 31, 2004 and 2003, there was $99 million and $93 million, respectively, of asset-based financing. There is no outstanding debt to Prudential Funding, LLC as of December 31, 2004 or December 31, 2003.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2004 and 2003 are summarized in the table below:

                                                                      Three months ended
                                                ------------------------------------------------------------------
                                                  March 31          June 30         September 30      December 31
                                                ------------------------------------------------------------------
2004                                                                      (in thousands)
Total revenues                                  $     44,907      $     46,297      $     40,500      $     39,297
Total benefits and expenses                           35,106            39,646            33,536            26,746
Income from operations before income taxes
and cumulative effect of accounting change             9,801             6,651             6,964            12,551
Net income                                             6,912             4,774             6,432             7,297
                                                ------------------------------------------------------------------

                                                ------------------------------------------------------------------
2003                                                                       (in thousands)
Total revenues                                  $     35,410      $     42,421      $     38,893      $     41,533
Total benefits and expenses                           32,104            33,770            33,297            29,535
Income from operations before income taxes
and cumulative effect of accounting change             3,306             8,651             5,596            11,998
Net income                                             2,633             5,932             3,229             8,823

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" as of January 1, 2004, and the fair value provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation" as of January 1, 2003.


PricewaterhouseCoopers LLP
New York, New York
March 25, 2005

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS

(1) Financial Statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2004; the Statements of Operations for the period ended December 31, 2004; the Statements of Changes in Net Assets for the periods ended December 31, 2004 and December 31, 2003; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)


(2) Statements of Pruco Life of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2004 and 2003; and the Related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2004, 2003 and 2002; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)

(b)      EXHIBITS

(1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Note 3)

(2)      Agreements for custody of securities and similar investments--Not
         Applicable.

(3) (a) Form of Distribution Agreement between Prudential Investment Management Services, Inc. "PIMS" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor) (Note 2)

         (b) Form of Selected Broker Agreement used by PIMS (Note 2)

(4) (a) Form of The Strategic Partners Variable Annuity Contract V-BON 2000-NY (Note 12)

         (b) Form of The Strategic Partners Variable Annuity Contract V-DCA 2000-NY (Note 12)

         (c) Form of Strategic Partners Variable Annuity Contract VBON-2000-NY Ed. 10/2002 (Note 13)

         (d) Form of Strategic Partners Variable Annuity Contract VDCA-2000-NY Ed 10/2002 (Note 13)

         (e) Form of Strategic Partners Variable Annuity Contract VDCA-NY Ed 5-2003 (Note 17)

         (f) Endorsement ORD 112389-NY (Note 13)

         (g) Endorsement (MVA) ORD 112805-NY (Note 14)

         (h) Endorsements ORD 112898-NY and ORD 112899-NY (Note 15)

         (i)  Endorsement (GMIB) ORD 112737-NY (Note 17)

         (j)  Endorsement (Transfers) ORD 112878 (Note 17)

         (k) Endorsement (IAB) ORD 112718-NY (Note 17)

         (l) Endorsement Supplement (GMIB) ORD 112963-NY (Note 18)

(5)      (a) Application form for the Contract. (Note 8)

         (b) Application form for the Contract -- PIAG (Note 8)

         (c) Strategic Partners Annuity One Application ORD 99725 New York (Note
         13)

         (d) Strategic Partners Annuity One Application ORD 99725 New York-Third Party (Note 13)

         (e) Strategic Partners Annuity One Application ORD 99725 New York-First Union (Note 13)

         (f) Application form for the Contract (18)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended February 12, 1998. (Note 6)

         (b) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 7)

(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

                  (a)      Form of Fund Participation Agreement. (Note 4)
                  (b)      Form of Fund Participation Agreement (AST) (Note 20)
                  (c) Amendment to Evergreen Trust Participation Agreement (Note 1)
                  (d) Gartmore Amended and Restate Fund Participation Agreement (Note 20)

(9)      Opinion of Counsel. (Note 1)

(10) Written Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 1)


(11)     All financial statements omitted from Item 23, Financial
         Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)     Powers of Attorney.

         (a)      David R. Odenath, Jr. (Note 9)

         (b)      James J. Avery Jr. (Note 5)

         (c)      Ronald P. Joelson (Note 10)

         (d)      Helen M. Galt (Note 11)

         (e)      Andrew J. Mako (Note 16)

         (f)      John Chieffo, C. Edward Chaplin, Bernard J. Jacob (Note 19)


-------------

(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration No. 333-18117, filed April 16, 1999, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Form N-4, Registration No. 333-18113, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 26, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 33-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed on April 16, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 7) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 8) Incorporated by reference to the Initial Registration on Form N-4, Registration No. 333-49230 filed November 3, 2000 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Form S-6, Registration No. 333-49334 filed February 8, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 14, Form S-1, Registration No. 33-20018, filed April 10, 2001 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 5, Form S-6, Registration No. 333-85117 filed June 28, 2001 of behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 2, this Registration Statement, filed September 28, 2001.

(Note 13) Incorporated by reference to Post-Effective Amendment No. 4, this Registration Statement, filed December 10, 2002.

(Note 14) Incorporated by reference to initial Form S-3, Registration No. 222-49230 filed February 27, 2003 on behalf of Pruco Life Insurance Company of New Jersey.

(Note 15) Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed April 23, 2003.

(Note 16) Incorporated by reference to Post-Effective Amendment No. 27, Form N-4 Registration No. 333-99275, filed June 27, 2003, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 17) Incorporated by reference to Post-Effective Amendment No. 9 to this Registration Statement, filed September 26, 2003.

(Note 18) Incorporated by reference to Post-Effective Amendment No. 12 to this Registration Statement, filed April 20, 2004.

(Note 19) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4, Registration No. 333-49230, filed January 20, 2005 on behalf of Pruco Life Insurance Company of New Jersey Flexible Premium Variable Annuity Account.

(Note 20) Incorporated by reference to Post-Effective Amendment No. 54 to Form N-4, Registration No. 333-99275, filed April 6. 2005 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.


ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and major officers of Pruco Life of New Jersey are listed below:





Name and Principal Business Address                  Position and Offices with Depositor
-----------------------------------                  -----------------------------------

James J. Avery, Jr.                                  Vice Chairman and Director
213 Washington Street
Newark, NJ 07102-2992

C. Edward Chaplin                                    Senior Vice President and Treasurer
751 Broad Street
Newark, NJ 07102-3777

John Chieffo                                         Vice President and Chief Accounting Officer
213 Washington Street
Newark, NJ 07102-2992

Helen M. Galt                                        Director
213 Washington Street
Newark, NJ 07102-2992

Bernard J. Jacob                                              President and Director
213 Washington Street
Newark, NJ 07102-2992

Ronald P. Joelson                                             Director
100 Mulberry Street
Newark, NJ 07102-5096

Clifford E. Kirsch                                            Chief Legal Officer and Secretary
213 Washington Street
Newark, NJ 07102-2992

Andrew J. Mako                                                Director
290 W. Mount Pleasant Avenue
Livingston, NJ 07039-2729

Melody C. McDaid                                              Senior Vice President
213 Washington Street
Newark, NJ 07102-2992

Esther H. Milnes                                              Senior Vice President
213 Washington Street
Newark, NJ 07102-2992

James M. O'Connor                                             Senior Vice President and Actuary
200 Wood Avenue South
Iselin, NJ 08830-2706

David R. Odenath, Jr.                                         Director
751 Broad Street
Newark, NJ 07102-3777

Hwei-Chung S. Shao                                            Senior Vice President and Chief Actuary
213 Washington Street
Newark, NJ 07102-2992


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a corporation organized under the laws of New Jersey, is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, ("Prudential"), a stock life insurance company organized under the laws of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company.

Pruco Life of New Jersey may be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Single Premium Variable Life Account, the Pruco Life of New Jersey Single Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant), the Pruco Life of New Jersey Modified Guaranteed Annuity Account and the Pruco Life of New Jersey Variable Real Property Account (separate accounts of Pruco Life of New Jersey)

The above-referenced separate accounts, along with Prudential and certain of Prudential's separate accounts, hold the majority of the shares of The Prudential Series Fund, Inc., a Maryland corporation. In addition, The Prudential holds all the shares of Prudential's Gibraltar Fund, a Maryland Corporation, in three of its separate accounts. The Prudential Series Fund, Inc. and Prudential's Gibraltar Fund are registered as open-end diversified, management investment companies under the Investment Company Act of 1940. Additionally, the aforementioned separate accounts of Prudential are registered as unit investment trusts under the Investment Company Act of 1940.

In addition, Pruco Life of New Jersey may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of Prudential Financial, Inc. and their separate accounts.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed March 9, 2005, the text of which is hereby incorporated.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2005 there were 2,633 owners of qualified contracts and 2,440 of non-qualified contracts offered by the Registrant.

ITEM 28. INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is filed as
Exhibit 1.A.(6)(c) to Form S-6, Registration No. 333-85117, filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)      Prudential Investment Management Services LLC (PIMS)

         PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

         PIMS is also distributor of the following unit investment trusts:
Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Prudential Discovery Premier Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


(b) Information concerning the directors and officers of PIMS is set forth below:



                                  POSITIONS AND OFFICES          POSITIONS AND OFFICES
        NAME (1)                    WITH UNDERWRITER                WITH REGISTRANT
-----------------------    -------------------------------    ------------------------

    Robert F. Gunia        President                          None

    Kenneth I. Schindler   Senior Vice President & Chief      None
                           Compliance Officer

    David Odenath          Executive Vice President           None
751 Broad Street
Newark, NJ 07102

    Scott Sleyster         Executive Vice President           None
280 Trumball Street
Hartford, CT 06103

    Stephen Pelletier      Executive Vice President           None

    Bernard B. Winograd    Executive Vice President           None

    Edward P. Baird        Executive Vice President           None

    William V. Healey      Senior Vice President, Secretary   None
                           and
                           Chief Legal Officer

   Michael J. McQuade      Senior Vice President,             None
                           Comptroller and
                           Chief Financial Officer

    C. Edward Chaplin      Executive Vice President and       None
   7511 Broad Stsreet      Treasurer
   Newark, NJ 07102

    Peter J. Boland        Senior Vice President and          None
                           Director
                           oOf Operations
-----------------

(1) The address of each person named is 100 Mulberry Street, Newark, New Jersey 07102 unless otherwise noted.

(c)

---------------------------------------------------------------------------------------------------------------------------
Name of Principal             Net Underwriting Discounts     Compensation on Redemption     Brokerage          Compensation
Underwriter                   and Commissions                                               Commission
---------------------------------------------------------------------------------------------------------------------------
Prudential Investment         $6,601,002                     $-0-                           $-0-               $-0-
Management Services, LLC
---------------------------------------------------------------------------------------------------------------------------


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life Insurance Company of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.

(f) This post-effective amendment is being filed solely for the purpose of providing annual updates and/or supplements to the documents that are included in the post-effective amendment, and does not otherwise eliminate or replace any other documents previously filed in the Registration Statement.

                                   SIGNATURES

         As required by the Securities Act of 1933, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Newark, and the State of New Jersey on this 13th day of April, 2005.

                  THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                                  (Registrant)

                 BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   (Depositor)


Attest: /s/ CLIFFORD E. KIRSCH                           /s/  BERNARD J. JACOB
------------------------------                          ----------------------
        CLIFFORD E. KIRSCH                              BERNARD J. JACOB
        CHIEF LEGAL OFFICER AND SECRETARY               PRESIDENT


                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                  SIGNATURE AND TITLE
                  -------------------
                    *
        ----------------------------------------------------
                   JAMES J. AVERY JR.
                  VICE CHAIRMAN AND DIRECTOR

                    *
        ----------------------------------------------------
                   BERNARD J. JACOB
                   PRESIDENT AND DIRECTOR

                    *
        ----------------------------------------------------
                   JOHN CHIEFFO
                   VICE  PRESIDENT, CHIEF
                   ACCOUNTING OFFICER AND PRINCIPAL
              FINANCIAL OFFICER
                                                              Date  April  13, 2005
                    *
        ----------------------------------------------------
                   RONALD P. JOELSON
                   DIRECTOR                                   *BY: CLIFFORD E. KIRSCH
                                                              -----------------------
                                                              CLIFFORD E. KIRSCH
                    *                                         (ATTORNNEY-IN-FACT)
        ----------------------------------------------------
                   C. EDWDARD CHAPLIN
                  SENIOR VICE PRESIDENT AND DIRECTOR

                    *
        ----------------------------------------------------
                   HELEN M. GALT
                   DIRECTOR

                    *
        ----------------------------------------------------
                   DAVID R. ODENATH, JR.
                   DIRECTOR

                    *
        ----------------------------------------------------
                   ANDREW J. MACKO
                   DIRECTOR

                                  EXHIBIT INDEX


(8)(c)   Amendment to Evergreen Trust Participation Agreement

(9)      Opinion of Counsel.

(10) Written Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm